                                                  Filed pursuant to Rule 497(c)
                                                              File No. 33-82366
                           MASSMUTUAL PREMIER FUNDS

This Prospectus describes the following Funds:

Stable Value                                        Sub-Advised by:
MassMutual Premier Money Market Fund                Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund         Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund    Babson Capital Management LLC
MassMutual Premier Core Bond Fund                   Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund            Babson Capital Management LLC
MassMutual Premier High Yield Fund                  Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund                    Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund                       Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund        Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II     Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund  Babson Capital Management LLC

Large Cap Growth
MassMutual Premier Core Growth Fund                 Babson Capital Management LLC
MassMutual Premier Enhanced Index Growth Fund       Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Small Capitalization Value Fund  Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund Babson Capital Management LLC

International
MassMutual Premier International Equity Fund        OppenheimerFunds, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

                                  PROSPECTUS
                               November 1, 2004

       Table of Contents                                             Page

       Summary Information..........................................   3
       About the Funds
             MassMutual Premier Money Market Fund...................   5
             MassMutual Premier Short-Duration Bond Fund............   7
             MassMutual Premier Inflation-Protected Bond Fund.......   9
             MassMutual Premier Core Bond Fund......................  11
             MassMutual Premier Diversified Bond Fund...............  13
             MassMutual Premier High Yield Fund.....................  15
             MassMutual Premier Balanced Fund.......................  17
             MassMutual Premier Value Fund..........................  19
             MassMutual Premier Enhanced Index Value Fund...........  21
             MassMutual Premier Enhanced Index Value Fund II........  23
             MassMutual Premier Enhanced Index Core Equity Fund.....  25
             MassMutual Premier Core Growth Fund....................  27
             MassMutual Premier Enhanced Index Growth Fund..........  29
             MassMutual Premier Small Capitalization Value Fund.....  31
             MassMutual Premier Small Company Opportunities Fund....  33
             MassMutual Premier International Equity Fund...........  35
       Summary of Principal Risks...................................  37
       About the Investment Adviser and Sub-Advisers
             Massachusetts Mutual Life Insurance Company............  43
             Babson Capital Management LLC..........................  43
             OppenheimerFunds, Inc..................................  45
       About the Classes of Shares - Multiple Class Information
             Class S Shares.........................................  46
             Class Y Shares.........................................  46
             Class L Shares.........................................  47
             Class A and Class N Shares.............................  47
             Compensation to Intermediaries.........................  48
       Investing in the Funds
             Buying, Redeeming and Exchanging Shares................  49
             Initial Sales Charges..................................  50
             Contingent Deferred Sales Charges......................  51
             Determining Net Asset Value............................  53
             How to Invest..........................................  53
             Taxation and Distributions.............................  53
       Investment Performance.......................................  55
       Financial Highlights.........................................  56
       Additional Investment Policies and Risk Considerations.......  82

Summary Information

MassMutual Premier Funds (formerly, The DLB Fund Group) (the "Trust") provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund's:

..  Investment objectives.

.. Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the Funds begins on page 49.

.. Investment return over the past ten years, or since inception if less than ten years old.

..  Average annual total returns for the last one-, five- and ten-year periods
   (or, shorter periods for newer Funds) and how the Fund's performance compares to that of a comparable broad-based index.

..  Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund's investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of the corresponding series of MassMutual Select Funds (formerly, MassMutual Institutional Funds) or the performance of a predecessor separate investment account of MassMutual before that account became a Fund, or a combination of these sources of performance information. In addition, where indicated, average annual total returns for all classes are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Funds' performance. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Funds. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds' performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Funds' performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under "Expense Information" are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund's "Net Fund Expenses." These costs are deducted from a Fund's assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

MassMutual Premier Money Market Fund (Class N shares not currently available)

                             Investment Objective


This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

                   Principal Investment Strategies and Risks


The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

..  commercial paper and other corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  certificates evidencing participation in bank loans; and

..  certificates of deposit and bankers' acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund's Sub-Adviser, Babson Capital Management LLC, (formerly, David L. Babson & Company Inc.) ("Babson"), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                     [CHART]

                                    Bar chart

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
4.01%  5.78%  5.24%  5.39%  5.39%  5.10%  6.37%  4.14%  1.42%  0.69%

During the periods shown above, the highest quarterly return was 1.65% for the quarter ended December 31, 2000 and the lowest was 0.14% for the quarter ended December 31, 2003.

Year-to-date performance through September 30, 2004 was 0.49%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                           One   Five   Ten
                    Return Before Taxes    Year  Years Years
                     Class S/(2)/          0.69% 3.52% 4.34%
                     Class Y/(3)/          0.59% 3.44% 4.19%
                     Class L/(3)/          0.44% 3.28% 4.14%
                     Class A/(3)/          0.20% 3.01% 3.73%
                     Class N/(3)/         -1.10% 2.71% 3.43%
                     Salomon Smith Barney
                      3-Month Treasury
                      Bill Index/(4)/      1.07% 3.50% 4.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A Total Annual Fund Operating Expenses, respectively. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(4) 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund's shares are not guaranteed.

The Fund's 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund's current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

                              Expense Information


                            Class S Class Y Class L Class A  Class N
        Shareholder Fees
        (fees paid directly
        from your
        investment)
         Maximum Sales
          Charge (Load)
          on purchases (as
          a % of offering
          price)             None    None    None    None     None
         Maximum Deferred
          Sales Charge
          (Load) (as a %
          of the lower of
          the original
          offering price or
          redemption
          proceeds)          None    None    None    None    1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                              Class S Class Y Class L Class A Class N
          Annual Fund
          Operating
          Expenses (expenses
          that are deducted
          from Fund assets)
          (% of average net
          assets)
           Management Fees     .35%    .35%     .35%    .35%    .35%
           Distribution and
            Service (Rule
            12b-1) Fees        None    None     None    .25%    .50%
           Other Expenses      .10%    .20%     .35%    .35%    .40%
          Total Annual Fund
          Operating
          Expenses             .45%    .55%     .70%    .95%   1.25%
                               ----    ----    -----   -----   -----
          Expense
           Reimbursement/(1)/  None    None    (.18%)  (.18%)  (.18%)
          Net Fund
           Expenses/(2)(3)/    .45%    .55%     .52%    .77%   1.07%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .18% of other expenses for Class L, Class A and Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $ 46   $144    $252    $  566
                     Class Y  $ 56   $176    $307    $  689
                     Class L  $ 53   $167    $291    $  652
                     Class A  $ 79   $246    $428    $  953
                     Class N  $213   $341    $590    $1,304

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $109   $341    $590    $1,304

MassMutual Premier Short-Duration Bond Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund's portfolio duration is intended to be three years or less. The Fund's Sub-Adviser, Babson, may increase the portfolio's duration when it believes longer-term investments offer higher yields. When Babson believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio's duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                    [CHART]

 1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
------  ------  -----  -----  -----  -----  -----  -----  -----  -----
-0.99%  11.77%  5.57%  6.84%  6.29%  3.10%  6.48%  6.42%  7.75%  3.68%


During the periods shown above, the highest quarterly return was 4.11% for the quarter ended June 30, 1995 and the lowest was -1.56% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 2.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five   Ten
                  Return Before Taxes        Year  Years Years
                   Class S/(2)/              3.68% 5.47% 5.64%
                   Class Y/(3)/              3.50% 5.39% 5.50%
                   Class L/(3)/              3.55% 5.23% 5.43%
                   Class A/(3)/             -0.44% 4.23% 4.69%
                   Class N/(3)/              1.98% 4.68% 4.77%
                   Lehman Brothers 1-3 Year
                    Government Bond
                    Index/(4)/               1.98% 5.51% 5.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A Total Annual Fund Operating Expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(4) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                           Since
                                             One   Five  Inception
                                             Year  Years (10/3/94)
               Return Before Taxes -
                Class S/(2)/                 3.68% 5.47%   6.25%
               Return After Taxes on
                Distributions - Class S/(2)/ 2.23% 3.41%   3.96%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class S/(2)/   2.39% 3.39%   3.91%
               Lehman Brothers 1-3 Year
                Government Bond
                Index/(4)/                   1.98% 5.51%   6.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    3.50%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                              Class S Class Y Class L Class A Class N
          Annual Fund
          Operating
          Expenses (expenses
          that are deducted
          from Fund assets)
          (% of average net
          assets)
           Management Fees     .40%    .40%     .40%    .40%    .40%
           Distribution and
            Service (Rule
            12b-1) Fees        None    None     None    .25%    .50%
           Other Expenses      .14%    .19%     .34%    .34%    .39%
          Total Annual Fund
          Operating
          Expenses             .54%    .59%     .74%    .99%   1.29%
                               ----    ----    -----   -----   -----
          Expense
           Reimbursement/(1)/  None    None    (.07%)  (.07%)  (.07%)
          Net Fund
           Expenses/(2)(3)/    .54%    .59%     .67%    .92%   1.22%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .07% of other expenses for Class L, Class A and Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 55   $173    $302    $  676
                    Class Y  $ 60   $189    $329    $  737
                    Class L  $ 68   $214    $373    $  834
                    Class A  $441   $633    $842    $1,441
                    Class N  $228   $387    $670    $1,476

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $124   $387    $670    $1,476

MassMutual Premier Inflation-Protected Bond Fund

                             Investment Objective


This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond's principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund's Sub-Adviser, Babson, believes that such investments are more attractive than inflation-indexed bonds. The Fund's non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund's Sub-Adviser intends for the Fund's dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund's benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality of AAA/AA+.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                              Annual Performance


The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

                         Average Annual Total Returns


Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund's returns have deviated from the broad market.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment) )
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    4.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                            Class S  Class Y  Class L  Class A  Class N
       Annual Fund
       Operating
       Expenses (expenses
       that are deducted
       from Fund assets)
       (% of average net
       assets)
        Management Fees       .48%     .48%     .48%     .48%     .48%
        Distribution and
         Service (Rule
         12b-1) Fees          None     None     None     .25%     .50%
        Other Expenses/(1)/   .10%     .20%     .35%     .35%     .40%
        Total Annual
         Fund Operating
         Expenses             .58%     .68%     .83%    1.08%    1.38%
                             -----    -----    -----    -----    -----
        Expense
         Reimbursement       (0.00)%  (0.00)%  (0.00)%  (0.00)%  (0.00)%
        Net Fund
         Expenses/(2)(3)/     .58%     .68%     .83%    1.08%    1.38%

(1) Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year 3 Years
                Class S                             $ 59   $186
                Class Y                             $ 69   $218
                Class L                             $ 85   $265
                Class A                             $580   $803
                Class N                             $244   $437

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                                                   1 Year 3 Years
                Class N                             $141   $437

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for all accounts with investment objectives, policies and strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                                     [CHART]

                                    Bar chart

                                  2002    2003
                                 -----    ----
                                 16.15%   7.21%

During the periods shown above, the highest quarterly return was 7.85% for the quarter ended September 30, 2002 and the lowest was 0.28% for the quarter ended September 30, 2003.

Year-to-date performance through September 30, 2004 was 4.92%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

         Babson Average Annual Total Returns for Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

                                                        Since
                                                One   Inception
                                                Year  (10/1/01)
                 Babson Composite
                  Class S/(1)/                  7.06%   9.43%
                   Class Y/(1)/                 7.06%   9.43%
                   Class L/(1)/                 6.90%   9.27%
                   Class A/(1)/                 1.56%   6.66%
                   Class N/(1)/                 5.24%   8.66%
                 Lehman U.S. Treasury Inflation
                  Note Index/(2)/               8.40%  10.43%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted for Class L, Class A and Class N to reflect the Class L, Class A and Class N Total Annual Fund Operating Expenses listed in the fee table above, including sales loads, respectively. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

MassMutual Premier Core Bond Fund


                             Investment Objective


This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                     [CHART]

                                    Bar chart

1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
-----   -----   ----   ----   ----   -----   -----   ----   ----   ----
-4.11%  19.15%  2.80%  9.78%  8.44%  -2.08%  10.99%  7.92%  8.71%  5.32%

During the periods shown above, the highest quarterly return was 6.58% for the quarter ended June 30, 1995 and the lowest was -3.49% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 3.19%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                              One   Five   Ten
                 Return Before Taxes          Year  Years Years
                  Class S/(2)/                5.32% 6.07% 6.50%
                  Class Y/(3)/                5.23% 6.01% 6.36%
                  Class L/(3)/                5.09% 5.85% 6.27%
                  Class A/(3)/               -0.21% 4.60% 5.41%
                  Class N/(3)/                3.54% 5.32% 5.63%
                  Lehman Brothers
                   Aggregate Bond Index/(4)/  4.11% 6.62% 6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to October 31, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A Total Annual Fund Operating Expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                          Since
                                            One   Five  Inception
                                            Year  Years (10/3/94)
               Return Before Taxes -
                Class S/(2)/                5.32% 6.07%   7.56%
               Return After Taxes on
                Distributions -Class S/(2)/ 2.89% 3.80%   5.09%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class S/(2)/  3.60% 3.79%   4.96%
               Lehman Brothers
                Aggregate Bond Index/(4)/   4.11% 6.62%   7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    4.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                               Class S Class Y Class L Class A Class N
          Annual Fund
          Operating
          Expenses (expenses
          that are deducted
          from Fund assets)
          (% of average net
          assets)
           Management Fees      .48%    .48%     .48%    .48%    .48%
           Distribution and
            Service (Rule
            12b-1) Fees         None    None     None    .25%    .50%
           Other Expenses       .11%    .16%     .31%    .31%    .38%
          Total Annual Fund
          Operating
          Expenses              .59%    .64%     .79%   1.04%   1.36%
                                ----    ----    -----   -----   -----
           Expense
            Reimbursement/(1)/  None    None    (.08%)  (.08%)  (.08%)
           Net Fund
            Expenses/(2)(3)/    .59%    .64%     .71%    .96%   1.28%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class L, Class A and Class N through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $ 60   $189    $329    $  737
                     Class Y  $ 65   $205    $357    $  798
                     Class L  $ 73   $227    $395    $  881
                     Class A  $569   $767    $981    $1,596
                     Class N  $234   $406    $702    $1,543

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $131   $406    $702    $1,543

MassMutual Premier Diversified Bond Fund

                             Investment Objective


This Fund seeks a superior total rate of return by investing in fixed income instruments.

                   Principal Investment Strategies and Risks


This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers;

..  private placement bonds, including securities issued pursuant to Rule 144A;
   and

..  mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

..  money market securities, including commercial paper;

..  U.S. Treasury futures and forward contracts;

..  interest rate and currency swaps; and

.. options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund's Sub-Adviser, Babson, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(1)/

                                    [CHART]

                                   Bar Chart

                           2000   2001   2002   2003
                           ----   ----   ----   ----
                           7.19%  7.11%  8.41%  8.43%

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended June 30, 2003 and the lowest was 0.20% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 3.38%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
                                                  Year  (5/3/99)
               Return Before Taxes - Class S      8.48%   6.59%
               Return After Taxes on
                Distributions - Class S           7.44%   4.57%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class S                  5.57%   4.36%
               Return Before Taxes - Class Y      8.41%   6.51%
               Return Before Taxes - Class L      8.36%   6.37%
               Return Before Taxes - Class A/(2)/ 2.83%   5.00%
               Return Before Taxes - Class N/(2)/ 6.65%   5.81%
               Lehman Brothers Aggregate
                Bond Index/(3)/                   4.11%   7.16%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                                         Class S Class Y Class L  Class A     Class N
Shareholder Fees (fees paid directly
from your investment)
 Maximum Sales Charge (Load) on
  purchases (as a % of offering price)    None    None    None    4.75%        None
 Maximum Deferred Sales Charge (Load)
  (as a % of the lower of the original
  offering price or redemption proceeds)  None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                                         Class S Class Y Class L Class A Class N
Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets) (% of average net assets)
 Management Fees                          .50%    .50%     .50%    .50%    .50%
 Distribution and Service (Rule 12b-1)
  Fees                                    None    None     None    .25%    .50%
 Other Expenses                           .19%    .24%     .40%    .39%    .44%
Total Annual Fund Operating Expenses      .69%    .74%     .90%   1.14%   1.44%
                                          ----    ----    -----   -----   -----
 Expense Reimbursement/(1)/               None    None    (.15%)  (.15%)  (.15%)
 Net Fund Expenses/(2)(3)/                .69%    .74%     .75%    .99%   1.29%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .15% of other expenses for Class L, Class A and Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $ 71   $221    $384    $  858
                     Class Y  $ 76   $237    $411    $  917
                     Class L  $ 77   $240    $417    $  929
                     Class A  $572   $776    $996    $1,629
                     Class N  $235   $409    $708    $1,555

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $131   $409    $708    $1,555

MassMutual Premier High Yield Fund

                             Investment Objective


This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Fund's Sub-Adviser, Babson, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that Babson determines to be of comparable quality.

Babson employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. Babson prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Convertible Securities Risk, Currency Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                    [CHART]

2001   2002    2003
-----  -----  ------
1.71%  4.53%  29.81%


During the periods shown above, the highest quarterly return was 11.09% for the quarter ended June 30, 2003 and the lowest was -3.03% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 5.71%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
                Return Before Taxes              Year  (9/05/00)
                 Class S/(2)/                   29.81%   9.83%
                 Class Y                        29.81%   9.83%
                 Class L/(2)/                   29.61%   9.67%
                 Class A/(2)/                   21.85%   7.46%
                 Class N/(2)/                   27.60%   9.06%
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N Total Annual Fund Operating Expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.

(3) The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (9/05/00)
                 Return Before Taxes - Class Y  29.81%   9.83%
                 Return After Taxes on
                  Distributions - Class Y       25.95%   6.39%
                 Return After Taxes on
                  Distributions and Sale of     19.11%   6.16%
                 Fund Shares - Class Y
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                           Class S  Class Y  Class L  Class A  Class N
        Annual Fund
        Operating
        Expenses (expenses
        that are deducted
        from Fund assets)
        (% of average net
        assets)
         Management Fees     .50%     .50%     .50%     .50%     .50%
         Distribution and
          Service (Rule
          12b-1) Fees        None     None     None     .25%     .50%
         Other Expenses      .20%     .25%     .40%     .40%     .45%
         Total Annual
          Fund Operating
          Expenses           .70%     .75%     .90%    1.15%    1.45%
                            -----    -----    -----    -----    -----
         Expense
          Reimbursement     (0.00)%  (0.00)%  (0.00)%  (0.00)%  (0.00)%
         Net Fund
          Expenses/(1)(2)/   .70%     .75%     .90%    1.15%    1.45%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $ 72   $224   $  389   $  870
                     Class Y  $ 77   $240   $  417   $  929
                     Class L  $ 92   $287   $  498   $1,106
                     Class A  $686   $920   $1,172   $1,891
                     Class N  $251   $459   $  792   $1,733

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $148   $459    $792    $1,733

MassMutual Premier Balanced Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

                   Principal Investment Strategies and Risks


The Fund's portfolio consists of three segments:

.. The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

.. The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

.. The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's Sub-Adviser, Babson, about each segment's potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund's total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund's total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund's total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.
                              Class S Shares/(2)/

                                    [CHART]

                                   Bar chart

1994    1995    1996    1997    1998    1999   2000    2001    2002     2003
----   -----   -----   -----   -----   -----   ----   -----   ------   -----
2.44%  21.31%  12.83%  18.72%  13.50%  -1.58%  0.00%  -6.07%  -11.47%  18.30%

During the periods shown above, the highest quarterly return was 10.13% for the quarter ended June 30, 2003 and the lowest was -9.66% for the quarter ended September 30, 2002. Year-to-date performance through September 30, 2004 was 2.13%. Year-to-date performance does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                               One   Five    Ten
             Return Before Taxes               Year  Years  Years
              Class S/(2)/                    18.30% -0.64%  6.23%
              Class Y/(3)/                    18.02% -0.84%  6.01%
              Class L/(3)/                    17.77% -0.97%  5.89%
              Class A/(3)/                    10.73% -2.38%  4.95%
              Class N/(3)/                    16.22% -1.52%  5.28%
              S&P 500(R)Index/(4)/            28.67% -0.57% 11.06%
              Lipper Balanced Fund Index/(5)/ 19.94%  2.95%  8.20%
              Lehman Brothers Aggregate
               Bond Index/(6)/                 4.11%  6.62%  6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A Total Annual Fund Operating Expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(6) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (10/3/94)
                 Return Before Taxes -
                  Class S/(2)/          18.30% -0.64%   6.50%
                 Return After Taxes on
                  Distributions -
                  Class S/(2)/          17.62% -2.77%   4.31%
                 Return After Taxes on
                  Distributions and
                  Sale of Fund
                  Shares - Class S/(2)/ 12.13% -1.47%   4.58%
                 S&P 500(R)Index/(4)/   28.67% -0.57%  11.85%
                 Lipper Balanced Fund
                  Index/(5)/            19.94%  2.95%   9.04%
                 Lehman Brothers
                  Aggregate Bond
                  Index/(6)/             4.11%  6.62%   7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                           Class S  Class Y  Class L  Class A  Class N
        Annual Fund
        Operating
        Expenses (expenses
        that are deducted
        from Fund assets)
        (% of average net
        assets)
         Management Fees     .48%     .48%     .48%     .48%     .48%
         Distribution and
          Service (Rule
          12b-1) Fees        None     None     None     .25%     .50%
         Other Expenses      .12%     .28%     .43%     .43%     .49%
        Total Annual Fund
        Operating
        Expenses             .60%     .76%     .91%    1.16%    1.47%
                            -----    -----    -----    -----    -----
         Expense
          Reimbursement     (0.00)%  (0.00)%  (0.00)%  (0.00)%  (0.00)%
         Net Fund
          Expenses/(1)(2)/   .60%     .76%     .91%    1.16%    1.47%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $ 61   $192   $  335   $  749
                     Class Y  $ 78   $243   $  422   $  941
                     Class L  $ 93   $290   $  504   $1,118
                     Class A  $687   $923   $1,177   $1,902
                     Class N  $253   $465   $  803   $1,755

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $150   $465    $803    $1,755

MassMutual Premier Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                   Principal Investment Strategies and Risks


The Fund normally invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson will invest in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk, Leveraging Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                    [CHART]


 1996       1997     1998      1999      2000       2001      2002       2003
------    -------    -----     -----     -----     ------    -------     -----
23.99%     26.35%    5.25%     0.54%     9.41%     -0.33%    -11.53%     24.46%



During the periods shown above, the highest quarterly return was 15.39% for the quarter ended June 30, 2003 and the lowest was -17.77% for the quarter ended September 30, 1998.

Year-to-date performance through September 30, 2004 was 5.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                 Return Before           One   Five   Inception
                 Taxes                   Year  Years  (7/25/95)
                  Class S/(2)/          24.46%  3.84%   9.52%
                  Class Y/(2)/          24.46%  3.84%   9.52%
                  Class L               24.46%  3.84%   9.52%
                  Class A/(2)/          16.95%  3.29%   8.38%
                  Class N/(2)/          22.46%  3.19%   8.80%
                  Russell 1000(R)
                   Value Index/(3)/     30.03%  3.56%  11.80%
                  S&P 500(R) Index/(4)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap
                   Value Index/(5)/     31.79%  1.95%  10.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S, Class Y, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class L shares, adjusted for Class A and Class N shares to reflect Class A and Class N Total Annual Fund Operating Expenses, respectively, and to reflect any applicable sales charge.

(3) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (7/25/95)
                  Return Before Taxes -
                   Class L              24.46%  3.84%   9.52%
                  Return After Taxes on
                   Distributions -
                   Class L              24.17%  2.91%   8.11%
                  Return After Taxes on
                   Distributions and
                   Sale of Fund Shares
                   - Class L            16.28%  2.80%   7.58%
                  Russell 1000(R) Value
                   Index/(3)/           30.03%  3.56%  11.80%
                  S&P 500(R) Index/(4)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap Value
                   Index/(5)/           31.79%  1.95%  10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class L and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                              Class S Class Y Class L Class A Class N
           Annual Fund
           Operating
           Expenses (expenses
           that are deducted
           from Fund assets)
           (% of average net
           assets)
            Management Fees     .50%    .50%    .50%    .50%    .50%
            Distribution and
             Service (Rule
             12b-1) Fees        None    None    None    .25%    .50%
            Other Expenses      .10%    .20%    .31%    .35%    .41%
           Total Annual Fund
           Operating
           Expenses             .60%    .70%    .81%   1.10%   1.41%
                               -----   -----   -----   -----   -----
           Expense
            Reimbursement      (.01%)  (.01%)  (.01%)  (.01%)  (.01%)
           Net Fund
            Expenses/(1)(2)/    .59%    .69%    .80%   1.09%   1.40%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 60   $189   $  329   $  737
                    Class Y  $ 71   $221   $  384   $  858
                    Class L  $ 82   $255   $  444   $  989
                    Class A  $680   $902   $1,142   $1,826
                    Class N  $246   $443   $  766   $1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $143   $443    $766    $1,678

MassMutual Premier Enhanced Index Value Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                     [CHART]

                                   Bar chart

                          2001       2002        2003
                         ------     -------     -------
                         -5.37%     -13.57%      28.73%


During the periods shown above, the highest quarterly return was 16.52% for the quarter ended June 30, 2003 and the lowest was -18.19% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.77%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class S/(2)/                     28.73%   3.39%
               Class Y                          28.73%   3.39%
               Class L/(2)/                     28.55%   3.25%
               Class A/(2)/                     20.85%   1.00%
               Class N/(2)/                     26.55%   2.66%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N Total Annual Fund Operating Expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.

(3) The Russell 1000(R) Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class Y    28.73%   3.39%
               Return After Taxes on
                Distributions - Class Y         28.43%   2.92%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                19.07%   2.64%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

                              Expense Information


                            Class S Class Y Class L  Class A     Class N
    Shareholder Fees (fees
    paid directly from your
    investment)
     Maximum Sales Charge
      (Load) on purchases
      (as a % of offering
      price)                 None    None    None    5.75%        None
     Maximum Deferred
      Sales Charge (Load)
      (as a % of the lower
      of the original
      offering price or
      redemption proceeds)   None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2) Applies to shares redeemed within 18 months of purchase.

                                 Class S Class Y Class L Class A Class N
       Annual Fund Operating
       Expenses (expenses that
       are deducted from Fund
       assets) (% of average net
       assets)
        Management Fees            .50%    .50%    .50%    .50%    .50%
        Distribution and Service
         (Rule 12b-1) Fees         None    None    None    .25%    .50%
        Other Expenses             .09%    .19%    .34%    .34%    .40%
       Total Annual
       Fund Operating Expenses     .59%    .69%    .84%   1.09%   1.40%
                                 ------  ------  ------  ------  ------
       Expense Reimbursement     (0.00%) (0.00%) (0.00%) (0.00%) (0.00%)
       Fund Expenses/(1)(2)/       .59%    .69%    .84%   1.09%   1.40%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.
(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 60   $189   $  329   $  737
                    Class Y  $ 71   $221   $  384   $  857
                    Class L  $ 86   $268   $  466   $1,036
                    Class A  $680   $902   $1,142   $1,826
                    Class N  $246   $443   $  766   $1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $143   $443    $766    $1,678

MassMutual Premier Enhanced Index Value Fund II

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. Babson believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 37.

                              Annual Performance


SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                              Expense Information


                           Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load) on
        purchases (as a %
        of offering price)  None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a % of
        the lower of the
        original offering
        price or
        redemption
        proceeds)           None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                                 Class S Class Y Class L Class A Class N
       Annual Fund
       Operating Expenses
       (expenses that are
       deducted from Fund
       assets) (% of average
       net assets)
        Management Fees            .50%    .50%    .50%    .50%    .50%
        Distribution and
         Service (Rule
         12b-1) Fees               None    None    None    .25%    .50%
        Other Expenses/(1)/        .09%    .19%    .34%    .34%    .40%
       Total Annual Fund
       Operating Expenses          .59%    .69%    .84%   1.09%   1.40%
                                  -----   -----   -----   -----   -----
       Expense
        Reimbursement             (.00%)  (.00%)  (.00%)  (.00%)  (.00%)
       Net Fund Expenses/(2)(3)/  .59.%    .69%    .84%   1.09%   1.40%

(1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

(2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years
                             Class S  $ 60   $189
                             Class Y  $ 71   $221
                             Class L  $ 86   $268
                             Class A  $680   $902
                             Class N  $246   $443

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                                     1 Year 3 Years
                             Class N  $143   $443

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

                                    [CHART]

2001     2002     2003
-----   ------   ------
5.45%  -13.62%   28.60%




During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.12% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.76%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                             Babson Average Annual
                  Total Returns for All Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                      Since
                                       One   Three  Inception
                                       Year  Years  (6/1/00)
                    Babson Composite
                    Class S/(1)/      28.60%  1.65%   3.39%
                    Class Y/(1)/      28.60%  1.65%   3.39%
                    Class L/(1)/      28.42%  1.51%   3.24%
                    Class A/(1)/      20.73% -0.73%   1.29%
                    Class N/(1)/      26.42%  0.93%   2.66%
                    Russell 1000(R)
                     Value Index/(2)/ 30.03%  1.22%   2.85%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted for Class L, Class A and Class N to reflect the Class L, Class A and Class N Total Annual Fund Operating Expenses listed in the fee table above, including sales loads, respectively. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Premier Enhanced Index Core Equity Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                    [CHART]


 1997       1998       1999       2000        2001        2002        2003
------     ------     ------     -------     -------     -------     ------
32.23%     25.75%     21.33%     -15.73%     -13.38%     -21.77%     27.28%



During the periods shown above, the highest quarterly return was 23.85% for the quarter ended December 31, 1998 and the lowest was -17.55% for the quarter ended December 31, 2000.

Year-to-date performance through September 30, 2004 was 1.75%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (8/26/96)
                  Class S/(2)/          27.28% -2.48%   7.81%
                  Class Y               27.28% -2.48%   7.81%
                  Class L/(2)/          27.03% -2.60%   7.72%
                  Class A/(2)/          19.42% -3.99%   6.59%
                  Class N/(2)/          25.06% -3.14%   7.12%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   8.85%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2) Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N Total Annual Fund Operating Expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                           One   Five   Inception
                                           Year  Years  ( 8/26/96)
               Return Before Taxes -
                Class Y                   27.28% -2.48%   7.81%
               Return After Taxes on
                Distributions - Class Y   27.10% -4.45%   5.54%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class Y     17.98% -2.88%   5.88%
               S&P 500(R) Index/(3)/      28.68% -0.57%   8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                              Class S Class Y Class L Class A Class N
          Annual Fund
          Operating
          Expenses (expenses
          that are deducted
          from Fund assets)
          (% of average net
          assets)
           Management Fees      .50%    .50%    .50%    .50%    .50%
           Distribution and
            Service (Rule
            12b-1) Fees         None    None    None    .25%    .50%
           Other Expenses       .20%    .25%    .40%    .40%    .45%
          Total Annual Fund
          Operating
          Expenses              .70%    .75%    .90%   1.15%   1.45%
                               -----   -----   -----   -----   -----
          Expense
           Reimbursement/(1)/  (.11%)  (.06%)  (.06%)  (.06%)  (.05%)
          Net Fund
           Expenses/(2)(3)/     .59%    .69%    .84%   1.09%   1.40%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .11% for Class S, .06% for Class Y, Class L, and Class A and .05% for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 60   $189   $  329   $  737
                    Class Y  $ 71   $221   $  384   $  858
                    Class L  $ 86   $268   $  466   $1,036
                    Class A  $680   $902   $1,142   $1,826
                    Class N  $246   $443   $  766   $1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $143   $443    $766    $1,678

MassMutual Premier Core Growth Fund

                             Investment Objective


This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                   Principal Investment Strategies and Risks


The Fund's Sub-Adviser, Babson, believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson first uses database screening to narrow the Fund's investment universe based on a company's historic level of revenue, cash flow and earnings growth. Next, Babson uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. Babson believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The principal risks of investing in the Fund are Market Risk, Management Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                                Class S Shares

                                    [CHART]

 1999    2000    2001     2002     2003
------  ------  -------  -------  ------
13.14%  -7.05%  -20.20%  -24.70%  20.65%


During the periods shown above, the highest quarterly return was 17.82% for the quarter ended December 31, 1999 and the lowest was -19.66% for the quarter ended September 30, 2001.

Year-to-date performance through September 30, 2004 was 1.47%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (1/20/98)
                  Class S               20.65% -5.28%   0.03%
                  Class Y/(2)/          20.60% -5.36%  -0.03%
                  Class L/(2)/          20.42% -5.50%  -0.18%
                  Class A/(2)/          13.21% -6.85%  -1.42%
                  Class N/(2)/          18.55% -6.02%  -0.74%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   3.97%
                  Russell 1000 Growth
                   Index/(4)/           29.75% -5.11%   1.13%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class Y, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class Y, Class L, Class A and Class N Total Annual Fund Operating Expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charges.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (1/20/98)
                Return Before Taxes -
                  Class S                20.65% -5.28%   0.03%
                Return After Taxes on
                 Distributions - Class S 20.54% -6.05%  -0.81%
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares -
                  Class S                13.57% -4.56%  -0.19%
                S&P 500(R) Index/(3)/    28.68% -0.57%   3.97%
                Russell 1000 Growth
                 Index/(4)/              29.75% -5.11%   1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                            Class S Class Y Class L  Class A     Class N
    Shareholder Fees (fees
    paid directly from your
    investment)
     Maximum Sales Charge
      (Load) on purchases
      (as a % of offering
      price)                 None    None    None    5.75%        None
     Maximum Deferred
      Sales Charge (Load)
      (as a % of the lower
      of the original
      offering price or
      redemption proceeds)   None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2) Applies to shares redeemed within 18 months of purchase.

                                 Class S Class Y Class L Class A Class N
       Annual Fund
       Operating Expenses
       (expenses that are
       deducted from Fund
       assets) (% of average
       net assets)
        Management Fees            .55%    .55%    .55%    .55%    .55%
        Distribution and
         Service (Rule 12b-1)
         Fees                      None    None    None    .25%    .50%
        Other Expenses             .20%    .25%    .40%    .40%    .45%
       Total Annual Fund
       Operating Expenses          .75%    .80%    .95%   1.20%   1.50%
                                 ------  ------  ------  ------  ------
       Expense
        Reimbursement            (0.00%) (0.00%) (0.00%) (0.00%) (0.00%)
       Net Fund Expenses/(1)(2)/   .75%    .80%    .95%   1.20%   1.50%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.
(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 77   $240   $  417   $  929
                    Class Y  $ 82   $255   $  444   $  989
                    Class L  $ 97   $303   $  525   $1,165
                    Class A  $691   $935   $1,197   $1,944
                    Class N  $256   $474   $  819   $1,788

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $153   $474    $819    $1,788

MassMutual Premier Enhanced Index Growth Fund


                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/
                                    [CHART]
  2001     2002    2003
-------  -------  ------
-19.75%  -28.01%  29.40%



During the periods shown above, the highest quarterly return was 14.21% for the quarter ended June 30, 2003 and the lowest was -20.60% for the quarter ended March 31, 2001.

Year-to-date performance through September 30, 2004 was -2.08%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
              Return Before Taxes                 Year  (12/19/00)
               Class S/(2)/                      29.40%  - 7.99%
               Class Y                           29.40%  - 7.99%
               Class L/(2)/                      29.14%  - 8.18%
               Class A/(2)/                      21.41%  -10.18%
               Class N/(2)/                      27.14%  - 8.69%
               Russell 1000(R) Growth Index/(3)/ 29.75%  - 9.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class Y shares, adjusted for Class L, Class A and Class N shares to reflect Class L, Class A and Class N Total Annual Fund Operating Expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charge.

(3) The Russell 1000(R) Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                             Since
                                                     One   Inception
                                                     Year  (12/19/00)
            Return Before Taxes - Class Y           29.40%   -7.99%
            Return After Taxes on Distributions -
             Class Y                                29.32%   -8.06%
            Return After Taxes on Distributions and
             Sale of Fund Shares - Class Y          19.19%   -6.73%
            Russell 1000(R) Growth Index/(3)/       29.75%   -9.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                               Class S Class Y Class L Class A Class N
          Annual Fund
          Operating
          Expenses (expenses
          that are deducted
          from Fund assets)
          (% of average net
          assets)
           Management Fees       .50%    .50%    .50%    .50%    .50%
           Distribution and
            Service (Rule
            12b-1) Fees          None    None    None    .25%    .50%
           Other Expenses        .20%    .25%    .40%    .40%    .45%
          Total Annual Fund
          Operating
          Expenses               .70%    .75%    .90%   1.15%   1.45%
                                -----   -----   -----   -----   -----
           Expense
            Reimbursement/(1)/  (.11%)  (.06%)  (.06%)  (.06%)  (.05%)
           Net Fund
            Expenses/(2)(3)/     .59%    .69%    .84%   1.09%   1.40%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .11% for Class S, .06% for Class Y, Class L, and Class A and .05% for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 60   $189   $  329   $  737
                    Class Y  $ 71   $221   $  384   $  858
                    Class L  $ 86   $268   $  466   $1,036
                    Class A  $680   $902   $1,142   $1,826
                    Class N  $246   $443   $  766   $1,678

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $143   $443    $766    $1,678

MassMutual Premier Small Capitalization Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000(R) Index. The range of capitalization of companies included in the Russell 2000(R) Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund's Sub-Adviser, Babson, considers common stocks of those companies that satisfy the Fund's market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson's opinion, the ongoing business value of the underlying companies.

The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Equity Securities Risk, Smaller Company Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                                Class S Shares

                                    [CHART]

2001    2002    2003
-----  ------  ------
3.36%  -7.81%  46.28%


During the periods shown above, the highest quarterly return was 18.28% for the quarter ended December 31, 2003 and the lowest was -17.90% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 6.66%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class S                          46.28%   12.65%
               Class Y/(2)/                     46.21%   12.60%
               Class L/(2)/                     45.99%   12.43%
               Class A/(2)/                     37.25%    9.97%
               Class N/(2)/                     43.73%   11.80%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class Y, Class L, Class A and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class Y, Class L, Class A and Class N Total Annual Fund Operating Expenses, respectively, and for Class A and Class N shares to reflect any applicable sales charges.

(3) The Russell 2000(R) Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000(R) Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

                                                             Since
                                                     One   Inception
                                                     Year  (12/19/00)
            Return Before Taxes - Class S           46.28%   12.65%
            Return After Taxes on Distributions -
              Class S                               46.24%   12.11%
            Return After Taxes on Distributions and
             Sale of Fund Shares - Class S          30.14%   10.57%
            Russell 2000(R) Index/(3)/              47.25%    7.73%
            Russell 2000(R) Value Index/(4)/        46.03%   15.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                             Class S Class Y Class L Class A Class N
           Annual Fund
           Operating
           Expenses
           (expenses that
           are deducted
           from Fund
           assets) (% of
           average net
           assets)
            Management
             Fees              .70%    .70%    .70%    .70%    .70%
            Distribution
             and Service
             (Rule 12b-1)
             Fees              None    None    None    .25%    .50%
            Other
             Expenses          .15%    .20%    .35%    .35%    .40%
           Total Annual
           Fund
           Operating
           Expenses            .85%    .90%   1.05%   1.30%   1.60%
                             ------  ------  ------  ------  ------
           Expense
            Reimbursement    (0.00%) (0.00%) (0.00%) (0.00%) (0.00%)
           Net Fund
            Expenses/(1)(2)/   .85%    .90%   1.05%   1.30%   1.60%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 87   $271   $  471   $1,048
                    Class Y  $ 92   $287   $  498   $1,106
                    Class L  $107   $334   $  579   $1,281
                    Class A  $700   $964   $1,247   $2,051
                    Class N  $266   $505   $  871   $1,897

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $163   $505    $871    $1,897

MassMutual Premier Small Company Opportunities Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's Sub-Adviser, Babson, to be realistically valued.

                   Principal Investment Strategies and Risks


Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Leveraging Risk, Equity Securities Risk, Growth Company Risk and Portfolio Turnover Risk.

These risks are described beginning on page 49.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.
                              Class S Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002    2003
------  ------  ------  -------  ------
13.80%  36.61%  30.69%  -12.62%  28.83%



During the periods shown above, the highest quarterly return was 21.66% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.72%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/20/98)
                 Class S/(2)/            28.83% 17.99%  13.24%
                 Class Y/(2)/            28.83% 17.99%  13.24%
                 Class L/(2)/            28.83% 17.99%  13.24%
                 Class A                 21.42% 16.60%  12.01%
                 Class N/(2)/            27.08% 17.65%  12.91%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

(2) Performance for Class S, Class Y, Class L and Class N shares of the Fund for periods prior to their inception date (10/31/04) is based on the performance of Class A shares, adjusted for Class N shares to reflect Class N Total Annual Fund Operating Expenses, and for Class A and N to reflect any applicable sales charges.

(3) The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/20/98)
                 Return Before Taxes -
                  Class A                21.42% 16.60%  12.01%
                 Return After Taxes on
                  Distributions -
                  Class A                21.42% 14.77%  10.40%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class A                13.92% 13.39%   9.43%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary.

                              Expense Information


                            Class S Class Y Class L  Class A     Class N
    Shareholder Fees (fees
    paid directly from your
    investment)
     Maximum Sales Charge
      (Load) on purchases
      (as a % of offering
      price)                 None    None    None    5.75%        None
     Maximum Deferred
      Sales Charge (Load)
      (as a % of the lower
      of the original
      offering price or
      redemption proceeds)   None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
(2) Applies to shares redeemed within 18 months of purchase.

                                 Class S Class Y Class L Class A Class N
       Annual Fund Operating
       Expenses (expenses that
       are deducted from Fund
       assets) (% of average
       net assets)
        Management Fees            .58%    .58%    .58%    .58%    .58%
        Distribution and Service
         (Rule 12b-1) Fees         None    None    None    .25%     50%
        Other Expenses             .12%    .22%    .32%    .32%    .42%
       Total Annual Fund
       Operating Expenses          .70%     80%     90%   1.15%   1.50%
       Expense Reimbursement      (.01%)  (.01%)  (.01%)  (.01%)  (.01%)
                                  -----   -----   -----   -----   -----
       Net Fund Expenses/(1)(2)/   .69%    .79%    .89%   1.14%   1.49%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.
(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $ 71   $221   $  384   $  858
                    Class Y  $ 81   $252   $  439   $  977
                    Class L  $ 91   $284   $  493   $1,095
                    Class A  $685   $917   $1,167   $1,880
                    Class N  $255   $471   $  813   $1,777

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $152   $471    $813    $1,777

MassMutual Premier International Equity Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

                   Principal Investment Strategies and Risks


The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OFI"), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

..  Capital Market Development;

..  Telecommunications/Media;

..  Efficiency Enhancing Technologies and Services;

..  Healthcare and Biotechnology;

..  Infrastructure Spending;

..  Emerging Consumer Markets;

..  Corporate Restructuring; and

..  Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

                              Class S Shares/(2)/

                                    [CHART]

 1994   1995    1996    1997   1998    1999    2000    2001     2002     2003
------  -----  ------  ------  -----  ------  ------  -------  -------  ------
-4.96%  5.13%  18.51%  15.79%  5.05%  56.93%  -8.95%  -23.99%  -29.82%  50.46%


During the periods shown above, the highest quarterly return was 39.47% for the quarter ended December 31, 1999 and the lowest was -29.46% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 0.52%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                         One   Five    Ten
                    Return Before Taxes  Year  Years  Years
                       Class S/(2)/     50.49%  2.79% 5.15%
                       Class Y/(3)/     50.60%  2.77% 5.04%
                       Class L/(3)/     50.23%  2.57% 4.93%
                       Class A/(3)/     41.18%  1.14% 3.98%
                       Class N/(3)/     48.44%  2.01% 4.17%
                      MSCI EAFE/(4)/    38.59% -0.05% 4.47%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) Performance for Class Y and Class A shares of the Fund for periods prior to their inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class Y and Class A Total Annual Fund Operating Expenses, respectively, and for Class A shares also reflects any applicable sales charge. Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(4) MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                              Since
                                               One   Five   Inception
                                               Year  Years  (10/3/94)
           Return Before Taxes - Class S/(2)/ 50.49%  2.79%   5.31%
           Return After Taxes on
            Distributions - Class S/(2)/      50.52%  1.20%   3.75%
           Return After Taxes on
            Distributions and Sale of Fund
            Shares - Class S/(2)/             33.16%  1.82%   3.94%
           MSCI EAFE/(4)/                     38.59% -0.05%   3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary.

                              Expense Information


                          Class S Class Y Class L  Class A     Class N
      Shareholder Fees
      (fees paid directly
      from your
      investment)
       Maximum Sales
        Charge (Load)
        on purchases (as
        a % of offering
        price)             None    None    None    5.75%        None
       Maximum Deferred
        Sales Charge
        (Load) (as a %
        of the lower of
        the original
        offering price or
        redemption
        proceeds)          None    None    None     None/(1)/  1.00%/(2)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

(2) Applies to shares redeemed within 18 months of purchase.

                              Class S Class Y Class L Class A Class N
          Annual Fund
          Operating Expenses
          (expenses that are
          deducted from
          Fund assets) (% of
          average net assets)
           Management Fees      .85%    .85%    .85%    .85%    .85%
           Distribution and
            Service (Rule
            12b-1) Fees         None    None    None    .25%    .50%
           Other Expenses       .24%    .27%    .42%    .42%    .47%
          Total Annual Fund
          Operating Expenses   1.09%   1.12%   1.27%   1.52%   1.82%
                              ------  ------  ------  ------  ------
          Expense
           Reimbursement      (0.00%) (0.00%) (0.00%) (0.00%) (0.00%)
          Net Fund
           Expenses/(1)(2)/    1.09%   1.12%   1.27%   1.52%   1.82%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $111  $  347  $  601   $1,327
                    Class Y  $114  $  356  $  617   $1,361
                    Class L  $129  $  403  $  697   $1,531
                    Class A  $721  $1,028  $1,357   $2,281
                    Class N  $288  $  573  $  985   $2,134

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $185   $573    $985    $2,134

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund's portfolio as a whole are called "Principal Risks". These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

..  Market Risk - Money Market/Bond Funds

   All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund's Core Bond Segment, the Diversified Bond Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund's value will likely increase.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. "Duration" is defined on page 7 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..  Market Risk - Equity Funds

   The Core Equity Segment of the Balanced Fund, the Value Fund, the Small Company Opportunities Fund, the International Equity Fund, the Core Growth Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Small Capitalization Value Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

   These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

.. Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater


Terms appearing in bold type are discussed in greater detail under "Additional Investment Policies and Risk Considerations". Those sections also include more information about the funds, their investments and the related risks.

   risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

.. Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund's investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund's investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

.. Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

.. Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

.. Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

   The Funds may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

.. Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund's assets is not invested and could cause a loss in value due to illiquidity.

.. Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

.. Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Opportunities Fund, the Small Capitalization Value Fund and the International Equity Fund generally have the greatest exposure to this risk.

.. Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Enhanced Index Growth Fund, the International Equity Fund and the Core Growth Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

.. Value Company Risk. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Small Capitalization Value Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II generally have the greatest exposure to this risk.

.. Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

.. Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

.. Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.

.. Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

   The High Yield Fund may hold any portion of its assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

   Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

... Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

.. Portfolio Turnover Risk. Changes are made in a Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

                             Money                 Inflation Core
                             Market Short-Duration Protected Bond Diversified High Yield Balanced Value
 Risk                         Fund    Bond Fund    Bond Fund Fund  Bond Fund     Fund      Fund   Fund

 Market Risk                   X          X            X      X        X          X         X       X

 Credit Risk                   X          X            X      X        X          X         X       X

 Management Risk               X          X            X      X        X          X         X       X

 Prepayment Risk                          X            X      X        X          X         X

 Liquidity Risk                                        X      X        X          X         X

 Derivative Risk                          X            X      X        X          X         X       X

 Foreign Investment Risk                               X      X        X          X         X       X

 Emerging Markets Risk                                        X        X          X         X

 Currency Risk                                         X      X        X          X         X

 Smaller Company Risk

 Growth Company Risk

 Value Company Risk                                                                                 X

 Leveraging Risk                          X            X      X        X          X         X       X

 Convertible Securities Risk                                                      X

 Equity Securities Risk                                                                             X

 Lower-Rated Fixed Income

 Securities Risk                                                                  X

 Preferred Stock Risk                                                             X

 Portfolio Turnover Risk                                                          X

                                                                                                        Small
                              Enhanced    Enhanced    Enhanced    Core    Enhanced       Small         Company
                             Index Value Index Value Index Core  Growth Index Growth Capitalization Opportunities International
 Risk                           Fund       Fund II   Equity Fund  Fund      Fund       Value Fund       Fund       Equity Fund

 Market Risk                      X           X           X        X         X             X              X             X

 Credit Risk                      X           X           X                  X                            X             X

 Management Risk                  X           X           X        X         X             X              X             X

 Prepayment Risk

 Liquidity Risk                   X           X           X                  X                            X             X

 Derivative Risk                  X           X           X                  X                            X             X

 Foreign Investment Risk                                                                                  X             X

 Emerging Markets Risk                                                                                                  X

 Currency Risk                                                                                            X             X

 Smaller Company Risk                                                                      X              X

 Growth Company Risk                                                         X                            X

 Value Company Risk               X           X

 Leveraging Risk                  X           X           X                  X                            X             X

 Convertible Securities Risk

 Equity Securities Risk           X           X           X        X         X             X              X

 Lower-Rated Fixed Income

 Securities Risk

 Preferred Stock Risk

 Portfolio Turnover Risk          X           X           X                  X                            X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company ("MassMutual"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund's average daily net assets as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, ..50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, ..35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Growth Fund, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for each share class of the Funds are .0144% to ..1660% for Class S shares; .0644% to .2468% for Class Y shares; .2144% to ..3968% for Class L and Class A shares; and .2644% to .4568% for Class N shares.

Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of all of the Funds except the International Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

      William M. Awad III ______________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street
      Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

      Robert K. Baumbach _______________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Paul S. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson investment professionals.

      Chris C. Cao _____________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

      Ronald Desautels _________________________________________________________
      is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

      Michael Farrell __________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

      Jill Fields ______________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Clifford Noreen since its inception. Ms. Fields, a Managing Director of Babson, joined Babson in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

      James B. Gribbell ________________________________________________________
      is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with more than 12 years of investment experience and a Managing Director of Babson, has managed the Core Growth Fund since its inception. Mr. Gribbell has been employed by Babson for over 8 years. Mr. Gribbell is assisted in the day-to-day management of the Core Growth Fund by a team of investment professionals.

      Lance F. James ___________________________________________________________
      is primarily responsible for the day-to-day management of the Small Capitalization Value Fund. Mr. James has been employed by Babson since 1986 and has been a portfolio manager since 1991. Mr. James has been primarily responsible for the day-to-day management of the Small Capitalization Value Fund since its inception. Mr. James is assisted in the day-to-day management of the Small Capitalization Value Fund by a team of investment professionals.

      Mary Wilson Kibbe ________________________________________________________
      is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is the head of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

      Stephen F. Libera ________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

      Anthony M. Maramarco _____________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Michael P. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

      David L. Nagle ___________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 18 years of investment experience with Babson.

      Clifford Noreen __________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Ms. Fields since its inception. Mr. Noreen, a Managing Director of Babson since 2000, was previously employed as an investment professional by MassMutual from 1985 through 1999.

      Michael P. Stack _________________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

      Paul S. Szczygiel ________________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel has managed the Small Company Opportunities Fund since its inception. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

      George Evans _____________________________________________________________
      has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

      William L. Wilby _________________________________________________________
      Other members of OFI's Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

About the Classes of Shares - Multiple Class Information

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class S, Class Y, Class L, Class A and Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers. Class S shares may be purchased by:

.. Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the "Code"), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

..  Certain non-qualified deferred compensation plans;

..  Registered mutual funds and collective trust funds; and

.. Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

Additionally, shareholders of the Core Bond Fund, the Core Growth Fund and the Small Capitalization Value Fund who held shares of those Funds prior to October 31, 2004 may purchase Class S shares of the Core Bond Fund, the Core Growth Fund and the Small Capitalization Value Fund, respectively.

Shareholder and Distribution Fees. Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class Y Shares

Eligible Purchasers. Class Y shares may be purchased by:

..  Non-qualified deferred compensation plans;

..  Registered mutual funds and collective trust funds;

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

..  Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

Additionally, shareholders of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund who held shares of those Funds prior to October 31, 2004 may purchase Class Y shares of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund, respectively.

Shareholder and Distribution Fees. The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Class L Shares

Eligible Purchasers. Class L shares may be purchased by:

..  Non-qualified deferred compensation plans;

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

..  Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Additionally, shareholders of the Value Fund who held shares of that Fund prior to October 31, 2004 may purchase Class L shares of the Value Fund.

Shareholder and Distribution Fees. Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Class A and Class N Shares

Eligible Purchasers. Class A and Class N shares may be purchased by:

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans;

..  Individual retirement accounts described in Code Section 408; and

.. Other institutional investors, nonqualified deferred compensation plans and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Additionally, shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004 may purchase Class A shares of the Small Company Opportunities Fund.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees. Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of your money is invested in the Fund or Funds of your choice. The Funds have adopted Rule 12b-1 Plans for Class A and Class N shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund's average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the "Distributor"), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under "Distribution and Service (Rule 12b-1) Fees". Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in "Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004." An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the International Equity Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the International Equity Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..  you have engaged in excessive trading;

.. a Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

..  a pattern of exchanges occurs which coincides with a market timing strategy;
   or

.. the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund's shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust's name changed from The DLB Fund Group) and who previously placed transaction orders directly with

Trust through a DLB Fund Coordinator, will, as of November 1, 2004, place trades by telephone or in writing directly with Investors Bank & Trust Company ("IBT"), the Trust's Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone will be able to do so beginning November 1, 2004 through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn:
Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

.. A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

.. The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual "Medallion Guaranteed" stamp.

.. If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

.. The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

                      Front-End Sales Charge (As a Percentage of Offering Price) /
                      Front-End Sales Charges (As a Percentage of Net Amount
                      Invested) / Concession (As a Percentage of Offering Price) for
                      Different Purchase Amounts:
                      --------------------------------------------------------------
                                                        General       Shorter-
                         Price           General        Taxable         Term
                      Breakpoints        Equity          Bond           Bond
                      --------------------------------------------------------------
                      Less than          5.75%/         4.75%/         3.50%/
                        $25,000          6.10%/         4.99%/         3.63%/
                                          4.75%          4.00%          3.00%
                      --------------------------------------------------------------
                      $25,000-           5.50%/         4.75%/         3.50%/
                        $49,999          5.82%/         4.99%/         3.63%/
                                          4.75%          4.00%          3.00%
                      --------------------------------------------------------------
                      $50,000-           4.75%/         4.50%/         3.50%/
                        $99,999          4.99%/         4.71%/         3.63%/
                                          4.00%          3.75%          3.00%
                      --------------------------------------------------------------
                      $100,000-          3.75%/         3.50%/         3.00%/
                        $249,999         3.90%/         3.63%/         3.09%/
                                          3.00%          2.75%          2.50%
                      --------------------------------------------------------------
                      $250,000-          2.50%/         2.00%/         2.50%/
                        $499,999         2.56%/         2.04%/         2.56%/
                                          2.00%          2.25%          2.00%
                      --------------------------------------------------------------
                      $500,000-          2.00%/         2.00%/         2.00%/
                        $999,999         2.04%/         2.04%/         2.04%/
                                          1.60%          1.60%          1.50%
                      --------------------------------------------------------------
                      $1,000,000          None/          None/          None/
                        or more           None/          None/          None/
                                          1.00%          1.00%           .50%
                      --------------------------------------------------------------

A reduced sales charge may be obtained for Class A shares under the Funds' "Right of Accumulation" because of the economies of sale efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

.. Current purchases of Class A shares of more than Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

.. Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of any other Class A shares of Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at www.massmutual.com/retire.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

.. the amount of your account value represented by an increase in net asset value over the initial purchase price,

.. shares purchased by the reinvestment of dividends or capital gains distributions, or

..  shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, and

2. shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

..  Purchases into insurance company separate investment accounts.

..  Purchases into Retirement Plans or other employee benefit plans.

..  Purchases of Class A shares aggregating $1 million or more.

.. Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

.. Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

..  Shares sold to MassMutual or its affiliates.

.. Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..  Shares issued in plans of reorganization to which the Fund is a party.

..  Shares sold to present or former officers, directors, trustees or employees
   (and their "immediate families/1/") of the Fund, MassMutual and its affiliates.

.. Class A shares of the Small Company Opportunities Fund sold to shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004.

Waivers of Class A and Class N Contingent Deferred Sales Charges

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

..  Redemptions from insurance company separate investment accounts.

..  Redemptions from Retirement Plans or other employee benefit plans.

.. Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

.. Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

.. Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

.. Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

.. In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

.. Redemptions of Class A shares of the Small Company Opportunities Fund by shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

..  Shares sold to MassMutual or its affiliates.

.. Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..  Shares issued in plans of reorganization to which the Fund is a party.

..  Shares sold to present or former officers, directors, trustees or employees
   (and their "immediate families/1/") of the Fund, MassMutual and its affiliates.
-------------
/1/ The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each Fund's assets are valued based on the market value of the Fund's total portfolio. The Funds' valuation methods are described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund's distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Core Bond Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor's shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the predecessor funds of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to five separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act and the Code. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds' expenses, as described in the Expense Information section of the summary pages for each Fund in this Prospectus.

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or shorter periods for newer Funds). The Inflation-Protected Bond Fund commenced operations December 31, 2003 and does not have financial results. The Enhanced Index Value Fund II commenced operations October 13, 2004 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than results for the six months ended 4/30/04 or 6/30/04, as the case may be) has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in either the Funds' Annual Report (in the case of the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund and the Small Capitalization Value Fund) or in MassMutual Select Funds' Annual Report (in the case of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund), each of which is available on request.

                               MONEY MARKET FUND

                                                                                              Class A
                                                                                              -------
                                                         Six months
                                                            ended
                                                           6/30/04       Year ended    Year ended   Year ended   Year ended
                                                         (Unaudited)      12/31/03     12/31/02+    12/31/01+    12/31/00+
                                                        -----------     ----------     ----------   ----------   ----------
Net asset value, beginning of period                      $  1.00        $  1.00        $  1.00      $  1.00      $  1.00
                                                          -------        -------        -------      -------      -------
Income (loss) from investment operations:
 Net investment income                                       0.00 ***++     0.00 ***++     0.01 ***     0.03 ***     0.06 ***
 Net realized and unrealized gain (loss) on investments      0.00 ++        0.00 ++        0.00 ++      0.00 ++     (0.00)++
                                                          -------        -------        -------      -------      -------
    Total income from investment operations                  0.00           0.00           0.01         0.03         0.06
                                                          -------        -------        -------      -------      -------
Less distributions to shareholders:
 From net investment income                                 (0.00)++       (0.00)++       (0.01)       (0.03)       (0.06)
 From net realized gains                                    (0.00)++       (0.00)++           -            -            -
                                                          -------        -------        -------      -------      -------
    Total distributions                                     (0.00)         (0.00)         (0.01)       (0.03)       (0.06)
                                                          -------        -------        -------      -------      -------
Net asset value, end of period                            $  1.00        $  1.00        $  1.00      $  1.00      $  1.00
                                                          =======        =======        =======      =======      =======
Total Return(a)                                             0.07% **       0.20%          0.92%        3.62%        5.84%
Ratios / Supplemental Data:
 Net assets, end of period (000's)                        $85,804        $78,968        $90,331      $90,121      $29,149
 Ratio of expenses to average daily net assets:
   Before expense waiver                                    0.97% *        0.95%          0.95%        0.96%        0.95%
   After expense waiver#                                    0.87% *        0.94%            N/A          N/A          N/A
 Net investment income to average daily net assets          0.13% *        0.21%          0.92%        3.28%        5.95%

                                                                                              Class L
                                                                                              -------
                                                         Six months
                                                            ended
                                                           6/30/04       Year ended    Year ended   Year ended   Year ended
                                                         (Unaudited)      12/31/03     12/31/02+    12/31/01+    12/31/00+
                                                        -----------     ----------     ----------   ----------   ----------
Net asset value, beginning of period                      $  1.00        $  1.00        $  1.00      $  1.00      $  0.99
                                                          -------        -------        -------      -------      -------
Income (loss) from investment operations:
 Net investment income                                       0.00 ***++     0.00 ***++     0.01 ***     0.04 ***     0.07 ***
 Net realized and unrealized gain (loss) on investments      0.00 ++        0.00 ++        0.00 ++      0.00 ++     (0.00)++
                                                          -------        -------        -------      -------      -------
    Total income from investment operations                  0.00           0.00           0.01         0.04         0.07
                                                          -------        -------        -------      -------      -------
Less distributions to shareholders:
 From net investment income                                 (0.00)++       (0.00)++       (0.01)       (0.04)       (0.06)
 From net realized gains                                    (0.00)++       (0.00)++           -            -            -
                                                          -------        -------        -------      -------      -------
    Total distributions                                     (0.00)         (0.00)         (0.01)       (0.04)       (0.06)
                                                          -------        -------        -------      -------      -------
Net asset value, end of period                            $  1.00        $  1.00        $  1.00      $  1.00      $  1.00
                                                          =======        =======        =======      =======      =======
Total Return(a)                                             0.18% **       0.44%          1.19%        3.88%        6.07%
Ratios / Supplemental Data:
 Net assets, end of period (000's)                        $62,750        $55,400        $66,906      $53,151      $24,010
 Ratio of expenses to average daily net assets:
   Before expense waiver                                    0.72% *        0.70%          0.70%        0.71%        0.70%
   After expense waiver#                                    0.66% *          N/A            N/A          N/A          N/A
 Net investment income to average daily net assets          0.35% *        0.44%          1.17%        3.58%        6.25%




                                                         Year ended
                                                         12/31/99+
                                                        ------------
Net asset value, beginning of period                       $ 0.99
                                                           ------
Income (loss) from investment operations:
 Net investment income                                       0.05 ***
 Net realized and unrealized gain (loss) on investments     (0.00)++
                                                           ------
    Total income from investment operations                  0.05
                                                           ------
Less distributions to shareholders:
 From net investment income                                 (0.04)
 From net realized gains                                        -
                                                           ------
    Total distributions                                     (0.04)
                                                           ------
Net asset value, end of period                             $ 1.00
                                                           ======
Total Return(a)                                             4.59%
Ratios / Supplemental Data:
 Net assets, end of period (000's)                         $3,548
 Ratio of expenses to average daily net assets:
   Before expense waiver                                    1.04%
   After expense waiver#                                      N/A
 Net investment income to average daily net assets          4.89%





                                                        Period ended
                                                         12/31/99++
                                                        ------------
Net asset value, beginning of period                       $ 1.00
                                                           ------
Income (loss) from investment operations:
 Net investment income                                       0.04 ***
 Net realized and unrealized gain (loss) on investments     (0.01)
                                                           ------
    Total income from investment operations                  0.03
                                                           ------
Less distributions to shareholders:
 From net investment income                                 (0.04)
 From net realized gains                                        -
                                                           ------
    Total distributions                                     (0.04)
                                                           ------
Net asset value, end of period                             $ 0.99
                                                           ======
Total Return(a)                                             3.34% **
Ratios / Supplemental Data:
 Net assets, end of period (000's)                         $9,842
 Ratio of expenses to average daily net assets:
   Before expense waiver                                    0.76% *
   After expense waiver#                                      N/A
 Net investment income to average daily net assets          6.11% *

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Amounts have been restated to reflect stock splits.
++ Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003, and six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                               MONEY MARKET FUND

                                                                                   Class Y
                                                                                   -------
                                           Six months ended
                                               6/30/04         Year ended    Year ended    Year ended    Year ended
                                             (Unaudited)        12/31/03     12/31/02+     12/31/01+     12/31/00+
                                           ----------------   ----------    ----------    ----------    ----------
Net asset value, beginning of period           $   1.00        $   1.00      $   1.00      $   1.00      $   0.99
                                               --------        --------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                            0.00 ***++      0.01 ***      0.01 ***      0.04 ***      0.06 ***
  Net realized and unrealized gain (loss)
   on investments                                  0.00 ++         0.00 ++       0.01          0.00 ++      (0.00)++
                                               --------        --------      --------      --------      --------
     Total income from investment
      operations                                   0.00            0.01          0.02          0.04          0.06
                                               --------        --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income                      (0.00)++        (0.01)        (0.02)        (0.04)        (0.05)
  From net realized gains                         (0.00)++        (0.00)++          -             -             -
                                               --------        --------      --------      --------      --------
     Total distributions                          (0.00)          (0.01)        (0.02)        (0.04)        (0.05)
                                               --------        --------      --------      --------      --------
Net asset value, end of period                 $   1.00        $   1.00      $   1.00      $   1.00      $   1.00
                                               ========        ========      ========      ========      ========
Total Return(a)                                   0.22% **        0.59%         1.33%         4.04%         6.25%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $ 80,809        $ 90,362      $107,089      $ 84,481      $ 62,858
  Net expenses to average daily net
   assets                                         0.56% *         0.55%         0.55%         0.56%         0.55%
  Net investment income to average
   daily net assets                               0.44% *         0.59%         1.31%         3.87%         6.15%

                                                                                   Class S
                                                                                   -------
                                           Six months ended
                                               6/30/04         Year ended    Year ended    Year ended    Year ended
                                             (Unaudited)        12/31/03     12/31/02+     12/31/01+     12/31/00+
                                           ----------------   ----------    ----------    ----------    ----------
Net asset value, beginning of period           $   1.00        $   1.00      $   1.00      $   1.00      $   0.99
                                               --------        --------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                            0.00 ***++      0.01 ***      0.01 ***      0.04 ***      0.06 ***
  Net realized and unrealized gain (loss)
   on investments                                  0.00 ++         0.00 ++       0.01          0.00 ++      (0.00)++
                                               --------        --------      --------      --------      --------
     Total income from investment
      operations                                   0.00            0.01          0.02          0.04          0.06
                                               --------        --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income                      (0.00)++        (0.01)        (0.02)        (0.04)        (0.05)
  From net realized gains                         (0.00)++        (0.00)++          -             -             -
                                               --------        --------      --------      --------      --------
     Total distributions                          (0.00)          (0.01)        (0.02)        (0.04)        (0.05)
                                               --------        --------      --------      --------      --------
Net asset value, end of period                 $   1.00        $   1.00      $   1.00      $   1.00      $   1.00
                                               ========        ========      ========      ========      ========
Total Return(a)                                   0.27% **        0.69%         1.42%         4.14%         6.37%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $251,873        $269,275      $332,076      $392,587      $389,011
  Net expenses to average daily net
   assets                                         0.47% *         0.45%         0.45%         0.45%         0.45%
  Net investment income to average
   daily net assets                               0.54% *         0.70%         1.43%         4.03%         6.22%



                                            Year ended
                                            12/31/99+
                                           ----------
Net asset value, beginning of period        $   0.98
                                            --------
Income (loss) from investment
 operations:
  Net investment income                         0.06 ***
  Net realized and unrealized gain (loss)
   on investments                              (0.01)
                                            --------
     Total income from investment
      operations                                0.05
                                            --------
Less distributions to shareholders:
  From net investment income                   (0.04)
  From net realized gains                          -
                                            --------
     Total distributions                       (0.04)
                                            --------
Net asset value, end of period              $   0.99
                                            ========
Total Return(a)                                5.13%
Ratios / Supplemental Data:
  Net assets, end of period (000's)         $ 33,392
  Net expenses to average daily net
   assets                                      0.57%
  Net investment income to average
   daily net assets                            5.60%




                                            Year ended
                                            12/31/99+
                                           ----------
Net asset value, beginning of period        $   0.98
                                            --------
Income (loss) from investment
 operations:
  Net investment income                         0.05 ***
  Net realized and unrealized gain (loss)
   on investments                              (0.00)++
                                            --------
     Total income from investment
      operations                                0.05
                                            --------
Less distributions to shareholders:
  From net investment income                   (0.04)
  From net realized gains                          -
                                            --------
     Total distributions                       (0.04)
                                            --------
Net asset value, end of period              $   0.99
                                            ========
Total Return(a)                                5.10%
Ratios / Supplemental Data:
  Net assets, end of period (000's)         $316,805
  Net expenses to average daily net
   assets                                      0.48%
  Net investment income to average
   daily net assets                            5.06%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Amounts have been restated to reflect stock splits.
++ Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                           SHORT-DURATION BOND FUND

                                                                                          Class A
                                                                                          -------
                                                  Six months ended
                                                      6/30/04         Year ended    Year ended   Year ended    Year ended
                                                    (Unaudited)        12/31/03      12/31/02    12/31/01(b)    12/31/00
                                                  ----------------   ----------    ----------    -----------   ----------
Net asset value, beginning of period                  $  10.27        $  10.34      $  10.03       $  9.98      $  9.98
                                                      --------        --------      --------       -------      -------
Income (loss) from investment operations:
  Net investment income                                   0.16 ***        0.34 ***      0.40 ***      0.49 ***     0.63 ***
  Net realized and unrealized gain (loss) on
   investments                                           (0.18)          (0.01)         0.32          0.10        (0.03)
                                                      --------        --------      --------       -------      -------
     Total income (loss) from investment
      operations                                         (0.02)           0.33          0.72          0.59         0.60
                                                      --------        --------      --------       -------      -------
Less distributions to shareholders:
  From net investment income                                 -           (0.40)        (0.41)        (0.54)       (0.60)
  From net realized gains                                    -               -             -             -            -
                                                      --------        --------      --------       -------      -------
     Total distributions                                     -           (0.40)        (0.41)        (0.54)       (0.60)
                                                      --------        --------      --------       -------      -------
Net asset value, end of period                        $  10.25        $  10.27      $  10.34       $ 10.03      $  9.98
                                                      ========        ========      ========       =======      =======
Total Return(a)                                        (0.19)% **(c)     3.22%         7.19%         5.94%        6.04%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $ 50,512        $ 43,144      $ 21,199       $11,473      $ 5,359
  Ratio of expenses to average daily net assets:
    Before expense waiver                                0.99% *         0.99%         0.99%         0.99%        0.99%
    After expense waiver#                                0.97% *           N/A           N/A           N/A          N/A
  Net investment income to average daily net
   assets                                                3.20% *         3.20%         3.88%         4.67%        6.08%
  Portfolio turnover rate                                  28% **          41%           19%           24%          55%

                                                                                          Class L
                                                                                          -------
                                                  Six months ended
                                                      6/30/04         Year ended    Year ended   Year ended    Year ended
                                                    (Unaudited)        12/31/03      12/31/02    12/31/01(b)    12/31/00
                                                  ----------------   ----------    ----------    -----------   ----------
Net asset value, beginning of period                  $  10.27        $  10.32      $  10.01       $  9.95      $  9.92
                                                      --------        --------      --------       -------      -------
Income (loss) from investment operations:
  Net investment income                                   0.17 ***        0.36 ***      0.43 ***      0.51 ***     0.63 ***
  Net realized and unrealized gain (loss) on
   investments                                           (0.18)           0.01          0.32          0.10        (0.00)+
                                                      --------        --------      --------       -------      -------
     Total income (loss) from investment
      operations                                         (0.01)           0.37          0.75          0.61         0.63
                                                      --------        --------      --------       -------      -------
Less distributions to shareholders:
  From net investment income                                 -           (0.42)        (0.44)        (0.55)       (0.60)
  From net realized gains                                    -               -             -             -            -
                                                      --------        --------      --------       -------      -------
     Total distributions                                     -           (0.42)        (0.44)        (0.55)       (0.60)
                                                      --------        --------      --------       -------      -------
Net asset value, end of period                        $  10.26        $  10.27      $  10.32       $ 10.01      $  9.95
                                                      ========        ========      ========       =======      =======
Total Return(a)                                        (0.10)% **        3.55%         7.47%         6.16%        6.37%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $185,477        $183,757      $139,555       $77,789      $45,694
  Ratio of expenses to average daily net assets:
    Before expense waiver                                0.74% *         0.74%         0.74%         0.74%        0.74%
    After expense waiver#                                0.72% *           N/A           N/A           N/A          N/A
  Net investment income to average daily net
   assets                                                3.41% *         3.46%         4.13%         4.96%        6.14%
  Portfolio turnover rate                                  28% **          41%           19%           24%          55%



                                                   Year ended
                                                    12/31/99
                                                  ------------
Net asset value, beginning of period                 $10.31
                                                     ------
Income (loss) from investment operations:
  Net investment income                                0.50 ***
  Net realized and unrealized gain (loss) on
   investments                                        (0.24)
                                                     ------
     Total income (loss) from investment
      operations                                       0.26
                                                     ------
Less distributions to shareholders:
  From net investment income                          (0.58)
  From net realized gains                             (0.01)
                                                     ------
     Total distributions                              (0.59)
                                                     ------
Net asset value, end of period                       $ 9.98
                                                     ======
Total Return(a)                                       2.51%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                  $  134
  Ratio of expenses to average daily net assets:
    Before expense waiver                             1.05%
    After expense waiver#                               N/A
  Net investment income to average daily net
   assets                                             4.81%
  Portfolio turnover rate                               59%




                                                  Period ended
                                                   12/31/99+
                                                  ------------
Net asset value, beginning of period                 $10.42
                                                     ------
Income (loss) from investment operations:
  Net investment income                                0.38 ***
  Net realized and unrealized gain (loss) on
   investments                                        (0.23)
                                                     ------
     Total income (loss) from investment
      operations                                       0.15
                                                     ------
Less distributions to shareholders:
  From net investment income                          (0.64)
  From net realized gains                             (0.01)
                                                     ------
     Total distributions                              (0.65)
                                                     ------
Net asset value, end of period                       $ 9.92
                                                     ======
Total Return(a)                                       1.48% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)                  $1,524
  Ratio of expenses to average daily net assets:
    Before expense waiver                             0.75% *
    After expense waiver#                               N/A
  Net investment income to average daily net
   assets                                             5.39% *
  Portfolio turnover rate                               59% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net realized and unrealized loss on investments is less than $0.01 per share. + For the period May 3, 1999 (commencement of operations) through December 31,
   1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2004 through June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                           SHORT-DURATION BOND FUND

                                                                                  Class Y
                                                                                  -------
                                           Six months ended
                                               6/30/04       Year ended    Year ended   Year ended     Year ended    Year ended
                                             (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00      12/31/99
                                           ---------------- ----------    ----------    -----------   ----------    ----------
Net asset value, beginning of period           $  10.30      $  10.37      $  10.05      $   9.99      $   9.96      $  10.31
                                               --------      --------      --------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                            0.18 ***      0.38 ***      0.44 ***      0.53 ***      0.65 ***      0.57 ***
  Net realized and unrealized gain (loss)
   on investments                                 (0.18)        (0.02)         0.34          0.10         (0.01)        (0.27)
                                               --------      --------      --------      --------      --------      --------
     Total income from investment
      operations                                   0.00          0.36          0.78          0.63          0.64          0.30
                                               --------      --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income                          -         (0.43)        (0.46)        (0.57)        (0.61)        (0.64)
  From net realized gains                             -             -             -             -             -         (0.01)
                                               --------      --------      --------      --------      --------      --------
     Total distributions                              -         (0.43)        (0.46)        (0.57)        (0.61)        (0.65)
                                               --------      --------      --------      --------      --------      --------
Net asset value, end of period                 $  10.30      $  10.30      $  10.37      $  10.05      $   9.99      $   9.96
                                               ========      ========      ========      ========      ========      ========
Total Return(a)                                   0.00% **      3.50%         7.73%         6.35%         6.44%         3.04%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $ 50,714      $ 55,458      $ 42,750      $ 14,733      $  6,644      $  1,808
  Net expenses to average daily net
   assets                                         0.59% *       0.59%         0.59%         0.59%         0.58%         0.61%
  Net investment income to average
   daily net assets                               3.51% *       3.60%         4.24%         5.08%         6.26%         5.45%
  Portfolio turnover rate                           28% **        41%           19%           24%           55%           59%

                                                                                  Class S
                                                                                  -------
                                           Six months ended
                                               6/30/04       Year ended    Year ended   Year ended     Year ended    Year ended
                                             (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00      12/31/99
                                           ---------------- ----------    ----------    -----------   ----------    ----------
Net asset value, beginning of period           $  10.36      $  10.41      $  10.08      $  10.01      $   9.97      $  10.30
                                               --------      --------      --------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                            0.18 ***      0.39 ***      0.45 ***      0.54 ***      0.63 ***      0.56 ***
  Net realized and unrealized gain (loss)
   on investments                                 (0.18)        (0.01)         0.33          0.10          0.02         (0.24)
                                               --------      --------      --------      --------      --------      --------
     Total income from investment
      operations                                   0.00          0.38          0.78          0.64          0.65          0.32
                                               --------      --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income                          -         (0.43)        (0.45)        (0.57)        (0.61)        (0.64)
  From net realized gains                             -             -             -             -             -         (0.01)
                                               --------      --------      --------      --------      --------      --------
     Total distributions                              -         (0.43)        (0.45)        (0.57)        (0.61)        (0.65)
                                               --------      --------      --------      --------      --------      --------
Net asset value, end of period                 $  10.36      $  10.36      $  10.41      $  10.08      $  10.01      $   9.97
                                               ========      ========      ========      ========      ========      ========
Total Return(a)                                   0.00% **      3.68%         7.75%         6.42%         6.48%         3.10%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $121,821      $127,246      $146,276      $161,988      $182,669      $211,137
  Net expenses to average daily net
   assets                                         0.54% *       0.54%         0.54%         0.54%         0.54%         0.54%
  Net investment income to average
   daily net assets                               3.56% *       3.67%         4.38%         5.19%         6.15%         5.34%
  Portfolio turnover rate                           28% **        41%           19%           24%           55%           59%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                           SHORT-DURATION BOND FUND

                                                                           Class N
                                                                           -------
                                                        Six months ended
                                                            6/30/04        Year ended   Period ended
                                                          (Unaudited)       12/31/03     12/31/02++
                                                        ----------------   ----------   ------------
Net asset value, beginning of period                        $  10.25         $10.30        $10.31
                                                            --------         ------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                  0.15 ***       0.31 ***     (0.00)***+
  Net realized and unrealized loss on investments              (0.18)         (0.00)+       (0.01)
                                                            --------         ------        ------
     Total income (loss) from investment operations            (0.03)          0.31         (0.01)
                                                            --------         ------        ------
Less distributions to shareholders:
  From net investment income                                       -          (0.36)            -
                                                            --------         ------        ------
Net asset value, end of period                              $  10.22         $10.25        $10.30
                                                            ========         ======        ======
Total Return(a)                                              (0.29)% **(b)    2.98% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                         $    104         $  104        $  101
  Ratio of expenses to average daily net assets:
    Before expense waiver                                      1.29% *        1.29%             - ++
    After expense waiver#                                      1.27% *          N/A           N/A
  Net investment income to average daily net assets            2.94% *        2.92%             - ++
  Portfolio turnover rate                                        28% **         41%           19%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++ Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2004 through June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excludes contingent deferred sales charges and would be lower for the periods presented if they reflected these charges.

                         INFLATION-PROTECTED BOND FUND

                                                  Class A                        Class L
                                                  -------                        -------
                                       Six months ended               Six months ended
                                           6/30/04       Period ended     6/30/04      Period ended
                                         (Unaudited)      12/31/03+     (Unaudited)     12/31/03+
                                       ----------------  ------------ ---------------- ------------
Net asset value, beginning of period       $ 10.00          $10.00        $ 10.00        $ 10.00
                                           -------          ------        -------        -------
Income (loss) from investment
 operations:
  Net investment income                       0.20 ***           -           0.23 ***          -
  Net realized and unrealized loss on
   investments                               (0.09)              -          (0.07)             -
                                           -------          ------        -------        -------
     Total income from investment
      operations                              0.11               -           0.16              -
                                           -------          ------        -------        -------
Net asset value, end of period             $ 10.11          $10.00        $ 10.16        $ 10.00
                                           =======          ======        =======        =======
Total Return(a)                              1.10% **(b)         - ++       1.60% **           - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)        $   704          $    1        $ 1,885        $     1
  Ratio of expenses to average daily
   net assets:
    Before expense waiver                    1.11% *             - ++       0.86% *            - ++
    After expense waiver#                    1.08% *             - ++       0.83% *            - ++
  Net investment income to average
   daily net assets                          4.03% *             - ++       4.53% *            - ++
  Portfolio turnover rate                       5% **          N/A             5% **         N/A

                                                  Class Y                        Class S
                                                  -------                        -------
                                       Six months ended               Six months ended
                                           6/30/04       Period ended     6/30/04      Period ended
                                         (Unaudited)      12/31/03+     (Unaudited)     12/31/03+
                                       ----------------  ------------ ---------------- ------------
Net asset value, beginning of period       $ 10.00          $10.00        $ 10.00        $ 10.00
                                           -------          ------        -------        -------
Income (loss) from investment
 operations:
  Net investment income                       0.22 ***           -           0.23 ***          -
  Net realized and unrealized loss on
   investments                               (0.06)              -          (0.06)             -
                                           -------          ------        -------        -------
     Total income from investment
      operations                              0.16               -           0.17              -
                                           -------          ------        -------        -------
Net asset value, end of period             $ 10.16          $10.00        $ 10.17        $ 10.00
                                           =======          ======        =======        =======
Total Return(a)                              1.60% **            - ++       1.70% **           - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)        $58,377          $    1        $73,161        $10,521
  Ratio of expenses to average daily
   net assets:
    Before expense waiver                    0.71% *             - ++       0.61% *            - ++
    After expense waiver#                    0.68% *             - ++       0.58% *            - ++
  Net investment income to average
   daily net assets                          4.41% *             - ++       4.61% *            - ++
  Portfolio turnover rate                       5% **          N/A             5% **         N/A






Net asset value, beginning of period

Income (loss) from investment
 operations:
  Net investment income
  Net realized and unrealized loss on
   investments

     Total income from investment
      operations

Net asset value, end of period

Total Return(a)
Ratios / Supplemental Data:
  Net assets, end of period (000's)
  Ratio of expenses to average daily
   net assets:
    Before expense waiver
    After expense waiver#
  Net investment income to average
   daily net assets
  Portfolio turnover rate

                                                  Class N
                                                  -------
                                       Six months ended
                                           6/30/04       Period ended
                                         (Unaudited)      12/31/03+
                                       ----------------  ------------
Net asset value, beginning of period        $10.00          $10.00
                                            ------          ------
Income (loss) from investment
 operations:
  Net investment income                       0.19 ***           -
  Net realized and unrealized loss on
   investments                               (0.06)              -
                                            ------          ------
     Total income from investment
      operations                              0.13               -
                                            ------          ------
Net asset value, end of period              $10.13          $10.00
                                            ======          ======
Total Return(a)                              1.30% **(b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)         $  102          $    1
  Ratio of expenses to average daily
   net assets:
    Before expense waiver                    1.41% *             - ++
    After expense waiver#                    1.38% *             - ++
  Net investment income to average
   daily net assets                          3.72% *             - ++
  Portfolio turnover rate                       5% **          N/A

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  The Fund commenced operations on December 31, 2003.
++ Amounts are de minimis due to short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003 and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

                                CORE BOND FUND

                                                                                      Class A
                                                                                      -------
                                              Six months ended
                                                  6/30/04         Year ended    Year ended   Year ended    Year ended
                                                (Unaudited)        12/31/03      12/31/02    12/31/01(b)    12/31/00
                                              ----------------   ----------    ----------    -----------   ----------
Net asset value, beginning of period              $  10.93        $  11.18      $  10.76      $  10.65      $ 10.12
                                                  --------        --------      --------      --------      -------
Income (loss) from investment operations:
  Net investment income                               0.18 ***        0.36 ***      0.48 ***      0.56 ***     0.65 ***
  Net realized and unrealized gain (loss) on
   investments                                       (0.19)           0.17          0.42          0.21         0.42
                                                  --------        --------      --------      --------      -------
    Total income (loss) from investment
     operations                                      (0.01)           0.53          0.90          0.77         1.07
                                                  --------        --------      --------      --------      -------
Less distributions to shareholders:
  From net investment income                             -           (0.63)        (0.45)        (0.57)       (0.54)
  From net realized gains                                -           (0.15)        (0.03)        (0.09)           -
                                                  --------        --------      --------      --------      -------
    Total distributions                                  -           (0.78)        (0.48)        (0.66)       (0.54)
                                                  --------        --------      --------      --------      -------
Net asset value, end of period                    $  10.92        $  10.93      $  11.18      $  10.76      $ 10.65
                                                  ========        ========      ========      ========      =======
Total Return(a)                                    (0.09)% **(c)     4.78%         8.28%         7.32%       10.62%
Ratios / Supplemental Data:
  Net assets, end of period (000's)               $205,536        $204,591      $156,727      $ 61,179      $13,435
  Ratio of expenses to average daily net assets:
   Before expense waiver                             1.05% *         1.04%         1.04%         1.05%        1.04%
   After expense waiver#                             1.02% *           N/A           N/A           N/A          N/A
  Net investment income to average daily net
   assets                                            3.35% *         3.17%         4.34%         5.03%        6.02%
  Portfolio turnover rate                              55% **         146%          187%           68%          39%

                                                                                      Class L
                                                                                      -------
                                              Six months ended
                                                  6/30/04         Year ended    Year ended   Year ended    Year ended
                                                (Unaudited)        12/31/03      12/31/02    12/31/01(b)    12/31/00
                                              ----------------   ----------    ----------    -----------   ----------
Net asset value, beginning of period              $  10.98        $  11.22      $  10.79      $  10.66      $ 10.11
                                                  --------        --------      --------      --------      -------
Income (loss) from investment operations:
  Net investment income                               0.20 ***        0.39 ***      0.52 ***      0.60 ***     0.66 ***
  Net realized and unrealized gain (loss) on
   investments                                       (0.20)           0.18          0.40          0.21         0.44
                                                  --------        --------      --------      --------      -------
    Total income (loss) from investment
     operations                                       0.00            0.57          0.92          0.81         1.10
                                                  --------        --------      --------      --------      -------
Less distributions to shareholders:
  From net investment income                             -           (0.66)        (0.46)        (0.59)       (0.55)
  From net realized gains                                -           (0.15)        (0.03)        (0.09)           -
                                                  --------        --------      --------      --------      -------
    Total distributions                                  -           (0.81)        (0.49)        (0.68)       (0.55)
                                                  --------        --------      --------      --------      -------
Net asset value, end of period                    $  10.98        $  10.98      $  11.22      $  10.79      $ 10.66
                                                  ========        ========      ========      ========      =======
Total Return(a)                                      0.00% **        5.09%         8.49%         7.62%       10.85%
Ratios / Supplemental Data:
  Net assets, end of period (000's)               $382,631        $348,158      $289,553      $174,896      $66,686
  Ratio of expenses to average daily net assets:
   Before expense waiver                             0.80% *         0.79%         0.79%         0.80%        0.79%
   After expense waiver#                             0.77% *           N/A           N/A           N/A          N/A
  Net investment income to average daily net
   assets                                            3.56% *         3.42%         4.62%         5.32%        6.21%
  Portfolio turnover rate                              55% **         146%          187%           68%          39%



                                               Year ended
                                                12/31/99
                                              ------------
Net asset value, beginning of period            $  11.06
                                                --------
Income (loss) from investment operations:
  Net investment income                             0.62 ***
  Net realized and unrealized gain (loss) on
   investments                                     (0.89)
                                                --------
    Total income (loss) from investment
     operations                                    (0.27)
                                                --------
Less distributions to shareholders:
  From net investment income                       (0.66)
  From net realized gains                          (0.01)
                                                --------
    Total distributions                            (0.67)
                                                --------
Net asset value, end of period                  $  10.12
                                                ========
Total Return(a)                                  (2.43)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)             $    576
  Ratio of expenses to average daily net assets:
   Before expense waiver                           1.07%
   After expense waiver#                             N/A
  Net investment income to average daily net
   assets                                          5.70%
  Portfolio turnover rate                            61%




                                              Period ended
                                               12/31/99+
                                              ------------
Net asset value, beginning of period            $  10.97
                                                --------
Income (loss) from investment operations:
  Net investment income                             0.44 ***
  Net realized and unrealized gain (loss) on
   investments                                     (0.61)
                                                --------
    Total income (loss) from investment
     operations                                    (0.17)
                                                --------
Less distributions to shareholders:
  From net investment income                       (0.68)
  From net realized gains                          (0.01)
                                                --------
    Total distributions                            (0.69)
                                                --------
Net asset value, end of period                  $  10.11
                                                ========
Total Return(a)                                  (1.52)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)             $  2,361
  Ratio of expenses to average daily net assets:
   Before expense waiver                           0.80% *
   After expense waiver#                             N/A
  Net investment income to average daily net
   assets                                          6.11% *
  Portfolio turnover rate                            61% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ For the period May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                                CORE BOND FUND

                                                                             Class Y
                                                                             -------
                                     Six months ended
                                         6/30/04       Year ended     Year ended   Year ended     Year ended    Year ended
                                       (Unaudited)      12/31/03       12/31/02    12/31/01(b)     12/31/00      12/31/99
                                     ---------------- ----------    ----------     -----------   ----------    ----------
Net asset value, beginning of period     $  11.01      $  11.25     $    10.82      $  10.68      $  10.12      $  11.06
                                         --------      --------     ----------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                      0.20 ***      0.41 ***      0.54 ***       0.62 ***      0.68 ***      0.68 ***
  Net realized and unrealized gain
   (loss) on investments                    (0.19)         0.17           0.40          0.21          0.43         (0.92)
                                         --------      --------     ----------      --------      --------      --------
     Total income (loss) from
      investment operations                  0.01          0.58           0.94          0.83          1.11         (0.24)
                                         --------      --------     ----------      --------      --------      --------
Less distributions to shareholders:
  From net investment income                    -         (0.67)         (0.48)        (0.60)        (0.55)        (0.69)
  From net realized gains                       -         (0.15)         (0.03)        (0.09)            -         (0.01)
                                         --------      --------     ----------      --------      --------      --------
     Total distributions                        -         (0.82)         (0.51)        (0.69)        (0.55)        (0.70)
                                         --------      --------     ----------      --------      --------      --------
Net asset value, end of period           $  11.02      $  11.01     $    11.25      $  10.82      $  10.68      $  10.12
                                         ========      ========     ==========      ========      ========      ========
Total Return(a)                             0.09% **      5.23%          8.61%         7.84%        11.01%       (2.16)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)      $174,458      $153,913     $  172,997      $108,395      $ 49,579      $ 19,471
  Net expenses to average daily net
   assets                                   0.65% *       0.64%          0.64%         0.65%         0.64%         0.65%
  Net investment income to average
   daily net assets                         3.67% *       3.58%          4.79%         5.49%         6.37%         6.29%
  Portfolio turnover rate                     55% **       146%           187%           68%           39%           61%

                                                                             Class S
                                                                             -------
                                     Six months ended
                                         6/30/04       Year ended     Year ended   Year ended     Year ended    Year ended
                                       (Unaudited)      12/31/03       12/31/02    12/31/01(b)     12/31/00      12/31/99
                                     ---------------- ----------    ----------     -----------   ----------    ----------
Net asset value, beginning of period     $  11.06      $  11.29     $    10.85      $  10.70      $  10.14      $  11.06
                                         --------      --------     ----------      --------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                      0.21 ***      0.42 ***       0.54 ***      0.63 ***      0.68 ***      0.66 ***
  Net realized and unrealized gain
   (loss) on investments                    (0.20)         0.18           0.41          0.21          0.43         (0.89)
                                         --------      --------     ----------      --------      --------      --------
     Total income (loss) from
      investment operations                  0.01          0.60           0.95          0.84          1.11         (0.23)
                                         --------      --------     ----------      --------      --------      --------
Less distributions to shareholders:
  From net investment income                    -         (0.68)         (0.48)        (0.60)        (0.55)        (0.68)
  From net realized gains                       -         (0.15)         (0.03)        (0.09)            -         (0.01)
                                         --------      --------     ----------      --------      --------      --------
     Total distributions                        -         (0.83)         (0.51)        (0.69)        (0.55)        (0.69)
                                         --------      --------     ----------      --------      --------      --------
Net asset value, end of period           $  11.07      $  11.06     $    11.29      $  10.85      $  10.70      $  10.14
                                         ========      ========     ==========      ========      ========      ========
Total Return(a)                             0.09% **      5.32%          8.71%         7.92%        10.99%       (2.08)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)      $737,116      $814,837     $1,252,515      $887,641      $758,554      $594,002
  Net expenses to average daily net
   assets                                   0.59% *       0.59%          0.59%         0.60%         0.59%         0.57%
  Net investment income to average
   daily net assets                         3.71% *       3.62%          4.83%         5.61%         6.38%         6.07%
  Portfolio turnover rate                     55% **       146%           187%           68%           39%           61%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                CORE BOND FUND

                                                                             Class N
                                                                             -------
                                                          Six months ended
                                                              6/30/04        Year ended   Period ended
                                                            (Unaudited)       12/31/03     12/31/02+
                                                          ----------------   ----------   ------------
Net asset value, beginning of period                          $  10.84         $11.15        $11.16
                                                              --------         ------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.17 ***       0.34 ***     (0.00)***+
  Net realized and unrealized gain (loss) on investments         (0.20)          0.16         (0.01)
                                                              --------         ------        ------
     Total income (loss) from investment operations              (0.03)          0.50         (0.01)
                                                              --------         ------        ------
Less distributions to shareholders:
  From net investment income                                         -          (0.66)            -
  From net realized gains                                            -          (0.15)            -
                                                              --------         ------        ------
     Total distributions                                             -          (0.81)            -
                                                              --------         ------        ------
Net asset value, end of period                                $  10.81         $10.84        $11.15
                                                              ========         ======        ======
Total Return(a)                                                (0.28)% **(b)    4.51% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                           $  1,158         $1,215        $  101
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        1.35% *        1.36%             - ++
    After expense waiver#                                        1.32% *          N/A           N/A
  Net investment income to average daily net assets              3.08% *        2.94%             - ++
  Portfolio turnover rate                                          55% **        146%          187%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Net investment loss is less than $0.01 per share.
+  Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                             DIVERSIFIED BOND FUND

                                                                                      Class A
                                                                                      -------
                                                Six months ended
                                                    6/30/04       Year ended   Year ended   Year ended   Year ended
                                                  (Unaudited)      12/31/03     12/31/02    12/31/01(b)   12/31/00
                                                ----------------  ----------   ----------   -----------  ----------
Net asset value, beginning of period                $ 10.63        $ 10.04      $  9.69       $ 9.57       $ 9.56
                                                    -------        -------      -------       ------       ------
Income (loss) from investment operations:
 Net investment income                                 0.19 ***       0.44 ***     0.46 ***     0.57 ***     0.62 ***
 Net realized and unrealized gain (loss) on
  investments                                         (0.18)          0.36         0.29         0.08         0.02
                                                    -------        -------      -------       ------       ------
    Total income (loss) from investment
     operations                                        0.01           0.80         0.75         0.65         0.64
                                                    -------        -------      -------       ------       ------
Less distributions to shareholders:
 From net investment income                               -          (0.18)       (0.40)       (0.53)       (0.63)
 Tax return of capital                                    -              -            -            -        (0.00)+
 From net realized gains                                  -          (0.03)           -            -            -
                                                    -------        -------      -------       ------       ------
    Total distributions                                   -          (0.21)       (0.40)       (0.53)       (0.63)
                                                    -------        -------      -------       ------       ------
Net asset value, end of period                      $ 10.64        $ 10.63      $ 10.04       $ 9.69       $ 9.57
                                                    =======        =======      =======       ======       ======
Total Return(a)                                       0.09% **(c)    7.95%        7.78%        6.69%        6.81%
Ratios / Supplemental Data:
 Net assets, end of period (000's)                  $21,071        $12,221      $18,401       $4,094       $  312
 Ratio of expenses to average daily net assets:
   Before expense waiver                              1.11% *        1.14%        1.16%        1.11%        1.12%
   After expense waiver#                              1.05% *          N/A        1.15%        1.09%        1.11%
 Net investment income to average daily net
  assets                                              3.65% *        4.17%        4.61%        5.70%        6.27%
 Portfolio turnover rate                                67% **        105%          76%          62%          15%

                                                                                      Class L
                                                                                      -------
                                                Six months ended
                                                    6/30/04       Year ended   Year ended   Year ended   Year ended
                                                  (Unaudited)      12/31/03     12/31/02    12/31/01(b)   12/31/00
                                                ----------------  ----------   ----------   -----------  ----------
Net asset value, beginning of period                $ 10.56        $ 10.10      $  9.66       $ 9.57       $ 9.56
                                                    -------        -------      -------       ------       ------
Income (loss) from investment operations:
 Net investment income                                 0.20 ***       0.43 ***     0.51 ***     0.58 ***     0.64 ***
 Net realized and unrealized gain (loss) on
  investments                                         (0.17)          0.35         0.33         0.07         0.03
                                                    -------        -------      -------       ------       ------
    Total income (loss) from investment
     operations                                        0.03           0.78         0.84         0.65         0.67
                                                    -------        -------      -------       ------       ------
Less distributions to shareholders:
 From net investment income                               -          (0.29)       (0.40)       (0.56)       (0.66)
 Tax return of capital                                    -              -            -            -        (0.00)+
 From net realized gains                                  -          (0.03)           -            -            -
                                                    -------        -------      -------       ------       ------
    Total distributions                                   -          (0.32)       (0.40)       (0.56)       (0.66)
                                                    -------        -------      -------       ------       ------
Net asset value, end of period                      $ 10.59        $ 10.56      $ 10.10       $ 9.66       $ 9.57
                                                    =======        =======      =======       ======       ======
Total Return(a)                                       0.28% **       8.36%        8.09%        6.87%        6.99%
Ratios / Supplemental Data:
 Net assets, end of period (000's)                  $98,153        $64,281      $   632       $4,026       $  283
 Ratio of expenses to average daily net assets:
   Before expense waiver                              0.86% *        0.90%        0.90%        0.86%        0.88%
   After expense waiver#                              0.81% *          N/A        0.90%        0.84%        0.88%
 Net investment income to average daily net
  assets                                              3.87% *        3.99%        5.17%        5.75%        6.53%
 Portfolio turnover rate                                67% **        105%          76%          62%          15%



                                                 Year ended
                                                 12/31/99+
                                                ------------
Net asset value, beginning of period              $  10.00
                                                  --------
Income (loss) from investment operations:
 Net investment income                                0.39 ***
 Net realized and unrealized gain (loss) on
  investments                                        (0.44)
                                                  --------
    Total income (loss) from investment
     operations                                      (0.05)
                                                  --------
Less distributions to shareholders:
 From net investment income                          (0.39)
 Tax return of capital                                   -
 From net realized gains                                 -
                                                  --------
    Total distributions                              (0.39)
                                                  --------
Net asset value, end of period                    $   9.56
                                                  ========
Total Return(a)                                    (0.54)% **
Ratios / Supplemental Data:
 Net assets, end of period (000's)                $    100
 Ratio of expenses to average daily net assets:
   Before expense waiver                             1.19% *
   After expense waiver#                               N/A
 Net investment income to average daily net
  assets                                             5.92% *
 Portfolio turnover rate                               32% **




                                                Period ended
                                                 12/31/99+
                                                ------------
Net asset value, beginning of period              $  10.00
                                                  --------
Income (loss) from investment operations:
 Net investment income                                0.41 ***
 Net realized and unrealized gain (loss) on
  investments                                        (0.45)
                                                  --------
    Total income (loss) from investment
     operations                                      (0.04)
                                                  --------
Less distributions to shareholders:
 From net investment income                          (0.40)
 Tax return of capital                                   -
 From net realized gains                                 -
                                                  --------
    Total distributions                              (0.40)
                                                  --------
Net asset value, end of period                    $   9.56
                                                  ========
Total Return(a)                                    (0.38)% **
Ratios / Supplemental Data:
 Net assets, end of period (000's)                $    101
 Ratio of expenses to average daily net assets:
   Before expense waiver                             0.94% *
   After expense waiver#                               N/A
 Net investment income to average daily net
  assets                                             6.17% *
 Portfolio turnover rate                               32% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Tax return of capital is less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                             DIVERSIFIED BOND FUND

                                                                                        Class Y
                                                                                        -------
                                                  Six months ended
                                                      6/30/04      Year ended   Year ended   Year ended    Year ended
                                                    (Unaudited)     12/31/03     12/31/02    12/31/01(b)    12/31/00
                                                  ---------------- ----------   ----------   -----------   ----------
Net asset value, beginning of period                  $ 10.61       $ 10.07      $  9.70       $  9.58      $  9.56
                                                      -------       -------      -------       -------      -------
Income (loss) from investment operations:
  Net investment income                                  0.21 ***      0.47 ***     0.50 ***      0.61 ***     0.65 ***
  Net realized and unrealized gain (loss) on
   investments                                          (0.18)         0.39         0.30          0.06         0.02
                                                      -------       -------      -------       -------      -------
     Total income (loss) from investment
      operations                                         0.03          0.86         0.80          0.67         0.67
                                                      -------       -------      -------       -------      -------
Less distributions to shareholders:
  From net investment income                                -         (0.29)       (0.43)        (0.55)       (0.65)
  Tax return of capital                                     -             -            -             -        (0.00)+
  From net realized gains                                   -         (0.03)           -             -            -
                                                      -------       -------      -------       -------      -------
     Total distributions                                    -         (0.32)       (0.43)        (0.55)       (0.65)
                                                      -------       -------      -------       -------      -------
Net asset value, end of period                        $ 10.64       $ 10.61      $ 10.07       $  9.70      $  9.58
                                                      =======       =======      =======       =======      =======
Total Return(a)                                         0.28% **      8.41%        8.30%         6.96%        7.15%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $ 6,937       $ 6,975      $ 3,979       $   313      $   231
  Ratio of expenses to average daily net assets:
    Before expense waiver                               0.71% *       0.74%        0.75%         0.71%        0.73%
    After expense waiver#                                 N/A           N/A        0.74%         0.69%        0.72%
  Net investment income to average daily net
   assets                                               3.94% *       4.44%        4.99%         6.10%        6.64%
  Portfolio turnover rate                                 67% **       105%          76%           62%          15%

                                                                                        Class S
                                                                                        -------
                                                  Six months ended
                                                      6/30/04      Year ended   Year ended   Year ended    Year ended
                                                    (Unaudited)     12/31/03     12/31/02    12/31/01(b)    12/31/00
                                                  ---------------- ----------   ----------   -----------   ----------
Net asset value, beginning of period                  $ 10.64       $ 10.10      $  9.71       $  9.59      $  9.56
                                                      -------       -------      -------       -------      -------
Income (loss) from investment operations:
  Net investment income                                  0.21 ***      0.48 ***     0.53 ***      0.61 ***     0.66 ***
  Net realized and unrealized gain (loss) on
   investments                                          (0.18)         0.38         0.29          0.07         0.03
                                                      -------       -------      -------       -------      -------
     Total income (loss) from investment
      operations                                         0.03          0.86         0.82          0.68         0.69
                                                      -------       -------      -------       -------      -------
Less distributions to shareholders:
  From net investment income                                -         (0.29)       (0.43)        (0.56)       (0.66)
  Tax return of capital                                     -             -            -             -        (0.00)+
  From net realized gains                                   -         (0.03)           -             -            -
                                                      -------       -------      -------       -------      -------
     Total distributions                                    -         (0.32)       (0.43)        (0.56)       (0.66)
                                                      -------       -------      -------       -------      -------
Net asset value, end of period                        $ 10.67       $ 10.64      $ 10.10       $  9.71      $  9.59
                                                      =======       =======      =======       =======      =======
Total Return(a)                                         0.28% **      8.48%        8.41%         7.11%        7.19%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $93,486       $74,735      $39,147       $29,054      $26,790
  Ratio of expenses to average daily net assets:
    Before expense waiver                               0.66% *       0.69%        0.70%         0.66%        0.69%
    After expense waiver#                                 N/A           N/A        0.70%         0.64%        0.68%
  Net investment income to average daily net
   assets                                               3.99% *       4.57%        5.31%         6.13%        6.71%
  Portfolio turnover rate                                 67% **       105%          76%           62%          15%



                                                  Period ended
                                                   12/31/99+
                                                  ------------
Net asset value, beginning of period                $  10.00
                                                    --------
Income (loss) from investment operations:
  Net investment income                                 0.42 ***
  Net realized and unrealized gain (loss) on
   investments                                         (0.45)
                                                    --------
     Total income (loss) from investment
      operations                                       (0.03)
                                                    --------
Less distributions to shareholders:
  From net investment income                           (0.41)
  Tax return of capital                                    -
  From net realized gains                                  -
                                                    --------
     Total distributions                               (0.41)
                                                    --------
Net asset value, end of period                      $   9.56
                                                    ========
Total Return(a)                                      (0.26)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)                 $    146
  Ratio of expenses to average daily net assets:
    Before expense waiver                              0.80% *
    After expense waiver#                                N/A
  Net investment income to average daily net
   assets                                              6.35% *
  Portfolio turnover rate                                32% **




                                                  Period ended
                                                   12/31/99+
                                                  ------------
Net asset value, beginning of period                $  10.00
                                                    --------
Income (loss) from investment operations:
  Net investment income                                 0.42 ***
  Net realized and unrealized gain (loss) on
   investments                                         (0.44)
                                                    --------
     Total income (loss) from investment
      operations                                       (0.02)
                                                    --------
Less distributions to shareholders:
  From net investment income                           (0.42)
  Tax return of capital                                    -
  From net realized gains                                  -
                                                    --------
     Total distributions                               (0.42)
                                                    --------
Net asset value, end of period                      $   9.56
                                                    ========
Total Return(a)                                      (0.25)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)                 $ 24,975
  Ratio of expenses to average daily net assets:
    Before expense waiver                              0.74% *
    After expense waiver#                                N/A
  Net investment income to average daily net
   assets                                              6.33% *
  Portfolio turnover rate                                32% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Tax return of capital is less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             DIVERSIFIED BOND FUND

                                                                             Class N
                                                                             -------
                                                          Six months ended
                                                              6/30/04        Year ended   Period ended
                                                            (Unaudited)       12/31/03     12/31/02++
                                                          ----------------   ----------   ------------
Net asset value, beginning of period                          $  10.55         $10.02        $10.03
                                                              --------         ------        ------
Income (loss) from investment operations:
  Net investment income                                           0.18 ***       0.40 ***      0.00 ***+
  Net realized and unrealized gain (loss) on investments         (0.19)          0.37         (0.01)
                                                              --------         ------        ------
     Total income (loss) from investment operations              (0.01)          0.77         (0.01)
                                                              --------         ------        ------
Less distributions to shareholders:
  From net investment income                                         -          (0.21)            -
  Tax return of capital                                              -          (0.03)            -
                                                              --------         ------        ------
     Total distributions                                             -          (0.24)            -
                                                              --------         ------        ------
Net asset value, end of period                                $  10.54         $10.55        $10.02
                                                              ========         ======        ======
Total Return(a)                                                (0.09)% **(b)    7.65% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                           $    122         $  111        $  101
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        1.41% *        1.44%             - ++
    After expense waiver#                                        1.36% *          N/A           N/A
  Net investment income to average daily net assets              3.35% *        3.86%             - ++
  Portfolio turnover rate                                          67% **        105%           76%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Net investment income is less than $0.01 per share.
++ Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excluded contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                                HIGH YIELD FUND

                                                          Six Months
                                                             Ended                                     Period
                                                           April 30,      Years Ended October 31,       Ended
                                                             2004      -------------------------     October 31,
                                                          (Unaudited)    2003   2002(b)     2001       2000***
                                                          -----------  -------  -------  -------     -----------
Per share data (for a share outstanding throughout each
 period):
  Net asset value - beginning of period                     $ 10.05    $  8.27  $  8.94  $  9.88       $ 10.00
                                                            -------    -------  -------  -------       -------
Income from investment operations:
  Net investment income                                         .43        .82      .74      .79           .09
  Net realized and unrealized gain (loss) on investments        .19       1.79     (.67)    (.94)         (.12)
                                                            -------    -------  -------  -------       -------
                                                                .62       2.61      .07     (.15)         (.03)
                                                            -------    -------  -------  -------       -------
Less distributions to shareholders:
  From net investment income                                   (.42)      (.83)    (.74)    (.79)         (.09)
  From net realized gain on investments                           -          -        -        - (a)         -
                                                            -------    -------  -------  -------       -------
                                                               (.42)      (.83)    (.74)    (.79)         (.09)
                                                            -------    -------  -------  -------       -------
Net asset value - end of period                             $ 10.25    $ 10.05  $  8.27  $  8.94       $  9.88
                                                            =======    =======  =======  =======       =======
Total return                                                  6.23% **  33.04%    0.48%   (1.58%)       (0.30%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                     0.75% *    0.75%    0.75%    0.75%         0.75% *
  Ratio of net investment income to average net assets        8.41% *    8.98%    8.43%    8.35%         6.01% *
  Portfolio turnover                                            40% **    103%      73%      77%            5% **
  Net assets at end of period (000 omitted)                 $63,332    $50,552  $25,704  $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                     $  0.43    $  0.80  $  0.72  $  0.76       $  0.07
  Ratios (to average net assets):
    Expenses                                                  0.78% *    1.02%    1.04%    1.07%         2.12% *
    Net investment income                                     8.38% *    8.71%    8.14%    8.03%         4.64% *

*  Annualized.
** Not annualized.
***For the period from September 5, 2000 (commencement of operations) to
   October 31, 2000.
(a)Amount was less than $.01 per share.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                                      Class A
                                                                                      -------
                                              Six months ended
                                                  6/30/04       Year ended    Year ended   Year ended     Year ended
                                                (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00
                                              ----------------  ----------   ----------    -----------   ----------
Net asset value, beginning of period               $ 8.84        $  7.66     $    8.93      $   9.81      $  13.21
                                                   ------        -------     ---------      --------      --------
Income (loss) from investment operations:
  Net investment income                              0.06 ***       0.14 ***      0.17 ***      0.20 ***      0.35 ***
  Net realized and unrealized gain (loss) on
   investments                                       0.13           1.20         (1.24)        (0.84)        (0.41)
                                                   ------        -------     ---------      --------      --------
    Total income (loss) from investment
     operations                                      0.19           1.34         (1.07)        (0.64)        (0.06)
                                                   ------        -------     ---------      --------      --------
Less distributions to shareholders:
  From net investment income                            -          (0.16)        (0.20)        (0.24)        (0.49)
  Tax return of capital                                 -              -             -             -             -
  From net realized gains                               -              -             -         (0.00)+       (2.85)
                                                   ------        -------     ---------      --------      --------
    Total distributions                                 -          (0.16)        (0.20)        (0.24)        (3.34)
                                                   ------        -------     ---------      --------      --------
Net asset value, end of period                     $ 9.03        $  8.84     $    7.66      $   8.93      $   9.81
                                                   ======        =======     =========      ========      ========
Total Return(a)                                     2.15% **(c)   17.52%      (11.98)%       (6.51)%       (0.58)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                $7,400        $ 7,287     $   5,490      $  7,168      $  4,095
  Net expenses to average daily net assets          1.17% *        1.16%         1.16%         1.16%         1.15%
  Net investment income to average daily net
   assets                                           1.42% *        1.70%         2.08%         2.20%         2.64%
  Portfolio turnover rate                             62% **         95%           94%           85%          100%

                                                                                      Class L
                                                                                      -------
                                              Six months ended
                                                  6/30/04       Year ended    Year ended   Year ended     Year ended
                                                (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00
                                              ----------------  ----------   ----------    -----------   ----------
Net asset value, beginning of period               $ 8.91        $  7.71     $    8.98      $   9.85      $  13.22
                                                   ------        -------     ---------      --------      --------
Income (loss) from investment operations:
  Net investment income                              0.08 ***       0.16 ***      0.20 ***      0.23 ***      0.39 ***
  Net realized and unrealized gain (loss) on
   investments                                       0.12           1.21         (1.25)        (0.85)        (0.42)
                                                   ------        -------     ---------      --------      --------
    Total income (loss) from investment
     operations                                      0.20           1.37         (1.05)        (0.62)        (0.03)
                                                   ------        -------     ---------      --------      --------
Less distributions to shareholders:
  From net investment income                            -          (0.17)        (0.22)        (0.25)        (0.49)
  Tax return of capital                                 -              -             -             -             -
  From net realized gains                               -              -             -         (0.00)+       (2.85)
                                                   ------        -------     ---------      --------      --------
    Total distributions                                 -          (0.17)        (0.22)        (0.25)        (3.34)
                                                   ------        -------     ---------      --------      --------
Net asset value, end of period                     $ 9.11        $  8.91     $    7.71      $   8.98      $   9.85
                                                   ======        =======     =========      ========      ========
Total Return(a)                                     2.24% **      17.77%      (11.67)%       (6.31)%       (0.35)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                $3,817        $ 2,393     $   3,280      $  3,976      $  4,721
  Net expenses to average daily net assets          0.93% *        0.91%         0.91%         0.91%         0.90%
  Net investment income to average daily net
   assets                                           1.68% *        1.97%         2.33%         2.47%         2.97%
  Portfolio turnover rate                             62% **         95%           94%           85%          100%



                                               Year ended
                                                12/31/99
                                              ------------
Net asset value, beginning of period            $  14.20
                                                --------
Income (loss) from investment operations:
  Net investment income                             0.40 ***
  Net realized and unrealized gain (loss) on
   investments                                     (0.70)
                                                --------
    Total income (loss) from investment
     operations                                    (0.30)
                                                --------
Less distributions to shareholders:
  From net investment income                       (0.47)
  Tax return of capital                            (0.00)+
  From net realized gains                          (0.22)
                                                --------
    Total distributions                            (0.69)
                                                --------
Net asset value, end of period                  $  13.21
                                                ========
Total Return(a)                                  (2.17)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)             $    573
  Net expenses to average daily net assets         1.15%
  Net investment income to average daily net
   assets                                          2.87%
  Portfolio turnover rate                            19%




                                              Period ended
                                               12/31/99+
                                              ------------
Net asset value, beginning of period            $  14.62
                                                --------
Income (loss) from investment operations:
  Net investment income                             0.47 ***
  Net realized and unrealized gain (loss) on
   investments                                     (1.15)
                                                --------
    Total income (loss) from investment
     operations                                    (0.68)
                                                --------
Less distributions to shareholders:
  From net investment income                       (0.50)
  Tax return of capital                            (0.00)+
  From net realized gains                          (0.22)
                                                --------
    Total distributions                            (0.72)
                                                --------
Net asset value, end of period                  $  13.22
                                                ========
Total Return(a)                                  (4.69)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)             $    173
  Net expenses to average daily net assets         0.89% *
  Net investment income to average daily net
   assets                                          4.97% *
  Portfolio turnover rate                            19% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Tax return of capital and distributions from net realized gains are less than $0.01 per share.
+ For the period May 3, 1999 (commencement of operations) through December 31, 1999.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                                 BALANCED FUND

                                                                                     Class Y
                                                                                     -------
                                              Six months ended
                                                  6/30/04       Year ended    Year ended   Year ended     Year ended
                                                (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00
                                              ---------------- ----------    ----------    -----------   ----------
Net asset value, beginning of period              $   9.18      $   7.94     $    9.25      $  10.14      $  13.24
                                                  --------      --------     ---------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                               0.08 ***      0.18 ***      0.21 ***      0.25 ***      0.42 ***
  Net realized and unrealized gain (loss) on
   investments                                        0.14          1.25         (1.29)        (0.88)        (0.44)
                                                  --------      --------     ---------      --------      --------
     Total income (loss) from investment
      operations                                      0.22          1.43         (1.08)        (0.63)        (0.02)
                                                  --------      --------     ---------      --------      --------
Less distributions to shareholders:
  From net investment income                             -         (0.19)        (0.23)        (0.26)        (0.23)
  Tax return of capital                                  -             -             -             -             -
  From net realized gains                                -             -             -         (0.00)+       (2.85)
                                                  --------      --------     ---------      --------      --------
     Total distributions                                 -         (0.19)        (0.23)        (0.26)        (3.08)
                                                  --------      --------     ---------      --------      --------
Net asset value, end of period                    $   9.40      $   9.18     $    7.94      $   9.25      $  10.14
                                                  ========      ========     =========      ========      ========
Total Return(a)                                      2.40% **     18.02%      (11.64)%       (6.19)%       (0.22)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)               $  2,101      $  2,138     $   2,438      $  3,087      $  3,587
  Net expenses to average daily net assets           0.77% *       0.76%         0.76%         0.76%         0.74%
  Net investment income to average daily
   net assets                                        1.82% *       2.09%         2.48%         2.62%         3.20%
  Portfolio turnover rate                              62% **        95%           94%           85%          100%

                                                                                     Class S
                                                                                     -------
                                              Six months ended
                                                  6/30/04       Year ended    Year ended   Year ended     Year ended
                                                (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00
                                              ---------------- ----------    ----------    -----------   ----------
Net asset value, beginning of period              $   8.93      $   7.72     $    9.00      $   9.88      $  13.25
                                                  --------      --------     ---------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                               0.09 ***      0.19 ***      0.22 ***      0.26 ***      0.43 ***
  Net realized and unrealized gain (loss) on
   investments                                        0.12          1.22         (1.25)        (0.86)        (0.41)
                                                  --------      --------     ---------      --------      --------
     Total income (loss) from investment
      operations                                      0.21          1.41         (1.03)        (0.60)         0.02
                                                  --------      --------     ---------      --------      --------
Less distributions to shareholders:
  From net investment income                             -         (0.20)        (0.25)        (0.28)        (0.54)
  Tax return of capital                                  -             -             -             -             -
  From net realized gains                                -             -             -         (0.00)+       (2.85)
                                                  --------      --------     ---------      --------      --------
     Total distributions                                 -         (0.20)        (0.25)        (0.28)        (3.39)
                                                  ========      ========     =========      ========      ========
Net asset value, end of period                    $   9.14      $   8.93     $    7.72      $   9.00      $   9.88
                                                  ========      ========     =========      ========      ========
Total Return(a)                                      2.35% **     18.30%      (11.47)%       (6.07)%         0.00%
Ratios / Supplemental Data:
  Net assets, end of period (000's)               $269,884      $277,665     $ 261,137      $350,187      $432,619
  Net expenses to average daily net assets           0.61% *       0.60%         0.60%         0.60%         0.59%
  Net investment income to average daily
   net assets                                        1.98% *       2.26%         2.64%         2.78%         3.28%
  Portfolio turnover rate                              62% **        95%           94%           85%          100%



                                               Year ended
                                                12/31/99
                                              ----------
Net asset value, beginning of period           $  14.20
                                               --------
Income (loss) from investment
 operations:
  Net investment income                            0.46 ***
  Net realized and unrealized gain (loss) on
   investments                                    (0.71)
                                               --------
     Total income (loss) from investment
      operations                                  (0.25)
                                               --------
Less distributions to shareholders:
  From net investment income                      (0.49)
  Tax return of capital                           (0.00)+
  From net realized gains                         (0.22)
                                               --------
     Total distributions                          (0.71)
                                               --------
Net asset value, end of period                 $  13.24
                                               ========
Total Return(a)                                 (1.77)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $ 59,381
  Net expenses to average daily net assets        0.75%
  Net investment income to average daily
   net assets                                     3.23%
  Portfolio turnover rate                           19%




                                               Year ended
                                                12/31/99
                                              ----------
Net asset value, beginning of period           $  14.20
                                               --------
Income (loss) from investment
 operations:
  Net investment income                            0.48 ***
  Net realized and unrealized gain (loss) on
   investments                                    (0.70)
                                               --------
     Total income (loss) from investment
      operations                                  (0.22)
                                               --------
Less distributions to shareholders:
  From net investment income                      (0.51)
  Tax return of capital                           (0.00)+
  From net realized gains                         (0.22)
                                               --------
     Total distributions                          (0.73)
                                               ========
Net asset value, end of period                 $  13.25
                                               ========
Total Return(a)                                 (1.58)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $655,478
  Net expenses to average daily net assets        0.57%
  Net investment income to average daily
   net assets                                     3.36%
  Portfolio turnover rate                           19%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Tax return of capital and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                             Class N
                                                                             -------
                                                          Six months ended
                                                              6/30/04       Year ended   Period ended
                                                            (Unaudited)      12/31/03     12/31/02++
                                                          ----------------  ----------   ------------
Net asset value, beginning of period                           $ 8.77        $  7.63        $ 7.63
                                                               ------        -------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.05 ***       0.12 ***     (0.00) ***+
  Net realized and unrealized gain (loss) on investments         0.12           1.19         (0.00) +
                                                               ------        -------        ------
     Total income (loss) from investment operations              0.17           1.31         (0.00)
                                                               ------        -------        ------
Less distributions to shareholders:
  From net investment income                                        -          (0.17)            -
                                                               ------        -------        ------
Net asset value, end of period                                 $ 8.94        $  8.77        $ 7.63
                                                               ======        =======        ======
Total Return(a)                                                 1.94% **(b)   17.22% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                            $  538        $   523        $  101
  Net expenses to average daily net assets                      1.47% *        1.47%             - ++
  Net investment income to average daily net assets             1.12% *        1.38%             - ++
  Portfolio turnover rate                                         62% **         95%           94%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++ Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                                  VALUE FUND

                                           Six Months
                                              Ended                                         Ten Months        Year
                                            April 30,         Years Ended October 31,          Ended         Ended
                                              2004      ----------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002     2001     2000      1999           1998
                                           -----------  -------  -------  -------  -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $ 14.15    $ 12.25  $ 12.96  $ 13.72  $ 14.91    $ 14.48       $ 14.91
                                             -------    -------  -------  -------  -------    -------       -------
Income from investment operations:
  Net investment income                          .14        .18      .15      .21      .39        .29           .27
  Net realized and unrealized gain (loss)
   on investments                                .88       1.87     (.67)    (.69)    (.21)       .14           .50
                                             -------    -------  -------  -------  -------    -------       -------
                                                1.02       2.05     (.52)    (.48)     .18        .43           .77
                                             -------    -------  -------  -------  -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.23)      (.15)    (.19)    (.28)    (.33)         - (a)      (.27)
  From net realized gain on investments            -          -        -        -    (1.04)         - (a)      (.93)
                                             -------    -------  -------  -------  -------    -------       -------
                                                (.23)      (.15)    (.19)    (.28)   (1.37)         -         (1.20)
                                             -------    -------  -------  -------  -------    -------       -------
Net asset value - end of period              $ 14.94    $ 14.15  $ 12.25  $ 12.96  $ 13.72    $ 14.91       $ 14.48
                                             =======    =======  =======  =======  =======    =======       =======
Total return                                   7.24% **  16.87%   (4.08%)  (3.69%)   1.93%      2.98% **      5.25%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.80% *    0.80%    0.80%    0.80%    0.79%      0.74% *       0.60%
  Ratio of net investment income to
   average net assets                          1.38% *    1.43%    1.14%    1.49%    1.73%      2.22% *       1.85%
  Portfolio turnover                             10% **     49%      24%      26%      41%        28% **        21%
  Net assets at end of period (000
   omitted)                                  $61,202    $68,306  $52,339  $49,835  $56,431    $74,383       $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                      $  0.14    $  0.18  $  0.15  $  0.20  $     -    $     -       $  0.25
  Ratios (to average net assets):
    Expenses                                   0.81% *    0.82%    0.83%    0.86%        -          -         0.75%
    Net investment income                      1.37% *    1.41%    1.11%    1.43%        -          -         1.69%

*  Annualized
** Not annualized.
(a)Amount was less than $.01 per share.

                           ENHANCED INDEX VALUE FUND

                                                                    Six Months
                                                                       Ended           Years Ended
                                                                     April 30,         October 31,          Period Ended
                                                                       2004         ----------------------  October 31,
                                                                    (Unaudited)       2003        2002        2001***
                                                                    -----------      -------     -------    ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                               $ 10.01       $  8.35     $  9.18       $ 10.00
                                                                      -------        -------     -------      -------
Income from investment operations:
  Net investment income                                                   .10           .17         .14           .11
  Net realized and unrealized gain (loss) on investments                  .68          1.63        (.83)         (.93)
                                                                      -------        -------     -------      -------
                                                                          .78          1.80        (.69)         (.82)
                                                                      -------        -------     -------      -------
Less distributions to shareholders:
  From net investment income                                             (.17)         (.14)       (.14)            -
                                                                      -------        -------     -------      -------
Net asset value - end of period                                       $ 10.62       $ 10.01     $  8.35       $  9.18
                                                                      =======        =======     =======      =======
Total return                                                            7.76% **     21.87%      (7.79%)       (8.20%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                               0.70% *       0.70%       0.70%         0.70% *
  Ratio of net investment income to average net assets                  1.77% *       1.86%       1.49%         1.26% *
  Portfolio turnover                                                      53% **        94%        115%           65% **
  Net assets at end of period (000 omitted)                           $30,755       $28,342     $22,061       $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                               $  0.08       $  0.12     $  0.09       $  0.07
  Ratios (to average net assets):
    Expenses                                                            1.03% *       1.22%       1.19%         1.16% *
    Net investment income                                               1.44% *       1.34%       1.00%         0.80% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                        ENHANCED INDEX CORE EQUITY FUND

                                           Six Months
                                              Ended                                              Ten Months
                                            April 30,           Years Ended October 31,             Ended       Year Ended
                                              2004      ---------------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002        2001       2000      1999           1998
                                           -----------  -------  --------  --------     -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $  9.28    $  7.82  $   9.29  $  17.36     $ 17.25    $ 15.89       $ 14.55
                                             -------    -------  --------  --------     -------    -------       -------
Income from investment operations:
  Net investment income (loss)                   .05        .09       .08       .05        (.06)      (.03)          .01
  Net realized and unrealized gain (loss)
   on investments                                .48       1.45     (1.48)    (5.22)       2.25       1.39          3.72
                                             -------    -------  --------  --------     -------    -------       -------
                                                 .53       1.54     (1.40)    (5.17)       2.19       1.36          3.73
                                             -------    -------  --------  --------     -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.09)      (.08)     (.07)        -           -          - (a)      (.01)
  From net realized gain on investments            -          -         -     (2.90)      (2.08)         - (a)     (2.38)
                                             -------    -------  --------  --------     -------    -------       -------
                                                (.09)      (.08)     (.07)    (2.90)      (2.08)         -         (2.39)
                                             -------    -------  --------  --------     -------    -------       -------
Net asset value - end of period              $  9.72    $  9.28  $   7.82  $   9.29     $ 17.36    $ 17.25       $ 15.89
                                             =======    =======  ========  ========     =======    =======       =======
Total return                                   5.75% **  19.93%   (15.22%)  (33.06%)     12.84%      8.60% **     25.71%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.70% *    0.70%     0.70%     0.73% (b)   0.90%      0.90% *       0.90%
  Ratio of net investment income (loss)
   to average net assets                       1.01% *    1.11%     0.91%     0.45%      (0.35%)    (0.20%)*       0.08%
  Portfolio turnover                             62% **     90%      101%      220%        144%        97% **        81%
  Net assets at end of period (000
   omitted)                                  $29,311    $27,402  $ 23,920  $ 28,236     $48,662    $41,683       $35,308

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and 0.90% of the average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss)
per share and ratios would have been:
  Net investment income (loss)               $  0.03    $  0.05  $   0.05  $   0.01     $ (0.09)   $ (0.06)      $ (0.02)
  Ratios (to average net assets):
    Expenses                                   1.01% *    1.18%     1.08%     1.06%       1.05%      1.09% *       1.14%
    Net investment income (loss)               0.70% *    0.63%     0.53%     0.12%      (0.50%)    (0.39%)*      (0.17%)

*  Annualized.
** Not annualized.
(a)Amount was less than $.01 per share.
(b)Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

                               CORE GROWTH FUND

                                    Six Months
                                       Ended                                                  Ten Months
                                     April 30,             Years Ended October 31,               Ended      Period Ended
                                       2004      ------------------------------------------   October 31,   December 31,
                                    (Unaudited)    2003      2002        2001        2000        1999         1998***
                                    -----------  --------  --------  --------      --------  -----------    ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  7.83    $   6.85  $   8.33  $  14.65      $  12.93   $  12.82        $ 10.00
                                      -------    --------  --------  --------      --------   --------        -------
Income from investment
 operations:
  Net investment income (loss)            .03         .04       .02          - (a)     (.01)       .02            .05
  Net realized and unrealized gain
   (loss) on investments                  .45         .96     (1.49)    (4.85)         2.36        .09           3.09
                                      -------    --------  --------  --------      --------   --------        -------
                                          .48        1.00     (1.47)    (4.85)         2.35        .11           3.14
                                      -------    --------  --------  --------      --------   --------        -------
Less distributions to
 shareholders:
  From net investment income             (.05)       (.02)     (.01)        - (a)      (.02)          - (a)      (.05)
  From net realized gain on
   investments                              -           -         -     (1.47)         (.61)          - (a)      (.27)
                                      -------    --------  --------  --------      --------   --------        -------
                                         (.05)       (.02)     (.01)    (1.47)         (.63)         -           (.32)
                                      -------    --------  --------  --------      --------   --------        -------
Net asset value - end of period       $  8.26    $   7.83  $   6.85  $   8.33      $  14.65   $  12.93        $ 12.82
                                      =======    ========  ========  ========      ========   ========        =======
Total return                            6.14% **   14.56%   (17.71%)  (35.74%)       18.57%      0.85% **      31.33% **
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.78% *     0.75%     0.74%     0.73%         0.69%      0.68% *        0.80% *
  Ratio of net investment income
   (loss) to average net assets         0.32% *     0.41%     0.16%     0.05%        (0.09%)     0.19% *        0.48% *
  Portfolio turnover                      16% **      83%       43%       51%           96%        66% **         34% **
  Net assets at end of period (000
   omitted)                           $76,580    $101,530  $ 92,479  $112,222      $156,920   $115,991        $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income               $     -    $      -  $      -  $      -      $      -   $      -        $  0.03
  Ratios (to average net assets):
    Expenses                                -           -         -         -             -          -          0.95% *
    Net investment income                   -           -         -         -             -          -          0.32% *

*  Annualized.
** Not annualized.
***For the period from January 20, 1998 (commencement of operations) to
   December 31, 1998.
(a)Amount was less than $.01 per share.

                          ENHANCED INDEX GROWTH FUND

                                                                 Six Months
                                                                    Ended        Years Ended
                                                                  April 30,      October 31,     Period Ended
                                                                    2004      -----------------  October 31,
                                                                 (Unaudited)    2003     2002      2001***
                                                                 -----------  -------  --------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  7.41    $  6.12  $   7.66    $  10.00
                                                                   -------    -------  --------    --------
Income from investment operations:
  Net investment income                                                .01        .03       .02           - (a)
  Net realized and unrealized gain (loss) on investments               .29       1.28     (1.55)      (2.34)
                                                                   -------    -------  --------    --------
                                                                       .30       1.31     (1.53)      (2.34)
                                                                   -------    -------  --------    --------
Less distributions to shareholders:
  From net investment income                                          (.03)      (.02)     (.01)          -
                                                                   -------    -------  --------    --------
Net asset value - end of period                                    $  7.68    $  7.41  $   6.12    $   7.66
                                                                   =======    =======  ========    ========
Total return                                                         4.02% **  21.42%   (20.03%)    (23.40%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                            0.70% *    0.70%     0.70%       0.70% *
  Ratio of net investment income (loss) to average net assets        0.33% *    0.41%     0.20%      (0.02%)*
  Portfolio turnover                                                   56% **     69%       65%         68% **
  Net assets at end of period (000 omitted)                        $21,148    $20,154  $ 15,416    $ 19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment loss                                              $ (0.01)   $ (0.02) $  (0.03)   $  (0.04)
  Ratios (to average net assets):
    Expenses                                                         1.18% *    1.40%     1.29%       1.24% *
    Net investment loss                                             (0.15%)*   (0.29%)   (0.39%)     (0.56%)*

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to
   October 31, 2001.
(a)Amount was less than $.01 per share.

                        SMALL CAPITALIZATION VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  12.80    $  9.31  $  9.71    $ 10.00
                                                                   --------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .02        .03      .06        .06
  Net realized and unrealized gain (loss) on investments               1.49       3.50     (.14)      (.34)
                                                                   --------    -------  -------    -------
                                                                       1.51       3.53     (.08)      (.28)
                                                                   --------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.03)      (.04)    (.07)      (.01)
  From net realized gain on investments                                   -          -     (.25)         -
                                                                   --------    -------  -------    -------
                                                                       (.03)      (.04)    (.32)      (.01)
                                                                   --------    -------  -------    -------
Net asset value - end of period                                    $  14.28    $ 12.80  $  9.31    $  9.71
                                                                   ========    =======  =======    =======
Total return                                                         11.79% **  38.13%   (1.08%)    (2.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.85% *    0.85%    0.85%      0.85% *
  Ratio of net investment income to average net assets                0.22% *    0.39%    0.52%      0.66% *
  Portfolio turnover                                                    23% **     65%      40%        31% **
  Net assets at end of period (000 omitted)                        $107,016    $83,165  $59,322    $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                            $   0.01    $  0.02  $  0.04    $  0.05
  Ratios (to average net assets):
    Expenses                                                          0.90% *    0.98%    0.99%      0.99% *
    Net investment income                                             0.17% *    0.26%    0.38%      0.52% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                       SMALL COMPANY OPPORTUNITIES FUND

                                  Six Months
                                     Ended                                               Ten Months
                                   April 30,            Years Ended October 31,             Ended     Period Ended
                                     2004      ----------------------------------------  October 31,  December 31,
                                  (Unaudited)      2003       2002      2001      2000      1999        1998***
                                  -----------  --------     --------  --------  -------  -----------  ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                          $  15.16    $  11.76     $  13.95  $  12.72  $  8.89    $  8.61      $  10.00
                                   --------    --------     --------  --------  -------    -------      --------
Income from investment
 operations:
  Net investment income (loss)         (.03)       (.04)        (.03)      .02      .02       (.01)         (.01)
  Net realized and unrealized
   gain (loss) on investments           .20        3.74        (1.13)     2.57     3.96        .29         (1.38)
                                   --------    --------     --------  --------  -------    -------      --------
                                        .17        3.70        (1.16)     2.59     3.98        .28         (1.39)
                                   --------    --------     --------  --------  -------    -------      --------
Less distributions to
 shareholders:
  From net investment income              -           -         (.02)     (.02)       -          -             -
  From net realized gain on
   investments                            -        (.30)       (1.01)    (1.34)    (.15)         -             -
  Tax return of capital                   -           - (a)        -         -        -          -             -
                                   --------    --------     --------  --------  -------    -------      --------
                                          -        (.30)       (1.03)    (1.36)    (.15)         -             -
                                   --------    --------     --------  --------  -------    -------      --------
Net asset value - end of period    $  15.33    $  15.16     $  11.76  $  13.95  $ 12.72    $  8.89      $   8.61
                                   ========    ========     ========  ========  =======    =======      ========
Total return                          1.12% **   32.08%       (9.66%)   23.02%   45.92%      2.92% **    (13.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average
   net assets                         1.14% *     1.14%        1.15%     1.19%    1.30%      1.30% *       1.30% *
  Ratio of net investment
   income (loss) to average net
   assets                            (0.44%)*    (0.37%)      (0.26%)    0.20%    0.30%     (0.18%)*      (0.28%)*
  Portfolio turnover                    25% **      53%          51%      115%     114%        68% **        51% **
  Net assets at end of period
   (000 omitted)                   $487,042    $450,972     $299,885  $220,957  $84,599    $31,819      $ 19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)     $      -    $      -     $      -  $      -  $  0.02    $ (0.02)     $  (0.03)
  Ratios (to average net
   assets):
    Expenses                              -           -            -         -    1.34%      1.51% *       1.77% *
    Net investment income
     (loss)                               -           -            -         -    0.26%     (0.39%)*      (0.76%)*

*  Annualized.
** Not annualized.
***For the period from July 20, 1998 (commencement of operations) to December
   31, 1998.
(a)Amount was less than $.01 per share.

                           INTERNATIONAL EQUITY FUND

                                                                                                   Class A
                                                                                                   -------
                                                          Six months ended
                                                              6/30/04         Year ended    Year ended    Year ended
                                                            (Unaudited)        12/31/03      12/31/02      12/31/01
                                                          ----------------   ----------    ----------    ----------
Net asset value, beginning of period                          $   9.46        $   6.32     $    9.12     $   12.06
                                                              --------        --------     ---------     ---------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.03 ***        0.01 ***      0.05 ***      0.04 ***
  Net realized and unrealized gain (loss) on investments          0.11            3.16         (2.80)        (2.98)
                                                              --------        --------     ---------     ---------
    Total income (loss) from investment operations                0.14            3.17         (2.75)        (2.94)
                                                              --------        --------     ---------     ---------
Less distributions to shareholders:
  From net investment income                                         -           (0.03)        (0.05)        (0.00)+
  Tax return of capital                                              -               -         (0.00)+           -
  From net realized gains                                            -               -             -             -
                                                              --------        --------     ---------     ---------
    Total distributions                                              -           (0.03)        (0.05)        (0.00)
                                                              --------        --------     ---------     ---------
Net asset value, end of period                                $   9.60        $   9.46     $    6.32     $    9.12
                                                              ========        ========     =========     =========
Total Return(a)                                                  1.48% **(c)    49.88%      (30.11)%      (24.37)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                           $ 47,688        $ 50,817     $  30,849     $  39,762
  Ratio of expenses to average daily net assets:
   Before expense waiver                                         1.53% *         1.52%         1.53%         1.51%
   After expense waiver#                                         1.51% *(b)      1.50% (b)     1.52% (b)     1.50%
  Net investment income (loss) to average daily net
   assets                                                        0.69% *         0.15%         0.67%         0.42%
  Portfolio turnover rate                                          25% **          70%           40%           38%

                                                                                                   Class L
                                                                                                   -------
                                                          Six months ended
                                                              6/30/04         Year ended    Year ended    Year ended
                                                            (Unaudited)        12/31/03      12/31/02      12/31/01
                                                          ----------------   ----------    ----------    ----------
Net asset value, beginning of period                          $   9.48        $   6.34     $    9.13     $   12.07
                                                              --------        --------     ---------     ---------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.04 ***        0.03 ***      0.08 ***      0.07 ***
  Net realized and unrealized gain (loss) on investments          0.11            3.15         (2.81)        (2.99)
                                                              --------        --------     ---------     ---------
    Total income (loss) from investment operations                0.15            3.18         (2.73)        (2.92)
                                                              --------        --------     ---------     ---------
Less distributions to shareholders:
  From net investment income                                         -           (0.04)        (0.06)        (0.02)
  Tax return of capital                                              -               -         (0.00)+           -
  From net realized gains                                            -               -             -             -
                                                              --------        --------     ---------     ---------
    Total distributions                                              -           (0.04)        (0.06)        (0.02)
                                                              --------        --------     ---------     ---------
Net asset value, end of period                                $   9.63        $   9.48     $    6.34     $    9.13
                                                              ========        ========     =========     =========
Total Return(a)                                                  1.58% **       50.23%      (29.89)%      (24.18)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                           $187,372        $183,493     $  95,876     $ 106,987
  Ratio of expenses to average daily net assets:
   Before expense waiver                                         1.28% *         1.27%         1.28%         1.26%
   After expense waiver#                                         1.26% *(b)      1.25% (b)     1.27% (b)     1.25%
  Net investment income (loss) to average daily net
   assets                                                        0.92% *         0.34%         0.97%         0.66%
  Portfolio turnover rate                                          25% **          70%           40%           38%



                                                           Year ended    Year ended
                                                            12/31/00      12/31/99
                                                          ----------    ------------
Net asset value, beginning of period                       $  16.91       $  11.37
                                                           --------       --------
Income (loss) from investment operations:
  Net investment income (loss)                                (0.13)***      (0.04)***
  Net realized and unrealized gain (loss) on investments      (1.50)          6.39
                                                           --------       --------
    Total income (loss) from investment operations            (1.63)          6.35
                                                           --------       --------
Less distributions to shareholders:
  From net investment income                                  (0.02)         (0.00)+
  Tax return of capital                                           -              -
  From net realized gains                                     (3.20)         (0.81)
                                                           --------       --------
    Total distributions                                       (3.22)         (0.81)
                                                           --------       --------
Net asset value, end of period                             $  12.06       $  16.91
                                                           ========       ========
Total Return(a)                                             (9.30)%         56.25%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                        $ 26,246       $    548
  Ratio of expenses to average daily net assets:
   Before expense waiver                                      1.67%          1.55%
   After expense waiver#                                        N/A            N/A
  Net investment income (loss) to average daily net
   assets                                                   (0.81)%        (0.28)%
  Portfolio turnover rate                                       69%            63%




                                                           Year ended   Period ended
                                                            12/31/00     12/31/99+
                                                          ----------    ------------
Net asset value, beginning of period                       $  16.89       $  12.00
                                                           --------       --------
Income (loss) from investment operations:
  Net investment income (loss)                                (0.06)***      (0.05)***
  Net realized and unrealized gain (loss) on investments      (1.54)          5.78
                                                           --------       --------
    Total income (loss) from investment operations            (1.60)          5.73
                                                           --------       --------
Less distributions to shareholders:
  From net investment income                                  (0.02)         (0.03)
  Tax return of capital                                           -              -
  From net realized gains                                     (3.20)         (0.81)
                                                           --------       --------
    Total distributions                                       (3.22)         (0.84)
                                                           --------       --------
Net asset value, end of period                             $  12.07       $  16.89
                                                           ========       ========
Total Return(a)                                             (9.12)%         48.17% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)                        $ 67,113       $  7,335
  Ratio of expenses to average daily net assets:
   Before expense waiver                                      1.37%          1.26% *
   After expense waiver#                                        N/A            N/A
  Net investment income (loss) to average daily net
   assets                                                   (0.37)%        (0.54)% *
  Portfolio turnover rate                                       69%            63% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Distributions from net investment income and tax return of capital are less than $0.01 per share.
+ For the period May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                           INTERNATIONAL EQUITY FUND

                                                                                              Class Y
                                                                                              -------
                                                     Six months ended
                                                         6/30/04        Year ended    Year ended    Year ended     Year ended
                                                       (Unaudited)       12/31/03      12/31/02      12/31/01       12/31/00
                                                     ----------------  ----------    ----------    ----------    ----------
Net asset value, beginning of period                     $   9.54       $   6.37     $    9.18     $   12.14     $    16.95
                                                         --------       --------     ---------     ---------     ----------
Income (loss) from investment operations:
  Net investment income (loss)                               0.05 ***       0.05 ***      0.08 ***      0.08 ***       0.00 ***+
  Net realized and unrealized gain (loss) on
   investments                                               0.11           3.17         (2.81)        (3.01)         (1.58)
                                                         --------       --------     ---------     ---------     ----------
    Total income (loss) from investment
     operations                                              0.16           3.22         (2.73)        (2.93)         (1.58)
                                                         --------       --------     ---------     ---------     ----------
Less distributions to shareholders:
  From net investment income                                    -          (0.05)        (0.08)        (0.03)         (0.03)
  Tax return of capital                                         -              -         (0.00)+           -              -
  From net realized gains                                       -              -             -             -          (3.20)
                                                         --------       --------     ---------     ---------     ----------
    Total distributions                                         -          (0.05)        (0.08)        (0.03)         (3.23)
                                                         --------       --------     ---------     ---------     ----------
Net asset value, end of period                           $   9.70       $   9.54     $    6.37     $    9.18     $    12.14
                                                         ========       ========     =========     =========     ==========
Total Return(a)                                             1.68% **      50.60%      (29.82)%      (24.10)%        (8.97)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                      $ 39,666       $ 44,227     $  41,795     $  51,999     $   31,651
  Ratio of expenses to average daily net assets:
   Before expense waiver                                    1.13% *        1.12%         1.12%         1.11%          1.18%
   After expense waiver#                                    1.11% *(b)     1.10% (b)     1.11% (b)     1.10%            N/A
  Net investment income (loss) to average daily net
   assets                                                   1.00% *        0.64%         1.07%         0.79%          0.02%
  Portfolio turnover rate                                     25% **         70%           40%           38%            69%

                                                                                              Class S
                                                                                              -------
                                                     Six months ended
                                                         6/30/04        Year ended    Year ended    Year ended     Year ended
                                                       (Unaudited)       12/31/03      12/31/02      12/31/01       12/31/00
                                                     ----------------  ----------    ----------    ----------    ----------
Net asset value, beginning of period                     $   9.56       $   6.39     $    9.21     $   12.16     $    16.96
                                                         --------       --------     ---------     ---------     ----------
Income (loss) from investment operations:
  Net investment income                                      0.05 ***       0.04 ***      0.09 ***      0.08 ***       0.04 ***
  Net realized and unrealized gain (loss) on
   investments                                               0.11           3.19         (2.83)        (3.00)         (1.61)
                                                         --------       --------     ---------     ---------     ----------
    Total income (loss) from investment
     operations                                              0.16           3.23         (2.74)        (2.92)         (1.57)
                                                         --------       --------     ---------     ---------     ----------
Less distributions to shareholders:
  From net investment income                                    -          (0.06)        (0.08)        (0.03)         (0.03)
  Tax return of capital                                         -              -         (0.00)+           -              -
  From net realized gains                                       -              -             -             -          (3.20)
                                                         --------       --------     ---------     ---------     ----------
    Total distributions                                         -          (0.06)        (0.08)        (0.03)         (3.23)
                                                         --------       --------     ---------     ---------     ----------
Net asset value, end of period                           $   9.72       $   9.56     $    6.39     $    9.21     $    12.16
                                                         ========       ========     =========     =========     ==========
Total Return(a)                                             1.67% **      50.49%      (29.82)%      (23.99)%        (8.95)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                      $548,177       $587,883     $ 441,475     $ 721,113     $1,027,623
  Ratio of expenses to average daily net assets:
   Before expense waiver                                    1.10% *        1.09%         1.10%         1.08%          1.12%
   After expense waiver#                                    1.08% *(b)     1.07% (b)     1.09% (b)     1.07%            N/A
  Net investment income to average daily net assets         1.06% *        0.58%         1.18%         0.82%          0.22%
  Portfolio turnover rate                                     25% **         70%           40%           38%            69%



                                                       Year ended
                                                        12/31/99
                                                     ----------
Net asset value, beginning of period                 $    11.37
                                                     ----------
Income (loss) from investment operations:
  Net investment income (loss)                            (0.01)***
  Net realized and unrealized gain (loss) on
   investments                                             6.44
                                                     ----------
    Total income (loss) from investment
     operations                                            6.43
                                                     ----------
Less distributions to shareholders:
  From net investment income                              (0.04)
  Tax return of capital                                       -
  From net realized gains                                 (0.81)
                                                     ----------
    Total distributions                                   (0.85)
                                                     ----------
Net asset value, end of period                       $    16.95
                                                     ==========
Total Return(a)                                          57.04%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                  $    9,335
  Ratio of expenses to average daily net assets:
   Before expense waiver                                  1.11%
   After expense waiver#                                    N/A
  Net investment income (loss) to average daily net
   assets                                               (0.09)%
  Portfolio turnover rate                                   63%




                                                       Year ended
                                                        12/31/99
                                                     ----------
Net asset value, beginning of period                 $    11.37
                                                     ----------
Income (loss) from investment operations:
  Net investment income                                    0.05 ***
  Net realized and unrealized gain (loss) on
   investments                                             6.38
                                                     ----------
    Total income (loss) from investment
     operations                                            6.43
                                                     ----------
Less distributions to shareholders:
  From net investment income                              (0.03)
  Tax return of capital                                       -
  From net realized gains                                 (0.81)
                                                     ----------
    Total distributions                                   (0.84)
                                                     ----------
Net asset value, end of period                       $    16.96
                                                     ==========
Total Return(a)                                          56.98%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                  $1,087,858
  Ratio of expenses to average daily net assets:
   Before expense waiver                                  1.06%
   After expense waiver#                                    N/A
  Net investment income to average daily net assets       0.42%
  Portfolio turnover rate                                   63%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment income and tax return of capital are less than $0.01 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                           INTERNATIONAL EQUITY FUND

                                                                               Class N
                                                                               -------
                                                            Six months ended
                                                                6/30/04        Year ended   Period ended
                                                              (Unaudited)       12/31/03     12/31/02+
                                                            ----------------  ----------    ------------
Net asset value, beginning of period                             $ 9.42        $   6.30        $ 6.26
                                                                 ------        --------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                     0.02 ***       (0.01)***     (0.00)***+
  Net realized and unrealized gain on investments                  0.10            3.13          0.04
                                                                 ------        --------        ------
     Total income from investment operations                       0.12            3.12          0.04
                                                                 ------        --------        ------
Less distributions to shareholders:
  From net investment income                                          -           (0.00)+           -
                                                                 ------        --------        ------
Net asset value, end of period                                   $ 9.54        $   9.42        $ 6.30
                                                                 ======        ========        ======
Total Return(a)                                                   1.38% **(c)    49.44% (c)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                              $  154        $    152        $  102
  Ratio of expenses to average daily net assets:
    Before expense waiver                                         1.83% *         1.82%             - ++
    After expense waiver                                          1.81% *(b)      1.81% (b)         - ++
  Net investment income (loss) to average daily net assets        0.38% *       (0.16)%             - ++
Portfolio turnover rate                                             25% **          70%           40%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment loss and distributions from net investment income are less than $0.01 per share.
+  Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                        ADDITIONAL INVESTMENT POLICIES

                            AND RISK CONSIDERATIONS


The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds' fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

.. to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..  to protect a Fund's unrealized gains or limit its unrealized losses; and

..  to manage a Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund's portfolio.

(1)Forward Contracts - Each Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund's Sub-Adviser deems it appropriate to do so.

(2)Currency Transactions - The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Funds may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

.. the risk that interest rates and securities prices will not move in the direction anticipated;

.. the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

.. the Fund's Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund's total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the International Equity Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund and the High Yield Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund's Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, a Fund's Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)There is no limitation for U.S. Government Securities.

(2)In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers' acceptances issued by domestic banks.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by the Fund's Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                           MASSMUTUAL PREMIER FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report and a listing of each Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds: You may request information about the Funds (including the SAI or certain information regarding the portfolio holdings of a Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

                                                Filed pursuant to Rule 497(c)
                                                File No. 33-82366
                           MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class S shares of the following Funds:

Stable Value                                        Sub-Advised by:
MassMutual Premier Money Market Fund                Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund         Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund    Babson Capital Management LLC
MassMutual Premier Core Bond Fund                   Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund            Babson Capital Management LLC
MassMutual Premier High Yield Fund                  Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund                    Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund                       Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund        Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II     Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund  Babson Capital Management LLC

Large Cap Growth
MassMutual Premier Core Growth Fund                 Babson Capital Management LLC
MassMutual Premier Enhanced Index Growth Fund       Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Small Capitalization Value Fund  Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund Babson Capital Management LLC

International
MassMutual Premier International Equity Fund        OppenheimerFunds, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

                                  PROSPECTUS
                               November 1, 2004

       Table Of Contents                                             Page

       Summary Information..........................................   3
       About the Funds
             MassMutual Premier Money Market Fund...................   5
             MassMutual Premier Short-Duration Bond Fund............   7
             MassMutual Premier Inflation-Protected Bond Fund.......   9
             MassMutual Premier Core Bond Fund......................  11
             MassMutual Premier Diversified Bond Fund...............  13
             MassMutual Premier High Yield Fund.....................  15
             MassMutual Premier Balanced Fund.......................  17
             MassMutual Premier Value Fund..........................  19
             MassMutual Premier Enhanced Index Value Fund...........  21
             MassMutual Premier Enhanced Index Value Fund II........  23
             MassMutual Premier Enhanced Index Core Equity Fund.....  25
             MassMutual Premier Core Growth Fund....................  27
             MassMutual Premier Enhanced Index Growth Fund..........  29
             MassMutual Premier Small Capitalization Value Fund.....  31
             MassMutual Premier Small Company Opportunities Fund....  33
             MassMutual Premier International Equity Fund...........  35
       Summary of Principal Risks...................................  37
       About the Investment Adviser and Sub-Advisers
             Massachusetts Mutual Life Insurance Company............  43
             Babson Capital Management LLC..........................  43
             OppenheimerFunds, Inc..................................  45
       About the Classes of Shares
             Class S Shares.........................................  46
             Compensation to Intermediaries.........................  46
       Investing in the Funds
             Buying, Redeeming and Exchanging Shares................  48
             Determining Net Asset Value............................  49
             How to Invest..........................................  49
             Taxation and Distributions.............................  49
       Investment Performance.......................................  52
       Financial Highlights.........................................  53
       Additional Investment Policies and Risk Considerations.......  68

Summary Information

MassMutual Premier Funds (formerly, The DLB Fund Group) (the "Trust") provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund's:

..  Investment objectives.

.. Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the Funds begins on page 49.

.. Investment return over the past ten years, or since inception if less than ten years old.

..  Average annual total returns for the last one-, five- and ten-year periods
   (or, shorter periods for newer Funds) and how the Fund's performance compares to that of a comparable broad-based index.

..  Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund's investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of the corresponding series of MassMutual Select Funds (formerly, MassMutual Institutional Funds) or the performance of a predecessor separate investment account of MassMutual before that account became a Fund, or a combination of these sources of performance information. In addition, where indicated, average annual total returns for all classes are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Funds' performance. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Funds. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds' performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Funds' performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under "Expense Information" are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund's "Net Fund Expenses." These costs are deducted from a Fund's assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

MassMutual Premier Money Market Fund

                             Investment Objective


This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

                   Principal Investment Strategies and Risks


The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

..  commercial paper and other corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  certificates evidencing participation in bank loans; and

..  certificates of deposit and bankers' acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund's Sub-Adviser, Babson Capital Management LLC, (formerly, David L. Babson & Company Inc.) ("Babson"), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                     [CHART]

                                    Bar chart

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
4.01%  5.78%  5.24%  5.39%  5.39%  5.10%  6.37%  4.14%  1.42%  0.69%

During the periods shown above, the highest quarterly return was 1.65% for the quarter ended December 31, 2000 and the lowest was 0.14% for the quarter ended December 31, 2003.

Year-to-date performance through September 30, 2004 was 0.49%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                           One   Five   Ten
                   Return Before Taxes     Year  Years Years
                    Class S/(2)/           0.69% 3.52% 4.34%
                    Salomon Smith Barney
                     3-Month Treasury Bill
                     Index/(3)/            1.07% 3.50% 4.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund's shares are not guaranteed.

The Fund's 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund's current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                             .35%
               Distribution and Service (Rule 12b-1) Fees  None
               Other Expenses                              .10%
              Total Annual Fund Operating Expenses         .45%
                                                           ----
              Expense Reimbursement                        None
              Net Fund Expenses/(1)(2)/                    .45%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $46    $144    $252     $566

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Short-Duration Bond Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund's portfolio duration is intended to be three years or less. The Fund's Sub-Adviser, Babson, may increase the portfolio's duration when it believes longer-term investments offer higher yields. When Babson believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio's duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]

 1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
------  ------  -----  -----  -----  -----  -----  -----  -----  -----
-0.99%  11.77%  5.57%  6.84%  6.29%  3.10%  6.48%  6.42%  7.75%  3.68%


During the periods shown above, the highest quarterly return was 4.11% for the quarter ended June 30, 1995 and the lowest was -1.56% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 2.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                              One   Five   Ten
                 Return Before Taxes          Year  Years Years
                  Class S/(2)/                3.68% 5.47% 5.64%
                  Lehman Brothers 1-3 Year
                   Government Bond Index/(3)/ 1.98% 5.51% 5.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                           One   Five  Inception
                                           Year  Years (10/3/94)
                Return Before Taxes -
                 Class S                   3.68% 5.47%   6.25%
                Return After Taxes on
                 Distributions - Class S   2.23% 3.41%   3.96%
                Return After Taxes on
                 Distributions and Sale of
                 Fund Shares - Class S     2.39% 3.39%   3.91%
                Lehman Brothers 1-3 Year
                 Government Bond
                 Index/(3)/                1.98% 5.51%   6.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                             .40%
               Distribution and Service (Rule 12b-1) Fees  None
               Other Expenses                              .14%
              Total Annual Fund Operating Expenses         .54%
                                                           ----
              Expense Reimbursement                        None
              Net Fund Expenses/(1)(2)/                    .54%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $55    $173    $302     $676

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Inflation-Protected Bond Fund

                             Investment Objective


This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond's principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund's Sub-Adviser, Babson, believes that such investments are more attractive than inflation-indexed bonds. The Fund's non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund's Sub-Adviser intends for the Fund's dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund's benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality of AAA/AA+.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                              Annual Performance


The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

                         Average Annual Total Returns


Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund's returns have deviated from the broad market.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses/(1)/                          .10%
              Total Annual Fund Operating Expenses          .58%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(2)(3)/                     .58%

(1) Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year 3 Years
                Class S                             $59    $186

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for all accounts with investment objectives, policies and strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                                     [CHART]

                                    Bar chart

                                  2002    2003
                                 -----    ----
                                 16.15%   7.21%

During the periods shown above, the highest quarterly return was 7.85% for the quarter ended September 30, 2002 and the lowest was 0.28% for the quarter ended September 30, 2003.

Year-to-date performance through September 30, 2004 was 4.92%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

         Babson Average Annual Total Returns for Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

                                                        Since
                                                One   Inception
                                                Year  (10/1/01)
                 Babson Composite
                  Class S/(1)/                  7.06%   9.43%
                 Lehman U.S. Treasury Inflation
                  Note Index/(2)/               8.40%  10.43%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

MassMutual Premier Core Bond Fund


                             Investment Objective


This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                     [CHART]

                                    Bar chart

1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
-----   -----   ----   ----   ----   -----   -----   ----   ----   ----
-4.11%  19.15%  2.80%  9.78%  8.44%  -2.08%  10.99%  7.92%  8.71%  5.32%

During the periods shown above, the highest quarterly return was 6.58% for the quarter ended June 30, 1995 and the lowest was -3.49% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 3.19%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five   Ten
                  Return Before Taxes        Year  Years Years
                   Class S/(2)/              5.32% 6.07% 6.50%
                   Lehman Brothers Aggregate
                    Bond Index/(3)/          4.11% 6.62% 6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to October 31, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                           One   Five  Inception
                                           Year  Years (10/3/94)
                Return Before Taxes -
                 Class S                   5.32% 6.07%   7.56%
                Return After Taxes on
                 Distributions - Class S   2.89% 3.80%   5.09%
                Return After Taxes on
                 Distributions and Sale of
                 Fund Shares - Class S     3.60% 3.79%   4.96%
                Lehman Brothers
                 Aggregate Bond Index/(3)/ 4.11% 6.62%   7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                             .48%
               Distribution and Service (Rule 12b-1) Fees  None
               Other Expenses                              .11%
              Total Annual Fund Operating Expenses         .59%
                                                           ----
              Expense Reimbursement                        None
              Net Fund Expenses/(1)(2)/                    .59%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $60    $189    $329     $737

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Diversified Bond Fund

                             Investment Objective


This Fund seeks a superior total rate of return by investing in fixed income instruments.

                   Principal Investment Strategies and Risks


This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers;

..  private placement bonds, including securities issued pursuant to Rule 144A;
   and

..  mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

..  money market securities, including commercial paper;

..  U.S. Treasury futures and forward contracts;

..  interest rate and currency swaps; and

.. options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund's Sub-Adviser, Babson, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(1)/

                                    [CHART]

                                   Bar Chart

                           2000   2001   2002   2003
                           ----   ----   ----   ----
                           7.19%  7.11%  8.41%  8.43%

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended June 30, 2003 and the lowest was 0.20% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 3.38%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                      Since
                                              One   Inception
                   Return Before Taxes        Year  (5/3/99)
                    Class S                   8.48%   6.59%
                    Lehman Brothers Aggregate
                     Bond Index/(2)/          4.11%   7.16%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (5/3/99)
                 Return Before Taxes - Class S   8.48%   6.59%
                 Return After Taxes on
                  Distributions - Class S        7.44%   4.57%
                 Return After Taxes on
                  Distributions and Sale of Fund
                  Shares - Class S               5.57%   4.36%
                 Lehman Brothers Aggregate
                  Bond Index/(2)/                4.11%   7.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                         Class S
                Annual Fund Operating Expenses
                (expenses that are deducted from Fund
                assets) (% of average net assets)
                Management Fees                           .50%
                Distribution and Service (Rule 12b-1)
                  Fees                                    None
                Other Expenses                            .19%
                Total Annual Fund Operating Expenses      .69%
                                                          ----
                Expense Reimbursement                     None
                Net Fund Expenses/(1)(2)/                 .69%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $71    $221    $384     $858

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier High Yield Fund

                             Investment Objective


This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Fund's Sub-Adviser, Babson, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that Babson determines to be of comparable quality.

Babson employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. Babson prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Convertible Securities Risk, Currency Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]

2001   2002    2003
-----  -----  ------
1.71%  4.53%  29.81%


During the periods shown above, the highest quarterly return was 11.09% for the quarter ended June 30, 2003 and the lowest was -3.03% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 5.71%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
                Return Before Taxes              Year  (9/05/00)
                 Class S/(2)/                   29.81%   9.83%
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares.

(3) The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (9/05/00)
                 Return Before Taxes - Class Y  29.81%   9.83%
                 Return After Taxes on
                  Distributions - Class Y       25.95%   6.39%
                 Return After Taxes on
                  Distributions and Sale of     19.11%   6.16%
                 Fund Shares - Class Y
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class S shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .20%
              Total Annual Fund Operating Expenses          .70%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                     .70%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $72    $224    $389     $870

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Balanced Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

                   Principal Investment Strategies and Risks


The Fund's portfolio consists of three segments:

.. The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

.. The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

.. The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's Sub-Adviser, Babson, about each segment's potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund's total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund's total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund's total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]

1994    1995    1996    1997    1998    1999   2000    2001    2002     2003
----   -----   -----   -----   -----   -----   ----   -----   ------   -----
2.44%  21.31%  12.83%  18.72%  13.50%  -1.58%  0.00%  -6.07%  -11.47%  18.30%

During the periods shown above, the highest quarterly return was 10.13% for the quarter ended June 30, 2003 and the lowest was -9.66% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 2.13%. Year-to-date performance does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                          One   Five    Ten
                   Return Before Taxes    Year  Years  Years
                    Class S/(2)/         18.30% -0.64%  6.23%
                    S&P 500(R)Index/(3)/ 28.67% -0.57% 11.06%
                    Lipper Balanced Fund
                     Index/(4)/          19.94%  2.95%  8.20%
                    Lehman Brothers
                     Aggregate Bond
                     Index/(5)/           4.11%  6.62%  6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (10/3/94)
                 Return Before Taxes -
                  Class S                18.30% -0.64%   6.50%
                 Return After Taxes on
                  Distributions -
                  Class S                17.62% -2.77%   4.31%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class S                12.13% -1.47%   4.58%
                 S&P 500(R)Index/(3)/    28.67% -0.57%  11.85%
                 Lipper Balanced Fund
                  Index/(4)/             19.94%  2.95%   9.04%
                 Lehman Brothers
                  Aggregate Bond
                  Index/(5)/              4.11%  6.62%   7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .12%
              Total Annual Fund Operating Expenses          .60%
                                                           -----
              Expense Reimbursement                        (0.00)%
              Net Fund Expenses/(1)(2)/                     .60%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $61    $192    $335     $749

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                   Principal Investment Strategies and Risks


The Fund normally invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson will invest in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk, Leveraging Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]


 1996       1997     1998      1999      2000       2001      2002       2003
------    -------    -----     -----     -----     ------    -------     -----
23.99%     26.35%    5.25%     0.54%     9.41%     -0.33%    -11.53%     24.46%



During the periods shown above, the highest quarterly return was 15.39% for the quarter ended June 30, 2003 and the lowest was -17.77% for the quarter ended September 30, 1998.

Year-to-date performance through September 30, 2004 was 5.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/25/95)
                 Class S/(2)/            24.46%  3.84%   9.52%
                 Russell 1000(R) Value
                  Index/(3)/             30.03%  3.56%  11.80%
                 S&P 500(R) Index/(4)/   28.68% -0.57%  10.33%
                 S&P 500(R)/ Barra Large
                  Cap Value Index/(5)/   31.79%  1.95%  10.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class L shares.

(3) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (7/25/95)
                  Return Before Taxes -
                   Class L              24.46%  3.84%   9.52%
                  Return After Taxes on
                   Distributions -
                   Class L              24.17%  2.91%   8.11%
                  Return After Taxes on
                   Distributions and
                   Sale of Fund Shares
                   - Class L            16.28%  2.80%   7.58%
                  Russell 1000(R) Value
                   Index/(3)/           30.03%  3.56%  11.80%
                  S&P 500(R) Index/(4)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap Value
                   Index/(5)/           31.79%  1.95%  10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class L and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class S shares would generally be the same, except with respect to expenses. Class L shares are not offered by this Prospectus.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .10%
              Total Annual Fund Operating Expenses          .60%
                                                           -----
              Expense Reimbursement                        (.01%)
              Net Fund Expenses/(1)(2)/                     .59%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $60    $189    $329     $737

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                     [CHART]

                                   Bar chart

                          2001       2002        2003
                         ------     -------     -------
                         -5.37%     -13.57%      28.73%


During the periods shown above, the highest quarterly return was 16.52% for the quarter ended June 30, 2003 and the lowest was -18.19% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.77%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class S/(2)/                     28.73%   3.39%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares.

(3) The Russell 1000(R) Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class Y    28.73%   3.39%
               Return After Taxes on
                Distributions - Class Y         28.43%   2.92%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                19.07%   2.64%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class S shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .09%
              Total Annual Fund Operating Expenses          .59%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Fund Expenses/(1)(2)/                         .59%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $60    $189    $329     $737

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund II

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. Babson believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 37.

                              Annual Performance


SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses/(1)/                          .09%
              Total Annual Fund Operating Expenses          .59%
                                                           -----
              Expense Reimbursement                        (.00%)
              Net Fund Expenses/(2)(3)/                    .59.%

(1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

(2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years
                             Class S  $60    $189

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/

The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

                                    [CHART]

2001     2002     2003
-----   ------   ------
5.45%  -13.62%   28.60%




During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.12% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.76%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                             Babson Average Annual
                  Total Returns for All Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                             Since
                                               One   Three Inception
                                               Year  Years (6/1/00)
             Babson Composite
             Class S/(1)/                     28.60% 1.65%   3.39%
             Russell 1000(R) Value Index/(2)/ 30.03% 1.22%   2.85%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Premier Enhanced Index Core Equity Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]


 1997       1998       1999       2000        2001        2002        2003
------     ------     ------     -------     -------     -------     ------
32.23%     25.75%     21.33%     -15.73%     -13.38%     -21.77%     27.28%



During the periods shown above, the highest quarterly return was 23.85% for the quarter ended December 31, 1998 and the lowest was -17.55% for the quarter ended December 31, 2000.

Year-to-date performance through September 30, 2004 was 1.75%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (8/26/96)
                  Class S/(2)/          27.28% -2.48%   7.81%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   8.85%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2) Performance for Class S shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                           One   Five   Inception
                                           Year  Years  ( 8/26/96)
               Return Before Taxes -
                Class Y                   27.28% -2.48%   7.81%
               Return After Taxes on
                Distributions - Class Y   27.10% -4.45%   5.54%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class Y     17.98% -2.88%   5.88%
               S&P 500(R) Index/(3)/      28.68% -0.57%   8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class S shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .20%
              Total Annual Fund Operating Expenses          .70%
                                                           -----
              Expense Reimbursement/(1)/                   (.11%)
              Net Fund Expenses/(2)(3)/                     .59%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .11% for Class S of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $60    $189    $329     $737

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Core Growth Fund

                             Investment Objective


This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                   Principal Investment Strategies and Risks


The Fund's Sub-Adviser, Babson, believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson first uses database screening to narrow the Fund's investment universe based on a company's historic level of revenue, cash flow and earnings growth. Next, Babson uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. Babson believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The principal risks of investing in the Fund are Market Risk, Management Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                                Class S Shares

                                    [CHART]

 1999    2000    2001     2002     2003
------  ------  -------  -------  ------
13.14%  -7.05%  -20.20%  -24.70%  20.65%


During the periods shown above, the highest quarterly return was 17.82% for the quarter ended December 31, 1999 and the lowest was -19.66% for the quarter ended September 30, 2001.

Year-to-date performance through September 30, 2004 was 1.47%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (1/20/98)
                  Class S               20.65% -5.28%   0.03%
                  S&P 500(R) Index/(2)/ 28.68% -0.57%   3.97%
                  Russell 1000 Growth
                   Index/(3)/           29.75% -5.11%   1.13%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(3) The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (1/20/98)
                Return Before Taxes -
                 Class S                 20.65% -5.28%   0.03%
                Return After Taxes on
                 Distributions - Class S 20.54% -6.05%  -0.81%
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares -
                 Class S                 13.57% -4.56%  -0.19%
                S&P 500(R) Index/(2)/    28.68% -0.57%   3.97%
                Russell 1000 Growth
                 Index/(3)/              29.75% -5.11%   1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .55%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .20%
              Total Annual Fund Operating Expenses          .75%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                     .75%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $77    $240    $417     $929

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Growth Fund


                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]
  2001     2002    2003
-------  -------  ------
-19.75%  -28.01%  29.40%



During the periods shown above, the highest quarterly return was 14.21% for the quarter ended June 30, 2003 and the lowest was -20.60% for the quarter ended March 31, 2001.

Year-to-date performance through September 30, 2004 was -2.08%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
              Return Before Taxes                 Year  (12/19/00)
               Class S/(2)/                      29.40%   -7.99%
               Russell 1000(R) Growth Index/(3)/ 29.75%   -9.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class S shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares.

(3) The Russell 1000(R) Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                                  One   Inception
                                                  Year  (12/19/00)
               Return Before Taxes - Class Y     29.40%   -7.99%
               Return After Taxes on
                Distributions - Class Y          29.32%   -8.06%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                 19.19%   -6.73%
               Russell 1000(R) Growth Index/(3)/ 29.75%   -9.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class S shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .20%
              Total Annual Fund Operating Expenses          .70%
                                                           -----
              Expense Reimbursement/(1)/                   (.11%)
              Net Fund Expenses/(2)(3)/                     .59%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .11% for Class S of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $60    $189    $329     $737

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Capitalization Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000(R) Index. The range of capitalization of companies included in the Russell 2000(R) Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund's Sub-Adviser, Babson, considers common stocks of those companies that satisfy the Fund's market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson's opinion, the ongoing business value of the underlying companies.

The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Equity Securities Risk, Smaller Company Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                                Class S Shares

                                    [CHART]

2001    2002    2003
-----  ------  ------
3.36%  -7.81%  46.28%


During the periods shown above, the highest quarterly return was 18.28% for the quarter ended December 31, 2003 and the lowest was -17.90% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 6.66%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class S                          46.28%   12.65%
               Russell 2000(R) Index/(2)/       47.25%    7.73%
               Russell 2000(R) Value Index/(3)/ 46.03%   15.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) The Russell 2000(R) Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000(R) Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(3) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class S    46.28%   12.65%
               Return After Taxes on
                Distributions - Class S         46.24%   12.11%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class S                30.14%   10.57%
               Russell 2000(R) Index/(2)/       47.25%    7.73%
               Russell 2000(R) Value Index/(3)/ 46.03%   15.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .70%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .15%
              Total Annual Fund Operating Expenses          .85%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                     .85%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $87    $271    $471    $1,048

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Company Opportunities Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's Sub-Adviser, Babson, to be realistically valued.

                   Principal Investment Strategies and Risks


Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Leveraging Risk, Equity Securities Risk, Growth Company Risk and Portfolio Turnover Risk.

These risks are described beginning on page 49.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002    2003
------  ------  ------  -------  ------
13.80%  36.61%  30.69%  -12.62%  28.83%



During the periods shown above, the highest quarterly return was 21.66% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.72%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/20/98)
                 Class S/(2)/            28.83% 17.99%  13.24%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

(2) Performance for Class S shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class A shares.

(3) The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/20/98)
                 Return Before Taxes -
                  Class A                21.42% 16.60%  12.01%
                 Return After Taxes on
                  Distributions -
                  Class A                21.42% 14.77%  10.40%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class A                13.92% 13.39%   9.43%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class S shares would generally be the same, except with respect to expenses. Class A shares are not offered by this Prospectus.

                              Expense Information



                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .58%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .12%
              Total Annual Fund Operating Expenses          .70%
              Expense Reimbursement                        (.01%)
                                                           -----
              Net Fund Expenses/(1)(2)/                     .69%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class S  $71    $221    $384     $858

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier International Equity Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

                   Principal Investment Strategies and Risks


The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OFI"), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

..  Capital Market Development;

..  Telecommunications/Media;

..  Efficiency Enhancing Technologies and Services;

..  Healthcare and Biotechnology;

..  Infrastructure Spending;

..  Emerging Consumer Markets;

..  Corporate Restructuring; and

..  Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class S Shares/(2)/

                                    [CHART]

 1994   1995    1996    1997   1998    1999    2000    2001     2002     2003
------  -----  ------  ------  -----  ------  ------  -------  -------  ------
-4.96%  5.13%  18.51%  15.79%  5.05%  56.93%  -8.95%  -23.99%  -29.82%  50.46%


During the periods shown above, the highest quarterly return was 39.47% for the quarter ended December 31, 1999 and the lowest was -29.46% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 0.52%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                         One   Five    Ten
                    Return Before Taxes  Year  Years  Years
                       Class S/(2)/     50.49%  2.79% 5.15%
                      MSCI EAFE/(3)/    38.59% -0.05% 4.47%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class S shares of the Fund includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                          Since
                                           One   Five   Inception
                                           Year  Years  (10/3/94)
               Return Before Taxes -
                Class S                   50.49%  2.79%   5.31%
               Return After Taxes on
                Distributions - Class S   50.52%  1.20%   3.75%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class S     33.16%  1.82%   3.94%
               MSCI EAFE/(3)/             38.59% -0.05%   3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class S
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .85%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .24%
              Total Annual Fund Operating Expenses         1.09%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                    1.09%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class S  $111   $347    $601    $1,327

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund's portfolio as a whole are called "Principal Risks". These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

..  Market Risk - Money Market/Bond Funds

   All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund's Core Bond Segment, the Diversified Bond Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund's value will likely increase.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. "Duration" is defined on page 7 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..  Market Risk - Equity Funds

   The Core Equity Segment of the Balanced Fund, the Value Fund, the Small Company Opportunities Fund, the International Equity Fund, the Core Growth Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Small Capitalization Value Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

   These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

.. Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater


Terms appearing in bold type are discussed in greater detail under "Additional Investment Policies and Risk Considerations". Those sections also include more information about the funds, their investments and the related risks.

   risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

.. Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund's investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund's investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

.. Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

.. Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

.. Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

   The Funds may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

.. Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund's assets is not invested and could cause a loss in value due to illiquidity.

.. Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

.. Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Opportunities Fund, the Small Capitalization Value Fund and the International Equity Fund generally have the greatest exposure to this risk.

.. Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Enhanced Index Growth Fund, the International Equity Fund and the Core Growth Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

.. Value Company Risk. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Small Capitalization Value Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II generally have the greatest exposure to this risk.

.. Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

.. Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

.. Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.

.. Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

   The High Yield Fund may hold any portion of its assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

   Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

... Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

.. Portfolio Turnover Risk. Changes are made in a Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

                             Money                 Inflation Core
                             Market Short-Duration Protected Bond Diversified High Yield Balanced Value
 Risk                         Fund    Bond Fund    Bond Fund Fund  Bond Fund     Fund      Fund   Fund

 Market Risk                   X          X            X      X        X          X         X       X

 Credit Risk                   X          X            X      X        X          X         X       X

 Management Risk               X          X            X      X        X          X         X       X

 Prepayment Risk                          X            X      X        X          X         X

 Liquidity Risk                                        X      X        X          X         X

 Derivative Risk                          X            X      X        X          X         X       X

 Foreign Investment Risk                               X      X        X          X         X       X

 Emerging Markets Risk                                        X        X          X         X

 Currency Risk                                         X      X        X          X         X

 Smaller Company Risk

 Growth Company Risk

 Value Company Risk                                                                                 X

 Leveraging Risk                          X            X      X        X          X         X       X

 Convertible Securities Risk                                                      X

 Equity Securities Risk                                                                             X

 Lower-Rated Fixed Income

 Securities Risk                                                                  X

 Preferred Stock Risk                                                             X

 Portfolio Turnover Risk                                                          X

                                                                                                        Small
                              Enhanced    Enhanced    Enhanced    Core    Enhanced       Small         Company
                             Index Value Index Value Index Core  Growth Index Growth Capitalization Opportunities International
 Risk                           Fund       Fund II   Equity Fund  Fund      Fund       Value Fund       Fund       Equity Fund

 Market Risk                      X           X           X        X         X             X              X             X

 Credit Risk                      X           X           X                  X                            X             X

 Management Risk                  X           X           X        X         X             X              X             X

 Prepayment Risk

 Liquidity Risk                   X           X           X                  X                            X             X

 Derivative Risk                  X           X           X                  X                            X             X

 Foreign Investment Risk                                                                                  X             X

 Emerging Markets Risk                                                                                                  X

 Currency Risk                                                                                            X             X

 Smaller Company Risk                                                                      X              X

 Growth Company Risk                                                         X                            X

 Value Company Risk               X           X

 Leveraging Risk                  X           X           X                  X                            X             X

 Convertible Securities Risk

 Equity Securities Risk           X           X           X        X         X             X              X

 Lower-Rated Fixed Income

 Securities Risk

 Preferred Stock Risk

 Portfolio Turnover Risk          X           X           X                  X                            X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company ("MassMutual"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund's average daily net assets as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, ..50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, ..35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Growth Fund, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class S shares of the Funds are .0144% to ..1660%.

Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of all of the Funds except the International Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

      William M. Awad III ______________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street
      Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

      Robert K. Baumbach _______________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Paul S. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson investment professionals.

      Chris C. Cao _____________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

      Ronald Desautels _________________________________________________________
      is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

      Michael Farrell __________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

      Jill Fields ______________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Clifford Noreen since its inception. Ms. Fields, a Managing Director of Babson, joined Babson in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

      James B. Gribbell ________________________________________________________
      is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with more than 12 years of investment experience and a Managing Director of Babson, has managed the Core Growth Fund since its inception. Mr. Gribbell has been employed by Babson for over 8 years. Mr. Gribbell is assisted in the day-to-day management of the Core Growth Fund by a team of investment professionals.

      Lance F. James ___________________________________________________________
      is primarily responsible for the day-to-day management of the Small Capitalization Value Fund. Mr. James has been employed by Babson since 1986 and has been a portfolio manager since 1991. Mr. James has been primarily responsible for the day-to-day management of the Small Capitalization Value Fund since its inception. Mr. James is assisted in the day-to-day management of the Small Capitalization Value Fund by a team of investment professionals.

      Mary Wilson Kibbe ________________________________________________________
      is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is the head of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

      Stephen F. Libera ________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

      Anthony M. Maramarco _____________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Michael P. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

      David L. Nagle ___________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 18 years of investment experience with Babson.

      Clifford Noreen __________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Ms. Fields since its inception. Mr. Noreen, a Managing Director of Babson since 2000, was previously employed as an investment professional by MassMutual from 1985 through 1999.

      Michael P. Stack _________________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

      Paul S. Szczygiel ________________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel has managed the Small Company Opportunities Fund since its inception. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

      George Evans _____________________________________________________________
      has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

      William L. Wilby _________________________________________________________
      Other members of OFI's Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

About the Classes of Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class S shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class S shares of the Funds may also be purchased by the following Eligible Purchasers:

Class S Shares

Eligible Purchasers. Class S shares may be purchased by:

.. Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the "Code"), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

..  Certain non-qualified deferred compensation plans;

..  Registered mutual funds and collective trust funds; and

.. Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

Additionally, shareholders of the Core Bond Fund, the Core Growth Fund and the Small Capitalization Value Fund who held shares of those Funds prior to October 31, 2004 may purchase Class S shares of the Core Bond Fund, the Core Growth Fund and the Small Capitalization Value Fund, respectively.

Shareholder and Distribution Fees. Class S shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments.

No additional fees are paid by the Funds under these plans. Where Class S shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S shares will be paid quarterly, in arrears.

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in "Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004." An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the International Equity Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the International Equity Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..  you have engaged in excessive trading;

.. a Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

..  a pattern of exchanges occurs which coincides with a market timing strategy;
   or

.. the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund's shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust's name changed from The DLB Fund Group) and who previously placed transaction orders directly with Trust through a DLB Fund Coordinator, will, as of November 1, 2004, place trades by telephone or in writing directly with Investors Bank & Trust Company ("IBT"), the Trust's Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone will be able to do so beginning November 1, 2004 through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn:
Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

.. A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

.. The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual "Medallion Guaranteed" stamp.

.. If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

.. The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each Fund's assets are valued based on the market value of the Fund's total portfolio. The Funds' valuation methods are described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a

Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund's distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Core Bond Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor's shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the predecessor funds of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to five separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act and the Code. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds' expenses, as described in the Expense Information section of the summary pages for each Fund in this Prospectus.

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or shorter periods for newer Funds). The Inflation-Protected Bond Fund commenced operations December 31, 2003 and does not have financial results. The Enhanced Index Value Fund II commenced operations October 13, 2004 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than results for the six months ended 4/30/04 or 6/30/04, as the case may be) has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in either the Funds' Annual Report (in the case of the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund and the Small Capitalization Value Fund) or in MassMutual Select Funds' Annual Report (in the case of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund), each of which is available on request.

                               MONEY MARKET FUND

                                                                               Class S
                                                                               -------
                                            Six months
                                               ended           Year        Year         Year         Year         Year
                                              6/30/04         ended        ended        ended        ended        ended
                                            (Unaudited)      12/31/03    12/31/02+    12/31/01+    12/31/00+    12/31/99+
                                           -----------     --------     ---------    ---------    ---------    ---------
Net asset value, beginning of period        $   1.00       $   1.00     $   1.00     $   1.00     $   0.99     $   0.98
                                            --------       --------     --------     --------     --------     --------
Income (loss) from investment
 operations:
  Net investment income                         0.00 ***++     0.01 ***     0.01 ***     0.04 ***     0.06 ***     0.05 ***
  Net realized and unrealized gain (loss)
   on investments                               0.00 ++        0.00 ++      0.01         0.00 ++     (0.00)++     (0.00)++
                                            --------       --------     --------     --------     --------     --------
     Total income from investment
      operations                                0.00           0.01         0.02         0.04         0.06         0.05
                                            --------       --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income                   (0.00)++       (0.01)       (0.02)       (0.04)       (0.05)       (0.04)
  From net realized gains                      (0.00)++       (0.00)++         -            -            -            -
                                            --------       --------     --------     --------     --------     --------
     Total distributions                       (0.00)         (0.01)       (0.02)       (0.04)       (0.05)       (0.04)
                                            --------       --------     --------     --------     --------     --------
Net asset value, end of period              $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   0.99
                                            ========       ========     ========     ========     ========     ========
Total Return(a)                                0.27% **       0.69%        1.42%        4.14%        6.37%        5.10%
Ratios / Supplemental Data:
  Net assets, end of period (000's)         $251,873       $269,275     $332,076     $392,587     $389,011     $316,805
  Net expenses to average daily net
   assets                                      0.47% *        0.45%        0.45%        0.45%        0.45%        0.48%
  Net investment income to average
   daily net assets                            0.54% *        0.70%        1.43%        4.03%        6.22%        5.06%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Amounts have been restated to reflect stock splits.
++ Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                           SHORT-DURATION BOND FUND


                                                                                         Class S
                                                                                         -------
                                                     Six months
                                                        ended          Year         Year        Year           Year
                                                       6/30/04        ended        ended        ended         ended
                                                     (Unaudited)     12/31/03     12/31/02   12/31/01(b)     12/31/00
                                                     -----------   --------     --------     -----------   --------
Net asset value, beginning of period                  $  10.36     $  10.41     $  10.08      $  10.01     $   9.97
                                                      --------     --------     --------      --------     --------
Income (loss) from investment operations:
  Net investment income                                   0.18 ***     0.39 ***     0.45 ***      0.54 ***     0.63 ***
  Net realized and unrealized gain (loss) on
   investments                                           (0.18)       (0.01)        0.33          0.10         0.02
                                                      --------     --------     --------      --------     --------
     Total income from investment operations              0.00         0.38         0.78          0.64         0.65
                                                      --------     --------     --------      --------     --------
Less distributions to shareholders:
  From net investment income                                 -        (0.43)       (0.45)        (0.57)       (0.61)
  From net realized gains                                    -            -            -             -            -
                                                      --------     --------     --------      --------     --------
     Total distributions                                     -        (0.43)       (0.45)        (0.57)       (0.61)
                                                      --------     --------     --------      --------     --------
Net asset value, end of period                        $  10.36     $  10.36     $  10.41      $  10.08     $  10.01
                                                      ========     ========     ========      ========     ========
Total Return(a)                                          0.00% **     3.68%        7.75%         6.42%        6.48%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $121,821     $127,246     $146,276      $161,988     $182,669
  Net expenses to average daily net assets               0.54% *      0.54%        0.54%         0.54%        0.54%
  Net investment income to average daily net assets      3.56% *      3.67%        4.38%         5.19%        6.15%
  Portfolio turnover rate                                  28% **       41%          19%           24%          55%




                                                         Year
                                                        ended
                                                       12/31/99
                                                     --------
Net asset value, beginning of period                 $  10.30
                                                     --------
Income (loss) from investment operations:
  Net investment income                                  0.56 ***
  Net realized and unrealized gain (loss) on
   investments                                          (0.24)
                                                     --------
     Total income from investment operations             0.32
                                                     --------
Less distributions to shareholders:
  From net investment income                            (0.64)
  From net realized gains                               (0.01)
                                                     --------
     Total distributions                                (0.65)
                                                     --------
Net asset value, end of period                       $   9.97
                                                     ========
Total Return(a)                                         3.10%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                  $211,137
  Net expenses to average daily net assets              0.54%
  Net investment income to average daily net assets     5.34%
  Portfolio turnover rate                                 59%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                         INFLATION-PROTECTED BOND FUND

                                                               Class S
                                                               -------
                                                      Six months
                                                         ended       Period
                                                        6/30/04       ended
                                                      (Unaudited)   12/31/03+
                                                      -----------   ---------
 Net asset value, beginning of period                   $ 10.00      $ 10.00
                                                        -------      -------
 Income (loss) from investment operations:
   Net investment income                                   0.23 ***        -
   Net realized and unrealized loss on investments        (0.06)           -
                                                        -------      -------
      Total income from investment operations              0.17            -
                                                        -------      -------
 Net asset value, end of period                         $ 10.17      $ 10.00
                                                        =======      =======
 Total Return(a)                                          1.70% **         - ++
 Ratios / Supplemental Data:
   Net assets, end of period (000's)                    $73,161      $10,521
   Ratio of expenses to average daily net assets:
     Before expense waiver                                0.61% *          - ++
     After expense waiver#                                0.58% *          - ++
   Net investment income to average daily net assets      4.61% *          - ++
   Portfolio turnover rate                                   5% **       N/A

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  The Fund commenced operations on December 31, 2003.
++ Amounts are de minimis due to short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003 and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

                                CORE BOND FUND

                                                                                 Class S
                                                                                 -------
                                            Six months
                                               ended          Year          Year         Year           Year         Year
                                              6/30/04        ended         ended         ended         ended        ended
                                            (Unaudited)     12/31/03      12/31/02    12/31/01(b)     12/31/00     12/31/99
                                            -----------   --------     ----------     -----------   --------     --------
Net asset value, beginning of period         $  11.06     $  11.29     $    10.85      $  10.70     $  10.14     $  11.06
                                             --------     --------     ----------      --------     --------     --------
Income (loss) from investment
 operations:
  Net investment income                          0.21 ***     0.42 ***       0.54 ***      0.63 ***     0.68 ***     0.66 ***
  Net realized and unrealized gain (loss)
   on investments                               (0.20)        0.18           0.41          0.21         0.43        (0.89)
                                             --------     --------     ----------      --------     --------     --------
     Total income (loss) from
      investment operations                      0.01         0.60           0.95          0.84         1.11        (0.23)
                                             --------     --------     ----------      --------     --------     --------
Less distributions to shareholders:
  From net investment income                        -        (0.68)         (0.48)        (0.60)       (0.55)       (0.68)
  From net realized gains                           -        (0.15)         (0.03)        (0.09)           -        (0.01)
                                             --------     --------     ----------      --------     --------     --------
     Total distributions                            -        (0.83)         (0.51)        (0.69)       (0.55)       (0.69)
                                             --------     --------     ----------      --------     --------     --------
Net asset value, end of period               $  11.07     $  11.06     $    11.29      $  10.85     $  10.70     $  10.14
                                             ========     ========     ==========      ========     ========     ========
Total Return(a)                                 0.09% **     5.32%          8.71%         7.92%       10.99%      (2.08)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)          $737,116     $814,837     $1,252,515      $887,641     $758,554     $594,002
  Net expenses to average daily net assets      0.59% *      0.59%          0.59%         0.60%        0.59%        0.57%
  Net investment income to average daily
   net assets                                   3.71% *      3.62%          4.83%         5.61%        6.38%        6.07%
  Portfolio turnover rate                         55% **      146%           187%           68%          39%          61%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             DIVERSIFIED BOND FUND

                                                                            Class S
                                                                            -------
                                      Six months ended
                                          6/30/04      Year ended   Year ended   Year ended    Year ended   Period ended
                                        (Unaudited)     12/31/03     12/31/02    12/31/01(b)    12/31/00     12/31/99+
                                      ---------------- ----------   ----------   -----------   ----------   ------------
Net asset value, beginning of
 period                                   $ 10.64       $ 10.10      $  9.71       $  9.59      $  9.56       $  10.00
                                          -------       -------      -------       -------      -------       --------
Income (loss) from investment
 operations:
  Net investment income                      0.21 ***      0.48 ***     0.53 ***      0.61 ***     0.66 ***       0.42 ***
  Net realized and unrealized gain
   (loss) on investments                    (0.18)         0.38         0.29          0.07         0.03          (0.44)
                                          -------       -------      -------       -------      -------       --------
     Total income (loss) from
      investment operations                  0.03          0.86         0.82          0.68         0.69          (0.02)
                                          -------       -------      -------       -------      -------       --------
Less distributions to shareholders:
  From net investment income                    -         (0.29)       (0.43)        (0.56)       (0.66)         (0.42)
  Tax return of capital                         -             -            -             -        (0.00)+            -
  From net realized gains                       -         (0.03)           -             -            -              -
                                          -------       -------      -------       -------      -------       --------
     Total distributions                        -         (0.32)       (0.43)        (0.56)       (0.66)         (0.42)
                                          -------       -------      -------       -------      -------       --------
Net asset value, end of period            $ 10.67       $ 10.64      $ 10.10       $  9.71      $  9.59       $   9.56
                                          =======       =======      =======       =======      =======       ========
Total Return(a)                             0.28% **      8.48%        8.41%         7.11%        7.19%        (0.25)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)       $93,486       $74,735      $39,147       $29,054      $26,790       $ 24,975
  Ratio of expenses to average daily
   net assets:
    Before expense waiver                   0.66% *       0.69%        0.70%         0.66%        0.69%          0.74% *
    After expense waiver#                     N/A           N/A        0.70%         0.64%        0.68%            N/A
  Net investment income to average
   daily net assets                         3.99% *       4.57%        5.31%         6.13%        6.71%          6.33% *
  Portfolio turnover rate                     67% **       105%          76%           62%          15%            32% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Tax return of capital is less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                HIGH YIELD FUND

                                                          Six Months
                                                             Ended                                     Period
                                                           April 30,      Years Ended October 31,       Ended
                                                             2004      -------------------------     October 31,
                                                          (Unaudited)    2003   2002(b)     2001       2000***
                                                          -----------  -------  -------  -------     -----------
Per share data (for a share outstanding throughout each
 period):
  Net asset value - beginning of period                     $ 10.05    $  8.27  $  8.94  $  9.88       $ 10.00
                                                            -------    -------  -------  -------       -------
Income from investment operations:
  Net investment income                                         .43        .82      .74      .79           .09
  Net realized and unrealized gain (loss) on investments        .19       1.79     (.67)    (.94)         (.12)
                                                            -------    -------  -------  -------       -------
                                                                .62       2.61      .07     (.15)         (.03)
                                                            -------    -------  -------  -------       -------
Less distributions to shareholders:
  From net investment income                                   (.42)      (.83)    (.74)    (.79)         (.09)
  From net realized gain on investments                           -          -        -        - (a)         -
                                                            -------    -------  -------  -------       -------
                                                               (.42)      (.83)    (.74)    (.79)         (.09)
                                                            -------    -------  -------  -------       -------
Net asset value - end of period                             $ 10.25    $ 10.05  $  8.27  $  8.94       $  9.88
                                                            =======    =======  =======  =======       =======
Total return                                                  6.23% **  33.04%    0.48%   (1.58%)       (0.30%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                     0.75% *    0.75%    0.75%    0.75%         0.75% *
  Ratio of net investment income to average net assets        8.41% *    8.98%    8.43%    8.35%         6.01% *
  Portfolio turnover                                            40% **    103%      73%      77%            5% **
  Net assets at end of period (000 omitted)                 $63,332    $50,552  $25,704  $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                     $  0.43    $  0.80  $  0.72  $  0.76       $  0.07
  Ratios (to average net assets):
    Expenses                                                  0.78% *    1.02%    1.04%    1.07%         2.12% *
    Net investment income                                     8.38% *    8.71%    8.14%    8.03%         4.64% *

*  Annualized.
** Not annualized.
***For the period from September 5, 2000 (commencement of operations) to
   October 31, 2000.
(a)Amount was less than $.01 per share.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                                     Class S
                                                                                     -------
                                              Six months ended
                                                  6/30/04       Year ended    Year ended   Year ended     Year ended
                                                (Unaudited)      12/31/03      12/31/02    12/31/01(b)     12/31/00
                                              ---------------- ----------    ----------    -----------   ----------
Net asset value, beginning of period              $   8.93      $   7.72     $    9.00      $   9.88      $  13.25
                                                  --------      --------     ---------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                               0.09 ***      0.19 ***      0.22 ***      0.26 ***      0.43 ***
  Net realized and unrealized gain (loss) on
   investments                                        0.12          1.22         (1.25)        (0.86)        (0.41)
                                                  --------      --------     ---------      --------      --------
     Total income (loss) from investment
      operations                                      0.21          1.41         (1.03)        (0.60)         0.02
                                                  --------      --------     ---------      --------      --------
Less distributions to shareholders:
  From net investment income                             -         (0.20)        (0.25)        (0.28)        (0.54)
  Tax return of capital                                  -             -             -             -             -
  From net realized gains                                -             -             -         (0.00)+       (2.85)
                                                  --------      --------     ---------      --------      --------
     Total distributions                                 -         (0.20)        (0.25)        (0.28)        (3.39)
                                                  ========      ========     =========      ========      ========
Net asset value, end of period                    $   9.14      $   8.93     $    7.72      $   9.00      $   9.88
                                                  ========      ========     =========      ========      ========
Total Return(a)                                      2.35% **     18.30%      (11.47)%       (6.07)%         0.00%
Ratios / Supplemental Data:
  Net assets, end of period (000's)               $269,884      $277,665     $ 261,137      $350,187      $432,619
  Net expenses to average daily net assets           0.61% *       0.60%         0.60%         0.60%         0.59%
  Net investment income to average daily
   net assets                                        1.98% *       2.26%         2.64%         2.78%         3.28%
  Portfolio turnover rate                              62% **        95%           94%           85%          100%



                                               Year ended
                                                12/31/99
                                              ----------
Net asset value, beginning of period           $  14.20
                                               --------
Income (loss) from investment
 operations:
  Net investment income                            0.48 ***
  Net realized and unrealized gain (loss) on
   investments                                    (0.70)
                                               --------
     Total income (loss) from investment
      operations                                  (0.22)
                                               --------
Less distributions to shareholders:
  From net investment income                      (0.51)
  Tax return of capital                           (0.00)+
  From net realized gains                         (0.22)
                                               --------
     Total distributions                          (0.73)
                                               ========
Net asset value, end of period                 $  13.25
                                               ========
Total Return(a)                                 (1.58)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $655,478
  Net expenses to average daily net assets        0.57%
  Net investment income to average daily
   net assets                                     3.36%
  Portfolio turnover rate                           19%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Tax return of capital and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                  VALUE FUND

                                           Six Months
                                              Ended                                         Ten Months        Year
                                            April 30,         Years Ended October 31,          Ended         Ended
                                              2004      ----------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002     2001     2000      1999           1998
                                           -----------  -------  -------  -------  -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $ 14.15    $ 12.25  $ 12.96  $ 13.72  $ 14.91    $ 14.48       $ 14.91
                                             -------    -------  -------  -------  -------    -------       -------
Income from investment operations:
  Net investment income                          .14        .18      .15      .21      .39        .29           .27
  Net realized and unrealized gain (loss)
   on investments                                .88       1.87     (.67)    (.69)    (.21)       .14           .50
                                             -------    -------  -------  -------  -------    -------       -------
                                                1.02       2.05     (.52)    (.48)     .18        .43           .77
                                             -------    -------  -------  -------  -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.23)      (.15)    (.19)    (.28)    (.33)         - (a)      (.27)
  From net realized gain on investments            -          -        -        -    (1.04)         - (a)      (.93)
                                             -------    -------  -------  -------  -------    -------       -------
                                                (.23)      (.15)    (.19)    (.28)   (1.37)         -         (1.20)
                                             -------    -------  -------  -------  -------    -------       -------
Net asset value - end of period              $ 14.94    $ 14.15  $ 12.25  $ 12.96  $ 13.72    $ 14.91       $ 14.48
                                             =======    =======  =======  =======  =======    =======       =======
Total return                                   7.24% **  16.87%   (4.08%)  (3.69%)   1.93%      2.98% **      5.25%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.80% *    0.80%    0.80%    0.80%    0.79%      0.74% *       0.60%
  Ratio of net investment income to
   average net assets                          1.38% *    1.43%    1.14%    1.49%    1.73%      2.22% *       1.85%
  Portfolio turnover                             10% **     49%      24%      26%      41%        28% **        21%
  Net assets at end of period (000
   omitted)                                  $61,202    $68,306  $52,339  $49,835  $56,431    $74,383       $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                      $  0.14    $  0.18  $  0.15  $  0.20  $     -    $     -       $  0.25
  Ratios (to average net assets):
    Expenses                                   0.81% *    0.82%    0.83%    0.86%        -          -         0.75%
    Net investment income                      1.37% *    1.41%    1.11%    1.43%        -          -         1.69%

*  Annualized
** Not annualized.
(a)Amount was less than $.01 per share.

                           ENHANCED INDEX VALUE FUND

                                                                    Six Months
                                                                       Ended           Years Ended
                                                                     April 30,         October 31,          Period Ended
                                                                       2004         ----------------------  October 31,
                                                                    (Unaudited)       2003        2002        2001***
                                                                    -----------      -------     -------    ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                               $ 10.01       $  8.35     $  9.18       $ 10.00
                                                                      -------        -------     -------      -------
Income from investment operations:
  Net investment income                                                   .10           .17         .14           .11
  Net realized and unrealized gain (loss) on investments                  .68          1.63        (.83)         (.93)
                                                                      -------        -------     -------      -------
                                                                          .78          1.80        (.69)         (.82)
                                                                      -------        -------     -------      -------
Less distributions to shareholders:
  From net investment income                                             (.17)         (.14)       (.14)            -
                                                                      -------        -------     -------      -------
Net asset value - end of period                                       $ 10.62       $ 10.01     $  8.35       $  9.18
                                                                      =======        =======     =======      =======
Total return                                                            7.76% **     21.87%      (7.79%)       (8.20%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                               0.70% *       0.70%       0.70%         0.70% *
  Ratio of net investment income to average net assets                  1.77% *       1.86%       1.49%         1.26% *
  Portfolio turnover                                                      53% **        94%        115%           65% **
  Net assets at end of period (000 omitted)                           $30,755       $28,342     $22,061       $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                               $  0.08       $  0.12     $  0.09       $  0.07
  Ratios (to average net assets):
    Expenses                                                            1.03% *       1.22%       1.19%         1.16% *
    Net investment income                                               1.44% *       1.34%       1.00%         0.80% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                        ENHANCED INDEX CORE EQUITY FUND

                                          Six Months
                                             Ended                                              Ten Months
                                           April 30,           Years Ended October 31,             Ended       Year Ended
                                             2004      ---------------------------------------  October 31,   December 31,
                                          (Unaudited)    2003     2002        2001       2000      1999           1998
                                          -----------  -------  --------  --------     -------  -----------   ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                                   $  9.28    $  7.82  $   9.29  $  17.36     $ 17.25    $ 15.89       $ 14.55
                                            -------    -------  --------  --------     -------    -------       -------
Income from investment
 operations:
  Net investment income (loss)                  .05        .09       .08       .05        (.06)      (.03)          .01
  Net realized and unrealized gain
   (loss) on investments                        .48       1.45     (1.48)    (5.22)       2.25       1.39          3.72
                                            -------    -------  --------  --------     -------    -------       -------
                                                .53       1.54     (1.40)    (5.17)       2.19       1.36          3.73
                                            -------    -------  --------  --------     -------    -------       -------
Less distributions to shareholders:
  From net investment income                   (.09)      (.08)     (.07)        -           -          - (a)      (.01)
  From net realized gain on
   investments                                    -          -         -     (2.90)      (2.08)         - (a)     (2.38)
                                            -------    -------  --------  --------     -------    -------       -------
                                               (.09)      (.08)     (.07)    (2.90)      (2.08)         -         (2.39)
                                            -------    -------  --------  --------     -------    -------       -------
Net asset value - end of period             $  9.72    $  9.28  $   7.82  $   9.29     $ 17.36    $ 17.25       $ 15.89
                                            =======    =======  ========  ========     =======    =======       =======
Total return                                  5.75% **  19.93%   (15.22%)  (33.06%)     12.84%      8.60% **     25.71%
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                                     0.70% *    0.70%     0.70%     0.73% (b)   0.90%      0.90% *       0.90%
  Ratio of net investment income
   (loss) to average net assets               1.01% *    1.11%     0.91%     0.45%      (0.35%)    (0.20%)*       0.08%
  Portfolio turnover                            62% **     90%      101%      220%        144%        97% **        81%
  Net assets at end of period (000
   omitted)                                 $29,311    $27,402  $ 23,920  $ 28,236     $48,662    $41,683       $35,308

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and 0.90% of the average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss)
per share and ratios would have been:
  Net investment income (loss)              $  0.03    $  0.05  $   0.05  $   0.01     $ (0.09)   $ (0.06)      $ (0.02)
  Ratios (to average net assets):
    Expenses                                  1.01% *    1.18%     1.08%     1.06%       1.05%      1.09% *       1.14%
    Net investment income (loss)              0.70% *    0.63%     0.53%     0.12%      (0.50%)    (0.39%)*      (0.17%)

*  Annualized.
** Not annualized.
(a)Amount was less than $.01 per share.
(b)Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

                               CORE GROWTH FUND

                                    Six Months
                                       Ended                                                  Ten Months
                                     April 30,             Years Ended October 31,               Ended      Period Ended
                                       2004      ------------------------------------------   October 31,   December 31,
                                    (Unaudited)    2003      2002        2001        2000        1999         1998***
                                    -----------  --------  --------  --------      --------  -----------    ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  7.83    $   6.85  $   8.33  $  14.65      $  12.93   $  12.82        $ 10.00
                                      -------    --------  --------  --------      --------   --------        -------
Income from investment
 operations:
  Net investment income (loss)            .03         .04       .02          - (a)     (.01)       .02            .05
  Net realized and unrealized gain
   (loss) on investments                  .45         .96     (1.49)    (4.85)         2.36        .09           3.09
                                      -------    --------  --------  --------      --------   --------        -------
                                          .48        1.00     (1.47)    (4.85)         2.35        .11           3.14
                                      -------    --------  --------  --------      --------   --------        -------
Less distributions to
 shareholders:
  From net investment income             (.05)       (.02)     (.01)        - (a)      (.02)          - (a)      (.05)
  From net realized gain on
   investments                              -           -         -     (1.47)         (.61)          - (a)      (.27)
                                      -------    --------  --------  --------      --------   --------        -------
                                         (.05)       (.02)     (.01)    (1.47)         (.63)         -           (.32)
                                      -------    --------  --------  --------      --------   --------        -------
Net asset value - end of period       $  8.26    $   7.83  $   6.85  $   8.33      $  14.65   $  12.93        $ 12.82
                                      =======    ========  ========  ========      ========   ========        =======
Total return                            6.14% **   14.56%   (17.71%)  (35.74%)       18.57%      0.85% **      31.33% **
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.78% *     0.75%     0.74%     0.73%         0.69%      0.68% *        0.80% *
  Ratio of net investment income
   (loss) to average net assets         0.32% *     0.41%     0.16%     0.05%        (0.09%)     0.19% *        0.48% *
  Portfolio turnover                      16% **      83%       43%       51%           96%        66% **         34% **
  Net assets at end of period (000
   omitted)                           $76,580    $101,530  $ 92,479  $112,222      $156,920   $115,991        $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income               $     -    $      -  $      -  $      -      $      -   $      -        $  0.03
  Ratios (to average net assets):
    Expenses                                -           -         -         -             -          -          0.95% *
    Net investment income                   -           -         -         -             -          -          0.32% *

*  Annualized.
** Not annualized.
***For the period from January 20, 1998 (commencement of operations) to
   December 31, 1998.
(a)Amount was less than $.01 per share.

                          ENHANCED INDEX GROWTH FUND

                                                                 Six Months
                                                                    Ended        Years Ended
                                                                  April 30,      October 31,     Period Ended
                                                                    2004      -----------------  October 31,
                                                                 (Unaudited)    2003     2002      2001***
                                                                 -----------  -------  --------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  7.41    $  6.12  $   7.66    $  10.00
                                                                   -------    -------  --------    --------
Income from investment operations:
  Net investment income                                                .01        .03       .02           - (a)
  Net realized and unrealized gain (loss) on investments               .29       1.28     (1.55)      (2.34)
                                                                   -------    -------  --------    --------
                                                                       .30       1.31     (1.53)      (2.34)
                                                                   -------    -------  --------    --------
Less distributions to shareholders:
  From net investment income                                          (.03)      (.02)     (.01)          -
                                                                   -------    -------  --------    --------
Net asset value - end of period                                    $  7.68    $  7.41  $   6.12    $   7.66
                                                                   =======    =======  ========    ========
Total return                                                         4.02% **  21.42%   (20.03%)    (23.40%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                            0.70% *    0.70%     0.70%       0.70% *
  Ratio of net investment income (loss) to average net assets        0.33% *    0.41%     0.20%      (0.02%)*
  Portfolio turnover                                                   56% **     69%       65%         68% **
  Net assets at end of period (000 omitted)                        $21,148    $20,154  $ 15,416    $ 19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment loss                                              $ (0.01)   $ (0.02) $  (0.03)   $  (0.04)
  Ratios (to average net assets):
    Expenses                                                         1.18% *    1.40%     1.29%       1.24% *
    Net investment loss                                             (0.15%)*   (0.29%)   (0.39%)     (0.56%)*

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to
   October 31, 2001.
(a)Amount was less than $.01 per share.

                        SMALL CAPITALIZATION VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  12.80    $  9.31  $  9.71    $ 10.00
                                                                   --------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .02        .03      .06        .06
  Net realized and unrealized gain (loss) on investments               1.49       3.50     (.14)      (.34)
                                                                   --------    -------  -------    -------
                                                                       1.51       3.53     (.08)      (.28)
                                                                   --------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.03)      (.04)    (.07)      (.01)
  From net realized gain on investments                                   -          -     (.25)         -
                                                                   --------    -------  -------    -------
                                                                       (.03)      (.04)    (.32)      (.01)
                                                                   --------    -------  -------    -------
Net asset value - end of period                                    $  14.28    $ 12.80  $  9.31    $  9.71
                                                                   ========    =======  =======    =======
Total return                                                         11.79% **  38.13%   (1.08%)    (2.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.85% *    0.85%    0.85%      0.85% *
  Ratio of net investment income to average net assets                0.22% *    0.39%    0.52%      0.66% *
  Portfolio turnover                                                    23% **     65%      40%        31% **
  Net assets at end of period (000 omitted)                        $107,016    $83,165  $59,322    $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                            $   0.01    $  0.02  $  0.04    $  0.05
  Ratios (to average net assets):
    Expenses                                                          0.90% *    0.98%    0.99%      0.99% *
    Net investment income                                             0.17% *    0.26%    0.38%      0.52% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                       SMALL COMPANY OPPORTUNITIES FUND

                                  Six Months
                                     Ended                                               Ten Months
                                   April 30,            Years Ended October 31,             Ended     Period Ended
                                     2004      ----------------------------------------  October 31,  December 31,
                                  (Unaudited)      2003       2002      2001      2000      1999        1998***
                                  -----------  --------     --------  --------  -------  -----------  ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                          $  15.16    $  11.76     $  13.95  $  12.72  $  8.89    $  8.61      $  10.00
                                   --------    --------     --------  --------  -------    -------      --------
Income from investment
 operations:
  Net investment income (loss)         (.03)       (.04)        (.03)      .02      .02       (.01)         (.01)
  Net realized and unrealized
   gain (loss) on investments           .20        3.74        (1.13)     2.57     3.96        .29         (1.38)
                                   --------    --------     --------  --------  -------    -------      --------
                                        .17        3.70        (1.16)     2.59     3.98        .28         (1.39)
                                   --------    --------     --------  --------  -------    -------      --------
Less distributions to
 shareholders:
  From net investment income              -           -         (.02)     (.02)       -          -             -
  From net realized gain on
   investments                            -        (.30)       (1.01)    (1.34)    (.15)         -             -
  Tax return of capital                   -           - (a)        -         -        -          -             -
                                   --------    --------     --------  --------  -------    -------      --------
                                          -        (.30)       (1.03)    (1.36)    (.15)         -             -
                                   --------    --------     --------  --------  -------    -------      --------
Net asset value - end of period    $  15.33    $  15.16     $  11.76  $  13.95  $ 12.72    $  8.89      $   8.61
                                   ========    ========     ========  ========  =======    =======      ========
Total return                          1.12% **   32.08%       (9.66%)   23.02%   45.92%      2.92% **    (13.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average
   net assets                         1.14% *     1.14%        1.15%     1.19%    1.30%      1.30% *       1.30% *
  Ratio of net investment
   income (loss) to average net
   assets                            (0.44%)*    (0.37%)      (0.26%)    0.20%    0.30%     (0.18%)*      (0.28%)*
  Portfolio turnover                    25% **      53%          51%      115%     114%        68% **        51% **
  Net assets at end of period
   (000 omitted)                   $487,042    $450,972     $299,885  $220,957  $84,599    $31,819      $ 19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)     $      -    $      -     $      -  $      -  $  0.02    $ (0.02)     $  (0.03)
  Ratios (to average net
   assets):
    Expenses                              -           -            -         -    1.34%      1.51% *       1.77% *
    Net investment income
     (loss)                               -           -            -         -    0.26%     (0.39%)*      (0.76%)*

*  Annualized.
** Not annualized.
***For the period from July 20, 1998 (commencement of operations) to December
   31, 1998.
(a)Amount was less than $.01 per share.

                           INTERNATIONAL EQUITY FUND

                                                                                         Class S
                                                                                         -------
                                                   Six months
                                                      ended          Year         Year          Year           Year
                                                     6/30/04        ended        ended         ended          ended
                                                   (Unaudited)     12/31/03     12/31/02      12/31/01       12/31/00
                                                  -----------    --------     ---------     ---------     ----------
Net asset value, beginning of period               $   9.56      $   6.39     $    9.21     $   12.16     $    16.96
                                                   --------      --------     ---------     ---------     ----------
Income (loss) from investment operations:
  Net investment income                                0.05 ***      0.04 ***      0.09 ***      0.08 ***       0.04 ***
  Net realized and unrealized gain (loss) on
   investments                                         0.11          3.19         (2.83)        (3.00)         (1.61)
                                                   --------      --------     ---------     ---------     ----------
     Total income (loss) from investment
      operations                                       0.16          3.23         (2.74)        (2.92)         (1.57)
                                                   --------      --------     ---------     ---------     ----------
Less distributions to shareholders:
  From net investment income                              -         (0.06)        (0.08)        (0.03)         (0.03)
  Tax return of capital                                   -             -         (0.00)+           -              -
  From net realized gains                                 -             -             -             -          (3.20)
                                                   --------      --------     ---------     ---------     ----------
     Total distributions                                  -         (0.06)        (0.08)        (0.03)         (3.23)
                                                   --------      --------     ---------     ---------     ----------
Net asset value, end of period                     $   9.72      $   9.56     $    6.39     $    9.21     $    12.16
                                                   ========      ========     =========     =========     ==========
Total Return(a)                                       1.67% **     50.49%      (29.82)%      (23.99)%        (8.95)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                $548,177      $587,883     $ 441,475     $ 721,113     $1,027,623
  Ratio of expenses to average daily net assets:
    Before expense waiver                             1.10% *       1.09%         1.10%         1.08%          1.12%
    After expense waiver#                             1.08% *(b)    1.07% (b)     1.09% (b)     1.07%            N/A
  Net investment income to average daily net
   assets                                             1.06% *       0.58%         1.18%         0.82%          0.22%
  Portfolio turnover rate                               25% **        70%           40%           38%            69%



                                                       Year
                                                      ended
                                                     12/31/99
                                                  ----------
Net asset value, beginning of period              $    11.37
                                                  ----------
Income (loss) from investment operations:
  Net investment income                                 0.05 ***
  Net realized and unrealized gain (loss) on
   investments                                          6.38
                                                  ----------
     Total income (loss) from investment
      operations                                        6.43
                                                  ----------
Less distributions to shareholders:
  From net investment income                           (0.03)
  Tax return of capital                                    -
  From net realized gains                              (0.81)
                                                  ----------
     Total distributions                               (0.84)
                                                  ----------
Net asset value, end of period                    $    16.96
                                                  ==========
Total Return(a)                                       56.98%
Ratios / Supplemental Data:
  Net assets, end of period (000's)               $1,087,858
  Ratio of expenses to average daily net assets:
    Before expense waiver                              1.06%
    After expense waiver#                                N/A
  Net investment income to average daily net
   assets                                              0.42%
  Portfolio turnover rate                                63%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment income and tax return of capital are less than $0.01 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                        ADDITIONAL INVESTMENT POLICIES

                            AND RISK CONSIDERATIONS


The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds' fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

.. to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..  to protect a Fund's unrealized gains or limit its unrealized losses; and

..  to manage a Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund's portfolio.

(1)Forward Contracts - Each Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund's Sub-Adviser deems it appropriate to do so.

(2)Currency Transactions - The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Funds may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

.. the risk that interest rates and securities prices will not move in the direction anticipated;

.. the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

.. the Fund's Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund's total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the International Equity Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund and the High Yield Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund's Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, a Fund's Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)There is no limitation for U.S. Government Securities.

(2)In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers' acceptances issued by domestic banks.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by the Fund's Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                           MASSMUTUAL PREMIER FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report and a listing of each Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds: You may request information about the Funds (including the SAI or certain information regarding the portfolio holdings of a Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

                                                Filed pursuant to Rule 497(c)
                                                File No. 33-82366
                           MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class Y shares of the following Funds:

Stable Value                                        Sub-Advised by:
MassMutual Premier Money Market Fund                Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund         Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund    Babson Capital Management LLC
MassMutual Premier Core Bond Fund                   Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund            Babson Capital Management LLC
MassMutual Premier High Yield Fund                  Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund                    Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund                       Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund        Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II     Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund  Babson Capital Management LLC

Large Cap Growth
MassMutual Premier Core Growth Fund                 Babson Capital Management LLC
MassMutual Premier Enhanced Index Growth Fund       Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Small Capitalization Value Fund  Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund Babson Capital Management LLC

International
MassMutual Premier International Equity Fund        OppenheimerFunds, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

                                  PROSPECTUS
                               November 1, 2004

       Table of Contents                                             Page

       Summary Information..........................................   3
       About the Funds
             MassMutual Premier Money Market Fund...................   5
             MassMutual Premier Short-Duration Bond Fund............   7
             MassMutual Premier Inflation-Protected Bond Fund.......   9
             MassMutual Premier Core Bond Fund......................  11
             MassMutual Premier Diversified Bond Fund...............  13
             MassMutual Premier High Yield Fund.....................  15
             MassMutual Premier Balanced Fund.......................  17
             MassMutual Premier Value Fund..........................  19
             MassMutual Premier Enhanced Index Value Fund...........  21
             MassMutual Premier Enhanced Index Value Fund II........  23
             MassMutual Premier Enhanced Index Core Equity Fund.....  25
             MassMutual Premier Core Growth Fund....................  27
             MassMutual Premier Enhanced Index Growth Fund..........  29
             MassMutual Premier Small Capitalization Value Fund.....  31
             MassMutual Premier Small Company Opportunities Fund....  33
             MassMutual Premier International Equity Fund...........  35
       Summary of Principal Risks...................................  37
       About the Investment Adviser and Sub-Advisers
             Massachusetts Mutual Life Insurance Company............  43
             Babson Capital Management LLC..........................  43
             OppenheimerFunds, Inc..................................  45
       About the Classes of Shares
             Class Y Shares.........................................  46
             Compensation to Intermediaries.........................  46
       Investing in the Funds
             Buying, Redeeming and Exchanging Shares................  48
             Determining Net Asset Value............................  49
             How to Invest..........................................  49
             Taxation and Distributions.............................  49
       Investment Performance.......................................  52
       Financial Highlights.........................................  53
       Additional Investment Policies and Risk Considerations.......  68

Summary Information

MassMutual Premier Funds (formerly, The DLB Fund Group) (the "Trust") provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund's:

..  Investment objectives.

.. Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the Funds begins on page 49.

.. Investment return over the past ten years, or since inception if less than ten years old.

..  Average annual total returns for the last one-, five- and ten-year periods
   (or, shorter periods for newer Funds) and how the Fund's performance compares to that of a comparable broad-based index.

..  Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund's investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of the corresponding series of MassMutual Select Funds (formerly, MassMutual Institutional Funds) or the performance of a predecessor separate investment account of MassMutual before that account became a Fund, or a combination of these sources of performance information. In addition, where indicated, average annual total returns for all classes are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Funds' performance. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Funds. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds' performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Funds' performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under "Expense Information" are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund's "Net Fund Expenses." These costs are deducted from a Fund's assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

MassMutual Premier Money Market Fund

                             Investment Objective


This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

                   Principal Investment Strategies and Risks


The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

..  commercial paper and other corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  certificates evidencing participation in bank loans; and

..  certificates of deposit and bankers' acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund's Sub-Adviser, Babson Capital Management LLC, (formerly, David L. Babson & Company Inc.) ("Babson"), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                     [CHART]

                                    Bar chart

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
3.79%  5.56%  5.02%  5.17%  5.14%  5.13%  6.25%  4.04%  1.33%  0.59%

During the periods shown above, the highest quarterly return was 1.62% for the quarter ended December 31, 2000 and the lowest was 0.12% for the quarter ended December 31, 2003.

Year-to-date performance through September 30, 2004 was 0.42%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                            One   Five   Ten
                   Return Before Taxes      Year  Years Years
                    Class Y/(2)/            0.59% 3.44% 4.19%
                    Salomon Smith Barney 3-
                     Month Treasury Bill
                     Index/(3)/             1.07% 3.50% 4.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (1/1/98) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund's shares are not guaranteed.

The Fund's 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund's current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                      .35%
           Distribution and Service (Rule 12b-1) Fees           None
           Other Expenses                                       .20%
          Total Annual Fund Operating Expenses                  .55%
                                                                ----
          Expense Reimbursement                                 None
          Net Fund Expenses/(1)(2)/                             .55%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class Y  $56    $176    $307     $689

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Short-Duration Bond Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund's portfolio duration is intended to be three years or less. The Fund's Sub-Adviser, Babson, may increase the portfolio's duration when it believes longer-term investments offer higher yields. When Babson believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio's duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                    [CHART]

 1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
------  ------  -----  -----  -----  -----  -----  -----  -----  -----
-1.20%  11.53%  5.35%  6.61%  6.12%  3.04%  6.44%  6.35%  7.73%  3.50%


During the periods shown above, the highest quarterly return was 4.05% for the quarter ended June 30, 1995 and the lowest was -1.61% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 2.14%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                              One   Five   Ten
                 Return Before Taxes          Year  Years Years
                  Class Y/(2)/                3.50% 5.39% 5.50%
                  Lehman Brothers 1-3 Year
                   Government Bond Index/(3)/ 1.98% 5.51% 5.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (1/1/98) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                           One   Five  Inception
                                           Year  Years (1/1/98)
                Return Before Taxes -
                 Class Y                   3.50% 5.39%   5.51%
                Return After Taxes on
                 Distributions - Class Y   2.04% 3.32%   3.42%
                Return After Taxes on
                 Distributions and Sale of
                 Fund Shares - Class Y     2.27% 3.31%   3.40%
                Lehman Brothers 1-3 Year
                 Government Bond
                 Index/(3)/                1.98% 5.51%   5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                      .40%
           Distribution and Service (Rule 12b-1) Fees           None
           Other Expenses                                       .19%
          Total Annual Fund Operating Expenses                  .59%
                                                                ----
          Expense Reimbursement//                               None
          Net Fund Expenses/(1)(2)/                             .59%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $60    $189    $329     $737

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Inflation-Protected Bond Fund

                             Investment Objective


This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond's principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund's Sub-Adviser, Babson, believes that such investments are more attractive than inflation-indexed bonds. The Fund's non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund's Sub-Adviser intends for the Fund's dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund's benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality of AAA/AA+.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                              Annual Performance


The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

                         Average Annual Total Returns


Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund's returns have deviated from the broad market.

                              Expense Information


                                                              Class Y
         Annual Fund Operating Expenses (expenses that are
         deducted from Fund assets) (% of average net assets)
          Management Fees                                       .48%
          Distribution and Service (Rule 12b-1) Fees            None
          Other Expenses/(1)/                                   .20%
          Total Annual Fund Operating Expenses                  .68%
                                                               -----
          Expense Reimbursement                                (0.00)%
          Net Fund Expenses/(2)(3)/                             .68%

(1) Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year 3 Years
                Class Y                             $69    $218

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for all accounts with investment objectives, policies and strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                                     [CHART]

                                    Bar chart

                                  2002    2003
                                 -----    ----
                                 16.15%   7.21%

During the periods shown above, the highest quarterly return was 7.85% for the quarter ended September 30, 2002 and the lowest was 0.28% for the quarter ended September 30, 2003.

Year-to-date performance through September 30, 2004 was 4.92%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

         Babson Average Annual Total Returns for Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

                                                        Since
                                                One   Inception
                                                Year  (10/1/01)
                 Babson Composite
                   Class Y/(1)/                 7.06%   9.43%
                 Lehman U.S. Treasury Inflation
                  Note Index/(2)/               8.40%  10.43%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

MassMutual Premier Core Bond Fund


                             Investment Objective


This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                     [CHART]

                                    Bar chart

1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
-----   -----   ----   ----   ----   -----   -----   ----   ----   ----
-4.31%  18.91%  2.59%  9.55%  8.25%  -2.16%  11.01%  7.84%  8.61%  5.23%

During the periods shown above, the highest quarterly return was 6.52% for the quarter ended June 30, 1995 and the lowest was -3.54% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 3.20%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five   Ten
                  Return Before Taxes        Year  Years Years
                   Class Y/(2)/              5.23% 6.01% 6.36%
                   Lehman Brothers Aggregate
                    Bond Index/(3)/          4.11% 6.62% 6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to October 31, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (1/1/98) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                           One   Five  Inception
                                           Year  Years (1/1/98)
                Return Before Taxes -
                 Class Y                   5.23% 6.01%   6.38%
                Return After Taxes on
                 Distributions - Class Y   2.79% 3.72%   4.06%
                Return After Taxes on
                 Distributions and Sale of
                 Fund Shares - Class Y     3.54% 3.72%   4.02%
                Lehman Brothers
                 Aggregate Bond Index/(3)/ 4.11% 6.62%   6.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                      .48%
           Distribution and Service (Rule 12b-1) Fees           None
           Other Expenses                                       .16%
          Total Annual Fund Operating Expenses                  .64%
                                                                ----
           Expense Reimbursement//                              None
           Net Fund Expenses/(1)(2)/                            .64%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class Y  $65    $205    $357     $798

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Diversified Bond Fund

                             Investment Objective


This Fund seeks a superior total rate of return by investing in fixed income instruments.

                   Principal Investment Strategies and Risks


This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers;

..  private placement bonds, including securities issued pursuant to Rule 144A;
   and

..  mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

..  money market securities, including commercial paper;

..  U.S. Treasury futures and forward contracts;

..  interest rate and currency swaps; and

.. options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund's Sub-Adviser, Babson, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(1)/

                                    [CHART]

                                   Bar Chart

                           2000   2001   2002   2003
                           ----   ----   ----   ----
                           7.15%  6.96%  8.30%  8.41%

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended June 30, 2003 and the lowest was 0.10% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 3.39%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                      Since
                                              One   Inception
                   Return Before Taxes        Year  (5/3/99)
                    Class Y                   8.41%   6.51%
                    Lehman Brothers Aggregate
                     Bond Index/(2)/          4.11%   7.16%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (5/3/99)
                 Return Before Taxes - Class Y   8.41%   6.51%
                 Return After Taxes on
                  Distributions - Class Y        7.37%   4.50%
                 Return After Taxes on
                  Distributions and Sale of Fund
                  Shares - Class Y               5.53%   4.29%
                 Lehman Brothers Aggregate
                  Bond Index/(2)/                4.11%   7.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                         Class Y
                Annual Fund Operating Expenses
                (expenses that are deducted from Fund
                assets) (% of average net assets)
                 Management Fees                          .50%
                 Distribution and Service (Rule 12b-1)
                  Fees                                    None
                 Other Expenses                           .24%
                Total Annual Fund Operating Expenses      .74%
                                                          ----
                 Expense Reimbursement                    None
                 Net Fund Expenses/(1)(2)/                .74%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class Y  $76    $237    $411     $917

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier High Yield Fund

                             Investment Objective


This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Fund's Sub-Adviser, Babson, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that Babson determines to be of comparable quality.

Babson employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. Babson prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Convertible Securities Risk, Currency Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                                Class Y Shares

                                    [CHART]

2001   2002    2003
-----  -----  ------
1.71%  4.53%  29.81%


During the periods shown above, the highest quarterly return was 11.09% for the quarter ended June 30, 2003 and the lowest was -3.03% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 5.71%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
                Return Before Taxes              Year  (9/05/00)
                 Class Y                        29.81%   9.83%
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(2)/         28.97%   7.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (9/05/00)
                 Return Before Taxes - Class Y  29.81%   9.83%
                 Return After Taxes on
                  Distributions - Class Y       25.95%   6.39%
                 Return After Taxes on
                  Distributions and Sale of     19.11%   6.16%
                 Fund Shares - Class Y
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(2)/         28.97%   7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information



                                                              Class Y
         Annual Fund Operating Expenses (expenses that are
         deducted from Fund assets) (% of average net assets)
          Management Fees                                       .50%
          Distribution and Service (Rule 12b-1) Fees            None
          Other Expenses                                        .25%
          Total Annual Fund Operating Expenses                  .75%
                                                               -----
          Expense Reimbursement                                (0.00)%
          Net Fund Expenses/(1)(2)/                             .75%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class Y  $77    $240    $417     $929

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Balanced Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

                   Principal Investment Strategies and Risks


The Fund's portfolio consists of three segments:

.. The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

.. The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

.. The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's Sub-Adviser, Babson, about each segment's potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund's total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund's total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund's total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.
                              Class Y Shares/(2)/

                                    [CHART]

                                   Bar chart

1994    1995    1996    1997    1998    1999   2000    2001    2002     2003
----   -----   -----   -----   -----   -----   ----   -----   ------   -----
2.22%  21.06%  12.80%  18.47%  13.23%  -1.77% -0.22%  -6.19%  -11.64%  18.02%

During the periods shown above, the highest quarterly return was 10.12% for the quarter ended June 30, 2003 and the lowest was -9.65% for the quarter ended September 30, 2002. Year-to-date performance through September 30, 2004 was 2.07%. Year-to-date performance does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                               One   Five    Ten
             Return Before Taxes               Year  Years  Years
              Class Y/(2)/                    18.02% -0.84%  6.01%
              S&P 500(R)Index/(3)/            28.67% -0.57% 11.06%
              Lipper Balanced Fund Index/(4)/ 19.94%  2.95%  8.20%
              Lehman Brothers Aggregate
               Bond Index/(5)/                 4.11%  6.62%  6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (1/1/98) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (1/1/98)
                  Return Before Taxes -
                   Class Y              18.02% -0.84%   1.38%
                  Return After Taxes on
                   Distributions -
                   Class Y              17.39% -2.72%  -0.74%
                  Return After Taxes on
                   Distributions and
                   Sale of Fund
                   Shares - Class Y     11.93% -1.48%   0.28%
                  S&P 500(R)Index/(3)/  28.67% -0.57%   3.79%
                  Lipper Balanced Fund
                   Index/(4)/           19.94%  2.95%   4.92%
                  Lehman Brothers
                   Aggregate Bond
                   Index/(5)/            4.11%  6.62%   6.97%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information



                                                              Class Y
         Annual Fund Operating Expenses (expenses that are
         deducted from Fund assets) (% of average net assets)
          Management Fees                                       .48%
          Distribution and Service (Rule
           12b-1) Fees                                          None
          Other Expenses                                        .28%
         Total Annual Fund Operating Expenses                   .76%
                                                               -----
          Expense Reimbursement                                (0.00)%
          Net Fund Expenses/(1)(2)/                             .76%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class Y  $78    $243    $422     $941

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                   Principal Investment Strategies and Risks


The Fund normally invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson will invest in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk, Leveraging Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                    [CHART]


 1996       1997     1998      1999      2000       2001      2002       2003
------    -------    -----     -----     -----     ------    -------     -----
23.99%     26.35%    5.25%     0.54%     9.41%     -0.33%    -11.53%     24.46%



During the periods shown above, the highest quarterly return was 15.39% for the quarter ended June 30, 2003 and the lowest was -17.77% for the quarter ended September 30, 1998.

Year-to-date performance through September 30, 2004 was 5.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                 Return Before           One   Five   Inception
                 Taxes                   Year  Years  (7/25/95)
                  Class Y/(2)/          24.46%  3.84%   9.52%
                  Russell 1000(R)
                   Value Index/(3)/     30.03%  3.56%  11.80%
                  S&P 500(R) Index/(4)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap
                   Value Index/(5)/     31.79%  1.95%  10.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class L shares.

(3) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (7/25/95)
                  Return Before Taxes -
                   Class L              24.46%  3.84%   9.52%
                  Return After Taxes on
                   Distributions -
                   Class L              24.17%  2.91%   8.11%
                  Return After Taxes on
                   Distributions and
                   Sale of Fund Shares
                   - Class L            16.28%  2.80%   7.58%
                  Russell 1000(R) Value
                   Index/(3)/           30.03%  3.56%  11.80%
                  S&P 500(R) Index/(4)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap Value
                   Index/(5)/           31.79%  1.95%  10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class L and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class Y shares would generally be the same, except with respect to expenses. Class L shares are not offered by this Prospectus.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .20%
          Total Annual Fund Operating Expenses                   .70%
                                                                -----
          Expense Reimbursement                                 (.01%)
          Net Fund Expenses/(1)(2)/                              .69%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $71    $221    $384     $858

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                               Class Y Shares/ /


                                    [CHART]

                         2001     2002     2003
                        -----    -----    -----
                        -5.37%  -13.57%   28.73%



During the periods shown above, the highest quarterly return was 16.52% for the quarter ended June 30, 2003 and the lowest was -18.19% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.77%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class Y                          28.73%   3.39%
               Russell 1000(R) Value Index/(2)/ 30.03%   2.34%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) The Russell 1000(R) Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class Y    28.73%   3.39%
               Return After Taxes on
                Distributions - Class Y         28.43%   2.92%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                19.07%   2.64%
               Russell 1000(R) Value Index/(2)/ 30.03%   2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                           Class Y
             Annual Fund Operating Expenses (expenses that
             are deducted from Fund assets) (% of average
             net assets)
              Management Fees                                .50%
              Distribution and Service (Rule 12b-1) Fees     None
              Other Expenses                                 .19%
             Total Annual Fund Operating Expenses            .69%
                                                           ------
             Expense Reimbursement                         (0.00%)
             Fund Expenses/(1)(2)/                           .69%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $71    $221    $384     $857

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund II

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. Babson believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 37.

                              Annual Performance


SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses/(1)/                                   .19%
          Total Annual Fund Operating Expenses                   .69%
                                                                -----
          Expense Reimbursement                                 (.00%)
          Net Fund Expenses/(2)(3)/                              .69%

(1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

(2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years
                             Class Y  $71    $221

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

                                    [CHART]

2001     2002     2003
-----   ------   ------
5.45%  -13.62%   28.60%




During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.12% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.76%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                             Babson Average Annual
                  Total Returns for All Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                             Since
                                               One   Three Inception
                                               Year  Years (6/1/00)
             Babson Composite
             Class Y/(1)/                     28.60% 1.65%   3.39%
             Russell 1000(R) Value Index/(2)/ 30.03% 1.22%   2.85%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Premier Enhanced Index Core Equity Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                               Class Y Shares/ /

                                    [CHART]


 1997       1998       1999       2000        2001        2002        2003
------     ------     ------     -------     -------     -------     ------
32.23%     25.75%     21.33%     -15.73%     -13.38%     -21.77%     27.28%



During the periods shown above, the highest quarterly return was 23.85% for the quarter ended December 31, 1998 and the lowest was -17.55% for the quarter ended December 31, 2000.

Year-to-date performance through September 30, 2004 was 1.75%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (8/26/96)
                  Class Y               27.28% -2.48%   7.81%
                  S&P 500(R) Index/(2)/ 28.68% -0.57%   8.85%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                           One   Five   Inception
                                           Year  Years  ( 8/26/96)
               Return Before Taxes -
                Class Y                   27.28% -2.48%   7.81%
               Return After Taxes on
                Distributions - Class Y   27.10% -4.45%   5.54%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class Y     17.98% -2.88%   5.88%
               S&P 500(R) Index/(2)/      28.68% -0.57%   8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .25%
          Total Annual Fund Operating Expenses                   .75%
                                                                -----
          Expense Reimbursement/(1)/                            (.06%)
          Net Fund Expenses/(2)(3)/                              .69%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .06% for Class Y of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $71    $221    $384     $858

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Core Growth Fund

                             Investment Objective


This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                   Principal Investment Strategies and Risks


The Fund's Sub-Adviser, Babson, believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson first uses database screening to narrow the Fund's investment universe based on a company's historic level of revenue, cash flow and earnings growth. Next, Babson uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. Babson believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The principal risks of investing in the Fund are Market Risk, Management Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002     2003
------  ------  -------  -------  ------
13.00%  -7.15%  -20.26%  -24.74%  20.60%


During the periods shown above, the highest quarterly return was 17.79% for the quarter ended December 31, 1999 and the lowest was -19.67% for the quarter ended September 30, 2001.

Year-to-date performance through September 30, 2004 was 1.45%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (1/20/98)
                  Class Y/(2)/          20.60% -5.36%  -0.03%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   3.97%
                  Russell 1000 Growth
                   Index/(4)/           29.75% -5.11%   1.13%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (1/20/98)
                Return Before Taxes -
                  Class S                20.65% -5.28%   0.03%
                Return After Taxes on
                 Distributions - Class S 20.54% -6.05%  -0.81%
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares -
                  Class S                13.57% -4.56%  -0.19%
                S&P 500(R) Index/(3)/    28.68% -0.57%   3.97%
                Russell 1000 Growth
                 Index/(4)/              29.75% -5.11%   1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class Y shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .55%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .25%
          Total Annual Fund Operating Expenses                   .80%
                                                               ------
          Expense Reimbursement                                (0.00%)
          Net Fund Expenses/(1)(2)/                              .80%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $82    $255    $444     $989

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Growth Fund


                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                                Class Y Shares
                                    [CHART]
  2001     2002    2003
-------  -------  ------
-19.75%  -28.01%  29.40%



During the periods shown above, the highest quarterly return was 14.21% for the quarter ended June 30, 2003 and the lowest was -20.60% for the quarter ended March 31, 2001.

Year-to-date performance through September 30, 2004 was -2.08%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
              Return Before Taxes                 Year  (12/19/00)
               Class Y                           29.40%   -7.99%
               Russell 1000(R) Growth Index/(2)/ 29.75%   -9.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) The Russell 1000(R) Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                             Since
                                                     One   Inception
                                                     Year  (12/19/00)
            Return Before Taxes - Class Y           29.40%   -7.99%
            Return After Taxes on Distributions -
             Class Y                                29.32%   -8.06%
            Return After Taxes on Distributions and
             Sale of Fund Shares - Class Y          19.19%   -6.73%
            Russell 1000(R) Growth Index/(2)/       29.75%   -9.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .25%
          Total Annual Fund Operating Expenses                   .75%
                                                                -----
           Expense Reimbursement/(1)/                           (.06%)
           Net Fund Expenses/(2)(3)/                             .69%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .06% for Class Y of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $71    $221    $384     $858

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Capitalization Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000(R) Index. The range of capitalization of companies included in the Russell 2000(R) Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund's Sub-Adviser, Babson, considers common stocks of those companies that satisfy the Fund's market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson's opinion, the ongoing business value of the underlying companies.

The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Equity Securities Risk, Smaller Company Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                    [CHART]

2001    2002    2003
-----  ------  ------
3.30%  -7.85%  46.21%


During the periods shown above, the highest quarterly return was 18.26% for the quarter ended December 31, 2003 and the lowest was -17.91% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 6.62%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class Y/(2)/                     46.21%   12.60%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses.

(3) The Russell 2000(R) Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000(R) Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

                                                             Since
                                                     One   Inception
                                                     Year  (12/19/00)
            Return Before Taxes - Class S           46.28%   12.65%
            Return After Taxes on Distributions -
              Class S                               46.24%   12.11%
            Return After Taxes on Distributions and
             Sale of Fund Shares - Class S          30.14%   10.57%
            Russell 2000(R) Index/(3)/              47.25%    7.73%
            Russell 2000(R) Value Index/(4)/        46.03%   15.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class Y shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .70%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .20%
          Total Annual Fund Operating Expenses                   .90%
                                                               ------
          Expense Reimbursement                                (0.00%)
          Net Fund Expenses/(1)(2)/                              .90%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $92    $287    $498    $1,106

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Company Opportunities Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's Sub-Adviser, Babson, to be realistically valued.

                   Principal Investment Strategies and Risks


Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Leveraging Risk, Equity Securities Risk, Growth Company Risk and Portfolio Turnover Risk.

These risks are described beginning on page 49.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002    2003
------  ------  ------  -------  ------
13.80%  36.61%  30.69%  -12.62%  28.83%



During the periods shown above, the highest quarterly return was 21.66% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.72%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/20/98)
                 Class Y/(2)/            28.83% 17.99%  13.24%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class A shares.

(3) The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/20/98)
                 Return Before Taxes -
                  Class A                21.42% 16.60%  12.01%
                 Return After Taxes on
                  Distributions -
                  Class A                21.42% 14.77%  10.40%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class A                13.92% 13.39%   9.43%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class Y shares would generally be the same, except with respect to expenses. Class A shares are not offered by this Prospectus.

                              Expense Information


                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .58%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .22%
          Total Annual Fund Operating Expenses                    80%
          Expense Reimbursement                                 (.01%)
                                                                -----
          Net Fund Expenses/(1)(2)/                              .79%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $81    $252    $439     $977

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier International Equity Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

                   Principal Investment Strategies and Risks


The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OFI"), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

..  Capital Market Development;

..  Telecommunications/Media;

..  Efficiency Enhancing Technologies and Services;

..  Healthcare and Biotechnology;

..  Infrastructure Spending;

..  Emerging Consumer Markets;

..  Corporate Restructuring; and

..  Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class Y Shares/(2)/

                                    [CHART]

 1994   1995    1996    1997   1998    1999    2000    2001     2002     2003
------  -----  ------  ------  -----  ------  ------  -------  -------  ------
-5.16%  4.91%  18.26%  15.55%  4.84%  57.04%  -8.97%  -24.10%  -29.82%  50.60%


During the periods shown above, the highest quarterly return was 39.43% for the quarter ended December 31, 1999 and the lowest was -29.42% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 0.61%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                         One   Five    Ten
                    Return Before Taxes  Year  Years  Years
                       Class Y/(2)/     50.60%  2.77% 5.04%
                      MSCI EAFE/(3)/    38.59% -0.05% 4.47%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class Y shares of the Fund for periods prior to its inception date (1/1/98) is based on the performance of Class S shares, adjusted to reflect Class Y Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                             Since
                                              One   Five   Inception
                                              Year  Years  (1/1/98)
             Return Before Taxes - Class Y   50.60%  2.77%   3.12%
             Return After Taxes on
              Distributions - Class Y        50.62%  1.19%   0.98%
             Return After Taxes on
              Distributions and Sale of Fund
              Shares - Class Y               33.20%  1.81%   1.76%
             MSCI EAFE/(3)/                  38.59% -0.05%   3.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information



                                                               Class Y
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .85%
           Distribution and Service (Rule 12b-1) Fees            None
           Other Expenses                                        .27%
          Total Annual Fund Operating Expenses                  1.12%
                                                               ------
          Expense Reimbursement                                (0.00%)
          Net Fund Expenses/(1)(2)/                             1.12%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class Y shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class Y  $114   $356    $617    $1,361

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund's portfolio as a whole are called "Principal Risks". These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

..  Market Risk - Money Market/Bond Funds

   All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund's Core Bond Segment, the Diversified Bond Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund's value will likely increase.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. "Duration" is defined on page 7 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..  Market Risk - Equity Funds

   The Core Equity Segment of the Balanced Fund, the Value Fund, the Small Company Opportunities Fund, the International Equity Fund, the Core Growth Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Small Capitalization Value Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

   These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

.. Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater


Terms appearing in bold type are discussed in greater detail under "Additional Investment Policies and Risk Considerations". Those sections also include more information about the funds, their investments and the related risks.

   risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

.. Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund's investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund's investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

.. Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

.. Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

.. Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

   The Funds may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

.. Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund's assets is not invested and could cause a loss in value due to illiquidity.

.. Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

.. Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Opportunities Fund, the Small Capitalization Value Fund and the International Equity Fund generally have the greatest exposure to this risk.

.. Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Enhanced Index Growth Fund, the International Equity Fund and the Core Growth Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

.. Value Company Risk. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Small Capitalization Value Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II generally have the greatest exposure to this risk.

.. Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

.. Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

.. Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.

.. Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

   The High Yield Fund may hold any portion of its assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

   Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

... Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

.. Portfolio Turnover Risk. Changes are made in a Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

                             Money                 Inflation Core
                             Market Short-Duration Protected Bond Diversified High Yield Balanced Value
 Risk                         Fund    Bond Fund    Bond Fund Fund  Bond Fund     Fund      Fund   Fund

 Market Risk                   X          X            X      X        X          X         X       X

 Credit Risk                   X          X            X      X        X          X         X       X

 Management Risk               X          X            X      X        X          X         X       X

 Prepayment Risk                          X            X      X        X          X         X

 Liquidity Risk                                        X      X        X          X         X

 Derivative Risk                          X            X      X        X          X         X       X

 Foreign Investment Risk                               X      X        X          X         X       X

 Emerging Markets Risk                                        X        X          X         X

 Currency Risk                                         X      X        X          X         X

 Smaller Company Risk

 Growth Company Risk

 Value Company Risk                                                                                 X

 Leveraging Risk                          X            X      X        X          X         X       X

 Convertible Securities Risk                                                      X

 Equity Securities Risk                                                                             X

 Lower-Rated Fixed Income

 Securities Risk                                                                  X

 Preferred Stock Risk                                                             X

 Portfolio Turnover Risk                                                          X

                                                                                                        Small
                              Enhanced    Enhanced    Enhanced    Core    Enhanced       Small         Company
                             Index Value Index Value Index Core  Growth Index Growth Capitalization Opportunities International
 Risk                           Fund       Fund II   Equity Fund  Fund      Fund       Value Fund       Fund       Equity Fund

 Market Risk                      X           X           X        X         X             X              X             X

 Credit Risk                      X           X           X                  X                            X             X

 Management Risk                  X           X           X        X         X             X              X             X

 Prepayment Risk

 Liquidity Risk                   X           X           X                  X                            X             X

 Derivative Risk                  X           X           X                  X                            X             X

 Foreign Investment Risk                                                                                  X             X

 Emerging Markets Risk                                                                                                  X

 Currency Risk                                                                                            X             X

 Smaller Company Risk                                                                      X              X

 Growth Company Risk                                                         X                            X

 Value Company Risk               X           X

 Leveraging Risk                  X           X           X                  X                            X             X

 Convertible Securities Risk

 Equity Securities Risk           X           X           X        X         X             X              X

 Lower-Rated Fixed Income

 Securities Risk

 Preferred Stock Risk

 Portfolio Turnover Risk          X           X           X                  X                            X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company ("MassMutual"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund's average daily net assets as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, ..50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, ..35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Growth Fund, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class Y shares of the Funds are .0644% to ..2468%.

Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of all of the Funds except the International Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

      William M. Awad III ______________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street
      Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

      Robert K. Baumbach _______________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Paul S. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson investment professionals.

      Chris C. Cao _____________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

      Ronald Desautels _________________________________________________________
      is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

      Michael Farrell __________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

      Jill Fields ______________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Clifford Noreen since its inception. Ms. Fields, a Managing Director of Babson, joined Babson in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

      James B. Gribbell ________________________________________________________
      is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with more than 12 years of investment experience and a Managing Director of Babson, has managed the Core Growth Fund since its inception. Mr. Gribbell has been employed by Babson for over 8 years. Mr. Gribbell is assisted in the day-to-day management of the Core Growth Fund by a team of investment professionals.

      Lance F. James ___________________________________________________________
      is primarily responsible for the day-to-day management of the Small Capitalization Value Fund. Mr. James has been employed by Babson since 1986 and has been a portfolio manager since 1991. Mr. James has been primarily responsible for the day-to-day management of the Small Capitalization Value Fund since its inception. Mr. James is assisted in the day-to-day management of the Small Capitalization Value Fund by a team of investment professionals.

      Mary Wilson Kibbe ________________________________________________________
      is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is the head of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

      Stephen F. Libera ________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

      Anthony M. Maramarco _____________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Michael P. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

      David L. Nagle ___________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 18 years of investment experience with Babson.

      Clifford Noreen __________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Ms. Fields since its inception. Mr. Noreen, a Managing Director of Babson since 2000, was previously employed as an investment professional by MassMutual from 1985 through 1999.

      Michael P. Stack _________________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

      Paul S. Szczygiel ________________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel has managed the Small Company Opportunities Fund since its inception. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

      George Evans _____________________________________________________________
      has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

      William L. Wilby _________________________________________________________
      Other members of OFI's Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

About the Classes of Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class Y shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class Y shares of the Funds may also be purchased by the following Eligible Purchases:

Class Y Shares

Eligible Purchasers. Class Y shares may be purchased by:

..  Non-qualified deferred compensation plans;

..  Registered mutual funds and collective trust funds;

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

..  Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

Additionally, shareholders of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund who held shares of those Funds prior to October 31, 2004 may purchase Class Y shares of the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the High Yield Fund, respectively.

Shareholder and Distribution Fees. The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class Y shares do not have any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class Y shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class Y shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Y shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Where Class Y shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class Y shares will be paid quarterly, in arrears.

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in "Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004." An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the International Equity Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the International Equity Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..  you have engaged in excessive trading;

.. a Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

..  a pattern of exchanges occurs which coincides with a market timing strategy;
   or

.. the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund's shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust's name changed from The DLB Fund Group) and who previously placed transaction orders directly with

Trust through a DLB Fund Coordinator, will, as of November 1, 2004, place trades by telephone or in writing directly with Investors Bank & Trust Company ("IBT"), the Trust's Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone will be able to do so beginning November 1, 2004 through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn:
Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

.. A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

.. The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual "Medallion Guaranteed" stamp.

.. If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

.. The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each Fund's assets are valued based on the market value of the Fund's total portfolio. The Funds' valuation methods are described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a

Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund's distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Core Bond Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor's shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the predecessor funds of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to five separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act and the Code. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds' expenses, as described in the Expense Information section of the summary pages for each Fund in this Prospectus.

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or shorter periods for newer Funds). The Inflation-Protected Bond Fund commenced operations December 31, 2003 and does not have financial results. The Enhanced Index Value Fund II commenced operations October 13, 2004 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than results for the six months ended 4/30/04 or 6/30/04, as the case may be) has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in either the Funds' Annual Report (in the case of the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund and the Small Capitalization Value Fund) or in MassMutual Select Funds' Annual Report (in the case of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund), each of which is available on request.

                               MONEY MARKET FUND

                                                                                 Class Y
                                                                                 -------
                                           Six months ended
                                               6/30/04       Year ended    Year ended   Year ended   Year ended   Year ended
                                             (Unaudited)      12/31/03     12/31/02+    12/31/01+    12/31/00+    12/31/99+
                                           ----------------  ----------   ----------    ----------   ----------   ----------
Net asset value, beginning of period           $  1.00        $  1.00      $   1.00      $  1.00      $  0.99      $  0.98
                                               -------        -------      --------      -------      -------      -------
Income (loss) from investment
 operations:
  Net investment income                           0.00 ***++     0.01 ***      0.01 ***     0.04 ***     0.06 ***     0.06 ***
  Net realized and unrealized gain (loss)
   on investments                                 0.00 ++        0.00 ++       0.01         0.00 ++     (0.00)++     (0.01)
                                               -------        -------      --------      -------      -------      -------
     Total income from investment
      operations                                  0.00           0.01          0.02         0.04         0.06         0.05
                                               -------        -------      --------      -------      -------      -------
Less distributions to shareholders:
  From net investment income                     (0.00)++       (0.01)        (0.02)       (0.04)       (0.05)       (0.04)
  From net realized gains                        (0.00)++       (0.00)++          -            -            -            -
                                               -------        -------      --------      -------      -------      -------
     Total distributions                         (0.00)         (0.01)        (0.02)       (0.04)       (0.05)       (0.04)
                                               -------        -------      --------      -------      -------      -------
Net asset value, end of period                 $  1.00        $  1.00      $   1.00      $  1.00      $  1.00      $  0.99
                                               =======        =======      ========      =======      =======      =======
Total Return(a)                                  0.22% **       0.59%         1.33%        4.04%        6.25%        5.13%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $80,809        $90,362      $107,089      $84,481      $62,858      $33,392
  Net expenses to average daily net
   assets                                        0.56% *        0.55%         0.55%        0.56%        0.55%        0.57%
  Net investment income to average
   daily net assets                              0.44% *        0.59%         1.31%        3.87%        6.15%        5.60%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Amounts have been restated to reflect stock splits.
++ Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                           SHORT-DURATION BOND FUND

                                                                                Class Y
                                                                                -------
                                           Six months ended
                                               6/30/04      Year ended   Year ended   Year ended    Year ended   Year ended
                                             (Unaudited)     12/31/03     12/31/02    12/31/01(b)    12/31/00     12/31/99
                                           ---------------- ----------   ----------   -----------   ----------   ----------
Net asset value, beginning of period           $ 10.30       $ 10.37      $ 10.05       $  9.99       $ 9.96       $10.31
                                               -------       -------      -------       -------       ------       ------
Income (loss) from investment
 operations:
  Net investment income                           0.18 ***      0.38 ***     0.44 ***      0.53 ***     0.65 ***     0.57 ***
  Net realized and unrealized gain (loss)
   on investments                                (0.18)        (0.02)        0.34          0.10        (0.01)       (0.27)
                                               -------       -------      -------       -------       ------       ------
     Total income from investment
      operations                                  0.00          0.36         0.78          0.63         0.64         0.30
                                               -------       -------      -------       -------       ------       ------
Less distributions to shareholders:
  From net investment income                         -         (0.43)       (0.46)        (0.57)       (0.61)       (0.64)
  From net realized gains                            -             -            -             -            -        (0.01)
                                               -------       -------      -------       -------       ------       ------
     Total distributions                             -         (0.43)       (0.46)        (0.57)       (0.61)       (0.65)
                                               -------       -------      -------       -------       ------       ------
Net asset value, end of period                 $ 10.30       $ 10.30      $ 10.37       $ 10.05       $ 9.99       $ 9.96
                                               =======       =======      =======       =======       ======       ======
Total Return(a)                                  0.00% **      3.50%        7.73%         6.35%        6.44%        3.04%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $50,714       $55,458      $42,750       $14,733       $6,644       $1,808
  Net expenses to average daily net
   assets                                        0.59% *       0.59%        0.59%         0.59%        0.58%        0.61%
  Net investment income to average
   daily net assets                              3.51% *       3.60%        4.24%         5.08%        6.26%        5.45%
  Portfolio turnover rate                          28% **        41%          19%           24%          55%          59%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                         INFLATION-PROTECTED BOND FUND

                                                                Class Y
                                                                -------
                                                     Six months ended
                                                         6/30/04      Period ended
                                                       (Unaudited)     12/31/03+
                                                     ---------------- ------------
Net asset value, beginning of period                     $ 10.00         $10.00
                                                         -------         ------
Income (loss) from investment operations:
  Net investment income                                     0.22 ***          -
  Net realized and unrealized loss on investments          (0.06)             -
                                                         -------         ------
     Total income from investment operations                0.16              -
                                                         -------         ------
Net asset value, end of period                           $ 10.16         $10.00
                                                         =======         ======
Total Return(a)                                            1.60% **           - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                      $58,377         $    1
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  0.71% *            - ++
    After expense waiver#                                  0.68% *            - ++
  Net investment income to average daily net assets        4.41% *            - ++
  Portfolio turnover rate                                     5% **         N/A

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  The Fund commenced operations on December 31, 2003.
++ Amounts are de minimis due to short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003 and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

                                CORE BOND FUND

                                                                        Class Y
                                                                        -------
                                  Six months ended
                                      6/30/04       Year ended   Year ended   Year ended    Year ended    Year ended
                                    (Unaudited)      12/31/03     12/31/02    12/31/01(b)    12/31/00      12/31/99
                                  ---------------- ----------    ----------   -----------   ----------   ----------
Net asset value, beginning of
 period                               $  11.01      $  11.25      $  10.82     $  10.68      $ 10.12      $  11.06
                                      --------      --------      --------     --------      -------      --------
Income (loss) from investment
 operations:
  Net investment income                   0.20 ***      0.41 ***     0.54 ***      0.62 ***     0.68 ***      0.68 ***
  Net realized and unrealized
   gain (loss) on investments            (0.19)         0.17          0.40         0.21         0.43         (0.92)
                                      --------      --------      --------     --------      -------      --------
     Total income (loss) from
      investment operations               0.01          0.58          0.94         0.83         1.11         (0.24)
                                      --------      --------      --------     --------      -------      --------
Less distributions to
 shareholders:
  From net investment income                 -         (0.67)        (0.48)       (0.60)       (0.55)        (0.69)
  From net realized gains                    -         (0.15)        (0.03)       (0.09)           -         (0.01)
                                      --------      --------      --------     --------      -------      --------
     Total distributions                     -         (0.82)        (0.51)       (0.69)       (0.55)        (0.70)
                                      --------      --------      --------     --------      -------      --------
Net asset value, end of period        $  11.02      $  11.01      $  11.25     $  10.82      $ 10.68      $  10.12
                                      ========      ========      ========     ========      =======      ========
Total Return(a)                          0.09% **      5.23%         8.61%        7.84%       11.01%       (2.16)%
Ratios / Supplemental Data:
  Net assets, end of period
   (000's)                            $174,458      $153,913      $172,997     $108,395      $49,579      $ 19,471
  Net expenses to average daily
   net assets                            0.65% *       0.64%         0.64%        0.65%        0.64%         0.65%
  Net investment income to
   average daily net assets              3.67% *       3.58%         4.79%        5.49%        6.37%         6.29%
  Portfolio turnover rate                  55% **       146%          187%          68%          39%           61%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             DIVERSIFIED BOND FUND

                                                                                 Class Y
                                                                                 -------
                                           Six months ended
                                               6/30/04      Year ended   Year ended   Year ended   Year ended   Period ended
                                             (Unaudited)     12/31/03     12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                           ---------------- ----------   ----------   -----------  ----------   ------------
Net asset value, beginning of period            $10.61        $10.07       $ 9.70       $ 9.58       $ 9.56       $  10.00
                                                ------        ------       ------       ------       ------       --------
Income (loss) from investment
 operations:
  Net investment income                           0.21 ***      0.47 ***     0.50 ***     0.61 ***     0.65 ***       0.42 ***
  Net realized and unrealized gain (loss)
   on investments                                (0.18)         0.39         0.30         0.06         0.02          (0.45)
                                                ------        ------       ------       ------       ------       --------
     Total income (loss) from
      investment operations                       0.03          0.86         0.80         0.67         0.67          (0.03)
                                                ------        ------       ------       ------       ------       --------
Less distributions to shareholders:
  From net investment income                         -         (0.29)       (0.43)       (0.55)       (0.65)         (0.41)
  Tax return of capital                              -             -            -            -        (0.00)+            -
  From net realized gains                            -         (0.03)           -            -            -              -
                                                ------        ------       ------       ------       ------       --------
     Total distributions                             -         (0.32)       (0.43)       (0.55)       (0.65)         (0.41)
                                                ------        ------       ------       ------       ------       --------
Net asset value, end of period                  $10.64        $10.61       $10.07       $ 9.70       $ 9.58       $   9.56
                                                ======        ======       ======       ======       ======       ========
Total Return(a)                                  0.28% **      8.41%        8.30%        6.96%        7.15%        (0.26)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)             $6,937        $6,975       $3,979       $  313       $  231       $    146
  Ratio of expenses to average daily net
   assets:
    Before expense waiver                        0.71% *       0.74%        0.75%        0.71%        0.73%          0.80% *
    After expense waiver#                          N/A           N/A        0.74%        0.69%        0.72%            N/A
  Net investment income to average daily
   net assets                                    3.94% *       4.44%        4.99%        6.10%        6.64%          6.35% *
  Portfolio turnover rate                          67% **       105%          76%          62%          15%            32% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Tax return of capital is less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001 and the period January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                HIGH YIELD FUND

                                                          Six Months
                                                             Ended                                     Period
                                                           April 30,      Years Ended October 31,       Ended
                                                             2004      -------------------------     October 31,
                                                          (Unaudited)    2003   2002(b)     2001       2000***
                                                          -----------  -------  -------  -------     -----------
Per share data (for a share outstanding throughout each
 period):
  Net asset value - beginning of period                     $ 10.05    $  8.27  $  8.94  $  9.88       $ 10.00
                                                            -------    -------  -------  -------       -------
Income from investment operations:
  Net investment income                                         .43        .82      .74      .79           .09
  Net realized and unrealized gain (loss) on investments        .19       1.79     (.67)    (.94)         (.12)
                                                            -------    -------  -------  -------       -------
                                                                .62       2.61      .07     (.15)         (.03)
                                                            -------    -------  -------  -------       -------
Less distributions to shareholders:
  From net investment income                                   (.42)      (.83)    (.74)    (.79)         (.09)
  From net realized gain on investments                           -          -        -        - (a)         -
                                                            -------    -------  -------  -------       -------
                                                               (.42)      (.83)    (.74)    (.79)         (.09)
                                                            -------    -------  -------  -------       -------
Net asset value - end of period                             $ 10.25    $ 10.05  $  8.27  $  8.94       $  9.88
                                                            =======    =======  =======  =======       =======
Total return                                                  6.23% **  33.04%    0.48%   (1.58%)       (0.30%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                     0.75% *    0.75%    0.75%    0.75%         0.75% *
  Ratio of net investment income to average net assets        8.41% *    8.98%    8.43%    8.35%         6.01% *
  Portfolio turnover                                            40% **    103%      73%      77%            5% **
  Net assets at end of period (000 omitted)                 $63,332    $50,552  $25,704  $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                     $  0.43    $  0.80  $  0.72  $  0.76       $  0.07
  Ratios (to average net assets):
    Expenses                                                  0.78% *    1.02%    1.04%    1.07%         2.12% *
    Net investment income                                     8.38% *    8.71%    8.14%    8.03%         4.64% *

*  Annualized.
** Not annualized.
***For the period from September 5, 2000 (commencement of operations) to
   October 31, 2000.
(a)Amount was less than $.01 per share.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                                     Class Y
                                                                                     -------
                                              Six months ended
                                                  6/30/04      Year ended    Year ended   Year ended     Year ended
                                                (Unaudited)     12/31/03      12/31/02    12/31/01(b)     12/31/00
                                              ---------------- ----------   ----------    -----------   ----------
Net asset value, beginning of period               $ 9.18       $  7.94     $    9.25      $  10.14      $  13.24
                                                   ------       -------     ---------      --------      --------
Income (loss) from investment
 operations:
  Net investment income                              0.08 ***      0.18 ***      0.21 ***      0.25 ***      0.42 ***
  Net realized and unrealized gain (loss) on
   investments                                       0.14          1.25         (1.29)        (0.88)        (0.44)
                                                   ------       -------     ---------      --------      --------
     Total income (loss) from investment
      operations                                     0.22          1.43         (1.08)        (0.63)        (0.02)
                                                   ------       -------     ---------      --------      --------
Less distributions to shareholders:
  From net investment income                            -         (0.19)        (0.23)        (0.26)        (0.23)
  Tax return of capital                                 -             -             -             -             -
  From net realized gains                               -             -             -         (0.00)+       (2.85)
                                                   ------       -------     ---------      --------      --------
     Total distributions                                -         (0.19)        (0.23)        (0.26)        (3.08)
                                                   ------       -------     ---------      --------      --------
Net asset value, end of period                     $ 9.40       $  9.18     $    7.94      $   9.25      $  10.14
                                                   ======       =======     =========      ========      ========
Total Return(a)                                     2.40% **     18.02%      (11.64)%       (6.19)%       (0.22)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                $2,101       $ 2,138     $   2,438      $  3,087      $  3,587
  Net expenses to average daily net assets          0.77% *       0.76%         0.76%         0.76%         0.74%
  Net investment income to average daily
   net assets                                       1.82% *       2.09%         2.48%         2.62%         3.20%
  Portfolio turnover rate                             62% **        95%           94%           85%          100%



                                               Year ended
                                                12/31/99
                                              ----------
Net asset value, beginning of period           $  14.20
                                               --------
Income (loss) from investment
 operations:
  Net investment income                            0.46 ***
  Net realized and unrealized gain (loss) on
   investments                                    (0.71)
                                               --------
     Total income (loss) from investment
      operations                                  (0.25)
                                               --------
Less distributions to shareholders:
  From net investment income                      (0.49)
  Tax return of capital                           (0.00)+
  From net realized gains                         (0.22)
                                               --------
     Total distributions                          (0.71)
                                               --------
Net asset value, end of period                 $  13.24
                                               ========
Total Return(a)                                 (1.77)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $ 59,381
  Net expenses to average daily net assets        0.75%
  Net investment income to average daily
   net assets                                     3.23%
  Portfolio turnover rate                           19%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Tax return of capital and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                  VALUE FUND

                                           Six Months
                                              Ended                                         Ten Months        Year
                                            April 30,         Years Ended October 31,          Ended         Ended
                                              2004      ----------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002     2001     2000      1999           1998
                                           -----------  -------  -------  -------  -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $ 14.15    $ 12.25  $ 12.96  $ 13.72  $ 14.91    $ 14.48       $ 14.91
                                             -------    -------  -------  -------  -------    -------       -------
Income from investment operations:
  Net investment income                          .14        .18      .15      .21      .39        .29           .27
  Net realized and unrealized gain (loss)
   on investments                                .88       1.87     (.67)    (.69)    (.21)       .14           .50
                                             -------    -------  -------  -------  -------    -------       -------
                                                1.02       2.05     (.52)    (.48)     .18        .43           .77
                                             -------    -------  -------  -------  -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.23)      (.15)    (.19)    (.28)    (.33)         - (a)      (.27)
  From net realized gain on investments            -          -        -        -    (1.04)         - (a)      (.93)
                                             -------    -------  -------  -------  -------    -------       -------
                                                (.23)      (.15)    (.19)    (.28)   (1.37)         -         (1.20)
                                             -------    -------  -------  -------  -------    -------       -------
Net asset value - end of period              $ 14.94    $ 14.15  $ 12.25  $ 12.96  $ 13.72    $ 14.91       $ 14.48
                                             =======    =======  =======  =======  =======    =======       =======
Total return                                   7.24% **  16.87%   (4.08%)  (3.69%)   1.93%      2.98% **      5.25%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.80% *    0.80%    0.80%    0.80%    0.79%      0.74% *       0.60%
  Ratio of net investment income to
   average net assets                          1.38% *    1.43%    1.14%    1.49%    1.73%      2.22% *       1.85%
  Portfolio turnover                             10% **     49%      24%      26%      41%        28% **        21%
  Net assets at end of period (000
   omitted)                                  $61,202    $68,306  $52,339  $49,835  $56,431    $74,383       $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                      $  0.14    $  0.18  $  0.15  $  0.20  $     -    $     -       $  0.25
  Ratios (to average net assets):
    Expenses                                   0.81% *    0.82%    0.83%    0.86%        -          -         0.75%
    Net investment income                      1.37% *    1.41%    1.11%    1.43%        -          -         1.69%

*  Annualized
** Not annualized.
(a)Amount was less than $.01 per share.

                           ENHANCED INDEX VALUE FUND

                                                                    Six Months
                                                                       Ended           Years Ended
                                                                     April 30,         October 31,          Period Ended
                                                                       2004         ----------------------  October 31,
                                                                    (Unaudited)       2003        2002        2001***
                                                                    -----------      -------     -------    ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                               $ 10.01       $  8.35     $  9.18       $ 10.00
                                                                      -------        -------     -------      -------
Income from investment operations:
  Net investment income                                                   .10           .17         .14           .11
  Net realized and unrealized gain (loss) on investments                  .68          1.63        (.83)         (.93)
                                                                      -------        -------     -------      -------
                                                                          .78          1.80        (.69)         (.82)
                                                                      -------        -------     -------      -------
Less distributions to shareholders:
  From net investment income                                             (.17)         (.14)       (.14)            -
                                                                      -------        -------     -------      -------
Net asset value - end of period                                       $ 10.62       $ 10.01     $  8.35       $  9.18
                                                                      =======        =======     =======      =======
Total return                                                            7.76% **     21.87%      (7.79%)       (8.20%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                               0.70% *       0.70%       0.70%         0.70% *
  Ratio of net investment income to average net assets                  1.77% *       1.86%       1.49%         1.26% *
  Portfolio turnover                                                      53% **        94%        115%           65% **
  Net assets at end of period (000 omitted)                           $30,755       $28,342     $22,061       $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                               $  0.08       $  0.12     $  0.09       $  0.07
  Ratios (to average net assets):
    Expenses                                                            1.03% *       1.22%       1.19%         1.16% *
    Net investment income                                               1.44% *       1.34%       1.00%         0.80% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                        ENHANCED INDEX CORE EQUITY FUND

                                          Six Months
                                             Ended                                              Ten Months
                                           April 30,           Years Ended October 31,             Ended       Year Ended
                                             2004      ---------------------------------------  October 31,   December 31,
                                          (Unaudited)    2003     2002        2001       2000      1999           1998
                                          -----------  -------  --------  --------     -------  -----------   ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                                   $  9.28    $  7.82  $   9.29  $  17.36     $ 17.25    $ 15.89       $ 14.55
                                            -------    -------  --------  --------     -------    -------       -------
Income from investment
 operations:
  Net investment income (loss)                  .05        .09       .08       .05        (.06)      (.03)          .01
  Net realized and unrealized gain
   (loss) on investments                        .48       1.45     (1.48)    (5.22)       2.25       1.39          3.72
                                            -------    -------  --------  --------     -------    -------       -------
                                                .53       1.54     (1.40)    (5.17)       2.19       1.36          3.73
                                            -------    -------  --------  --------     -------    -------       -------
Less distributions to shareholders:
  From net investment income                   (.09)      (.08)     (.07)        -           -          - (a)      (.01)
  From net realized gain on
   investments                                    -          -         -     (2.90)      (2.08)         - (a)     (2.38)
                                            -------    -------  --------  --------     -------    -------       -------
                                               (.09)      (.08)     (.07)    (2.90)      (2.08)         -         (2.39)
                                            -------    -------  --------  --------     -------    -------       -------
Net asset value - end of period             $  9.72    $  9.28  $   7.82  $   9.29     $ 17.36    $ 17.25       $ 15.89
                                            =======    =======  ========  ========     =======    =======       =======
Total return                                  5.75% **  19.93%   (15.22%)  (33.06%)     12.84%      8.60% **     25.71%
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                                     0.70% *    0.70%     0.70%     0.73% (b)   0.90%      0.90% *       0.90%
  Ratio of net investment income
   (loss) to average net assets               1.01% *    1.11%     0.91%     0.45%      (0.35%)    (0.20%)*       0.08%
  Portfolio turnover                            62% **     90%      101%      220%        144%        97% **        81%
  Net assets at end of period (000
   omitted)                                 $29,311    $27,402  $ 23,920  $ 28,236     $48,662    $41,683       $35,308

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and 0.90% of the average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss)
per share and ratios would have been:
  Net investment income (loss)              $  0.03    $  0.05  $   0.05  $   0.01     $ (0.09)   $ (0.06)      $ (0.02)
  Ratios (to average net assets):
    Expenses                                  1.01% *    1.18%     1.08%     1.06%       1.05%      1.09% *       1.14%
    Net investment income (loss)              0.70% *    0.63%     0.53%     0.12%      (0.50%)    (0.39%)*      (0.17%)

*  Annualized.
** Not annualized.
(a)Amount was less than $.01 per share.
(b)Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

                               CORE GROWTH FUND

                                    Six Months
                                       Ended                                                  Ten Months
                                     April 30,             Years Ended October 31,               Ended      Period Ended
                                       2004      ------------------------------------------   October 31,   December 31,
                                    (Unaudited)    2003      2002        2001        2000        1999         1998***
                                    -----------  --------  --------  --------      --------  -----------    ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  7.83    $   6.85  $   8.33  $  14.65      $  12.93   $  12.82        $ 10.00
                                      -------    --------  --------  --------      --------   --------        -------
Income from investment
 operations:
  Net investment income (loss)            .03         .04       .02          - (a)     (.01)       .02            .05
  Net realized and unrealized gain
   (loss) on investments                  .45         .96     (1.49)    (4.85)         2.36        .09           3.09
                                      -------    --------  --------  --------      --------   --------        -------
                                          .48        1.00     (1.47)    (4.85)         2.35        .11           3.14
                                      -------    --------  --------  --------      --------   --------        -------
Less distributions to
 shareholders:
  From net investment income             (.05)       (.02)     (.01)        - (a)      (.02)          - (a)      (.05)
  From net realized gain on
   investments                              -           -         -     (1.47)         (.61)          - (a)      (.27)
                                      -------    --------  --------  --------      --------   --------        -------
                                         (.05)       (.02)     (.01)    (1.47)         (.63)         -           (.32)
                                      -------    --------  --------  --------      --------   --------        -------
Net asset value - end of period       $  8.26    $   7.83  $   6.85  $   8.33      $  14.65   $  12.93        $ 12.82
                                      =======    ========  ========  ========      ========   ========        =======
Total return                            6.14% **   14.56%   (17.71%)  (35.74%)       18.57%      0.85% **      31.33% **
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.78% *     0.75%     0.74%     0.73%         0.69%      0.68% *        0.80% *
  Ratio of net investment income
   (loss) to average net assets         0.32% *     0.41%     0.16%     0.05%        (0.09%)     0.19% *        0.48% *
  Portfolio turnover                      16% **      83%       43%       51%           96%        66% **         34% **
  Net assets at end of period (000
   omitted)                           $76,580    $101,530  $ 92,479  $112,222      $156,920   $115,991        $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income               $     -    $      -  $      -  $      -      $      -   $      -        $  0.03
  Ratios (to average net assets):
    Expenses                                -           -         -         -             -          -          0.95% *
    Net investment income                   -           -         -         -             -          -          0.32% *

*  Annualized.
** Not annualized.
***For the period from January 20, 1998 (commencement of operations) to
   December 31, 1998.
(a)Amount was less than $.01 per share.

                          ENHANCED INDEX GROWTH FUND

                                                                 Six Months
                                                                    Ended        Years Ended
                                                                  April 30,      October 31,     Period Ended
                                                                    2004      -----------------  October 31,
                                                                 (Unaudited)    2003     2002      2001***
                                                                 -----------  -------  --------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  7.41    $  6.12  $   7.66    $  10.00
                                                                   -------    -------  --------    --------
Income from investment operations:
  Net investment income                                                .01        .03       .02           - (a)
  Net realized and unrealized gain (loss) on investments               .29       1.28     (1.55)      (2.34)
                                                                   -------    -------  --------    --------
                                                                       .30       1.31     (1.53)      (2.34)
                                                                   -------    -------  --------    --------
Less distributions to shareholders:
  From net investment income                                          (.03)      (.02)     (.01)          -
                                                                   -------    -------  --------    --------
Net asset value - end of period                                    $  7.68    $  7.41  $   6.12    $   7.66
                                                                   =======    =======  ========    ========
Total return                                                         4.02% **  21.42%   (20.03%)    (23.40%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                            0.70% *    0.70%     0.70%       0.70% *
  Ratio of net investment income (loss) to average net assets        0.33% *    0.41%     0.20%      (0.02%)*
  Portfolio turnover                                                   56% **     69%       65%         68% **
  Net assets at end of period (000 omitted)                        $21,148    $20,154  $ 15,416    $ 19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment loss                                              $ (0.01)   $ (0.02) $  (0.03)   $  (0.04)
  Ratios (to average net assets):
    Expenses                                                         1.18% *    1.40%     1.29%       1.24% *
    Net investment loss                                             (0.15%)*   (0.29%)   (0.39%)     (0.56%)*

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to
   October 31, 2001.
(a)Amount was less than $.01 per share.

                        SMALL CAPITALIZATION VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  12.80    $  9.31  $  9.71    $ 10.00
                                                                   --------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .02        .03      .06        .06
  Net realized and unrealized gain (loss) on investments               1.49       3.50     (.14)      (.34)
                                                                   --------    -------  -------    -------
                                                                       1.51       3.53     (.08)      (.28)
                                                                   --------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.03)      (.04)    (.07)      (.01)
  From net realized gain on investments                                   -          -     (.25)         -
                                                                   --------    -------  -------    -------
                                                                       (.03)      (.04)    (.32)      (.01)
                                                                   --------    -------  -------    -------
Net asset value - end of period                                    $  14.28    $ 12.80  $  9.31    $  9.71
                                                                   ========    =======  =======    =======
Total return                                                         11.79% **  38.13%   (1.08%)    (2.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.85% *    0.85%    0.85%      0.85% *
  Ratio of net investment income to average net assets                0.22% *    0.39%    0.52%      0.66% *
  Portfolio turnover                                                    23% **     65%      40%        31% **
  Net assets at end of period (000 omitted)                        $107,016    $83,165  $59,322    $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                            $   0.01    $  0.02  $  0.04    $  0.05
  Ratios (to average net assets):
    Expenses                                                          0.90% *    0.98%    0.99%      0.99% *
    Net investment income                                             0.17% *    0.26%    0.38%      0.52% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                       SMALL COMPANY OPPORTUNITIES FUND

                                  Six Months
                                     Ended                                               Ten Months
                                   April 30,            Years Ended October 31,             Ended     Period Ended
                                     2004      ----------------------------------------  October 31,  December 31,
                                  (Unaudited)      2003       2002      2001      2000      1999        1998***
                                  -----------  --------     --------  --------  -------  -----------  ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                          $  15.16    $  11.76     $  13.95  $  12.72  $  8.89    $  8.61      $  10.00
                                   --------    --------     --------  --------  -------    -------      --------
Income from investment
 operations:
  Net investment income (loss)         (.03)       (.04)        (.03)      .02      .02       (.01)         (.01)
  Net realized and unrealized
   gain (loss) on investments           .20        3.74        (1.13)     2.57     3.96        .29         (1.38)
                                   --------    --------     --------  --------  -------    -------      --------
                                        .17        3.70        (1.16)     2.59     3.98        .28         (1.39)
                                   --------    --------     --------  --------  -------    -------      --------
Less distributions to
 shareholders:
  From net investment income              -           -         (.02)     (.02)       -          -             -
  From net realized gain on
   investments                            -        (.30)       (1.01)    (1.34)    (.15)         -             -
  Tax return of capital                   -           - (a)        -         -        -          -             -
                                   --------    --------     --------  --------  -------    -------      --------
                                          -        (.30)       (1.03)    (1.36)    (.15)         -             -
                                   --------    --------     --------  --------  -------    -------      --------
Net asset value - end of period    $  15.33    $  15.16     $  11.76  $  13.95  $ 12.72    $  8.89      $   8.61
                                   ========    ========     ========  ========  =======    =======      ========
Total return                          1.12% **   32.08%       (9.66%)   23.02%   45.92%      2.92% **    (13.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average
   net assets                         1.14% *     1.14%        1.15%     1.19%    1.30%      1.30% *       1.30% *
  Ratio of net investment
   income (loss) to average net
   assets                            (0.44%)*    (0.37%)      (0.26%)    0.20%    0.30%     (0.18%)*      (0.28%)*
  Portfolio turnover                    25% **      53%          51%      115%     114%        68% **        51% **
  Net assets at end of period
   (000 omitted)                   $487,042    $450,972     $299,885  $220,957  $84,599    $31,819      $ 19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)     $      -    $      -     $      -  $      -  $  0.02    $ (0.02)     $  (0.03)
  Ratios (to average net
   assets):
    Expenses                              -           -            -         -    1.34%      1.51% *       1.77% *
    Net investment income
     (loss)                               -           -            -         -    0.26%     (0.39%)*      (0.76%)*

*  Annualized.
** Not annualized.
***For the period from July 20, 1998 (commencement of operations) to December
   31, 1998.
(a)Amount was less than $.01 per share.

                           INTERNATIONAL EQUITY FUND

                                                                                            Class Y
                                                                                            -------
                                                     Six months ended
                                                         6/30/04      Year ended    Year ended    Year ended    Year ended
                                                       (Unaudited)     12/31/03      12/31/02      12/31/01      12/31/00
                                                     ---------------- ----------   ----------    ----------    ----------
Net asset value, beginning of period                     $  9.54       $  6.37     $    9.18     $   12.14      $  16.95
                                                         -------       -------     ---------     ---------      --------
Income (loss) from investment operations:
  Net investment income (loss)                              0.05 ***      0.05 ***      0.08 ***      0.08 ***      0.00 ***+
  Net realized and unrealized gain (loss) on
   investments                                              0.11          3.17         (2.81)        (3.01)        (1.58)
                                                         -------       -------     ---------     ---------      --------
    Total income (loss) from investment
     operations                                             0.16          3.22         (2.73)        (2.93)        (1.58)
                                                         -------       -------     ---------     ---------      --------
Less distributions to shareholders:
  From net investment income                                   -         (0.05)        (0.08)        (0.03)        (0.03)
  Tax return of capital                                        -             -         (0.00)+           -             -
  From net realized gains                                      -             -             -             -         (3.20)
                                                         -------       -------     ---------     ---------      --------
    Total distributions                                        -         (0.05)        (0.08)        (0.03)        (3.23)
                                                         -------       -------     ---------     ---------      --------
Net asset value, end of period                           $  9.70       $  9.54     $    6.37     $    9.18      $  12.14
                                                         =======       =======     =========     =========      ========
Total Return(a)                                            1.68% **     50.60%      (29.82)%      (24.10)%       (8.97)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                      $39,666       $44,227     $  41,795     $  51,999      $ 31,651
  Ratio of expenses to average daily net assets:
   Before expense waiver                                   1.13% *       1.12%         1.12%         1.11%         1.18%
   After expense waiver#                                   1.11% *(b)    1.10% (b)     1.11% (b)     1.10%           N/A
  Net investment income (loss) to average daily net
   assets                                                  1.00% *       0.64%         1.07%         0.79%         0.02%
  Portfolio turnover rate                                    25% **        70%           40%           38%           69%



                                                      Year ended
                                                       12/31/99
                                                     ----------
Net asset value, beginning of period                  $  11.37
                                                      --------
Income (loss) from investment operations:
  Net investment income (loss)                           (0.01)***
  Net realized and unrealized gain (loss) on
   investments                                            6.44
                                                      --------
    Total income (loss) from investment
     operations                                           6.43
                                                      --------
Less distributions to shareholders:
  From net investment income                             (0.04)
  Tax return of capital                                      -
  From net realized gains                                (0.81)
                                                      --------
    Total distributions                                  (0.85)
                                                      --------
Net asset value, end of period                        $  16.95
                                                      ========
Total Return(a)                                         57.04%
Ratios / Supplemental Data:
  Net assets, end of period (000's)                   $  9,335
  Ratio of expenses to average daily net assets:
   Before expense waiver                                 1.11%
   After expense waiver#                                   N/A
  Net investment income (loss) to average daily net
   assets                                              (0.09)%
  Portfolio turnover rate                                  63%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment income and tax return of capital are less than $0.01 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                        ADDITIONAL INVESTMENT POLICIES

                            AND RISK CONSIDERATIONS


The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds' fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

.. to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..  to protect a Fund's unrealized gains or limit its unrealized losses; and

..  to manage a Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund's portfolio.

(1)Forward Contracts - Each Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund's Sub-Adviser deems it appropriate to do so.

(2)Currency Transactions - The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Funds may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

.. the risk that interest rates and securities prices will not move in the direction anticipated;

.. the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

.. the Fund's Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund's total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the International Equity Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund and the High Yield Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund's Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, a Fund's Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)There is no limitation for U.S. Government Securities.

(2)In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers' acceptances issued by domestic banks.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by the Fund's Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                           MASSMUTUAL PREMIER FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report and a listing of each Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds: You may request information about the Funds (including the SAI or certain information regarding the portfolio holdings of a Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

                                                  Filed pursuant to Rule 497(c)
                                                              File No. 33-82366
                           MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class L shares of the following Funds:

Stable Value                                        Sub-Advised by:
MassMutual Premier Money Market Fund                Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund         Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund    Babson Capital Management LLC
MassMutual Premier Core Bond Fund                   Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund            Babson Capital Management LLC
MassMutual Premier High Yield Fund                  Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund                    Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund                       Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund        Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II     Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund  Babson Capital Management LLC

Large Cap Growth
MassMutual Premier Core Growth Fund                 Babson Capital Management LLC
MassMutual Premier Enhanced Index Growth Fund       Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Small Capitalization Value Fund  Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund Babson Capital Management LLC

International
MassMutual Premier International Equity Fund        OppenheimerFunds, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

                                  PROSPECTUS
                               November 1, 2004

       Table Of Contents                                             Page

       Summary Information..........................................   3
       About the Funds
             MassMutual Premier Money Market Fund...................   5
             MassMutual Premier Short-Duration Bond Fund............   7
             MassMutual Premier Inflation-Protected Bond Fund.......   9
             MassMutual Premier Core Bond Fund......................  11
             MassMutual Premier Diversified Bond Fund...............  13
             MassMutual Premier High Yield Fund.....................  15
             MassMutual Premier Balanced Fund.......................  17
             MassMutual Premier Value Fund..........................  19
             MassMutual Premier Enhanced Index Value Fund...........  21
             MassMutual Premier Enhanced Index Value Fund II........  23
             MassMutual Premier Enhanced Index Core Equity Fund.....  25
             MassMutual Premier Core Growth Fund....................  27
             MassMutual Premier Enhanced Index Growth Fund..........  29
             MassMutual Premier Small Capitalization Value Fund.....  31
             MassMutual Premier Small Company Opportunities Fund....  33
             MassMutual Premier International Equity Fund...........  35
       Summary of Principal Risks...................................  37
       About the Investment Adviser and Sub-Advisers
             Massachusetts Mutual Life Insurance Company............  43
             Babson Capital Management LLC..........................  43
             OppenheimerFunds, Inc..................................  45
       About the Classes of Shares
             Class L Shares.........................................  46
             Compensation to Intermediaries.........................  46
       Investing in the Funds
             Buying, Redeeming and Exchanging Shares................  48
             Determining Net Asset Value............................  49
             How to Invest..........................................  49
             Taxation and Distributions.............................  49
       Investment Performance.......................................  52
       Financial Highlights.........................................  53
       Additional Investment Policies and Risk Considerations.......  68

Summary Information

MassMutual Premier Funds (formerly, The DLB Fund Group) (the "Trust") provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund's:

..  Investment objectives.

.. Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the Funds begins on page 49.

.. Investment return over the past ten years, or since inception if less than ten years old.

..  Average annual total returns for the last one-, five- and ten-year periods
   (or, shorter periods for newer Funds) and how the Fund's performance compares to that of a comparable broad-based index.

..  Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund's investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of the corresponding series of MassMutual Select Funds (formerly, MassMutual Institutional Funds) or the performance of a predecessor separate investment account of MassMutual before that account became a Fund, or a combination of these sources of performance information. In addition, where indicated, average annual total returns for all classes are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Funds' performance. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Funds. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds' performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Funds' performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under "Expense Information" are meant to assist you in understanding these fees and expenses. Each fee table shows a Fund's "Net Fund Expenses." These costs are deducted from a Fund's assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

MassMutual Premier Money Market Fund

                             Investment Objective


This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

                   Principal Investment Strategies and Risks


The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

..  commercial paper and other corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  certificates evidencing participation in bank loans; and

..  certificates of deposit and bankers' acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund's Sub-Adviser, Babson Capital Management LLC, (formerly, David L. Babson & Company Inc.) ("Babson"), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                     [CHART]

                                    Bar chart

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
3.86%  5.63%  5.09%  5.24%  5.24%  4.90%  6.07%  3.88%  1.19%  0.44%


During the periods shown above, the highest quarterly return was 1.58% for the quarter ended December 31, 2000 and the lowest was 0.08% for the quarter ended December 31, 2003.

Year-to-date performance through September 30, 2004 was 0.25%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                           One   Five   Ten
                   Return Before Taxes     Year  Years Years
                    Class L/(2)/           0.44% 3.28% 4.14%
                    Salomon Smith Barney
                     3-Month Treasury Bill
                     Index/(3)/            1.07% 3.50% 4.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund's shares are not guaranteed.

The Fund's 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund's current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .35%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .35%
              Total Annual Fund Operating Expenses          .70%
                                                           -----
              Expense Reimbursement/(1)/                   (.18%)
              Net Fund Expenses/(2)(3)/                     .52%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .18% of other expenses for Class L of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $53    $167    $291     $652

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Short-Duration Bond Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund's portfolio duration is intended to be three years or less. The Fund's Sub-Adviser, Babson, may increase the portfolio's duration when it believes longer-term investments offer higher yields. When Babson believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio's duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

 1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
------  ------  -----  -----  -----  -----  -----  -----  -----  -----
-1.18%  11.58%  5.38%  6.65%  6.10%  2.71%  6.37%  6.16%  7.47%  3.55%


During the periods shown above, the highest quarterly return was 4.07% for the quarter ended June 30, 1995 and the lowest was -1.60% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 1.89%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                              One   Five   Ten
                 Return Before Taxes          Year  Years Years
                  Class L/(2)/                3.55% 5.23% 5.43%
                  Lehman Brothers 1-3 Year
                   Government Bond Index/(3)/ 1.98% 5.51% 5.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                           Since
                                                   One   Inception
                                                   Year  (5/3/99)
               Return Before Taxes - Class L       3.55%   5.35%
               Return After Taxes on
                Distributions - Class L            2.14%   3.17%
               Return After Taxes on Distributions
                and Sale of Fund Shares - Class L  2.31%   3.20%
               Lehman Brothers 1-3 Year
                Government Bond Index/(3)/         1.98%   5.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .40%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .34%
              Total Annual Fund Operating Expenses          .74%
                                                           -----
              Expense Reimbursement/(1)/                   (.07%)
              Net Fund Expenses/(2)(3)/                     .67%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .07% of other expenses for Class L of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $68    $214    $373     $834

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Inflation-Protected Bond Fund

                             Investment Objective


This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond's principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund's Sub-Adviser, Babson, believes that such investments are more attractive than inflation-indexed bonds. The Fund's non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund's Sub-Adviser intends for the Fund's dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund's benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality of AAA/AA+.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                              Annual Performance


The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

                         Average Annual Total Returns


Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund's returns have deviated from the broad market.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses/(1)/                          .35%
              Total Annual Fund Operating Expenses          .83%
                                                          ------
               Expense Reimbursement                      (0.00%)
               Net Fund Expenses/(2)(3)/                    .83%

(1) Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year 3 Years
                Class L                             $85    $265

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for all accounts with investment objectives, policies and strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                                     [CHART]

                                    Bar chart

                                  2002    2003
                                 -----    ----
                                 15.76%   6.90%


During the periods shown above, the highest quarterly return was 7.81% for the quarter ended September 30, 2002 and the lowest was 0.24% for the quarter ended September 30, 2003.

Year-to-date performance through September 30, 2004 was 4.80%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

         Babson Average Annual Total Returns for Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

                                                        Since
                                                One   Inception
                                                Year  (10/1/01)
                 Babson Composite
                   Class L/(1)/                 6.90%   9.27%
                 Lehman U.S. Treasury Inflation
                  Note Index/(2)/               8.40%  10.43%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect the Class L Total Annual Fund Operating Expenses listed in the fee table above. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

MassMutual Premier Core Bond Fund


                             Investment Objective


This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                     [CHART]

                                    Bar chart

1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
-----   -----   ----   ----   ----   -----   -----   ----   ----   ----
-4.35%  18.91%  2.56%  9.54%  8.20%  -2.33%  10.85%  7.62%  8.49%  5.09%

During the periods shown above, the highest quarterly return was 6.53% for the quarter ended June 30, 1995 and the lowest was -3.55% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 3.06%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five   Ten
                  Return Before Taxes        Year  Years Years
                   Class L/(2)/              5.09% 5.85% 6.27%
                   Lehman Brothers Aggregate
                    Bond Index/(3)/          4.11% 6.62% 6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to October 31, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

(2) Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                           Since
                                                   One   Inception
                                                   Year  (5/3/99)
               Return Before Taxes - Class L       5.09%   6.47%
               Return After Taxes on Distributions
                - Class L                          2.71%   4.05%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class L              3.45%   4.03%
               Lehman Brothers Aggregate Bond
                Index/(3)/                         4.11%   7.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .31%
              Total Annual Fund Operating Expenses          .79%
                                                           -----
              Expense Reimbursement/(1)/                   (.08%)
              Net Fund Expenses/(2)(3)/                     .71%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class L through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $73    $227    $395     $881

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Diversified Bond Fund

                             Investment Objective


This Fund seeks a superior total rate of return by investing in fixed income instruments.

                   Principal Investment Strategies and Risks


This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers;

..  private placement bonds, including securities issued pursuant to Rule 144A;
   and

..  mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

..  money market securities, including commercial paper;

..  U.S. Treasury futures and forward contracts;

..  interest rate and currency swaps; and

.. options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund's Sub-Adviser, Babson, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(1)/

                                    [CHART]

                                   Bar Chart

                           2000   2001   2002   2003
                           ----   ----   ----   ----
                           6.99%  6.87%  8.09%  8.36%


During the periods shown above, the highest quarterly return was 3.91% for the quarter ended June 30, 2003 and the lowest was 0.10% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 3.31%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                      Since
                                              One   Inception
                   Return Before Taxes        Year  (5/3/99)
                    Class L                   8.36%   6.37%
                    Lehman Brothers Aggregate
                     Bond Index/(2)/          4.11%   7.16%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (5/3/99)
                 Return Before Taxes - Class L   8.36%   6.37%
                 Return After Taxes on
                  Distributions - Class L        7.30%   4.37%
                 Return After Taxes on
                  Distributions and Sale of Fund
                  Shares - Class L               5.49%   4.19%
                 Lehman Brothers Aggregate
                  Bond Index/(2)/                4.11%   7.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                         Class L
                Annual Fund Operating Expenses
                (expenses that are deducted from Fund
                assets)
                (% of average net assets)
                Management Fees                            .50%
                Distribution and Service (Rule 12b-1)
                  Fees                                     None
                Other Expenses                             .40%
                Total Annual Fund Operating Expenses       .90%
                                                          -----
                Expense Reimbursement/(1)/                (.15%)
                Net Fund Expenses/(2)(3)/                  .75%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .15% of other expenses for Class L of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $77    $240    $417     $929

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier High Yield Fund

                             Investment Objective


This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Fund's Sub-Adviser, Babson, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that Babson determines to be of comparable quality.

Babson employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. Babson prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Convertible Securities Risk, Currency Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

2001   2002    2003
-----  -----  ------
1.56%  4.37%  29.61%


During the periods shown above, the highest quarterly return was 11.05% for the quarter ended June 30, 2003 and the lowest was -3.07% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 5.59%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
                Return Before Taxes              Year  (9/05/00)
                 Class L/(2)/                   29.61%   9.67%
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted for to reflect Class L Total Annual Fund Operating Expenses.

(3) The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (9/05/00)
                 Return Before Taxes - Class Y  29.81%   9.83%
                 Return After Taxes on
                  Distributions - Class Y       25.95%   6.39%
                 Return After Taxes on
                  Distributions and Sale of     19.11%   6.16%
                 Fund Shares - Class Y
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                         Class L
                Annual Fund Operating Expenses (expenses
                that are deducted from Fund assets)
                (% of average net assets)
                 Management Fees                           .50%
                 Distribution and Service (Rule
                  12b-1) Fees                              None
                 Other Expenses                            .40%
                Total Annual Fund Operating Expenses       .90%
                                                         ------
                Expense Reimbursement                    (0.00%)
                Net Fund Expenses/(1)(2)/                  .90%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $92    $287    $498    $1,106

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Balanced Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

                   Principal Investment Strategies and Risks


The Fund's portfolio consists of three segments:

.. The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

.. The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

.. The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's Sub-Adviser, Babson, about each segment's potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund's total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund's total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund's total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

                                   Bar chart

1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
----   -----   -----   -----   -----   -----    ----   -----   ------   -----
2.09%  20.96%  12.48%  18.37%  13.15%  -1.92%  -0.35%  -6.31%  -11.67%  17.77%


During the periods shown above, the highest quarterly return was 10.03% for the quarter ended June 30, 2003 and the lowest was -9.70% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.91%. Year-to-date performance does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                          One   Five    Ten
                   Return Before Taxes    Year  Years  Years
                    Class L/(2)/         17.77% -0.97%  5.89%
                    S&P 500(R)Index/(3)/ 28.67% -0.57% 11.06%
                    Lipper Balanced Fund
                     Index/(4)/          19.94%  2.95%  8.20%
                    Lehman Brothers
                     Aggregate Bond
                     Index/(5)/           4.11%  6.62%  6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (5/3/99)
                Return Before Taxes -  Class L  17.77%  -1.64%
                Return After Taxes on
                 Distributions -  Class L       17.19%  -3.80%
                Return After Taxes on
                 Distributions and Sale of Fund
                 Shares - Class L               11.75%  -2.29%
                S&P 500(R)Index/(3)/            28.67%  -2.43%
                Lipper Balanced Fund Index/(4)/ 19.94%   2.11%
                Lehman Brothers Aggregate Bond
                 Index/(5)/                      4.11%   7.16%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                              Expense Information


                                                        Class L
               Annual Fund Operating Expenses (expenses
               that are deducted from Fund assets)
               (% of average net assets)
                Management Fees                           .48%
                Distribution and Service (Rule
                 12b-1) Fees                              None
                Other Expenses                            .43%
               Total Annual Fund Operating Expenses       .91%
                                                         -----
               Expense Reimbursement                     (0.00)%
               Net Fund Expenses/(1)(2)/                  .91%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $93    $290    $504    $1,118

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                   Principal Investment Strategies and Risks


The Fund normally invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson will invest in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk, Leveraging Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                                Class L Shares

                                    [CHART]


 1996       1997     1998      1999      2000       2001      2002       2003
------    -------    -----     -----     -----     ------    -------     -----
23.99%     26.35%    5.25%     0.54%     9.41%     -0.33%    -11.53%     24.46%



During the periods shown above, the highest quarterly return was 15.39% for the quarter ended June 30, 2003 and the lowest was -17.77% for the quarter ended September 30, 1998.

Year-to-date performance through September 30, 2004 was 5.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                 Return Before           One   Five   Inception
                 Taxes                   Year  Years  (7/25/95)
                  Class L               24.46%  3.84%   9.52%
                  Russell 1000(R)
                   Value Index/(2)/     30.03%  3.56%  11.80%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap
                   Value Index/(4)/     31.79%  1.95%  10.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (7/25/95)
                  Return Before Taxes -
                   Class L              24.46%  3.84%   9.52%
                  Return After Taxes on
                   Distributions -
                   Class L              24.17%  2.91%   8.11%
                  Return After Taxes on
                   Distributions and
                   Sale of Fund Shares
                   - Class L            16.28%  2.80%   7.58%
                  Russell 1000(R) Value
                   Index/(2)/           30.03%  3.56%  11.80%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap Value
                   Index/(4)/           31.79%  1.95%  10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .31%
              Total Annual Fund Operating Expenses          .81%
                                                           -----
              Expense Reimbursement                        (.01%)
              Net Fund Expenses/(1)(2)/                     .80%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $82    $255    $444     $989

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                     [CHART]

                                    Bar chart

                          2001       2002        2003
                         ------     -------     -------
                         -5.50%     -13.70%     28.55%


During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.22% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.66%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class L/(2)/                     28.55%   3.25%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class L Total Annual Fund Operating Expenses.

(3) The Russell 1000(R) Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class Y    28.73%   3.39%
               Return After Taxes on
                Distributions - Class Y         28.43%   2.92%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                19.07%   2.64%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .34%
              Total Annual Fund Operating Expenses          .84%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Fund Expenses/(1)(2)/                         .84%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.
(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $86    $268    $466    $1,036

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund II

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. Babson believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 37.

                              Annual Performance


SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses/(1)/                          .34%
              Total Annual Fund Operating Expenses          .84%
                                                           -----
              Expense Reimbursement                        (.00%)
              Net Fund Expenses/(2)(3)/                     .84%

(1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

(2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years
                             Class L  $86    $268

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

                                    [CHART]

2001     2002     2003
-----   ------   ------
-5.58%  -13.75%  28.42%




During the periods shown above, the highest quarterly return was 16.44% for the quarter ended June 30, 2003 and the lowest was -18.15% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.65%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                             Babson Average Annual
                  Total Returns for All Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                       Since
                                         One   Three Inception
                                         Year  Years (6/1/00)
                  Babson Composite
                  Class L/(1)/          28.42% 1.51%   3.24%
                  Russell 1000(R) Value
                   Index/(2)/           30.03% 1.22%   2.85%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect the Class L Total Annual Fund Operating Expenses listed in the fee table above. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Premier Enhanced Index Core Equity Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]


 1997       1998       1999       2000        2001        2002        2003
------     ------     ------     -------     -------     -------     ------
32.23%     25.75%     21.33%     -15.75%     -13.53%     -21.93%     27.03%


During the periods shown above, the highest quarterly return was 23.85% for the quarter ended December 31, 1998 and the lowest was -17.55% for the quarter ended December 31, 2000.

Year-to-date performance through September 30, 2004 was 1.60%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (8/26/96)
                  Class L/(2)/          27.03% -2.60%   7.72%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   8.85%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class L Total Annual Fund Operating Expenses.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

                                                       Since
                                        One   Five   Inception
                                        Year  Years  ( 8/26/96)
                 Return Before Taxes -
                  Class Y              27.28% -2.48%   7.81%
                 Return After Taxes on
                  Distributions -
                  Class Y              27.10% -4.45%   5.54%
                 Return After Taxes on
                  Distributions and
                  Sale of Fund
                  Shares - Class Y     17.98% -2.88%   5.88%
                 S&P 500(R) Index/(3)/ 28.68% -0.57%   8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .40%
              Total Annual Fund Operating Expenses          .90%
                                                           -----
              Expense Reimbursement/(1)/                   (.06%)
              Net Fund Expenses/(2)(3)/                     .84%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .06% for Class L of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $86    $268    $466    $1,036

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Core Growth Fund

                             Investment Objective


This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                   Principal Investment Strategies and Risks


The Fund's Sub-Adviser, Babson, believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson first uses database screening to narrow the Fund's investment universe based on a company's historic level of revenue, cash flow and earnings growth. Next, Babson uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. Babson believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The principal risks of investing in the Fund are Market Risk, Management Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002     2003
------  ------  -------  -------  ------
12.83%  -7.29%  -20.38%  -24.85%  20.42%


During the periods shown above, the highest quarterly return was 17.74% for the quarter ended December 31, 1999 and the lowest was -19.70% for the quarter ended September 30, 2001.

Year-to-date performance through September 30, 2004 was 1.33%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (1/20/98)
                  Class L/(2)/          20.42% -5.50%  -0.18%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   3.97%
                  Russell 1000 Growth
                   Index/(4)/           29.75% -5.11%   1.13%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (1/20/98)
                Return Before Taxes -
                  Class S                20.65% -5.28%   0.03%
                Return After Taxes on
                 Distributions - Class S 20.54% -6.05%  -0.81%
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares -
                  Class S                13.57% -4.56%  -0.19%
                S&P 500(R) Index/(3)/    28.68% -0.57%   3.97%
                Russell 1000 Growth
                 Index/(4)/              29.75% -5.11%   1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .55%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .40%
              Total Annual Fund Operating Expenses          .95%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                     .95%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.
(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $97    $303    $525    $1,165

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Growth Fund


                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]
  2001     2002    2003
-------  -------  ------
-19.91%  -28.15%  29.14%



During the periods shown above, the highest quarterly return was 14.16% for the quarter ended June 30, 2003 and the lowest was -20.64% for the quarter ended March 31, 2001.

Year-to-date performance through September 30, 2004 was -2.22%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
              Return Before Taxes                 Year  (12/19/00)
               Class L/(2)/                      29.14%   -8.18%
               Russell 1000(R) Growth Index/(3)/ 29.75%   -9.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class L Total Annual Fund Operating Expenses, respectively.

(3) The Russell 1000(R) Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                                  One   Inception
                                                  Year  (12/19/00)
               Return Before Taxes - Class Y     29.40%   -7.99%
               Return After Taxes on
                Distributions - Class Y          29.32%   -8.06%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                 19.19%   -6.73%
               Russell 1000(R) Growth Index/(3)/ 29.75%   -9.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .40%
              Total Annual Fund Operating Expenses          .90%
                                                           -----
              Expense Reimbursement/(1)/                   (.06%)
              Net Fund Expenses/(2)(3)/                     .84%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .06% for Class L of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $86    $268    $466    $1,036

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Capitalization Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000(R) Index. The range of capitalization of companies included in the Russell 2000(R) Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund's Sub-Adviser, Babson, considers common stocks of those companies that satisfy the Fund's market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson's opinion, the ongoing business value of the underlying companies.

The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Equity Securities Risk, Smaller Company Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

2001    2002    2003
-----  ------  ------
3.15%  -7.99%  45.99%


During the periods shown above, the highest quarterly return was 18.22% for the quarter ended December 31, 2003 and the lowest was -17.94% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 6.50%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class L/(2)/                     45.99%   12.43%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses.

(3) The Russell 2000(R) Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000(R) Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class S    46.28%   12.65%
               Return After Taxes on
                Distributions - Class S         46.24%   12.11%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class S                30.14%   10.57%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .70%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .35%
              Total Annual Fund Operating Expenses         1.05%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                    1.05%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $107   $334    $579    $1,281

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Company Opportunities Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's Sub-Adviser, Babson, to be realistically valued.

                   Principal Investment Strategies and Risks


Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Leveraging Risk, Equity Securities Risk, Growth Company Risk and Portfolio Turnover Risk.

These risks are described beginning on page 49.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002    2003
------  ------  ------  -------  ------
13.80%  36.61%  30.69%  -12.62%  28.83%



During the periods shown above, the highest quarterly return was 21.66% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.72%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/20/98)
                 Class L/(2)/            28.83% 17.99%  13.24%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class A shares.

(3) The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/20/98)
                 Return Before Taxes -
                  Class A                21.42% 16.60%  12.01%
                 Return After Taxes on
                  Distributions -
                  Class A                21.42% 14.77%  10.40%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class A                13.92% 13.39%   9.43%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class L shares would generally be the same, except with respect to expenses. Class A shares are not offered by this Prospectus.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .58%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .32%
              Total Annual Fund Operating Expenses           90%
              Expense Reimbursement                        (.01%)
                                                           -----
              Net Fund Expenses/(1)(2)/                     .89%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.
(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $91    $284    $493    $1,095

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier International Equity Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

                   Principal Investment Strategies and Risks


The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OFI"), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

..  Capital Market Development;

..  Telecommunications/Media;

..  Efficiency Enhancing Technologies and Services;

..  Healthcare and Biotechnology;

..  Infrastructure Spending;

..  Emerging Consumer Markets;

..  Corporate Restructuring; and

..  Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class L Shares/(2)/

                                    [CHART]

 1994   1995    1996    1997   1998    1999    2000    2001     2002     2003
------  -----  ------  ------  -----  ------  ------  -------  -------  ------
-5.18%  4.91%  18.29%  15.57%  4.83%  56.42%  -9.12%  -24.18%  -29.89%  50.23%


During the periods shown above, the highest quarterly return was 39.38% for the quarter ended December 31, 1999 and the lowest was -29.47% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 0.38%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                         One   Five    Ten
                    Return Before Taxes  Year  Years  Years
                       Class L/(2)/     50.23%  2.57% 4.93%
                      MSCI EAFE/(3)/    38.59% -0.05% 4.47%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class L shares of the Fund for periods prior to its inception date (5/3/99) is based on the performance of Class S shares, adjusted to reflect Class L Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                           Since
                                                   One   Inception
                                                   Year  (5/3/99)
              Return Before Taxes - Class L       50.23%   1.57%
              Return After Taxes on
               Distributions - Class L            50.25%  -0.10%
              Return After Taxes on Distributions
               and Sale of Fund Shares - Class L  32.91%   0.74%
              MSCI EAFE/(3)/                      38.59%  -1.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                          Class L
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets) (% of
              average net assets)
               Management Fees                              .85%
               Distribution and Service (Rule 12b-1) Fees   None
               Other Expenses                               .42%
              Total Annual Fund Operating Expenses         1.27%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                    1.27%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class L shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class L  $129   $403    $697    $1,531

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund's portfolio as a whole are called "Principal Risks". These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

..  Market Risk - Money Market/Bond Funds

   All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund's Core Bond Segment, the Diversified Bond Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund's value will likely increase.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. "Duration" is defined on page 7 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..  Market Risk - Equity Funds

   The Core Equity Segment of the Balanced Fund, the Value Fund, the Small Company Opportunities Fund, the International Equity Fund, the Core Growth Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Small Capitalization Value Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

   These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

.. Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater


Terms appearing in bold type are discussed in greater detail under "Additional Investment Policies and Risk Considerations". Those sections also include more information about the funds, their investments and the related risks.

   risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

.. Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund's investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund's investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

.. Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

.. Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

.. Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

   The Funds may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

.. Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund's assets is not invested and could cause a loss in value due to illiquidity.

.. Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

.. Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Opportunities Fund, the Small Capitalization Value Fund and the International Equity Fund generally have the greatest exposure to this risk.

.. Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Enhanced Index Growth Fund, the International Equity Fund and the Core Growth Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

.. Value Company Risk. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Small Capitalization Value Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II generally have the greatest exposure to this risk.

.. Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

.. Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

.. Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.

.. Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

   The High Yield Fund may hold any portion of its assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

   Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

... Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

.. Portfolio Turnover Risk. Changes are made in a Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

                             Money                 Inflation Core
                             Market Short-Duration Protected Bond Diversified High Yield Balanced Value
 Risk                         Fund    Bond Fund    Bond Fund Fund  Bond Fund     Fund      Fund   Fund

 Market Risk                   X          X            X      X        X          X         X       X

 Credit Risk                   X          X            X      X        X          X         X       X

 Management Risk               X          X            X      X        X          X         X       X

 Prepayment Risk                          X            X      X        X          X         X

 Liquidity Risk                                        X      X        X          X         X

 Derivative Risk                          X            X      X        X          X         X       X

 Foreign Investment Risk                               X      X        X          X         X       X

 Emerging Markets Risk                                        X        X          X         X

 Currency Risk                                         X      X        X          X         X

 Smaller Company Risk

 Growth Company Risk

 Value Company Risk                                                                                 X

 Leveraging Risk                          X            X      X        X          X         X       X

 Convertible Securities Risk                                                      X

 Equity Securities Risk                                                                             X

 Lower-Rated Fixed Income

 Securities Risk                                                                  X

 Preferred Stock Risk                                                             X

 Portfolio Turnover Risk                                                          X

                                                                                                        Small
                              Enhanced    Enhanced    Enhanced    Core    Enhanced       Small         Company
                             Index Value Index Value Index Core  Growth Index Growth Capitalization Opportunities International
 Risk                           Fund       Fund II   Equity Fund  Fund      Fund       Value Fund       Fund       Equity Fund

 Market Risk                      X           X           X        X         X             X              X             X

 Credit Risk                      X           X           X                  X                            X             X

 Management Risk                  X           X           X        X         X             X              X             X

 Prepayment Risk

 Liquidity Risk                   X           X           X                  X                            X             X

 Derivative Risk                  X           X           X                  X                            X             X

 Foreign Investment Risk                                                                                  X             X

 Emerging Markets Risk                                                                                                  X

 Currency Risk                                                                                            X             X

 Smaller Company Risk                                                                      X              X

 Growth Company Risk                                                         X                            X

 Value Company Risk               X           X

 Leveraging Risk                  X           X           X                  X                            X             X

 Convertible Securities Risk

 Equity Securities Risk           X           X           X        X         X             X              X

 Lower-Rated Fixed Income

 Securities Risk

 Preferred Stock Risk

 Portfolio Turnover Risk          X           X           X                  X                            X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company ("MassMutual"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund's average daily net assets as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, ..50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, ..35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Growth Fund, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class L shares of the Funds are .2144% to ..3968%.

Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of all of the Funds except the International Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

      William M. Awad III ______________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street
      Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

      Robert K. Baumbach _______________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Paul S. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson investment professionals.

      Chris C. Cao _____________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

      Ronald Desautels _________________________________________________________
      is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

      Michael Farrell __________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

      Jill Fields ______________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Clifford Noreen since its inception. Ms. Fields, a Managing Director of Babson, joined Babson in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

      James B. Gribbell ________________________________________________________
      is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with more than 12 years of investment experience and a Managing Director of Babson, has managed the Core Growth Fund since its inception. Mr. Gribbell has been employed by Babson for over 8 years. Mr. Gribbell is assisted in the day-to-day management of the Core Growth Fund by a team of investment professionals.

      Lance F. James ___________________________________________________________
      is primarily responsible for the day-to-day management of the Small Capitalization Value Fund. Mr. James has been employed by Babson since 1986 and has been a portfolio manager since 1991. Mr. James has been primarily responsible for the day-to-day management of the Small Capitalization Value Fund since its inception. Mr. James is assisted in the day-to-day management of the Small Capitalization Value Fund by a team of investment professionals.

      Mary Wilson Kibbe ________________________________________________________
      is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is the head of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

      Stephen F. Libera ________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

      Anthony M. Maramarco _____________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Michael P. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

      David L. Nagle ___________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 18 years of investment experience with Babson.

      Clifford Noreen __________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Ms. Fields since its inception. Mr. Noreen, a Managing Director of Babson since 2000, was previously employed as an investment professional by MassMutual from 1985 through 1999.

      Michael P. Stack _________________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

      Paul S. Szczygiel ________________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel has managed the Small Company Opportunities Fund since its inception. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

      George Evans _____________________________________________________________
      has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

      William L. Wilby _________________________________________________________
      Other members of OFI's Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

About the Classes of Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class L shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class L shares of the Funds may also be purchased by the following Eligible Purchasers:

Class L Shares

Eligible Purchasers. Class L shares may be purchased by:

..  Non-qualified deferred compensation plans;

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

..  Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

Additionally, shareholders of the Value Fund who held shares of that Fund prior to October 31, 2004 may purchase Class L shares of the Value Fund.

Shareholder and Distribution Fees. Class L shares of each Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund or Funds of your choice. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class L shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class L shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class L shares, the Funds have adopted distribution and servicing plans (i.e., Rule

12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Where Class L shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class L shares will be paid quarterly, in arrears.

Investing In The Funds

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in "Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004." An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the International Equity Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the International Equity Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..  you have engaged in excessive trading;

.. a Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

..  a pattern of exchanges occurs which coincides with a market timing strategy;
   or

.. the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund's shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust's name changed from The DLB Fund Group) and who previously placed transaction orders directly with

Trust through a DLB Fund Coordinator, will, as of November 1, 2004, place trades by telephone or in writing directly with Investors Bank & Trust Company ("IBT"), the Trust's Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone will be able to do so beginning November 1, 2004 through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn:
Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

.. A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

.. The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual "Medallion Guaranteed" stamp.

.. If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

.. The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each Fund's assets are valued based on the market value of the Fund's total portfolio. The Funds' valuation methods are described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund's distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Core Bond Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor's shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the predecessor funds of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to five separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act and the Code. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds' expenses, as described in the Expense Information section of the summary pages for each Fund in this Prospectus.

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or shorter periods for newer Funds). The Inflation-Protected Bond Fund commenced operations December 31, 2003 and does not have financial results. The Enhanced Index Value Fund II commenced operations October 13, 2004 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than results for the six months ended 4/30/04 or 6/30/04, as the case may be) has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in either the Funds' Annual Report (in the case of the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund and the Small Capitalization Value Fund) or in MassMutual Select Funds' Annual Report (in the case of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund), each of which is available on request.

                               MONEY MARKET FUND

                                                                            Class L
                                                                            -------
                                       Six months
                                          ended
                                         6/30/04       Year ended    Year ended   Year ended   Year ended   Period ended
                                       (Unaudited)      12/31/03     12/31/02+    12/31/01+    12/31/00+     12/31/99++
                                      -----------     ----------     ----------   ----------   ----------   ------------
Net asset value, beginning of
 period                                 $  1.00        $  1.00        $  1.00      $  1.00      $  0.99        $ 1.00
                                        -------        -------        -------      -------      -------        ------
Income (loss) from investment
 operations:
  Net investment income                    0.00 ***++     0.00 ***++     0.01 ***     0.04 ***     0.07 ***      0.04 ***
  Net realized and unrealized gain
   (loss) on investments                   0.00 ++        0.00 ++        0.00 ++      0.00 ++     (0.00)++      (0.01)
                                        -------        -------        -------      -------      -------        ------
     Total income from
      investment operations                0.00           0.00           0.01         0.04         0.07          0.03
                                        -------        -------        -------      -------      -------        ------
Less distributions to shareholders:
  From net investment income              (0.00)++       (0.00)++       (0.01)       (0.04)       (0.06)        (0.04)
  From net realized gains                 (0.00)++       (0.00)++           -            -            -             -
                                        -------        -------        -------      -------      -------        ------
     Total distributions                  (0.00)         (0.00)         (0.01)       (0.04)       (0.06)        (0.04)
                                        -------        -------        -------      -------      -------        ------
Net asset value, end of period          $  1.00        $  1.00        $  1.00      $  1.00      $  1.00        $ 0.99
                                        =======        =======        =======      =======      =======        ======
Total Return(a)                           0.18% **       0.44%          1.19%        3.88%        6.07%         3.34% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)     $62,750        $55,400        $66,906      $53,151      $24,010        $9,842
  Ratio of expenses to average daily
   net assets:
    Before expense waiver                 0.72% *        0.70%          0.70%        0.71%        0.70%         0.76% *
    After expense waiver#                 0.66% *          N/A            N/A          N/A          N/A           N/A
  Net investment income to average
   daily net assets                       0.35% *        0.44%          1.17%        3.58%        6.25%         6.11% *

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Amounts have been restated to reflect stock splits.
++ Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003, and six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                           SHORT-DURATION BOND FUND

                                                                             Class L
                                                                             -------
                                      Six months ended
                                          6/30/04       Year ended    Year ended   Year ended    Year ended   Period ended
                                        (Unaudited)      12/31/03      12/31/02    12/31/01(b)    12/31/00     12/31/99+
                                      ---------------- ----------    ----------    -----------   ----------   ------------
Net asset value, beginning of period      $  10.27      $  10.32      $  10.01       $  9.95      $  9.92        $10.42
                                          --------      --------      --------       -------      -------        ------
Income (loss) from investment
 operations:
  Net investment income                       0.17 ***      0.36 ***      0.43 ***      0.51 ***     0.63 ***      0.38 ***
  Net realized and unrealized gain
   (loss) on investments                     (0.18)         0.01          0.32          0.10        (0.00)+       (0.23)
                                          --------      --------      --------       -------      -------        ------
     Total income (loss) from
      investment operations                  (0.01)         0.37          0.75          0.61         0.63          0.15
                                          --------      --------      --------       -------      -------        ------
Less distributions to shareholders:
  From net investment income                     -         (0.42)        (0.44)        (0.55)       (0.60)        (0.64)
  From net realized gains                        -             -             -             -            -         (0.01)
                                          --------      --------      --------       -------      -------        ------
     Total distributions                         -         (0.42)        (0.44)        (0.55)       (0.60)        (0.65)
                                          --------      --------      --------       -------      -------        ------
Net asset value, end of period            $  10.26      $  10.27      $  10.32       $ 10.01      $  9.95        $ 9.92
                                          ========      ========      ========       =======      =======        ======
Total Return(a)                            (0.10)% **      3.55%         7.47%         6.16%        6.37%         1.48% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)       $185,477      $183,757      $139,555       $77,789      $45,694        $1,524
  Ratio of expenses to average daily
   net assets:
    Before expense waiver                    0.74% *       0.74%         0.74%         0.74%        0.74%         0.75% *
    After expense waiver#                    0.72% *         N/A           N/A           N/A          N/A           N/A
  Net investment income to average
   daily net assets                          3.41% *       3.46%         4.13%         4.96%        6.14%         5.39% *
  Portfolio turnover rate                      28% **        41%           19%           24%          55%           59% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net realized and unrealized loss on investments is less than $0.01 per share. + For the period May 3, 1999 (commencement of operations) through December 31,
   1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2004 through June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                         INFLATION-PROTECTED BOND FUND

                                                                Class L
                                                                -------
                                                     Six months ended
                                                         6/30/04      Period ended
                                                       (Unaudited)     12/31/03+
                                                     ---------------- ------------
Net asset value, beginning of period                      $10.00         $10.00
                                                          ------         ------
Income (loss) from investment operations:
  Net investment income                                     0.23 ***          -
  Net realized and unrealized loss on investments          (0.07)             -
                                                          ------         ------
     Total income from investment operations                0.16              -
                                                          ------         ------
Net asset value, end of period                            $10.16         $10.00
                                                          ======         ======
Total Return(a)                                            1.60% **           - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                       $1,885         $    1
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  0.86% *            - ++
    After expense waiver#                                  0.83% *            - ++
  Net investment income to average daily net assets        4.53% *            - ++
  Portfolio turnover rate                                     5% **         N/A

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  The Fund commenced operations on December 31, 2003.
++ Amounts are de minimis due to short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003 and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

                                CORE BOND FUND

                                                                               Class L
                                                                               -------
                                           Six months
                                              ended          Year         Year        Year          Year
                                             6/30/04        ended        ended        ended        ended     Period ended
                                           (Unaudited)     12/31/03     12/31/02   12/31/01(b)    12/31/00    12/31/99+
                                           -----------   --------     --------     -----------   --------    ------------
Net asset value, beginning of period        $  10.98     $  11.22     $  10.79      $  10.66     $ 10.11       $  10.97
                                            --------     --------     --------      --------     -------       --------
Income (loss) from investment
 operations:
  Net investment income                         0.20 ***     0.39 ***     0.52 ***      0.60 ***    0.66 ***       0.44 ***
  Net realized and unrealized gain (loss)
   on investments                              (0.20)        0.18         0.40          0.21        0.44          (0.61)
                                            --------     --------     --------      --------     -------       --------
     Total income (loss) from
      investment operations                     0.00         0.57         0.92          0.81        1.10          (0.17)
                                            --------     --------     --------      --------     -------       --------
Less distributions to shareholders:
  From net investment income                       -        (0.66)       (0.46)        (0.59)      (0.55)         (0.68)
  From net realized gains                          -        (0.15)       (0.03)        (0.09)          -          (0.01)
                                            --------     --------     --------      --------     -------       --------
     Total distributions                           -        (0.81)       (0.49)        (0.68)      (0.55)         (0.69)
                                            --------     --------     --------      --------     -------       --------
Net asset value, end of period              $  10.98     $  10.98     $  11.22      $  10.79     $ 10.66       $  10.11
                                            ========     ========     ========      ========     =======       ========
Total Return(a)                                0.00% **     5.09%        8.49%         7.62%      10.85%        (1.52)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)         $382,631     $348,158     $289,553      $174,896     $66,686       $  2,361
  Ratio of expenses to average daily net assets:
    Before expense waiver                      0.80% *      0.79%        0.79%         0.80%       0.79%          0.80% *
    After expense waiver#                      0.77% *        N/A          N/A           N/A         N/A            N/A
  Net investment income to average daily
   net assets                                  3.56% *      3.42%        4.62%         5.32%       6.21%          6.11% *
  Portfolio turnover rate                        55% **      146%         187%           68%         39%            61% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ For the period May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                             DIVERSIFIED BOND FUND

                                                                      Class L
                                                                      -------
                                Six months ended
                                    6/30/04      Year ended   Year ended   Year ended   Year ended   Period ended
                                  (Unaudited)     12/31/03     12/31/02    12/31/01(b)   12/31/00     12/31/99+
                                ---------------- ----------   ----------   -----------  ----------   ------------
Net asset value, beginning of
 period                             $ 10.56       $ 10.10       $ 9.66       $ 9.57       $ 9.56       $  10.00
                                    -------       -------       ------       ------       ------       --------
Income (loss) from
 investment operations:
  Net investment income                0.20 ***      0.43 ***     0.51 ***     0.58 ***     0.64 ***       0.41 ***
  Net realized and unrealized
   gain (loss) on investments         (0.17)         0.35         0.33         0.07         0.03          (0.45)
                                    -------       -------       ------       ------       ------       --------
     Total income (loss)
      from investment
      operations                       0.03          0.78         0.84         0.65         0.67          (0.04)
                                    -------       -------       ------       ------       ------       --------
Less distributions to
 shareholders:
  From net investment income              -         (0.29)       (0.40)       (0.56)       (0.66)         (0.40)
  Tax return of capital                   -             -            -            -        (0.00)+            -
  From net realized gains                 -         (0.03)           -            -            -              -
                                    -------       -------       ------       ------       ------       --------
     Total distributions                  -         (0.32)       (0.40)       (0.56)       (0.66)         (0.40)
                                    -------       -------       ------       ------       ------       --------
Net asset value, end of period      $ 10.59       $ 10.56       $10.10       $ 9.66       $ 9.57       $   9.56
                                    =======       =======       ======       ======       ======       ========
Total Return(a)                       0.28% **      8.36%        8.09%        6.87%        6.99%        (0.38)% **
Ratios / Supplemental Data:
  Net assets, end of period
   (000's)                          $98,153       $64,281       $  632       $4,026       $  283       $    101
  Ratio of expenses to average
   daily net assets:
    Before expense waiver             0.86% *       0.90%        0.90%        0.86%        0.88%          0.94% *
    After expense waiver#             0.81% *         N/A        0.90%        0.84%        0.88%            N/A
  Net investment income to
   average daily net assets           3.87% *       3.99%        5.17%        5.75%        6.53%          6.17% *
  Portfolio turnover rate               67% **       105%          76%          62%          15%            32% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Tax return of capital is less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                HIGH YIELD FUND

                                                          Six Months
                                                             Ended                                     Period
                                                           April 30,      Years Ended October 31,       Ended
                                                             2004      -------------------------     October 31,
                                                          (Unaudited)    2003   2002(b)     2001       2000***
                                                          -----------  -------  -------  -------     -----------
Per share data (for a share outstanding throughout each
 period):
  Net asset value - beginning of period                     $ 10.05    $  8.27  $  8.94  $  9.88       $ 10.00
                                                            -------    -------  -------  -------       -------
Income from investment operations:
  Net investment income                                         .43        .82      .74      .79           .09
  Net realized and unrealized gain (loss) on investments        .19       1.79     (.67)    (.94)         (.12)
                                                            -------    -------  -------  -------       -------
                                                                .62       2.61      .07     (.15)         (.03)
                                                            -------    -------  -------  -------       -------
Less distributions to shareholders:
  From net investment income                                   (.42)      (.83)    (.74)    (.79)         (.09)
  From net realized gain on investments                           -          -        -        - (a)         -
                                                            -------    -------  -------  -------       -------
                                                               (.42)      (.83)    (.74)    (.79)         (.09)
                                                            -------    -------  -------  -------       -------
Net asset value - end of period                             $ 10.25    $ 10.05  $  8.27  $  8.94       $  9.88
                                                            =======    =======  =======  =======       =======
Total return                                                  6.23% **  33.04%    0.48%   (1.58%)       (0.30%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                     0.75% *    0.75%    0.75%    0.75%         0.75% *
  Ratio of net investment income to average net assets        8.41% *    8.98%    8.43%    8.35%         6.01% *
  Portfolio turnover                                            40% **    103%      73%      77%            5% **
  Net assets at end of period (000 omitted)                 $63,332    $50,552  $25,704  $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                     $  0.43    $  0.80  $  0.72  $  0.76       $  0.07
  Ratios (to average net assets):
    Expenses                                                  0.78% *    1.02%    1.04%    1.07%         2.12% *
    Net investment income                                     8.38% *    8.71%    8.14%    8.03%         4.64% *

*  Annualized.
** Not annualized.
***For the period from September 5, 2000 (commencement of operations) to
   October 31, 2000.
(a)Amount was less than $.01 per share.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                                Class L
                                                                                -------
                                           Six months
                                              ended
                                             6/30/04    Year ended    Year ended   Year ended     Year ended   Period ended
                                           (Unaudited)   12/31/03      12/31/02    12/31/01(b)     12/31/00     12/31/99+
                                           -----------  ----------   ----------    -----------   ----------    ------------
Net asset value, beginning of period         $ 8.91      $  7.71     $    8.98      $   9.85      $  13.22       $  14.62
                                             ------      -------     ---------      --------      --------       --------
Income (loss) from investment
 operations:
  Net investment income                        0.08 ***     0.16 ***      0.20 ***      0.23 ***      0.39 ***       0.47 ***
  Net realized and unrealized gain (loss)
   on investments                              0.12         1.21         (1.25)        (0.85)        (0.42)         (1.15)
                                             ------      -------     ---------      --------      --------       --------
     Total income (loss) from
      investment operations                    0.20         1.37         (1.05)        (0.62)        (0.03)         (0.68)
                                             ------      -------     ---------      --------      --------       --------
Less distributions to shareholders:
  From net investment income                      -        (0.17)        (0.22)        (0.25)        (0.49)         (0.50)
  Tax return of capital                           -            -             -             -             -          (0.00)+
  From net realized gains                         -            -             -         (0.00)+       (2.85)         (0.22)
                                             ------      -------     ---------      --------      --------       --------
     Total distributions                          -        (0.17)        (0.22)        (0.25)        (3.34)         (0.72)
                                             ------      -------     ---------      --------      --------       --------
Net asset value, end of period               $ 9.11      $  8.91     $    7.71      $   8.98      $   9.85       $  13.22
                                             ======      =======     =========      ========      ========       ========
Total Return(a)                               2.24% **    17.77%      (11.67)%       (6.31)%       (0.35)%        (4.69)% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)          $3,817      $ 2,393     $   3,280      $  3,976      $  4,721       $    173
  Net expenses to average daily net
   assets                                     0.93% *      0.91%         0.91%         0.91%         0.90%          0.89% *
  Net investment income to average
   daily net assets                           1.68% *      1.97%         2.33%         2.47%         2.97%          4.97% *
  Portfolio turnover rate                       62% **       95%           94%           85%          100%            19% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Tax return of capital and distributions from net realized gains are less than $0.01 per share.
+ For the period May 3, 1999 (commencement of operations) through December 31, 1999.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                  VALUE FUND

                                           Six Months
                                              Ended                                         Ten Months        Year
                                            April 30,         Years Ended October 31,          Ended         Ended
                                              2004      ----------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002     2001     2000      1999           1998
                                           -----------  -------  -------  -------  -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $ 14.15    $ 12.25  $ 12.96  $ 13.72  $ 14.91    $ 14.48       $ 14.91
                                             -------    -------  -------  -------  -------    -------       -------
Income from investment operations:
  Net investment income                          .14        .18      .15      .21      .39        .29           .27
  Net realized and unrealized gain (loss)
   on investments                                .88       1.87     (.67)    (.69)    (.21)       .14           .50
                                             -------    -------  -------  -------  -------    -------       -------
                                                1.02       2.05     (.52)    (.48)     .18        .43           .77
                                             -------    -------  -------  -------  -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.23)      (.15)    (.19)    (.28)    (.33)         - (a)      (.27)
  From net realized gain on investments            -          -        -        -    (1.04)         - (a)      (.93)
                                             -------    -------  -------  -------  -------    -------       -------
                                                (.23)      (.15)    (.19)    (.28)   (1.37)         -         (1.20)
                                             -------    -------  -------  -------  -------    -------       -------
Net asset value - end of period              $ 14.94    $ 14.15  $ 12.25  $ 12.96  $ 13.72    $ 14.91       $ 14.48
                                             =======    =======  =======  =======  =======    =======       =======
Total return                                   7.24% **  16.87%   (4.08%)  (3.69%)   1.93%      2.98% **      5.25%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.80% *    0.80%    0.80%    0.80%    0.79%      0.74% *       0.60%
  Ratio of net investment income to
   average net assets                          1.38% *    1.43%    1.14%    1.49%    1.73%      2.22% *       1.85%
  Portfolio turnover                             10% **     49%      24%      26%      41%        28% **        21%
  Net assets at end of period (000
   omitted)                                  $61,202    $68,306  $52,339  $49,835  $56,431    $74,383       $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                      $  0.14    $  0.18  $  0.15  $  0.20  $     -    $     -       $  0.25
  Ratios (to average net assets):
    Expenses                                   0.81% *    0.82%    0.83%    0.86%        -          -         0.75%
    Net investment income                      1.37% *    1.41%    1.11%    1.43%        -          -         1.69%

*  Annualized
** Not annualized.
(a)Amount was less than $.01 per share.

                           ENHANCED INDEX VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                             $ 10.01    $  8.35  $  9.18    $ 10.00
                                                                    -------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .10        .17      .14        .11
  Net realized and unrealized gain (loss) on investments                .68       1.63     (.83)      (.93)
                                                                    -------    -------  -------    -------
                                                                        .78       1.80     (.69)      (.82)
                                                                    -------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.17)      (.14)    (.14)         -
                                                                    -------    -------  -------    -------
Net asset value - end of period                                     $ 10.62    $ 10.01  $  8.35    $  9.18
                                                                    =======    =======  =======    =======
Total return                                                          7.76% **  21.87%   (7.79%)    (8.20%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.70% *    0.70%    0.70%      0.70% *
  Ratio of net investment income to average net assets                1.77% *    1.86%    1.49%      1.26% *
  Portfolio turnover                                                    53% **     94%     115%        65% **
  Net assets at end of period (000 omitted)                         $30,755    $28,342  $22,061    $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                             $  0.08    $  0.12  $  0.09    $  0.07
  Ratios (to average net assets):
    Expenses                                                          1.03% *    1.22%    1.19%      1.16% *
    Net investment income                                             1.44% *    1.34%    1.00%      0.80% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                        ENHANCED INDEX CORE EQUITY FUND

                                    Six Months
                                       Ended                                              Ten Months
                                     April 30,           Years Ended October 31,             Ended       Year Ended
                                       2004      ---------------------------------------  October 31,   December 31,
                                    (Unaudited)    2003     2002        2001       2000      1999           1998
                                    -----------  -------  --------  --------     -------  -----------   ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  9.28    $  7.82  $   9.29  $  17.36     $ 17.25    $ 15.89       $ 14.55
                                      -------    -------  --------  --------     -------    -------       -------
Income from investment
 operations:
  Net investment income (loss)            .05        .09       .08       .05        (.06)      (.03)          .01
  Net realized and unrealized gain
   (loss) on investments                  .48       1.45     (1.48)    (5.22)       2.25       1.39          3.72
                                      -------    -------  --------  --------     -------    -------       -------
                                          .53       1.54     (1.40)    (5.17)       2.19       1.36          3.73
                                      -------    -------  --------  --------     -------    -------       -------
Less distributions to shareholders:
  From net investment income             (.09)      (.08)     (.07)        -           -          - (a)      (.01)
  From net realized gain on
   investments                              -          -         -     (2.90)      (2.08)         - (a)     (2.38)
                                      -------    -------  --------  --------     -------    -------       -------
                                         (.09)      (.08)     (.07)    (2.90)      (2.08)         -         (2.39)
                                      -------    -------  --------  --------     -------    -------       -------
Net asset value - end of period       $  9.72    $  9.28  $   7.82  $   9.29     $ 17.36    $ 17.25       $ 15.89
                                      =======    =======  ========  ========     =======    =======       =======
Total return                            5.75% **  19.93%   (15.22%)  (33.06%)     12.84%      8.60% **     25.71%
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.70% *    0.70%     0.70%     0.73% (b)   0.90%      0.90% *       0.90%
  Ratio of net investment income
   (loss) to average net assets         1.01% *    1.11%     0.91%     0.45%      (0.35%)    (0.20%)*       0.08%
  Portfolio turnover                      62% **     90%      101%      220%        144%        97% **        81%
  Net assets at end of period (000
   omitted)                           $29,311    $27,402  $ 23,920  $ 28,236     $48,662    $41,683       $35,308

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and
0.90% of the average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)        $  0.03    $  0.05  $   0.05  $   0.01     $ (0.09)   $ (0.06)      $ (0.02)
  Ratios (to average net assets):
    Expenses                            1.01% *    1.18%     1.08%     1.06%       1.05%      1.09% *       1.14%
    Net investment income (loss)        0.70% *    0.63%     0.53%     0.12%      (0.50%)    (0.39%)*      (0.17%)

*  Annualized.
** Not annualized.
(a)Amount was less than $.01 per share.
(b)Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

                               CORE GROWTH FUND

                                    Six Months
                                       Ended                                                  Ten Months
                                     April 30,             Years Ended October 31,               Ended      Period Ended
                                       2004      ------------------------------------------   October 31,   December 31,
                                    (Unaudited)    2003      2002        2001        2000        1999         1998***
                                    -----------  --------  --------  --------      --------  -----------    ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  7.83    $   6.85  $   8.33  $  14.65      $  12.93   $  12.82        $ 10.00
                                      -------    --------  --------  --------      --------   --------        -------
Income from investment
 operations:
  Net investment income (loss)            .03         .04       .02          - (a)     (.01)       .02            .05
  Net realized and unrealized gain
   (loss) on investments                  .45         .96     (1.49)    (4.85)         2.36        .09           3.09
                                      -------    --------  --------  --------      --------   --------        -------
                                          .48        1.00     (1.47)    (4.85)         2.35        .11           3.14
                                      -------    --------  --------  --------      --------   --------        -------
Less distributions to
 shareholders:
  From net investment income             (.05)       (.02)     (.01)        - (a)      (.02)          - (a)      (.05)
  From net realized gain on
   investments                              -           -         -     (1.47)         (.61)          - (a)      (.27)
                                      -------    --------  --------  --------      --------   --------        -------
                                         (.05)       (.02)     (.01)    (1.47)         (.63)         -           (.32)
                                      -------    --------  --------  --------      --------   --------        -------
Net asset value - end of period       $  8.26    $   7.83  $   6.85  $   8.33      $  14.65   $  12.93        $ 12.82
                                      =======    ========  ========  ========      ========   ========        =======
Total return                            6.14% **   14.56%   (17.71%)  (35.74%)       18.57%      0.85% **      31.33% **
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.78% *     0.75%     0.74%     0.73%         0.69%      0.68% *        0.80% *
  Ratio of net investment income
   (loss) to average net assets         0.32% *     0.41%     0.16%     0.05%        (0.09%)     0.19% *        0.48% *
  Portfolio turnover                      16% **      83%       43%       51%           96%        66% **         34% **
  Net assets at end of period (000
   omitted)                           $76,580    $101,530  $ 92,479  $112,222      $156,920   $115,991        $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income               $     -    $      -  $      -  $      -      $      -   $      -        $  0.03
  Ratios (to average net assets):
    Expenses                                -           -         -         -             -          -          0.95% *
    Net investment income                   -           -         -         -             -          -          0.32% *

*  Annualized.
** Not annualized.
***For the period from January 20, 1998 (commencement of operations) to
   December 31, 1998.
(a)Amount was less than $.01 per share.

                          ENHANCED INDEX GROWTH FUND

                                                                 Six Months
                                                                    Ended        Years Ended
                                                                  April 30,      October 31,     Period Ended
                                                                    2004      -----------------  October 31,
                                                                 (Unaudited)    2003     2002      2001***
                                                                 -----------  -------  --------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  7.41    $  6.12  $   7.66    $  10.00
                                                                   -------    -------  --------    --------
Income from investment operations:
  Net investment income                                                .01        .03       .02           - (a)
  Net realized and unrealized gain (loss) on investments               .29       1.28     (1.55)      (2.34)
                                                                   -------    -------  --------    --------
                                                                       .30       1.31     (1.53)      (2.34)
                                                                   -------    -------  --------    --------
Less distributions to shareholders:
  From net investment income                                          (.03)      (.02)     (.01)          -
                                                                   -------    -------  --------    --------
Net asset value - end of period                                    $  7.68    $  7.41  $   6.12    $   7.66
                                                                   =======    =======  ========    ========
Total return                                                         4.02% **  21.42%   (20.03%)    (23.40%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                            0.70% *    0.70%     0.70%       0.70% *
  Ratio of net investment income (loss) to average net assets        0.33% *    0.41%     0.20%      (0.02%)*
  Portfolio turnover                                                   56% **     69%       65%         68% **
  Net assets at end of period (000 omitted)                        $21,148    $20,154  $ 15,416    $ 19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment loss                                              $ (0.01)   $ (0.02) $  (0.03)   $  (0.04)
  Ratios (to average net assets):
    Expenses                                                         1.18% *    1.40%     1.29%       1.24% *
    Net investment loss                                             (0.15%)*   (0.29%)   (0.39%)     (0.56%)*

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to
   October 31, 2001.
(a)Amount was less than $.01 per share.

                        SMALL CAPITALIZATION VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  12.80    $  9.31  $  9.71    $ 10.00
                                                                   --------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .02        .03      .06        .06
  Net realized and unrealized gain (loss) on investments               1.49       3.50     (.14)      (.34)
                                                                   --------    -------  -------    -------
                                                                       1.51       3.53     (.08)      (.28)
                                                                   --------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.03)      (.04)    (.07)      (.01)
  From net realized gain on investments                                   -          -     (.25)         -
                                                                   --------    -------  -------    -------
                                                                       (.03)      (.04)    (.32)      (.01)
                                                                   --------    -------  -------    -------
Net asset value - end of period                                    $  14.28    $ 12.80  $  9.31    $  9.71
                                                                   ========    =======  =======    =======
Total return                                                         11.79% **  38.13%   (1.08%)    (2.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.85% *    0.85%    0.85%      0.85% *
  Ratio of net investment income to average net assets                0.22% *    0.39%    0.52%      0.66% *
  Portfolio turnover                                                    23% **     65%      40%        31% **
  Net assets at end of period (000 omitted)                        $107,016    $83,165  $59,322    $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                            $   0.01    $  0.02  $  0.04    $  0.05
  Ratios (to average net assets):
    Expenses                                                          0.90% *    0.98%    0.99%      0.99% *
    Net investment income                                             0.17% *    0.26%    0.38%      0.52% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                       SMALL COMPANY OPPORTUNITIES FUND

                                  Six Months
                                     Ended                                               Ten Months
                                   April 30,            Years Ended October 31,             Ended     Period Ended
                                     2004      ----------------------------------------  October 31,  December 31,
                                  (Unaudited)      2003       2002      2001      2000      1999        1998***
                                  -----------  --------     --------  --------  -------  -----------  ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                          $  15.16    $  11.76     $  13.95  $  12.72  $  8.89    $  8.61      $  10.00
                                   --------    --------     --------  --------  -------    -------      --------
Income from investment
 operations:
  Net investment income (loss)         (.03)       (.04)        (.03)      .02      .02       (.01)         (.01)
  Net realized and unrealized
   gain (loss) on investments           .20        3.74        (1.13)     2.57     3.96        .29         (1.38)
                                   --------    --------     --------  --------  -------    -------      --------
                                        .17        3.70        (1.16)     2.59     3.98        .28         (1.39)
                                   --------    --------     --------  --------  -------    -------      --------
Less distributions to
 shareholders:
  From net investment income              -           -         (.02)     (.02)       -          -             -
  From net realized gain on
   investments                            -        (.30)       (1.01)    (1.34)    (.15)         -             -
  Tax return of capital                   -           - (a)        -         -        -          -             -
                                   --------    --------     --------  --------  -------    -------      --------
                                          -        (.30)       (1.03)    (1.36)    (.15)         -             -
                                   --------    --------     --------  --------  -------    -------      --------
Net asset value - end of period    $  15.33    $  15.16     $  11.76  $  13.95  $ 12.72    $  8.89      $   8.61
                                   ========    ========     ========  ========  =======    =======      ========
Total return                          1.12% **   32.08%       (9.66%)   23.02%   45.92%      2.92% **    (13.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average
   net assets                         1.14% *     1.14%        1.15%     1.19%    1.30%      1.30% *       1.30% *
  Ratio of net investment
   income (loss) to average net
   assets                            (0.44%)*    (0.37%)      (0.26%)    0.20%    0.30%     (0.18%)*      (0.28%)*
  Portfolio turnover                    25% **      53%          51%      115%     114%        68% **        51% **
  Net assets at end of period
   (000 omitted)                   $487,042    $450,972     $299,885  $220,957  $84,599    $31,819      $ 19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)     $      -    $      -     $      -  $      -  $  0.02    $ (0.02)     $  (0.03)
  Ratios (to average net
   assets):
    Expenses                              -           -            -         -    1.34%      1.51% *       1.77% *
    Net investment income
     (loss)                               -           -            -         -    0.26%     (0.39%)*      (0.76%)*

*  Annualized.
** Not annualized.
***For the period from July 20, 1998 (commencement of operations) to December
   31, 1998.
(a)Amount was less than $.01 per share.

                           INTERNATIONAL EQUITY FUND

                                                                                   Class L
                                                                                   -------
                                           Six months ended
                                               6/30/04        Year ended    Year ended    Year ended    Year ended
                                             (Unaudited)       12/31/03      12/31/02      12/31/01      12/31/00
                                           ----------------  ----------    ----------    ----------    ----------
Net asset value, beginning of period           $   9.48       $   6.34     $    9.13     $   12.07      $  16.89
                                               --------       --------     ---------     ---------      --------
Income (loss) from investment
 operations:
  Net investment income (loss)                     0.04 ***       0.03 ***      0.08 ***      0.07 ***     (0.06)***
  Net realized and unrealized gain (loss)
   on investments                                  0.11           3.15         (2.81)        (2.99)        (1.54)
                                               --------       --------     ---------     ---------      --------
     Total income (loss) from
      investment operations                        0.15           3.18         (2.73)        (2.92)        (1.60)
                                               --------       --------     ---------     ---------      --------
Less distributions to shareholders:
  From net investment income                          -          (0.04)        (0.06)        (0.02)        (0.02)
  Tax return of capital                               -              -         (0.00)+           -             -
  From net realized gains                             -              -             -             -         (3.20)
                                               --------       --------     ---------     ---------      --------
     Total distributions                              -          (0.04)        (0.06)        (0.02)        (3.22)
                                               --------       --------     ---------     ---------      --------
Net asset value, end of period                 $   9.63       $   9.48     $    6.34     $    9.13      $  12.07
                                               ========       ========     =========     =========      ========
Total Return(a)                                   1.58% **      50.23%      (29.89)%      (24.18)%       (9.12)%
Ratios / Supplemental Data:
  Net assets, end of period (000's)            $187,372       $183,493     $  95,876     $ 106,987      $ 67,113
  Ratio of expenses to average daily net
   assets:
    Before expense waiver                         1.28% *        1.27%         1.28%         1.26%         1.37%
    After expense waiver#                         1.26% *(b)     1.25% (b)     1.27% (b)     1.25%           N/A
  Net investment income (loss) to
   average daily net assets                       0.92% *        0.34%         0.97%         0.66%       (0.37)%
  Portfolio turnover rate                           25% **         70%           40%           38%           69%



                                           Period ended
                                            12/31/99+
                                           ------------
Net asset value, beginning of period         $  12.00
                                             --------
Income (loss) from investment
 operations:
  Net investment income (loss)                  (0.05)***
  Net realized and unrealized gain (loss)
   on investments                                5.78
                                             --------
     Total income (loss) from
      investment operations                      5.73
                                             --------
Less distributions to shareholders:
  From net investment income                    (0.03)
  Tax return of capital                             -
  From net realized gains                       (0.81)
                                             --------
     Total distributions                        (0.84)
                                             --------
Net asset value, end of period               $  16.89
                                             ========
Total Return(a)                                48.17% **
Ratios / Supplemental Data:
  Net assets, end of period (000's)          $  7,335
  Ratio of expenses to average daily net
   assets:
    Before expense waiver                       1.26% *
    After expense waiver#                         N/A
  Net investment income (loss) to
   average daily net assets                   (0.54)% *
  Portfolio turnover rate                         63% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Distributions from net investment income and tax return of capital are less than $0.01 per share.
+ For the period May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

                        ADDITIONAL INVESTMENT POLICIES

                            AND RISK CONSIDERATIONS


The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds' fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

.. to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..  to protect a Fund's unrealized gains or limit its unrealized losses; and

..  to manage a Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund's portfolio.

(1)Forward Contracts - Each Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund's Sub-Adviser deems it appropriate to do so.

(2)Currency Transactions - The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Funds may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

.. the risk that interest rates and securities prices will not move in the direction anticipated;

.. the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

.. the Fund's Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund's total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the International Equity Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund and the High Yield Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund's Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, a Fund's Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)There is no limitation for U.S. Government Securities.

(2)In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers' acceptances issued by domestic banks.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by the Fund's Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                           MASSMUTUAL PREMIER FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report and a listing of each Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds: You may request information about the Funds (including the SAI or certain information regarding the portfolio holdings of a Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

                                                  Filed pursuant to Rule 497(c)
                                                              File No. 33-82366
                           MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class A shares of the following Funds:

Stable Value                                        Sub-Advised by:
MassMutual Premier Money Market Fund                Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund         Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund    Babson Capital Management LLC
MassMutual Premier Core Bond Fund                   Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund            Babson Capital Management LLC
MassMutual Premier High Yield Fund                  Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund                    Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund                       Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund        Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II     Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund  Babson Capital Management LLC

Large Cap Growth
MassMutual Premier Core Growth Fund                 Babson Capital Management LLC
MassMutual Premier Enhanced Index Growth Fund       Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Small Capitalization Value Fund  Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund Babson Capital Management LLC

International
MassMutual Premier International Equity Fund        OppenheimerFunds, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

                                  PROSPECTUS
                               November 1, 2004

Table of Contents                                                 Page

Summary Information..............................................   3
About the Funds
      MassMutual Premier Money Market Fund.......................   5
      MassMutual Premier Short-Duration Bond Fund................   7
      MassMutual Premier Inflation-Protected Bond Fund...........   9
      MassMutual Premier Core Bond Fund..........................  11
      MassMutual Premier Diversified Bond Fund...................  13
      MassMutual Premier High Yield Fund.........................  15
      MassMutual Premier Balanced Fund...........................  17
      MassMutual Premier Value Fund..............................  19
      MassMutual Premier Enhanced Index Value Fund...............  21
      MassMutual Premier Enhanced Index Value Fund II............  23
      MassMutual Premier Enhanced Index Core Equity Fund.........  25
      MassMutual Premier Core Growth Fund........................  27
      MassMutual Premier Enhanced Index Growth Fund..............  29
      MassMutual Premier Small Capitalization Value Fund.........  31
      MassMutual Premier Small Company Opportunities Fund........  33
      MassMutual Premier International Equity Fund...............  35
Summary of Principal Risks.......................................  37
About the Investment Adviser and Sub-Advisers
      Massachusetts Mutual Life Insurance Company................  43
      Babson Capital Management LLC..............................  43
      OppenheimerFunds, Inc......................................  45
About the Class A Shares
      Class A Shares.............................................  46
      Compensation to Intermediaries.............................  47
Investing in the Funds
      Buying, Redeeming and Exchanging Shares....................  48
      Initial Sales Charges......................................  49
      Contingent Deferred Sales Charges..........................  50
      Determining Net Asset Value................................  51
      How to Invest..............................................  52
      Taxation and Distributions.................................  52
Investment Performance...........................................  54
Financial Highlights.............................................  55
Additional Investment Policies and Risk Considerations...........  70

Summary Information

MassMutual Premier Funds (formerly, The DLB Fund Group) (the "Trust") provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund's:

..  Investment objectives.

.. Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the Funds begins on page 49.

.. Investment return over the past ten years, or since inception if less than ten years old.

..  Average annual total returns for the last one-, five- and ten-year periods
   (or, shorter periods for newer Funds) and how the Fund's performance compares to that of a comparable broad-based index.

..  Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund's investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for Class A shares of a Fund includes the performance of the corresponding series of MassMutual Select Funds (formerly, MassMutual Institutional Funds) or the performance of a predecessor separate investment account of MassMutual before that account became a Fund, or a combination of these sources of performance information. In addition, where indicated, average annual total returns for Class A shares are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Funds' performance. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Funds. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds' performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Funds' performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under "Expense Information" are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund's "Net Fund Expenses." These costs are deducted from a Fund's assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

MassMutual Premier Money Market Fund

                             Investment Objective


This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

                   Principal Investment Strategies and Risks


The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

..  commercial paper and other corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  certificates evidencing participation in bank loans; and

..  certificates of deposit and bankers' acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund's Sub-Adviser, Babson Capital Management LLC, (formerly, David L. Babson & Company Inc.) ("Babson"), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of returns in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                     [CHART]

                                    Bar chart

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
3.34%  5.09%  4.56%  4.71%  4.61%  4.59%  5.84%  3.62%  0.92%  0.20%

During the periods shown above, the highest quarterly return was 1.51% for the quarter ended December 31, 2000 and the lowest was 0.03% for the quarter ended December 31, 2003.

Year-to-date performance through September 30, 2004 was 0.08%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                           One   Five   Ten
                   Return Before Taxes     Year  Years Years
                    Class A/(2)/           0.20% 3.01% 3.73%
                    Salomon Smith Barney
                     3-Month Treasury Bill
                     Index/(3)/            1.07% 3.50% 4.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class A shares of the Fund for periods prior its inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class A Total Annual Fund Operating Expenses. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(3) 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund's shares are not guaranteed.

The Fund's 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund's current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

                              Expense Information


                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .35%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .35%
          Total Annual Fund Operating Expenses                   .95%
                                                                -----
          Expense Reimbursement/(1)/                            (.18%)
          Net Fund Expenses/(2)(3)/                              .77%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .18% of other expenses for Class A of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class A  $79    $246    $428     $953

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Short-Duration Bond Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund's portfolio duration is intended to be three years or less. The Fund's Sub-Adviser, Babson, may increase the portfolio's duration when it believes longer-term investments offer higher yields. When Babson believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio's duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]

 1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
------  ------  -----  -----  -----  -----  -----  -----  -----  -----
-0.90%  11.77%  5.57%  6.84%  6.29%  3.10%  6.48%  6.42%  7.75%  3.68%


During the periods shown above, the highest quarterly return was 3.94% for the quarter ended June 30, 1995 and the lowest was -1.72% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 1.80%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five   Ten
                  Return Before Taxes        Year  Years Years
                   Class A/(2)/             -0.44% 4.23% 4.69%
                   Lehman Brothers 1-3 Year
                    Government Bond
                    Index/(3)/               1.98% 5.51% 5.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class A shares of the Fund for periods prior its inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class A Total Annual Fund Operating Expenses and for any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                                   Since
                                                     One   Five  Inception
                                                     Year  Years (1/1/98)
       Return Before Taxes - Class A/(2)/           -0.44% 4.23%   4.47%
       Return After Taxes on Distributions -
        Class A/(2)/                                -1.76% 2.29%   2.53%
       Return After Taxes on Distributions and
        Sale of Fund Shares - Class A/(2)/          -0.29% 2.39%   2.59%
       Lehman Brothers 1-3 Year Government Bond
        Index/(3)/                                   1.98% 5.51%   6.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                                Class A
      Shareholder Fees (fees paid directly from your
      investment)
       Maximum Sales Charge (Load) on purchases
        (as a % of offering price)                              3.50%
       Maximum Deferred Sales Charge (Load)
        (as a % of the lower of the original offering price or
        redemption proceeds)                                     None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.


                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .40%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .34%
          Total Annual Fund Operating Expenses                   .99%
                                                                -----
          Expense Reimbursement/(1)/                            (.07%)
          Net Fund Expenses/(2)(3)/                              .92%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .07% of other expenses for Class A of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year 3 Years 5 Years 10 Years
      Class A                              $441   $633    $842    $1,441

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Inflation-Protected Bond Fund

                             Investment Objective


This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond's principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund's Sub-Adviser, Babson, believes that such investments are more attractive than inflation-indexed bonds. The Fund's non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund's Sub-Adviser intends for the Fund's dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund's benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality of AAA/AA+.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                              Annual Performance


The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

                         Average Annual Total Returns


Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund's returns have deviated from the broad market.

                              Expense Information


                                                            Class A
         Shareholder Fees (fees paid directly from your
         investment) )
          Maximum Sales Charge (Load) on purchases (as a %
           of offering price)                               4.75%
          Maximum Deferred Sales Charge (Load) (as a % of
           the lower of the original offering price or
           redemption proceeds)                              None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                             Class A
           Annual Fund Operating Expenses (expenses that are
           deducted from Fund assets) (% of average net
           assets)
            Management Fees                                    .48%
            Distribution and Service (Rule 12b-1) Fees         .25%
            Other Expenses/(1)/                                .35%
            Total Annual Fund Operating Expenses              1.08%
                                                             ------
            Expense Reimbursement                            (0.00%)
            Net Fund Expenses/(2)(3)/                         1.08%

(1) Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to held you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year 3 Years
                Class A                             $580   $803

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for all accounts with investment objectives, policies and strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                                     [CHART]

                                    Bar chart

                                  2002    2003
                                 -----    ----
                                 16.15%   7.21%

During the periods shown above, the highest quarterly return was 7.74% for the quarter ended September 30, 2002 and the lowest was 0.18% for the quarter ended September 30, 2003.

Year-to-date performance through September 30, 2004 was 4.60%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

         Babson Average Annual Total Returns for Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

                                                        Since
                                                One   Inception
                                                Year  (10/1/01)
                 Babson Composite
                   Class A/(1)/                 1.56%   6.66%
                 Lehman U.S. Treasury Inflation
                  Note Index/(2)/               8.40%  10.43%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect Total Annual Fund Operating Expenses listed in the fee table above, including sales loads. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

MassMutual Premier Core Bond Fund


                             Investment Objective


This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                     [CHART]

                                    Bar chart

1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
-----   -----   ----   ----   ----   -----   -----   ----   ----   ----
-4.11%  19.15%  2.30%  9.78%  8.44%  -2.06%  10.88%  7.92%  8.71%  5.32%

During the periods shown above, the highest quarterly return was 6.41% for the quarter ended June 30, 1995 and the lowest was -3.65% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 2.89%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                              One   Five   Ten
                 Return Before Taxes          Year  Years Years
                  Class A/(2)/               -0.21% 4.60% 5.41%
                  Lehman Brothers
                   Aggregate Bond Index/(3)/  4.11% 6.62% 6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to October 31, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

(2) Performance for Class A shares of the Fund for periods prior its inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class A Total Annual Fund Operating Expenses and for any applicable sales charge.

  Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                              Since
                                                One   Five  Inception
                                                Year  Years (1/1/98)
            Return Before Taxes - Class A/(2)/ -0.21% 4.60%   5.10%
            Return After Taxes on
             Distributions - Class A/(2)/      -2.42% 2.43%   2.92%
            Return After Taxes on
             Distributions and Sale of Fund
             Shares - Class A/(2)/              0.00% 2.57%   3.00%
            Lehman Brothers Aggregate Bond
             Index/(3)/                         4.11% 6.62%   7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                                Class A
      Shareholder Fees (fees paid directly from your
      investment)
       Maximum Sales Charge (Load) on purchases
        (as a % of offering price)                              4.75%
       Maximum Deferred Sales Charge (Load)
        (as a % of the lower of the original offering price or
        redemption proceeds)                                     None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .48%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .31%
          Total Annual Fund Operating Expenses                  1.04%
                                                                -----
           Expense Reimbursement/(1)/                           (.08%)
           Net Fund Expenses/(2)(3)/                             .96%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class A through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year 3 Years 5 Years 10 Years
       Class A                             $569   $767    $981    $1,596

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Diversified Bond Fund

                             Investment Objective


This Fund seeks a superior total rate of return by investing in fixed income instruments.

                   Principal Investment Strategies and Risks


This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers;

..  private placement bonds, including securities issued pursuant to Rule 144A;
   and

..  mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

..  money market securities, including commercial paper;

..  U.S. Treasury futures and forward contracts;

..  interest rate and currency swaps; and

.. options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund's Sub-Adviser, Babson, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(1)/

                                    [CHART]

                                   Bar Chart

                           2000   2001   2002   2003
                           ----   ----   ----   ----
                           7.19%  7.11%  8.41%  8.43%

During the periods shown above, the highest quarterly return was 3.91% for the quarter ended June 30, 2003 and the lowest was 0.10% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 3.20%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
                                                  Year  (5/3/99)
               Return Before Taxes - Class A/(2)/ 2.83%   5.00%
               Return After Taxes on
                Distributions - Class A/(2)/      2.19%   3.17%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class A/(2)/             1.89%   3.11%
               Lehman Brothers Aggregate
                Bond Index/(3)/                   4.11%   7.16%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class A shares of the Fund reflects any applicable sales charge.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                        Class A
              Shareholder Fees (fees paid directly
              from your investment)
               Maximum Sales Charge (Load) on
                purchases (as a % of offering price)    4.75%
               Maximum Deferred Sales Charge (Load)
                (as a % of the lower of the original
                offering price or redemption proceeds)   None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                         Class A
                Annual Fund Operating Expenses
                (expenses that are deducted from Fund
                assets) (% of average net assets)
                 Management Fees                           .50%
                 Distribution and Service (Rule 12b-1)
                  Fees                                     .25%
                 Other Expenses                            .39%
                Total Annual Fund Operating Expenses      1.14%
                                                          -----
                 Expense Reimbursement/(1)/               (.15%)
                 Net Fund Expenses/(2)(3)/                 .99%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .15% of other expenses for Class A of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
          Class A                        $572   $776    $996    $1,629

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier High Yield Fund

                             Investment Objective


This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Fund's Sub-Adviser, Babson, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that Babson determines to be of comparable quality.

Babson employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. Babson prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Convertible Securities Risk, Currency Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]

2001   2002    2003
-----  -----  ------
1.71%  4.53%  29.81%


During the periods shown above, the highest quarterly return was 10.98% for the quarter ended June 30, 2003 and the lowest was -3.13% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 5.39%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
                Return Before Taxes              Year  (9/05/00)
                 Class A/(2)/                   21.85%   7.46%
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class A Total Annual Fund Operating Expenses and to reflect any applicable sales charge.

(3) The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (9/05/00)
                 Return Before Taxes - Class Y  29.81%   9.83%
                 Return After Taxes on
                  Distributions - Class Y       25.95%   6.39%
                 Return After Taxes on
                  Distributions and Sale of     19.11%   6.16%
                 Fund Shares - Class Y
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .40%
           Total Annual Fund Operating Expenses                 1.15%
                                                               ------
           Expense Reimbursement                               (0.00%)
           Net Fund Expenses/(1)(2)/                            1.15%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
          Class A                        $686   $920   $1,172   $1,891

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Balanced Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

                   Principal Investment Strategies and Risks


The Fund's portfolio consists of three segments:

.. The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

.. The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

.. The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's Sub-Adviser, Babson, about each segment's potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund's total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund's total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund's total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]

                                   Bar chart

1994    1995    1996    1997    1998    1999   2000    2001    2002     2003
----   -----   -----   -----   -----   -----   ----   -----   ------   -----
1.78%  20.54%  12.11%  17.96%  12.77%  -2.17%  0.58%  -6.51%  -11.98%  17.52%

During the periods shown above, the highest quarterly return was 9.96% for the quarter ended June 30, 2003 and the lowest was -9.77% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.81%. Year-to-date performance does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                               One   Five    Ten
             Return Before Taxes               Year  Years  Years
              Class A/(2)/                    10.73% -2.38%  4.95%
              S&P 500(R) Index/(3)/           28.67% -0.57% 11.06%
              Lipper Balanced Fund Index/(4)/ 19.94%  2.95%  8.20%
              Lehman Brothers Aggregate
               Bond Index/(5)/                 4.11%  6.62%  6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class A shares of the Fund for periods prior its inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class A Total Annual Fund Operating Expenses and for any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                        Since
                                         One   Five   Inception
                                         Year  Years  (1/1/98)
                 Return Before Taxes -
                  Class A/(2)/          10.73% -2.38%   0.00%
                 Return After Taxes on
                  Distributions -
                  Class A/(2)/          10.21% -4.34%  -2.15%
                 Return After Taxes on
                  Distributions and
                  Sale of Fund
                  Shares - Class A/(2)/  7.15% -2.81%  -0.89%
                 S&P 500(R)Index/(3)/   28.67% -0.57%  11.85%
                 Lipper Balanced Fund
                  Index/(4)/            19.94%  2.95%   9.04%
                 Lehman Brothers
                  Aggregate Bond
                  Index/(5)/             4.11%  6.62%   7.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                            Class A
         Shareholder Fees
         (fees paid directly from your investment)
          Maximum Sales Charge (Load) on purchases (as a %
           of offering price)                               5.75%
          Maximum Deferred Sales Charge (Load) (as a % of
           the lower of the original offering price or
           redemption proceeds)                              None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                             Class A
           Annual Fund Operating Expenses (expenses that are
           deducted from Fund assets) (% of average net
           assets)
            Management Fees                                    .48%
            Distribution and Service (Rule 12b-1) Fees         .25%
            Other Expenses                                     .43%
           Total Annual Fund Operating Expenses               1.16%
                                                             ------
            Expense Reimbursement                            (0.00%)
            Net Fund Expenses/(1)(2)/                         1.16%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
          Class A                        $687   $923   $1,177   $1,902

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                   Principal Investment Strategies and Risks


The Fund normally invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson will invest in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk, Leveraging Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]


 1996       1997     1998      1999      2000       2001      2002       2003
------    -------    -----     -----     -----     ------    -------     -----
23.61%     25.86%    4.72%     0.18%     9.07%    -0.63%    -11.79%     24.08%



During the periods shown above, the highest quarterly return was 15.30% for the quarter ended June 30, 2003 and the lowest was -17.87% for the quarter ended September 30, 1998.

Year-to-date performance through September 30, 2004 was 4.88%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                 Return Before           One   Five   Inception
                 Taxes                   Year  Years  (7/25/95)
                  Class A/(2)/          16.95%  3.29%   8.38%
                  Russell 1000(R)
                   Value Index/(3)/     30.03%  3.56%  11.80%
                  S&P 500(R) Index/(4)/ 28.68% -0.57%  10.33%
                  S&P 500(R)/ Barra
                   Large Cap
                   Value Index/(5)/     31.79%  1.95%  10.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class L shares, adjusted to reflect Class A Total Annual Fund Operating Expenses and to reflect any applicable sales charge.

(3) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

                                                            Since
                                             One   Five   Inception
                                             Year  Years  (7/25/95)
              Return Before Taxes - Class L 24.46%  3.84%   9.52%
              Return After Taxes on
               Distributions - Class L      24.17%  2.91%   8.11%
              Return After Taxes on
               Distributions and Sale of
               Fund Shares - Class L        16.28%  2.80%   7.58%
              Russell 1000(R) Value
               Index/(3)/                   30.03%  3.56%  11.80%
              S&P 500(R) Index/(4)/         28.68% -0.57%  10.33%
              S&P 500(R)/ Barra Large Cap
               Value Index/(5)/             31.79%  1.95%  10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class L and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class L shares are not offered by this Prospectus.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.


                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .35%
          Total Annual Fund Operating Expenses                  1.10%
                                                                -----
          Expense Reimbursement                                 (.01%)
          Net Fund Expenses/(1)(2)/                             1.09%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $680   $902   $1,142   $1,826

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                     [CHART]

                                   Bar chart

                                                  2001       2002        2003
                                                 ------     -------     -------
                                                 -5.74%     -13.91%     28.23%


During the periods shown above, the highest quarterly return was 16.40% for the quarter ended June 30, 2003 and the lowest was -18.27% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.46%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class A/(2)/                     20.85%   1.00%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class A Total Annual Fund Operating Expenses and to reflect any applicable sales charge.

(3) The Russell 1000(R) Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class Y    28.73%   3.39%
               Return After Taxes on
                Distributions - Class Y         28.43%   2.92%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                19.07%   2.64%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .34%
          Total Annual Fund Operating Expenses                  1.09%
                                                               ------
          Expense Reimbursement                                (0.00%)
          Fund Expenses/(1)(2)/                                 1.09%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.
(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $680   $902   $1,142   $1,826

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Value Fund II

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. Babson believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 37.

                              Annual Performance


SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a %
          of offering price)                                  5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses/(1)/                                   .34%
          Total Annual Fund Operating Expenses                  1.09%
                                                                -----
          Expense Reimbursement                                 (.00%)
          Net Fund Expenses/(2)(3)/                             1.09%

(1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

(2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                1 Year 3 Years
                 Class A                         $680   $902

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

                                    [CHART]

 2001    2002     2003
------  -------  ------
-5.82%  -13.96%  28.09%




During the periods shown above, the highest quarterly return was 16.37% for the quarter ended June 30, 2003 and the lowest was -18.20% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.45%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                             Babson Average Annual
                  Total Returns for All Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                      Since
                                       One   Three  Inception
                                       Year  Years  (6/1/00)
                    Babson Composite
                    Class A/(1)/      20.73% -0.73%   1.29%
                    Russell 1000(R)
                     Value Index/(2)/ 30.03%  1.22%   2.85%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect the Total Annual Fund Operating Expenses listed in the fee table above, including sales loads. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Premier Enhanced Index Core Equity Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]


 1997       1998       1999       2000        2001        2002        2003
------     ------     ------     -------     -------     -------     ------
31.90%     25.44%     21.03%     -15.97%     -13.75%     -22.12%     26.71%



During the periods shown above, the highest quarterly return was 23.77% for the quarter ended December 31, 1998 and the lowest was -17.63% for the quarter ended December 31, 2000.

Year-to-date performance through September 30, 2004 was 1.40%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (8/26/96)
                  Class A/(2)/          19.42% -3.99%   6.59%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   8.85%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class A Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                           One   Five   Inception
                                           Year  Years  ( 8/26/96)
               Return Before Taxes -
                Class Y                   27.28% -2.48%   7.81%
               Return After Taxes on
                Distributions - Class Y   27.10% -4.45%   5.54%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class Y     17.98% -2.88%   5.88%
               S&P 500(R) Index/(3)/      28.68% -0.57%   8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .40%
          Total Annual Fund Operating Expenses                  1.15%
                                                                -----
          Expense Reimbursement/(1)/                            (.06%)
          Net Fund Expenses/(2)(3)/                             1.09%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .06% for Class A of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $680   $902   $1,142   $1,826

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Core Growth Fund

                             Investment Objective


This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                   Principal Investment Strategies and Risks


The Fund's Sub-Adviser, Babson, believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson first uses database screening to narrow the Fund's investment universe based on a company's historic level of revenue, cash flow and earnings growth. Next, Babson uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. Babson believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The principal risks of investing in the Fund are Market Risk, Management Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]

 1999    2000    2001     2002     2003
------  ------  -------  -------  ------
12.55%  -7.52%  -20.58%  -25.04%  20.11%


During the periods shown above, the highest quarterly return was 17.67% for the quarter ended December 31, 1999 and the lowest was -19.75% for the quarter ended September 30, 2001.

Year-to-date performance through September 30, 2004 was 1.14%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (1/20/98)
                  Class A/(2)/          13.21% -6.85%  -1.42%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   3.97%
                  Russell 1000 Growth
                   Index/(4)/           29.75% -5.11%   1.13%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class A Total Annual Fund Operating Expenses and to reflect any applicable sales charges.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (1/20/98)
                Return Before Taxes -
                  Class S                20.65% -5.28%   0.03%
                Return After Taxes on
                 Distributions - Class S 20.54% -6.05%  -0.81%
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares -
                  Class S                13.57% -4.56%  -0.19%
                S&P 500(R) Index/(3)/    28.68% -0.57%   3.97%
                Russell 1000 Growth
                 Index/(4)/              29.75% -5.11%   1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .55%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .40%
          Total Annual Fund Operating Expenses                  1.20%
                                                               ------
          Expense Reimbursement                                (0.00%)
          Net Fund Expenses/(1)(2)/                             1.20%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.
(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $691   $935   $1,197   $1,944

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Enhanced Index Growth Fund


                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/
                                    [CHART]
  2001     2002    2003
-------  -------  ------
-20.12%  -28.33%  28.81%



During the periods shown above, the highest quarterly return was 14.08% for the quarter ended June 30, 2003 and the lowest was -20.69% for the quarter ended March 31, 2001.

Year-to-date performance through September 30, 2004 was -2.41%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
              Return Before Taxes                 Year  (12/19/00)
               Class A/(2)/                      21.41%  -10.18%
               Russell 1000(R) Growth Index/(3)/ 29.75%  - 9.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class A Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The Russell 1000(R) Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                             Since
                                                     One   Inception
                                                     Year  (12/19/00)
            Return Before Taxes - Class Y           29.40%   -7.99%
            Return After Taxes on Distributions -
             Class Y                                29.32%   -8.06%
            Return After Taxes on Distributions and
             Sale of Fund Shares - Class Y          19.19%   -6.73%
            Russell 1000(R) Growth Index/(3)/       29.75%   -9.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .50%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .40%
          Total Annual Fund Operating Expenses                  1.15%
                                                                -----
           Expense Reimbursement/(1)/                           (.06%)
           Net Fund Expenses/(2)(3)/                            1.09%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .06% for Class A of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class A  $680   $902   $1,142   $1,826

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Capitalization Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000(R) Index. The range of capitalization of companies included in the Russell 2000(R) Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund's Sub-Adviser, Babson, considers common stocks of those companies that satisfy the Fund's market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson's opinion, the ongoing business value of the underlying companies.

The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Equity Securities Risk, Smaller Company Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]

2001    2002    2003
-----  ------  ------
2.89%  -8.22%  45.62%


During the periods shown above, the highest quarterly return was 18.14% for the quarter ended December 31, 2003 and the lowest was -18.00% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 6.30%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class A/(2)/                     37.25%    9.97%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class A shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class A Total Annual Fund Operating Expenses and to reflect any applicable sales charges.

(3) The Russell 2000(R) Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000(R) Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

                                                             Since
                                                     One   Inception
                                                     Year  (12/19/00)
            Return Before Taxes - Class S           46.28%   12.65%
            Return After Taxes on Distributions -
              Class S                               46.24%   12.11%
            Return After Taxes on Distributions and
             Sale of Fund Shares - Class S          30.14%   10.57%
            Russell 2000(R) Index/(3)/              47.25%    7.73%
            Russell 2000(R) Value Index/(4)/        46.03%   15.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class A shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                            Class A
         Shareholder Fees (fees paid directly from your
         investment)
          Maximum Sales Charge (Load) on purchases (as a %
           of offering price)                               5.75%
          Maximum Deferred Sales Charge (Load) (as a % of
           the lower of the original offering price or
           redemption proceeds)                              None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                             Class A
            Annual Fund Operating Expenses (expenses that
            are deducted from Fund assets) (% of average net
            assets)
             Management Fees                                   .70%
             Distribution and Service (Rule 12b-1) Fees        .25%
             Other Expenses                                    .35%
            Total Annual Fund Operating Expenses              1.30%
                                                             ------
            Expense Reimbursement                            (0.00%)
            Net Fund Expenses/(1)(2)/                         1.30%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $700   $964   $1,247   $2,051

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier Small Company Opportunities Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's Sub-Adviser, Babson, to be realistically valued.

                   Principal Investment Strategies and Risks


Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Leveraging Risk, Equity Securities Risk, Growth Company Risk and Portfolio Turnover Risk.

These risks are described beginning on page 49.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.
                                Class A Shares

                                    [CHART]

 1999    2000    2001     2002    2003
------  ------  ------  -------  ------
13.80%  36.61%  30.69%  -12.62%  28.83%



During the periods shown above, the highest quarterly return was 21.66% for the quarter ended June 30, 2001 and the lowest was -19.79% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.72%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/20/98)
                 Class A                 21.42% 16.60%  12.01%
                 Russell 2000 Index/(2)/ 47.25%  7.13%   4.87%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges but does reflect the initial sales charge. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

(2) The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/20/98)
                 Return Before Taxes -
                  Class A                21.42% 16.60%  12.01%
                 Return After Taxes on
                  Distributions -
                  Class A                21.42% 14.77%  10.40%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class A                13.92% 13.39%   9.43%
                 Russell 2000 Index/(2)/ 47.25%  7.13%   4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary.

                              Expense Information


                                                              Class A
        Shareholder Fees (fees paid directly from your
        investment)
         Maximum Sales Charge (Load) on purchases (as a % of
          offering price)                                     5.75%
         Maximum Deferred Sales Charge (Load) (as a % of the
          lower of the original offering price or redemption
          proceeds)                                            None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                               Class A
          Annual Fund Operating Expenses (expenses that are
          deducted from Fund assets) (% of average net assets)
           Management Fees                                       .58%
           Distribution and Service (Rule 12b-1) Fees            .25%
           Other Expenses                                        .32%
          Total Annual Fund Operating Expenses                  1.15%
          Expense Reimbursement                                 (.01%)
                                                                -----
          Net Fund Expenses/(1)(2)/                             1.14%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $685   $917   $1,167   $1,880

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

MassMutual Premier International Equity Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

                   Principal Investment Strategies and Risks


The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OFI"), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

..  Capital Market Development;

..  Telecommunications/Media;

..  Efficiency Enhancing Technologies and Services;

..  Healthcare and Biotechnology;

..  Infrastructure Spending;

..  Emerging Consumer Markets;

..  Corporate Restructuring; and

..  Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculations of returns in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class A Shares/(2)/

                                    [CHART]

 1994   1995    1996    1997   1998    1999    2000    2001     2002     2003
------  -----  ------  ------  -----  ------  ------  -------  -------  ------
-5.58%  4.46%  17.75%  15.05%  3.40%  56.25%  -9.30%  -24.37%  -30.11% 49.88%


During the periods shown above, the highest quarterly return was 39.30% for the quarter ended December 31, 1999 and the lowest was -29.47% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 0.12%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                               One   Five    Ten
               Return Before Taxes             Year  Years  Years
                Class A/(2)/                  41.18%  1.14% 3.98%
                MSCI EAFE/(3)/                38.59% -0.05% 4.47%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class A shares of the Fund for periods prior its inception date (1/1/98) is based on the performance of Class S shares adjusted to reflect Class A Total Annual Fund Operating Expenses and for any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(3) MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                              Since
                                               One   Five   Inception
                                               Year  Years  (1/1/98)
           Return Before Taxes - Class A/(2)/ 41.18%  1.14%   1.68%
           Return After Taxes on
            Distributions - Class A/(2)/      41.20% -0.40%  -0.36%
           Return After Taxes on
            Distributions and Sale of Fund
            Shares - Class A/(2)/             26.92%  0.42%   0.58%
           MSCI EAFE/(3)/                     38.59% -0.05%   3.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                            Class A
         Shareholder Fees (fees paid directly from your
         investment)
          Maximum Sales Charge (Load) on purchases (as a %
           of offering price)                               5.75%
          Maximum Deferred Sales Charge (Load) (as a % of
           the lower of the original offering price or
           redemption proceeds)                              None/(1)/

(1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.

                                                             Class A
           Annual Fund Operating Expenses (expenses that are
           deducted from Fund assets) (% of average net
           assets)
            Management Fees                                    .85%
            Distribution and Service (Rule 12b-1) Fees         .25%
            Other Expenses                                     .42%
           Total Annual Fund Operating Expenses               1.52%
                                                             ------
           Expense Reimbursement                             (0.00%)
           Net Fund Expenses/(1)(2)/                          1.52%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. The examples include the initial sales charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year 3 Years 5 Years 10 Years
         Class A                         $721  $1,028  $1,357   $2,281

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund's portfolio as a whole are called "Principal Risks". These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

..  Market Risk - Money Market/Bond Funds

   All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund's Core Bond Segment, the Diversified Bond Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund's value will likely increase.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. "Duration" is defined on page 7 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..  Market Risk - Equity Funds

   The Core Equity Segment of the Balanced Fund, the Value Fund, the Small Company Opportunities Fund, the International Equity Fund, the Core Growth Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Small Capitalization Value Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

   These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

.. Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater


Terms appearing in bold type are discussed in greater detail under "Additional Investment Policies and Risk Considerations". Those sections also include more information about the funds, their investments and the related risks.

   risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

.. Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund's investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund's investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

.. Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

.. Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

.. Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

   The Funds may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

.. Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund's assets is not invested and could cause a loss in value due to illiquidity.

.. Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

.. Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Opportunities Fund, the Small Capitalization Value Fund and the International Equity Fund generally have the greatest exposure to this risk.

.. Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Enhanced Index Growth Fund, the International Equity Fund and the Core Growth Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

.. Value Company Risk. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Small Capitalization Value Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II generally have the greatest exposure to this risk.

.. Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

.. Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

.. Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.

.. Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

   The High Yield Fund may hold any portion of its assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

   Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

.. Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

.. Portfolio Turnover Risk. Changes are made in a Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

                             Money                 Inflation Core
                             Market Short-Duration Protected Bond Diversified High Yield Balanced Value
 Risk                         Fund    Bond Fund    Bond Fund Fund  Bond Fund     Fund      Fund   Fund

 Market Risk                   X          X            X      X        X          X         X       X

 Credit Risk                   X          X            X      X        X          X         X       X

 Management Risk               X          X            X      X        X          X         X       X

 Prepayment Risk                          X            X      X        X          X         X

 Liquidity Risk                                        X      X        X          X         X

 Derivative Risk                          X            X      X        X          X         X       X

 Foreign Investment Risk                               X      X        X          X         X       X

 Emerging Markets Risk                                        X        X          X         X

 Currency Risk                                         X      X        X          X         X

 Smaller Company Risk

 Growth Company Risk

 Value Company Risk                                                                                 X

 Leveraging Risk                          X            X      X        X          X         X       X

 Convertible Securities Risk                                                      X

 Equity Securities Risk                                                                             X

 Lower-Rated Fixed Income

 Securities Risk                                                                  X

 Preferred Stock Risk                                                             X

 Portfolio Turnover Risk                                                          X

                                                                                                        Small
                              Enhanced    Enhanced    Enhanced    Core    Enhanced       Small         Company
                             Index Value Index Value Index Core  Growth Index Growth Capitalization Opportunities International
 Risk                           Fund       Fund II   Equity Fund  Fund      Fund       Value Fund       Fund       Equity Fund

 Market Risk                      X           X           X        X         X             X              X             X

 Credit Risk                      X           X           X                  X                            X             X

 Management Risk                  X           X           X        X         X             X              X             X

 Prepayment Risk

 Liquidity Risk                   X           X           X                  X                            X             X

 Derivative Risk                  X           X           X                  X                            X             X

 Foreign Investment Risk                                                                                  X             X

 Emerging Markets Risk                                                                                                  X

 Currency Risk                                                                                            X             X

 Smaller Company Risk                                                                      X              X

 Growth Company Risk                                                         X                            X

 Value Company Risk               X           X

 Leveraging Risk                  X           X           X                  X                            X             X

 Convertible Securities Risk

 Equity Securities Risk           X           X           X        X         X             X              X

 Lower-Rated Fixed Income

 Securities Risk

 Preferred Stock Risk

 Portfolio Turnover Risk          X           X           X                  X                            X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company ("MassMutual"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund's average daily net assets as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, ..50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, ..35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Growth Fund, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee range for Class A shares of the Fund is .2144% to ..3968%.

Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of all of the Funds except the International Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

      William M. Awad III ______________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street
      Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

      Robert K. Baumbach _______________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Paul S. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson investment professionals.

      Chris C. Cao _____________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

      Ronald Desautels _________________________________________________________
      is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

      Michael Farrell __________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

      Jill Fields ______________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Clifford Noreen since its inception. Ms. Fields, a Managing Director of Babson, joined Babson in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

      James B. Gribbell ________________________________________________________
      is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with more than 12 years of investment experience and a Managing Director of Babson, has managed the Core Growth Fund since its inception. Mr. Gribbell has been employed by Babson for over 8 years. Mr. Gribbell is assisted in the day-to-day management of the Core Growth Fund by a team of investment professionals.

      Lance F. James ___________________________________________________________
      is primarily responsible for the day-to-day management of the Small Capitalization Value Fund. Mr. James has been employed by Babson since 1986 and has been a portfolio manager since 1991. Mr. James has been primarily responsible for the day-to-day management of the Small Capitalization Value Fund since its inception. Mr. James is assisted in the day-to-day management of the Small Capitalization Value Fund by a team of investment professionals.

      Mary Wilson Kibbe ________________________________________________________
      is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is the head of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

      Stephen F. Libera ________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

      Anthony M. Maramarco _____________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Michael P. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts Mutual Life Insurance Company.

      David L. Nagle ___________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 18 years of investment experience with Babson.

      Clifford Noreen __________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Ms. Fields since its inception. Mr. Noreen, a Managing Director of Babson since 2000, was previously employed as an investment professional by MassMutual from 1985 through 1999.

      Michael P. Stack _________________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

      Paul S. Szczygiel ________________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel has managed the Small Company Opportunities Fund since its inception. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

      George Evans _____________________________________________________________
      has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

      William L. Wilby _________________________________________________________
      Other members of OFI's Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

About the Classes of Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class A shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class A shares of the Funds may also be purchased by the following Eligible Purchasers:

Class A Shares

Eligible Purchasers. Class A shares may be purchased by:

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans;

..  Individual retirement accounts described in Code Section 408; and

.. Other institutional investors, nonqualified deferred compensation plans and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A shares. There is no minimum plan or institutional investor size to purchase Class A shares.

Additionally, shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004 may purchase Class A shares of the Small Company Opportunities Fund.

Class A shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees. Class A shares are sold at net asset value per share plus an initial sales charge. The Funds have adopted Rule 12b-1 Plans for Class A shares of the Funds.

Under the Class A Plans, each Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of that Fund's average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plans for service fees will be paid to MassMutual, through MML Distributors, LLC (the "Distributor"), and compensation under the Plans for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class A shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class A shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class A shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class A shares is described above under "Distribution and Service (Rule 12b-1) Fees". Where Class A shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class A shares will be paid quarterly, in arrears.

Investing In The Funds


Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in "Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004." An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the International Equity Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the International Equity Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..  you have engaged in excessive trading;

.. a Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

..  a pattern of exchanges occurs which coincides with a market timing strategy;
   or

.. the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund's shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust's name changed from The DLB Fund Group) and who previously placed transaction orders directly with Trust through a DLB Fund Coordinator, will, as of November 1, 2004, place trades by telephone or in writing directly with Investors Bank & Trust Company ("IBT"), the Trust's Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone will be able to do so beginning November 1, 2004 through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn:
Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

.. A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

.. The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual "Medallion Guaranteed" stamp.

.. If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

.. The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Initial Sales Charges

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

                      Front-End Sales Charge (As a Percentage of Offering Price) /
                      Front-End Sales Charges (As a Percentage of Net Amount
                      Invested) / Concession (As a Percentage of Offering Price) for
                      Different Purchase Amounts:
                      --------------------------------------------------------------
                                                        General       Shorter-
                         Price           General        Taxable         Term
                      Breakpoints        Equity          Bond           Bond
                      --------------------------------------------------------------
                      Less than          5.75%/         4.75%/         3.50%/
                        $25,000          6.10%/         4.99%/         3.63%/
                                          4.75%          4.00%          3.00%
                      --------------------------------------------------------------
                      $25,000-           5.50%/         4.75%/         3.50%/
                        $49,999          5.82%/         4.99%/         3.63%/
                                          4.75%          4.00%          3.00%
                      --------------------------------------------------------------
                      $50,000-           4.75%/         4.50%/         3.50%/
                        $99,999          4.99%/         4.71%/         3.63%/
                                          4.00%          3.75%          3.00%
                      --------------------------------------------------------------
                      $100,000-          3.75%/         3.50%/         3.00%/
                        $249,999         3.90%/         3.63%/         3.09%/
                                          3.00%          2.75%          2.50%
                      --------------------------------------------------------------
                      $250,000-          2.50%/         2.00%/         2.50%/
                        $499,999         2.56%/         2.04%/         2.56%/
                                          2.00%          2.25%          2.00%
                      --------------------------------------------------------------
                      $500,000-          2.00%/         2.00%/         2.00%/
                        $999,999         2.04%/         2.04%/         2.04%/
                                          1.60%          1.60%          1.50%
                      --------------------------------------------------------------
                      $1,000,000          None/          None/          None/
                        or more           None/          None/          None/
                                          1.00%          1.00%           .50%
                      --------------------------------------------------------------

A reduced sales charge may be obtained for Class A shares under the Funds' "Right of Accumulation" because of the economies of sale efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

.. Current purchases of Class A shares of more than Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

.. Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of any other Class A shares of Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at www.massmutual.com/retire.

Contingent Deferred Sales Charges

There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% or .50% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

.. the amount of your account value represented by an increase in net asset value over the initial purchase price,

.. shares purchased by the reinvestment of dividends or capital gains distributions, or

..  shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, and

2. shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class A Initial Sales Charges

The Class A sales charges will be waived for shares purchased in the following types of transactions:

..  Purchases into insurance company separate investment accounts.

..  Purchases into Retirement Plans or other employee benefit plans.

..  Purchases of Class A shares aggregating $1 million or more.

.. Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

.. Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

..  Shares sold to MassMutual or its affiliates.

.. Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..  Shares issued in plans of reorganization to which the Fund is a party.

..  Shares sold to present or former officers, directors, trustees or employees
   (and their "immediate families/1/") of the Fund, MassMutual and its affiliates.

.. Class A shares of the Small Company Opportunities Fund sold to shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004.

Waivers of Class A Contingent Deferred Sales Charges

The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:

..  Redemptions from insurance company separate investment accounts.

..  Redemptions from Retirement Plans or other employee benefit plans.

.. Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

.. Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

.. Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

.. Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

.. In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

.. Redemptions of Class A shares of the Small Company Opportunities Fund by shareholders of the Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:

..  Shares sold to MassMutual or its affiliates.

.. Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..  Shares issued in plans of reorganization to which the Fund is a party.

..  Shares sold to present or former officers, directors, trustees or employees
   (and their "immediate families/1/") of the Fund, MassMutual and its affiliates.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund's assets
-------------
/1/ The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each Fund's assets are valued based on the market value of the Fund's total portfolio. The Funds' valuation methods are described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund's distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Core Bond Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor's shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the predecessor funds of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to five separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act and the Code. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds' expenses, as described in the Expense Information section of the summary pages for each Fund in this Prospectus.

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or shorter periods for newer Funds). The Inflation-Protected Bond Fund commenced operations December 31, 2003 and does not have financial results. The Enhanced Index Value Fund II commenced operations October 13, 2004 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than results for the six months ended 4/30/04 or 6/30/04, as the case may be) has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in either the Funds' Annual Report (in the case of the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund and the Small Capitalization Value Fund) or in MassMutual Select Funds' Annual Report (in the case of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund), each of which is available on request.

                               MONEY MARKET FUND

                                                                            Class A
                                                                            -------
                                        Six months
                                           ended
                                          6/30/04       Year ended    Year ended   Year ended   Year ended   Year ended
                                        (Unaudited)      12/31/03     12/31/02+    12/31/01+    12/31/00+    12/31/99+
                                       -----------     ----------     ----------   ----------   ----------   ----------
Net asset value, beginning of
 period                                  $  1.00        $  1.00        $  1.00      $  1.00      $  1.00       $ 0.99
                                         -------        -------        -------      -------      -------       ------
Income (loss) from investment
 operations:
 Net investment income                      0.00 ***++     0.00 ***++     0.01 ***     0.03 ***     0.06 ***     0.05 ***
 Net realized and unrealized gain
   (loss) on investments                    0.00 ++        0.00 ++        0.00 ++      0.00 ++     (0.00)++     (0.00)++
                                         -------        -------        -------      -------      -------       ------
     Total income from investment
      operations                            0.00           0.00           0.01         0.03         0.06         0.05
                                         -------        -------        -------      -------      -------       ------
Less distributions to shareholders:
 From net investment income                (0.00)++       (0.00)++       (0.01)       (0.03)       (0.06)       (0.04)
 From net realized gains                   (0.00)++       (0.00)++           -            -            -            -
                                         -------        -------        -------      -------      -------       ------
     Total distributions                   (0.00)         (0.00)         (0.01)       (0.03)       (0.06)       (0.04)
                                         -------        -------        -------      -------      -------       ------
Net asset value, end of period           $  1.00        $  1.00        $  1.00      $  1.00      $  1.00       $ 1.00
                                         =======        =======        =======      =======      =======       ======
Total Return(a)                            0.07% **       0.20%          0.92%        3.62%        5.84%        4.59%
Ratios / Supplemental Data:
 Net assets, end of period (000's)       $85,804        $78,968        $90,331      $90,121      $29,149       $3,548
 Ratio of expenses to average
   daily net assets:
   Before expense waiver                   0.97% *        0.95%          0.95%        0.96%        0.95%        1.04%
   After expense waiver#                   0.87% *        0.94%            N/A          N/A          N/A          N/A
 Net investment income to average
   daily net assets                        0.13% *        0.21%          0.92%        3.28%        5.95%        4.89%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Amounts have been restated to reflect stock splits.
++ Net investment income, net realized and unrealized gain (loss) on investments, distributions from net investment income and distributions from net realized gains are less than $0.01 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003, and six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                           SHORT-DURATION BOND FUND

                                                                             Class A
                                                                             -------
                                       Six months ended
                                           6/30/04        Year ended   Year ended   Year ended    Year ended   Year ended
                                         (Unaudited)       12/31/03     12/31/02    12/31/01(b)    12/31/00     12/31/99
                                       ----------------   ----------   ----------   -----------   ----------   ----------
Net asset value, beginning of
 period                                    $  10.27        $ 10.34      $ 10.03       $  9.98       $ 9.98       $10.31
                                           --------        -------      -------       -------       ------       ------
Income (loss) from investment
 operations:
 Net investment income                         0.16 ***       0.34 ***     0.40 ***      0.49 ***     0.63 ***     0.50 ***
 Net realized and unrealized gain
   (loss) on investments                      (0.18)         (0.01)        0.32          0.10        (0.03)       (0.24)
                                           --------        -------      -------       -------       ------       ------
     Total income (loss) from
      investment operations                   (0.02)          0.33         0.72          0.59         0.60         0.26
                                           --------        -------      -------       -------       ------       ------
Less distributions to shareholders:
 From net investment income                       -          (0.40)       (0.41)        (0.54)       (0.60)       (0.58)
 From net realized gains                          -              -            -             -            -        (0.01)
                                           --------        -------      -------       -------       ------       ------
     Total distributions                          -          (0.40)       (0.41)        (0.54)       (0.60)       (0.59)
                                           --------        -------      -------       -------       ------       ------
Net asset value, end of period             $  10.25        $ 10.27      $ 10.34       $ 10.03       $ 9.98       $ 9.98
                                           ========        =======      =======       =======       ======       ======
Total Return(a)                             (0.19)% **(c)    3.22%        7.19%         5.94%        6.04%        2.51%
Ratios / Supplemental Data:
 Net assets, end of period (000's)         $ 50,512        $43,144      $21,199       $11,473       $5,359       $  134
 Ratio of expenses to average
   daily net assets:
   Before expense waiver                      0.99% *        0.99%        0.99%         0.99%        0.99%        1.05%
   After expense waiver#                      0.97% *          N/A          N/A           N/A          N/A          N/A
 Net investment income to average
   daily net assets                           3.20% *        3.20%        3.88%         4.67%        6.08%        4.81%
 Portfolio turnover rate                        28% **         41%          19%           24%          55%          59%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net realized and unrealized loss on investments is less than $0.01 per share. # Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2004 through June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share of $0.02, an increase to net realized and unrealized gains and losses per share of $0.02, and a decrease of the ratio of net investment income to average net assets of 0.20%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                         INFLATION-PROTECTED BOND FUND

                                                                Class A
                                                                -------
                                                     Six months ended
                                                         6/30/04       Period ended
                                                       (Unaudited)      12/31/03+
                                                     ----------------  ------------
Net asset value, beginning of period                      $10.00          $10.00
                                                          ------          ------
Income (loss) from investment operations:
  Net investment income                                     0.20 ***           -
  Net realized and unrealized loss on investments          (0.09)              -
                                                          ------          ------
     Total income from investment operations                0.11               -
                                                          ------          ------
Net asset value, end of period                            $10.11          $10.00
                                                          ======          ======
Total Return(a)                                            1.10% **(b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                       $  704          $    1
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  1.11% *             - ++
    After expense waiver#                                  1.08% *             - ++
  Net investment income to average daily net assets        4.03% *             - ++
  Portfolio turnover rate                                     5% **          N/A

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  The Fund commenced operations on December 31, 2003.
++ Amounts are de minimis due to short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003 and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)Total Return excludes a front-end sales charge for Class A and a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

                                CORE BOND FUND

                                                                               Class A
                                                                               -------
                                       Six months ended
                                           6/30/04         Year ended    Year ended   Year ended    Year ended    Year ended
                                         (Unaudited)        12/31/03      12/31/02    12/31/01(b)    12/31/00      12/31/99
                                       ----------------   ----------    ----------    -----------   ----------   ----------
Net asset value, beginning of
 period                                    $  10.93        $  11.18      $  10.76       $ 10.65      $ 10.12      $  11.06
                                           --------        --------      --------       -------      -------      --------
Income (loss) from investment
 operations:
 Net investment income                         0.18 ***        0.36 ***      0.48 ***      0.56 ***     0.65 ***      0.62 ***
 Net realized and unrealized gain
   (loss) on investments                      (0.19)           0.17          0.42          0.21         0.42         (0.89)
                                           --------        --------      --------       -------      -------      --------
     Total income (loss) from
      investment operations                   (0.01)           0.53          0.90          0.77         1.07         (0.27)
                                           --------        --------      --------       -------      -------      --------
Less distributions to shareholders:
 From net investment income                       -           (0.63)        (0.45)        (0.57)       (0.54)        (0.66)
 From net realized gains                          -           (0.15)        (0.03)        (0.09)           -         (0.01)
                                           --------        --------      --------       -------      -------      --------
     Total distributions                          -           (0.78)        (0.48)        (0.66)       (0.54)        (0.67)
                                           --------        --------      --------       -------      -------      --------
Net asset value, end of period             $  10.92        $  10.93      $  11.18       $ 10.76      $ 10.65      $  10.12
                                           ========        ========      ========       =======      =======      ========
Total Return(a)                             (0.09)% **(c)     4.78%         8.28%         7.32%       10.62%       (2.43)%
Ratios / Supplemental Data:
 Net assets, end of period (000's)         $205,536        $204,591      $156,727       $61,179      $13,435      $    576
 Ratio of expenses to average
   daily net assets:
   Before expense waiver                      1.05% *         1.04%         1.04%         1.05%        1.04%         1.07%
   After expense waiver#                      1.02% *           N/A           N/A           N/A          N/A           N/A
 Net investment income to average
   daily net assets                           3.35% *         3.17%         4.34%         5.03%        6.02%         5.70%
 Portfolio turnover rate                        55% **         146%          187%           68%          39%           61%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the the ratio of net investment income to average net assets of 0.09%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                             DIVERSIFIED BOND FUND

                                                                          Class A
                                                                          -------
                                        Six months
                                           ended          Year        Year        Year         Year        Year
                                          6/30/04        ended       ended        ended       ended        ended
                                        (Unaudited)     12/31/03    12/31/02   12/31/01(b)   12/31/00    12/31/99+
                                       -----------     --------    --------    -----------  --------    ---------
Net asset value, beginning of
 period                                  $ 10.63       $ 10.04     $  9.69       $ 9.57      $ 9.56     $  10.00
                                         -------       -------     -------       ------      ------     --------
Income (loss) from investment
 operations:
 Net investment income                      0.19 ***      0.44 ***    0.46 ***     0.57 ***    0.62 ***     0.39 ***
 Net realized and unrealized gain
   (loss) on investments                   (0.18)         0.36        0.29         0.08        0.02        (0.44)
                                         -------       -------     -------       ------      ------     --------
     Total income (loss) from
      investment operations                 0.01          0.80        0.75         0.65        0.64        (0.05)
                                         -------       -------     -------       ------      ------     --------
Less distributions to shareholders:
 From net investment income                    -         (0.18)      (0.40)       (0.53)      (0.63)       (0.39)
 Tax return of capital                         -             -           -            -       (0.00)+          -
 From net realized gains                       -         (0.03)          -            -           -            -
                                         -------       -------     -------       ------      ------     --------
     Total distributions                       -         (0.21)      (0.40)       (0.53)      (0.63)       (0.39)
                                         -------       -------     -------       ------      ------     --------
Net asset value, end of period           $ 10.64       $ 10.63     $ 10.04       $ 9.69      $ 9.57     $   9.56
                                         =======       =======     =======       ======      ======     ========
Total Return(a)                            0.09% **(c)   7.95%       7.78%        6.69%       6.81%      (0.54)% **
Ratios / Supplemental Data:
 Net assets, end of period (000's)       $21,071       $12,221     $18,401       $4,094      $  312     $    100
 Ratio of expenses to average
   daily net assets:
   Before expense waiver                   1.11% *       1.14%       1.16%        1.11%       1.12%        1.19% *
   After expense waiver#                   1.05% *         N/A       1.15%        1.09%       1.11%          N/A
 Net investment income to average
   daily net assets                        3.65% *       4.17%       4.61%        5.70%       6.27%        5.92% *
 Portfolio turnover rate                     67% **       105%         76%          62%         15%          32% **

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Tax return of capital is less than $0.01 per share.
+ For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000, the year ended December 31, 2001, the period January 1, 2002 through April 30, 2002, and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of $0.01 per share, an increase to net realized and unrealized gains and losses of $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.07%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                                HIGH YIELD FUND

                                                          Six Months
                                                             Ended                                     Period
                                                           April 30,      Years Ended October 31,       Ended
                                                             2004      -------------------------     October 31,
                                                          (Unaudited)    2003   2002(b)     2001       2000***
                                                          -----------  -------  -------  -------     -----------
Per share data (for a share outstanding throughout each
 period):
  Net asset value - beginning of period                     $ 10.05    $  8.27  $  8.94  $  9.88       $ 10.00
                                                            -------    -------  -------  -------       -------
Income from investment operations:
  Net investment income                                         .43        .82      .74      .79           .09
  Net realized and unrealized gain (loss) on investments        .19       1.79     (.67)    (.94)         (.12)
                                                            -------    -------  -------  -------       -------
                                                                .62       2.61      .07     (.15)         (.03)
                                                            -------    -------  -------  -------       -------
Less distributions to shareholders:
  From net investment income                                   (.42)      (.83)    (.74)    (.79)         (.09)
  From net realized gain on investments                           -          -        -        - (a)         -
                                                            -------    -------  -------  -------       -------
                                                               (.42)      (.83)    (.74)    (.79)         (.09)
                                                            -------    -------  -------  -------       -------
Net asset value - end of period                             $ 10.25    $ 10.05  $  8.27  $  8.94       $  9.88
                                                            =======    =======  =======  =======       =======
Total return                                                  6.23% **  33.04%    0.48%   (1.58%)       (0.30%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                     0.75% *    0.75%    0.75%    0.75%         0.75% *
  Ratio of net investment income to average net assets        8.41% *    8.98%    8.43%    8.35%         6.01% *
  Portfolio turnover                                            40% **    103%      73%      77%            5% **
  Net assets at end of period (000 omitted)                 $63,332    $50,552  $25,704  $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                     $  0.43    $  0.80  $  0.72  $  0.76       $  0.07
  Ratios (to average net assets):
    Expenses                                                  0.78% *    1.02%    1.04%    1.07%         2.12% *
    Net investment income                                     8.38% *    8.71%    8.14%    8.03%         4.64% *

*  Annualized.
** Not annualized.
***For the period from September 5, 2000 (commencement of operations) to
   October 31, 2000.
(a)Amount was less than $.01 per share.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                             Class A
                                                                             -------
                                       Six months
                                          ended
                                         6/30/04      Year ended    Year ended   Year ended     Year ended    Year ended
                                       (Unaudited)     12/31/03      12/31/02    12/31/01(b)     12/31/00      12/31/99
                                       -----------    ----------   ----------    -----------   ----------    ----------
Net asset value, beginning of
 period                                  $ 8.84        $  7.66     $    8.93      $   9.81      $  13.21      $  14.20
                                         ------        -------     ---------      --------      --------      --------
Income (loss) from investment
 operations:
 Net investment income                     0.06 ***       0.14 ***      0.17 ***      0.20 ***      0.35 ***      0.40 ***
 Net realized and unrealized gain
   (loss) on investments                   0.13           1.20         (1.24)        (0.84)        (0.41)        (0.70)
                                         ------        -------     ---------      --------      --------      --------
     Total income (loss) from
      investment operations                0.19           1.34         (1.07)        (0.64)        (0.06)        (0.30)
                                         ------        -------     ---------      --------      --------      --------
Less distributions to shareholders:
 From net investment income                   -          (0.16)        (0.20)        (0.24)        (0.49)        (0.47)
 Tax return of capital                        -              -             -             -             -         (0.00)+
 From net realized gains                      -              -             -         (0.00)+       (2.85)        (0.22)
                                         ------        -------     ---------      --------      --------      --------
     Total distributions                      -          (0.16)        (0.20)        (0.24)        (3.34)        (0.69)
                                         ------        -------     ---------      --------      --------      --------
Net asset value, end of period           $ 9.03        $  8.84     $    7.66      $   8.93      $   9.81      $  13.21
                                         ======        =======     =========      ========      ========      ========
Total Return(a)                           2.15% **(c)   17.52%      (11.98)%       (6.51)%       (0.58)%       (2.17)%
Ratios / Supplemental Data:
 Net assets, end of period (000's)       $7,400        $ 7,287     $   5,490      $  7,168      $  4,095      $    573
 Net expenses to average daily net
   assets                                 1.17% *        1.16%         1.16%         1.16%         1.15%         1.15%
 Net investment income to average
   daily net assets                       1.42% *        1.70%         2.08%         2.20%         2.64%         2.87%
 Portfolio turnover rate                    62% **         95%           94%           85%          100%           19%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Tax return of capital and distributions from net realized gains are less than $0.01 per share.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                                  VALUE FUND

                                           Six Months
                                              Ended                                         Ten Months        Year
                                            April 30,         Years Ended October 31,          Ended         Ended
                                              2004      ----------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002     2001     2000      1999           1998
                                           -----------  -------  -------  -------  -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $ 14.15    $ 12.25  $ 12.96  $ 13.72  $ 14.91    $ 14.48       $ 14.91
                                             -------    -------  -------  -------  -------    -------       -------
Income from investment operations:
  Net investment income                          .14        .18      .15      .21      .39        .29           .27
  Net realized and unrealized gain (loss)
   on investments                                .88       1.87     (.67)    (.69)    (.21)       .14           .50
                                             -------    -------  -------  -------  -------    -------       -------
                                                1.02       2.05     (.52)    (.48)     .18        .43           .77
                                             -------    -------  -------  -------  -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.23)      (.15)    (.19)    (.28)    (.33)         - (a)      (.27)
  From net realized gain on investments            -          -        -        -    (1.04)         - (a)      (.93)
                                             -------    -------  -------  -------  -------    -------       -------
                                                (.23)      (.15)    (.19)    (.28)   (1.37)         -         (1.20)
                                             -------    -------  -------  -------  -------    -------       -------
Net asset value - end of period              $ 14.94    $ 14.15  $ 12.25  $ 12.96  $ 13.72    $ 14.91       $ 14.48
                                             =======    =======  =======  =======  =======    =======       =======
Total return                                   7.24% **  16.87%   (4.08%)  (3.69%)   1.93%      2.98% **      5.25%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.80% *    0.80%    0.80%    0.80%    0.79%      0.74% *       0.60%
  Ratio of net investment income to
   average net assets                          1.38% *    1.43%    1.14%    1.49%    1.73%      2.22% *       1.85%
  Portfolio turnover                             10% **     49%      24%      26%      41%        28% **        21%
  Net assets at end of period (000
   omitted)                                  $61,202    $68,306  $52,339  $49,835  $56,431    $74,383       $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                      $  0.14    $  0.18  $  0.15  $  0.20  $     -    $     -       $  0.25
  Ratios (to average net assets):
    Expenses                                   0.81% *    0.82%    0.83%    0.86%        -          -         0.75%
    Net investment income                      1.37% *    1.41%    1.11%    1.43%        -          -         1.69%

*  Annualized
** Not annualized.
(a)Amount was less than $.01 per share.

                           ENHANCED INDEX VALUE FUND

                                                                    Six Months
                                                                       Ended           Years Ended
                                                                     April 30,         October 31,          Period Ended
                                                                       2004         ----------------------  October 31,
                                                                    (Unaudited)       2003        2002        2001***
                                                                    -----------      -------     -------    ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                               $ 10.01       $  8.35     $  9.18       $ 10.00
                                                                      -------        -------     -------      -------
Income from investment operations:
  Net investment income                                                   .10           .17         .14           .11
  Net realized and unrealized gain (loss) on investments                  .68          1.63        (.83)         (.93)
                                                                      -------        -------     -------      -------
                                                                          .78          1.80        (.69)         (.82)
                                                                      -------        -------     -------      -------
Less distributions to shareholders:
  From net investment income                                             (.17)         (.14)       (.14)            -
                                                                      -------        -------     -------      -------
Net asset value - end of period                                       $ 10.62       $ 10.01     $  8.35       $  9.18
                                                                      =======        =======     =======      =======
Total return                                                            7.76% **     21.87%      (7.79%)       (8.20%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                               0.70% *       0.70%       0.70%         0.70% *
  Ratio of net investment income to average net assets                  1.77% *       1.86%       1.49%         1.26% *
  Portfolio turnover                                                      53% **        94%        115%           65% **
  Net assets at end of period (000 omitted)                           $30,755       $28,342     $22,061       $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                               $  0.08       $  0.12     $  0.09       $  0.07
  Ratios (to average net assets):
    Expenses                                                            1.03% *       1.22%       1.19%         1.16% *
    Net investment income                                               1.44% *       1.34%       1.00%         0.80% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                        ENHANCED INDEX CORE EQUITY FUND

                                           Six Months
                                              Ended                                              Ten Months
                                            April 30,           Years Ended October 31,             Ended       Year Ended
                                              2004      ---------------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002        2001       2000      1999           1998
                                           -----------  -------  --------  --------     -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $  9.28    $  7.82  $   9.29  $  17.36     $ 17.25    $ 15.89       $ 14.55
                                             -------    -------  --------  --------     -------    -------       -------
Income from investment operations:
  Net investment income (loss)                   .05        .09       .08       .05        (.06)      (.03)          .01
  Net realized and unrealized gain (loss)
   on investments                                .48       1.45     (1.48)    (5.22)       2.25       1.39          3.72
                                             -------    -------  --------  --------     -------    -------       -------
                                                 .53       1.54     (1.40)    (5.17)       2.19       1.36          3.73
                                             -------    -------  --------  --------     -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.09)      (.08)     (.07)        -           -          - (a)      (.01)
  From net realized gain on investments            -          -         -     (2.90)      (2.08)         - (a)     (2.38)
                                             -------    -------  --------  --------     -------    -------       -------
                                                (.09)      (.08)     (.07)    (2.90)      (2.08)         -         (2.39)
                                             -------    -------  --------  --------     -------    -------       -------
Net asset value - end of period              $  9.72    $  9.28  $   7.82  $   9.29     $ 17.36    $ 17.25       $ 15.89
                                             =======    =======  ========  ========     =======    =======       =======
Total return                                   5.75% **  19.93%   (15.22%)  (33.06%)     12.84%      8.60% **     25.71%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.70% *    0.70%     0.70%     0.73% (b)   0.90%      0.90% *       0.90%
  Ratio of net investment income (loss)
   to average net assets                       1.01% *    1.11%     0.91%     0.45%      (0.35%)    (0.20%)*       0.08%
  Portfolio turnover                             62% **     90%      101%      220%        144%        97% **        81%
  Net assets at end of period (000
   omitted)                                  $29,311    $27,402  $ 23,920  $ 28,236     $48,662    $41,683       $35,308

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and 0.90% of the average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss)
per share and ratios would have been:
  Net investment income (loss)               $  0.03    $  0.05  $   0.05  $   0.01     $ (0.09)   $ (0.06)      $ (0.02)
  Ratios (to average net assets):
    Expenses                                   1.01% *    1.18%     1.08%     1.06%       1.05%      1.09% *       1.14%
    Net investment income (loss)               0.70% *    0.63%     0.53%     0.12%      (0.50%)    (0.39%)*      (0.17%)

*  Annualized.
** Not annualized.
(a)Amount was less than $.01 per share.
(b)Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

                               CORE GROWTH FUND

                                    Six Months
                                       Ended                                                  Ten Months
                                     April 30,             Years Ended October 31,               Ended      Period Ended
                                       2004      ------------------------------------------   October 31,   December 31,
                                    (Unaudited)    2003      2002        2001        2000        1999         1998***
                                    -----------  --------  --------  --------      --------  -----------    ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  7.83    $   6.85  $   8.33  $  14.65      $  12.93   $  12.82        $ 10.00
                                      -------    --------  --------  --------      --------   --------        -------
Income from investment
 operations:
  Net investment income (loss)            .03         .04       .02          - (a)     (.01)       .02            .05
  Net realized and unrealized gain
   (loss) on investments                  .45         .96     (1.49)    (4.85)         2.36        .09           3.09
                                      -------    --------  --------  --------      --------   --------        -------
                                          .48        1.00     (1.47)    (4.85)         2.35        .11           3.14
                                      -------    --------  --------  --------      --------   --------        -------
Less distributions to
 shareholders:
  From net investment income             (.05)       (.02)     (.01)        - (a)      (.02)          - (a)      (.05)
  From net realized gain on
   investments                              -           -         -     (1.47)         (.61)          - (a)      (.27)
                                      -------    --------  --------  --------      --------   --------        -------
                                         (.05)       (.02)     (.01)    (1.47)         (.63)         -           (.32)
                                      -------    --------  --------  --------      --------   --------        -------
Net asset value - end of period       $  8.26    $   7.83  $   6.85  $   8.33      $  14.65   $  12.93        $ 12.82
                                      =======    ========  ========  ========      ========   ========        =======
Total return                            6.14% **   14.56%   (17.71%)  (35.74%)       18.57%      0.85% **      31.33% **
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.78% *     0.75%     0.74%     0.73%         0.69%      0.68% *        0.80% *
  Ratio of net investment income
   (loss) to average net assets         0.32% *     0.41%     0.16%     0.05%        (0.09%)     0.19% *        0.48% *
  Portfolio turnover                      16% **      83%       43%       51%           96%        66% **         34% **
  Net assets at end of period (000
   omitted)                           $76,580    $101,530  $ 92,479  $112,222      $156,920   $115,991        $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income               $     -    $      -  $      -  $      -      $      -   $      -        $  0.03
  Ratios (to average net assets):
    Expenses                                -           -         -         -             -          -          0.95% *
    Net investment income                   -           -         -         -             -          -          0.32% *

*  Annualized.
** Not annualized.
***For the period from January 20, 1998 (commencement of operations) to
   December 31, 1998.
(a)Amount was less than $.01 per share.

                          ENHANCED INDEX GROWTH FUND

                                                                 Six Months
                                                                    Ended        Years Ended
                                                                  April 30,      October 31,     Period Ended
                                                                    2004      -----------------  October 31,
                                                                 (Unaudited)    2003     2002      2001***
                                                                 -----------  -------  --------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  7.41    $  6.12  $   7.66    $  10.00
                                                                   -------    -------  --------    --------
Income from investment operations:
  Net investment income                                                .01        .03       .02           - (a)
  Net realized and unrealized gain (loss) on investments               .29       1.28     (1.55)      (2.34)
                                                                   -------    -------  --------    --------
                                                                       .30       1.31     (1.53)      (2.34)
                                                                   -------    -------  --------    --------
Less distributions to shareholders:
  From net investment income                                          (.03)      (.02)     (.01)          -
                                                                   -------    -------  --------    --------
Net asset value - end of period                                    $  7.68    $  7.41  $   6.12    $   7.66
                                                                   =======    =======  ========    ========
Total return                                                         4.02% **  21.42%   (20.03%)    (23.40%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                            0.70% *    0.70%     0.70%       0.70% *
  Ratio of net investment income (loss) to average net assets        0.33% *    0.41%     0.20%      (0.02%)*
  Portfolio turnover                                                   56% **     69%       65%         68% **
  Net assets at end of period (000 omitted)                        $21,148    $20,154  $ 15,416    $ 19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment loss                                              $ (0.01)   $ (0.02) $  (0.03)   $  (0.04)
  Ratios (to average net assets):
    Expenses                                                         1.18% *    1.40%     1.29%       1.24% *
    Net investment loss                                             (0.15%)*   (0.29%)   (0.39%)     (0.56%)*

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to
   October 31, 2001.
(a)Amount was less than $.01 per share.

                        SMALL CAPITALIZATION VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  12.80    $  9.31  $  9.71    $ 10.00
                                                                   --------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .02        .03      .06        .06
  Net realized and unrealized gain (loss) on investments               1.49       3.50     (.14)      (.34)
                                                                   --------    -------  -------    -------
                                                                       1.51       3.53     (.08)      (.28)
                                                                   --------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.03)      (.04)    (.07)      (.01)
  From net realized gain on investments                                   -          -     (.25)         -
                                                                   --------    -------  -------    -------
                                                                       (.03)      (.04)    (.32)      (.01)
                                                                   --------    -------  -------    -------
Net asset value - end of period                                    $  14.28    $ 12.80  $  9.31    $  9.71
                                                                   ========    =======  =======    =======
Total return                                                         11.79% **  38.13%   (1.08%)    (2.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.85% *    0.85%    0.85%      0.85% *
  Ratio of net investment income to average net assets                0.22% *    0.39%    0.52%      0.66% *
  Portfolio turnover                                                    23% **     65%      40%        31% **
  Net assets at end of period (000 omitted)                        $107,016    $83,165  $59,322    $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                            $   0.01    $  0.02  $  0.04    $  0.05
  Ratios (to average net assets):
    Expenses                                                          0.90% *    0.98%    0.99%      0.99% *
    Net investment income                                             0.17% *    0.26%    0.38%      0.52% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                       SMALL COMPANY OPPORTUNITIES FUND

                                  Six Months
                                     Ended                                               Ten Months
                                   April 30,            Years Ended October 31,             Ended     Period Ended
                                     2004      ----------------------------------------  October 31,  December 31,
                                  (Unaudited)      2003       2002      2001      2000      1999        1998***
                                  -----------  --------     --------  --------  -------  -----------  ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                          $  15.16    $  11.76     $  13.95  $  12.72  $  8.89    $  8.61      $  10.00
                                   --------    --------     --------  --------  -------    -------      --------
Income from investment
 operations:
  Net investment income (loss)         (.03)       (.04)        (.03)      .02      .02       (.01)         (.01)
  Net realized and unrealized
   gain (loss) on investments           .20        3.74        (1.13)     2.57     3.96        .29         (1.38)
                                   --------    --------     --------  --------  -------    -------      --------
                                        .17        3.70        (1.16)     2.59     3.98        .28         (1.39)
                                   --------    --------     --------  --------  -------    -------      --------
Less distributions to
 shareholders:
  From net investment income              -           -         (.02)     (.02)       -          -             -
  From net realized gain on
   investments                            -        (.30)       (1.01)    (1.34)    (.15)         -             -
  Tax return of capital                   -           - (a)        -         -        -          -             -
                                   --------    --------     --------  --------  -------    -------      --------
                                          -        (.30)       (1.03)    (1.36)    (.15)         -             -
                                   --------    --------     --------  --------  -------    -------      --------
Net asset value - end of period    $  15.33    $  15.16     $  11.76  $  13.95  $ 12.72    $  8.89      $   8.61
                                   ========    ========     ========  ========  =======    =======      ========
Total return                          1.12% **   32.08%       (9.66%)   23.02%   45.92%      2.92% **    (13.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average
   net assets                         1.14% *     1.14%        1.15%     1.19%    1.30%      1.30% *       1.30% *
  Ratio of net investment
   income (loss) to average net
   assets                            (0.44%)*    (0.37%)      (0.26%)    0.20%    0.30%     (0.18%)*      (0.28%)*
  Portfolio turnover                    25% **      53%          51%      115%     114%        68% **        51% **
  Net assets at end of period
   (000 omitted)                   $487,042    $450,972     $299,885  $220,957  $84,599    $31,819      $ 19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)     $      -    $      -     $      -  $      -  $  0.02    $ (0.02)     $  (0.03)
  Ratios (to average net
   assets):
    Expenses                              -           -            -         -    1.34%      1.51% *       1.77% *
    Net investment income
     (loss)                               -           -            -         -    0.26%     (0.39%)*      (0.76%)*

*  Annualized.
** Not annualized.
***For the period from July 20, 1998 (commencement of operations) to December
   31, 1998.
(a)Amount was less than $.01 per share.

                           INTERNATIONAL EQUITY FUND

                                                                             Class A
                                                                             -------
                                      Six months ended
                                          6/30/04       Year ended    Year ended    Year ended    Year ended    Year ended
                                        (Unaudited)      12/31/03      12/31/02      12/31/01      12/31/00      12/31/99
                                      ----------------  ----------   ----------    ----------    ----------    ----------
Net asset value, beginning of
 period                                   $  9.46        $  6.32     $    9.12     $   12.06      $  16.91      $  11.37
                                          -------        -------     ---------     ---------      --------      --------
Income (loss) from investment
 operations:
 Net investment income (loss)                0.03 ***       0.01 ***      0.05 ***      0.04 ***     (0.13)***     (0.04)***
 Net realized and unrealized gain
   (loss) on investments                     0.11           3.16         (2.80)        (2.98)        (1.50)         6.39
                                          -------        -------     ---------     ---------      --------      --------
    Total income (loss) from
     investment operations                   0.14           3.17         (2.75)        (2.94)        (1.63)         6.35
                                          -------        -------     ---------     ---------      --------      --------
Less distributions to shareholders:
 From net investment income                     -          (0.03)        (0.05)        (0.00)+       (0.02)        (0.00)+
 Tax return of capital                          -              -         (0.00)+           -             -             -
 From net realized gains                        -              -             -             -         (3.20)        (0.81)
                                          -------        -------     ---------     ---------      --------      --------
    Total distributions                         -          (0.03)        (0.05)        (0.00)        (3.22)        (0.81)
                                          -------        -------     ---------     ---------      --------      --------
Net asset value, end of period            $  9.60        $  9.46     $    6.32     $    9.12      $  12.06      $  16.91
                                          =======        =======     =========     =========      ========      ========
Total Return(a)                             1.48% **(c)   49.88%      (30.11)%      (24.37)%       (9.30)%        56.25%
Ratios / Supplemental Data:
 Net assets, end of period (000's)        $47,688        $50,817     $  30,849     $  39,762      $ 26,246      $    548
 Ratio of expenses to average
   daily net assets:
   Before expense waiver                    1.53% *        1.52%         1.53%         1.51%         1.67%         1.55%
   After expense waiver#                    1.51% *(b)     1.50% (b)     1.52% (b)     1.50%           N/A           N/A
 Net investment income (loss) to
   average daily net assets                 0.69% *        0.15%         0.67%         0.42%       (0.81)%       (0.28)%
 Portfolio turnover rate                      25% **         70%           40%           38%           69%           63%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Distributions from net investment income and tax return of capital are less than $0.01 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the periods May 1, 2001 through December 31, 2001 and January 1, 2002 through April 30, 2002.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Total Return excludes a front-end sales charge and would be lower for the period presented if it reflected these charges.

                        ADDITIONAL INVESTMENT POLICIES

                            AND RISK CONSIDERATIONS


The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds' fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

.. to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..  to protect a Fund's unrealized gains or limit its unrealized losses; and

..  to manage a Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund's portfolio.

(1)Forward Contracts - Each Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund's Sub-Adviser deems it appropriate to do so.

(2)Currency Transactions - The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Funds may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

.. the risk that interest rates and securities prices will not move in the direction anticipated;

.. the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

.. the Fund's Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund's total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the International Equity Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund and the High Yield Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund's Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, a Fund's Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)There is no limitation for U.S. Government Securities.

(2)In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers' acceptances issued by domestic banks.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by the Fund's Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                           MASSMUTUAL PREMIER FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report and a listing of each Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds: You may request information about the Funds (including the SAI or certain information regarding the portfolio holdings of a Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

                                                  Filed pursuant to Rule 497(c)
                                                              File No. 33-82366
                           MASSMUTUAL PREMIER FUNDS

This Prospectus describes Class N shares of the following Funds:

Stable Value                                        Sub-Advised by:
MassMutual Premier Money Market Fund                Babson Capital Management LLC

Fixed Income
MassMutual Premier Short-Duration Bond Fund         Babson Capital Management LLC
MassMutual Premier Inflation-Protected Bond Fund    Babson Capital Management LLC
MassMutual Premier Core Bond Fund                   Babson Capital Management LLC
MassMutual Premier Diversified Bond Fund            Babson Capital Management LLC
MassMutual Premier High Yield Fund                  Babson Capital Management LLC

Asset Allocation
MassMutual Premier Balanced Fund                    Babson Capital Management LLC

Large Cap Value
MassMutual Premier Value Fund                       Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund        Babson Capital Management LLC
MassMutual Premier Enhanced Index Value Fund II     Babson Capital Management LLC

Large Cap Core
MassMutual Premier Enhanced Index Core Equity Fund  Babson Capital Management LLC

Large Cap Growth
MassMutual Premier Core Growth Fund                 Babson Capital Management LLC
MassMutual Premier Enhanced Index Growth Fund       Babson Capital Management LLC

Mid/Small Cap Value
MassMutual Premier Small Capitalization Value Fund  Babson Capital Management LLC

Mid/Small Cap Core
MassMutual Premier Small Company Opportunities Fund Babson Capital Management LLC

International
MassMutual Premier International Equity Fund        OppenheimerFunds, Inc.



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

                                  PROSPECTUS
                               November 1, 2004

       Table Of Contents                                             Page

       Summary Information..........................................   3
       About the Funds
             MassMutual Premier Money Market Fund...................   5
             MassMutual Premier Short-Duration Bond Fund............   7
             MassMutual Premier Inflation-Protected Bond Fund.......   9
             MassMutual Premier Core Bond Fund......................  11
             MassMutual Premier Diversified Bond Fund...............  13
             MassMutual Premier High Yield Fund.....................  15
             MassMutual Premier Balanced Fund.......................  17
             MassMutual Premier Value Fund..........................  19
             MassMutual Premier Enhanced Index Value Fund...........  21
             MassMutual Premier Enhanced Index Value Fund II........  23
             MassMutual Premier Enhanced Index Core Equity Fund.....  25
             MassMutual Premier Core Growth Fund....................  27
             MassMutual Premier Enhanced Index Growth Fund..........  29
             MassMutual Premier Small Capitalization Value Fund.....  31
             MassMutual Premier Small Company Opportunities Fund....  33
             MassMutual Premier International Equity Fund...........  35
       Summary of Principal Risks...................................  37
       About the Investment Adviser and Sub-Advisers
             Massachusetts Mutual Life Insurance Company............  43
             Babson Capital Management LLC..........................  43
             OppenheimerFunds, Inc..................................  45
       About the Classes of Shares
             Class N Shares.........................................  46
             Compensation to Intermediaries.........................  47
       Investing in the Funds
             Buying, Redeeming and Exchanging Shares................  48
             Contingent Deferred Sales Charges......................  49
             Determining Net Asset Value............................  50
             How to Invest..........................................  50
             Taxation and Distributions.............................  50
       Investment Performance.......................................  53
       Financial Highlights.........................................  54
       Additional Investment Policies and Risk Considerations.......  68

Summary Information

MassMutual Premier Funds (formerly, The DLB Fund Group) (the "Trust") provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund's:

..  Investment objectives.

.. Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the Funds begins on page 49.

.. Investment return over the past ten years, or since inception if less than ten years old.

..  Average annual total returns for the last one-, five- and ten-year periods
   (or, shorter periods for newer Funds) and how the Fund's performance compares to that of a comparable broad-based index.

..  Fees and Expenses.

Past Performance is not an indication of future performance. There is no assurance that a Fund's investment objective will be achieved, and you can lose money by investing in the Funds.

Important Notes about performance information for the Funds.

Where indicated, performance information for a Fund includes the performance of the corresponding series of MassMutual Select Funds (formerly, MassMutual Institutional Funds) or the performance of a predecessor separate investment account of MassMutual before that account became a Fund, or a combination of these sources of performance information. In addition, where indicated, average annual total returns for all classes are based on the performance of the indicated class of shares of a Fund, adjusted for class specific expenses, for periods prior to the inception of such classes.

Performance information provided for the Inflation-Protected Bond Fund and the Enhanced Index Value Fund II is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Funds and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Funds' performance. Some of these portfolios are mutual funds registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Funds. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composites of portfolios were not subject to all of the investment restrictions to which the Funds will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Funds' performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Funds' performance may have differed due to factors such as differences in cash flows into and out of the Funds, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Important Note about Fees and Expenses.

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the Fund in which you invest and the class of shares that you purchase. The fee tables shown on the following pages under "Expense Information" are meant to assist you in understanding these fees and expenses. Each fee table shows, in addition to any shareholder fees, a Fund's "Net Fund Expenses." These costs are deducted from a Fund's assets, which means you pay them indirectly.

Other Information.

On November 6, 2003, the MassMutual Prime Fund (now known as the MassMutual Premier Money Market Fund), the MassMutual Core Bond Fund (now known as the MassMutual Premier Core Bond Fund) and the MassMutual Balanced Fund (now known as the MassMutual Premier Balanced Fund) were each named as a defendant in an adversary proceeding brought by Enron, Corp. ("Enron"), as debtor and debtor-in-possession, in the U.S. Bankruptcy Court for the Southern District of New York, in connection with Enron's Chapter 11 bankruptcy proceeding (In re Enron, Corp.). Enron alleges that the approximately 80 parties named as defendants, including these Funds and certain affiliates of these Funds and MassMutual, were initial transferees of early redemptions or prepayments of Enron commercial paper made shortly before Enron's bankruptcy in December 2001, or were parties for whose benefit such redemptions or prepayments were made, or were immediate or mediate transferees of such redemptions or prepayments. It is alleged that these Funds and the other defendants urged Enron to make these prepayments or redemptions prior to the stated maturity of the commercial paper and contrary to the terms of the commercial paper's original issuing documents, that the transactions depleted Enron's estate, and that they had the effect of unfairly preferring the holders of commercial paper at the expense of other general unsecured creditors. Enron seeks to avoid each of these transactions and recover these payments, plus interest and court costs, so that all similarly situated creditors of Enron can equally and ratably share the monies.

While these Funds believe that they have valid defenses to all claims raised by Enron, these Funds cannot predict the outcome of this proceeding. The amounts sought to be recovered from the Money Market Fund, the Balanced Fund and the Core Bond Fund, plus interest and Enron's court costs, are approximately $9.7 million, $5.5 million and $3.2 million, respectively. If the proceeding were to be decided in a manner adverse to these Funds, or if these Funds enter into a settlement agreement with Enron, the payment of such judgment or settlement could have a material adverse effect on each Fund's net asset value. To remove any doubt that the Money Market Fund will be able to maintain a net asset value of $1.00 per share due to this proceeding, the Money Market Fund and MassMutual have entered into an indemnification agreement whereby MassMutual has agreed to indemnify the Money Market Fund, to the extent necessary, in order for the Money Market Fund to maintain a net asset value of $1.00 per share, in the event that any liability is incurred or settlement payment is made by the Money Market Fund in connection with this proceeding.

MassMutual Premier Money Market Fund (Class N shares not currently available)

                             Investment Objective


This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

                   Principal Investment Strategies and Risks


The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

..  commercial paper and other corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  certificates evidencing participation in bank loans; and

..  certificates of deposit and bankers' acceptances.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's policy is to invest 100% of its net assets in securities having, at the time of purchase, the highest rating of at least one nationally recognized statistical rating organization or, if unrated, that the Fund's Sub-Adviser, Babson Capital Management LLC, (formerly, David L. Babson & Company Inc.) ("Babson"), judges to be of equivalent quality. The Fund may invest no more than 5% of its net assets in securities that, at the time of purchase, have the second highest rating, or, if unrated, that Babson judges to be of second highest quality.

The principal risks of investing in the Fund are Market Risk, Credit Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Taxes are not included in the calculation of return in this bar chart. If taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                     [CHART]

                                    Bar chart

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
----   ----   ----   ----   ----   ----   ----   ----   ----   -----
3.04%  4.79%  4.26%  4.41%  4.31%  4.29%  5.54%  3.32%  0.62%  -0.10%

During the periods shown above, the highest quarterly return was 1.44% for the quarter ended December 31, 2000 and the lowest was -0.04% for the quarter ended December 31, 2003.

Year-to-date performance through September 30, 2004 was -0.15%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                           One   Five   Ten
                    Return Before Taxes    Year  Years Years
                     Class N/(2)/         -1.10% 2.71% 3.43%
                     Salomon Smith Barney
                      3-Month Treasury
                      Bill Index/(3)/      1.07% 3.50% 4.30%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) 91-day Treasury Bills are unmanaged and do not incur expenses or reflect any deduction for taxes. Treasury Bills are backed by the full faith and credit of the United States Government and offer a fixed rate of interest, while the Fund's shares are not guaranteed.

The Fund's 7-day yield on December 31, 2003 was 0.43%. To obtain the Fund's current 7-day yield information, please call 1-888-309-3539. MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .35%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .40%
              Total Annual Fund Operating Expenses         1.25%
                                                           -----
              Expense Reimbursement/(1)/                   (.18%)
              Net Fund Expenses/(2)(3)/                    1.07%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .18% of other expenses for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $213   $341    $590    $1,304

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $109   $341    $590    $1,304

MassMutual Premier Short-Duration Bond Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund's portfolio duration is intended to be three years or less. The Fund's Sub-Adviser, Babson, may increase the portfolio's duration when it believes longer-term investments offer higher yields. When Babson believes short-term investments offer more attractive yields than longer-term investments, but with less risk, the portfolio's duration may be decreased. Portfolio duration changes within the targeted zero to three-year range are made by reinvesting cash flows and by selective trading.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Derivative Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

 1994    1995   1996   1997   1998   1999   2000   2001   2002   2003
------  ------  -----  -----  -----  -----  -----  -----  -----  -----
-1.93%  10.76%  4.59%  5.85%  5.45%  2.21%  5.74%  5.64%  6.89%  2.98%


During the periods shown above, the highest quarterly return was 3.87% for the quarter ended June 30, 1995 and the lowest was -1.79% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 1.51%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                              One   Five   Ten
                 Return Before Taxes          Year  Years Years
                  Class N/(2)/                1.98% 4.68% 4.77%
                  Lehman Brothers 1-3 Year
                   Government Bond Index/(3)/ 1.98% 5.51% 5.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index of U.S. government bonds with 1-3 years remaining to the scheduled payment of principal. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                          Since
                                                  One   Inception
                                                  Year  (12/31/02)
              Return Before Taxes - Class N       1.98%   1.88%
              Return After Taxes on
               Distributions - Class N            0.77%   0.67%
              Return After Taxes on Distributions
               and Sale of Fund Shares - Class N  1.29%   0.91%
              Lehman Brothers 1-3 Year
               Government Bond Index/(3)/         1.98%   2.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .40%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .39%
              Total Annual Fund Operating Expenses         1.29%
                                                           -----
              Expense Reimbursement/(1)/                   (.07%)
              Net Fund Expenses/(2)(3)/                    1.22%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .07% of other expenses for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $228   $387    $670    $1,476

You would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $124   $387    $670    $1,476

MassMutual Premier Inflation-Protected Bond Fund

                             Investment Objective


This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises, and corporations. "Real return" equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. Inflation-indexed bonds are structured to provide protection against inflation: the bond's principal is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally hedge foreign currency exposure to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may normally invest up to 20% of its assets in holdings that are not inflation-indexed. The Fund will make such investments primarily when the Fund's Sub-Adviser, Babson, believes that such investments are more attractive than inflation-indexed bonds. The Fund's non-inflation-indexed holdings may include corporate bonds, U.S. government and agency bonds, cash and short-term investments, futures, options and other derivatives and up to 10% in restricted or illiquid securities.

The Fund will invest in bonds of any maturity. However, the Fund's Sub-Adviser intends for the Fund's dollar-weighted average maturity and duration to match (within 10%) the dollar-weighted average maturity and duration of the Fund's benchmark, the Lehman U.S. Treasury Inflation Note Index. The Fund's portfolio "duration" is the average of the periods remaining for payments of principal and interest on the Fund's debt securities, weighted by the dollar amount of each payment. The Fund will maintain a weighted-average credit quality of AAA/AA+.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                              Annual Performance


The Fund began operations December 31, 2003 and does not have a full calendar year of returns. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

                         Average Annual Total Returns


Because this Fund does not have a full calendar year of returns, there is no table which shows how the Fund's returns have deviated from the broad market.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment) )
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses/(1)/                          .40%
              Total Annual Fund Operating Expenses         1.38%
                                                           -----
              Expense Reimbursement                        (0.00)%
              Net Fund Expenses/(2)(3)/                    1.38%

(1) Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                   1 Year 3 Years
                Class N                             $244   $437

You would pay the following expenses if you did not redeem your shares:

                                                   1 Year 3 Years
                Class N                             $141   $437

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for all accounts with investment objectives, policies and strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

                                     [CHART]

                                    Bar chart

                                  2002    2003
                                 -----    ----
                                 15.12%   6.30%

During the periods shown above, the highest quarterly return was 7.66% for the quarter ended September 30, 2002 and the lowest was 0.10% for the quarter ended September 30, 2003.

Year-to-date performance through September 30, 2004 was 4.36%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

         Babson Average Annual Total Returns for Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives similar to that of the Fund to an index measuring the broad market over different time periods.

                                                        Since
                                                One   Inception
                                                Year  (10/1/01)
                 Babson Composite
                   Class N/(1)/                 5.24%   8.66%
                 Lehman U.S. Treasury Inflation
                  Note Index/(2)/               8.40%  10.43%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted for to reflect the Total Annual Fund Operating Expenses listed in the fee table above, including sales loads. Some of the portfolios are mutual funds registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Lehman U.S. Treasury Inflation Note Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

MassMutual Premier Core Bond Fund


                             Investment Objective


This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                   Principal Investment Strategies and Risks


The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers; and

..  mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

Babson intends for the Fund's duration to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                     [CHART]

                                    Bar chart

1994    1995    1996   1997   1998   1999    2000    2001   2002   2003
-----   -----   ----   ----   ----   -----   -----   ----   ----   ----
-5.04%  18.09%  1.84%  8.77%  7.44%  -2.73%  10.32%  7.02%  7.98%  4.51%

During the periods shown above, the highest quarterly return was 6.35% for the quarter ended June 30, 1995 and the lowest was -3.72% for the quarter ended March 31, 1994.

Year-to-date performance through September 30, 2004 was 2.64%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five   Ten
                  Return Before Taxes        Year  Years Years
                   Class N/(2)/              3.54% 5.32% 5.63%
                   Lehman Brothers Aggregate
                    Bond Index/(3)/          4.11% 6.62% 6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. Performance information shown for periods prior to October 31, 2004 is based on the historical performance of MassMutual Core Bond Fund, which exchanged substantially all of its assets for shares of the Fund on October 31, 2004. MassMutual Core Bond Fund is the accounting survivor (i.e., its financial and accounting records have been carried forward by the Fund).

(2) Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                        Since
                                                One   Inception
                                                Year  (10/3/94)
                  Return Before Taxes - Class N 3.54%   3.44%
                  Return After Taxes on
                   Distributions - Class N//    1.13%   1.04%
                  Return After Taxes on
                   Distributions and Sale of
                   Fund Shares - Class N        2.44%   1.61%
                  Lehman Brothers Aggregate
                   Bond Index/(3)/              4.11%   4.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .38%
              Total Annual Fund Operating Expenses         1.36%
                                                           -----
              Expense Reimbursement/(1)/                   (.08%)
              Net Fund Expenses/(2)(3)/                    1.28%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .08% of other expenses for Class N through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $234   $406    $702    $1,543

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $131   $406    $702    $1,543

MassMutual Premier Diversified Bond Fund

                             Investment Objective


This Fund seeks a superior total rate of return by investing in fixed income instruments.

                   Principal Investment Strategies and Risks


This Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in the following types of fixed income debt securities:

..  U.S. dollar-denominated corporate obligations;

..  securities issued or guaranteed by the U.S. Government or its agencies;

..  U.S. dollar-denominated bonds of foreign issuers;

..  private placement bonds, including securities issued pursuant to Rule 144A;
   and

..  mortgage-backed and other asset-backed securities;

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may also invest, to a lesser extent, in the following types of securities:

..  money market securities, including commercial paper;

..  U.S. Treasury futures and forward contracts;

..  interest rate and currency swaps; and

.. options on fixed income investments, including swaptions and interest rate caps and floors.

The average credit quality of the Fund will not be less than BBB-/Baa3. The Fund may, however, invest up to 25% of its assets in below investment grade debt securities (including convertible bonds). Investments in below investment grade debt securities will vary based upon market conditions and the amount of additional yield offered in relation to the risk of the instruments. In determining the credit quality of assets that are not rated by an independent credit rating firm, the Fund's Sub-Adviser, Babson, will make its own credit quality determination. The Fund will also have specified liquidity and diversification requirements for particular types of investments.

The duration of the Fund is intended to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. "Duration" is described on page 7.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

                                   Bar Chart

                           2000   2001   2002   2003
                           ----   ----   ----   ----
                           6.51%  6.39%  7.48%  7.65%

During the periods shown above, the highest quarterly return was 3.93% for the quarter ended June 30, 2003 and the lowest was 0.04% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 2.82%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
                                                  Year  (5/3/99)
               Return Before Taxes - Class N/(2)/ 6.65%   5.81%
               Lehman Brothers Aggregate
                Bond Index/(3)/                   4.11%   7.16%

(1) Performance shown does not reflect fees that may be paid by investors for administrative or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                        Since
                                                One   Inception
                                                Year  (12/31/02)
                Return Before Taxes - Class N   6.65%   6.53%
                Return After Taxes on
                 Distributions - Class N        5.88%   5.76%
                Return After Taxes on
                 Distributions and Sale of Fund
                 Shares - Class N               4.38%   4.02%
                Lehman Brothers Aggregate
                 Bond Index/(3)/                4.11%   4.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                        Class N
              Shareholder Fees (fees paid directly
              from your investment)
              Maximum Sales Charge (Load) on
                purchases (as a % of offering price)     None
              Maximum Deferred Sales Charge (Load)
                (as a % of the lower of the original
                offering price or redemption proceeds)  1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                         Class N
                Annual Fund Operating Expenses
                (expenses that are deducted from Fund
                assets) (% of average net assets)
                Management Fees                            .50%
                Distribution and Service (Rule 12b-1)
                  Fees                                     .50%
                Other Expenses                             .44%
                Total Annual Fund Operating Expenses      1.44%
                                                          -----
                Expense Reimbursement/(1)/                (.15%)
                Net Fund Expenses/(2)(3)/                 1.29%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .15% of other expenses for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $235   $409    $708    $1,555

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $131   $409    $708    $1,555

MassMutual Premier High Yield Fund

                             Investment Objective


This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest at least 80% of its net assets in lower rated fixed income securities, which are commonly known as "junk bonds."

The Fund invests primarily in high yield (i.e., lower rated) U.S. fixed income securities (junk bonds), including Rule 144A private placements. The Fund may also invest in, among other things, convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities.

Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 4 to 10 years. The Fund's portfolio may include securities with maturities outside this range, and such ranges may change from time to time.

As stated above, the Fund will invest at least 80% of its net assets in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either Moody's Investors Service or Standard & Poor's, or is an unrated security that the Fund's Sub-Adviser, Babson, determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service or below BBB- by Standard & Poor's, or will be an unrated security that Babson determines to be of comparable quality.

Babson employs a bottom-up, fundamental approach to its credit analysis, which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. Babson prefers companies that possess one or more of the following characteristics: strong business position; ability to generate free cash flow to repay debt; favorable capital structure; high level of fixed assets; conservative accounting; and respected management or equity sponsor.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Convertible Securities Risk, Currency Risk, Lower-Rated Fixed Income Securities Risk, Preferred Stock Risk, Leveraging Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

                              2001   2002    2003
                              ----   ----   -----
                              0.99%  3.80%  28.89%


During the periods shown above, the highest quarterly return was 10.90% for the quarter ended June 30, 2003 and the lowest was -3.20% for the quarter ended June 30, 2001.

Year-to-date performance through September 30, 2004 was 5.15%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
                Return Before Taxes              Year  (9/05/00)
                 Class N/(2)/                   27.60%   9.06%
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The Lehman Brothers U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (9/05/00)
                 Return Before Taxes - Class Y  29.81%   9.83%
                 Return After Taxes on
                  Distributions - Class Y       25.95%   6.39%
                 Return After Taxes on
                  Distributions and Sale of     19.11%   6.16%
                 Fund Shares - Class Y
                 Lehman Brothers U.S. Corporate
                  High Yield Index/(3)/         28.97%   7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .45%
              Total Annual Fund Operating Expenses         1.45%
                                                           -----
              Expense Reimbursement                        (0.00)%
              Net Fund Expenses/(1)(2)/                    1.45%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $251   $459    $792    $1,733

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $148   $459    $792    $1,733

MassMutual Premier Balanced Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments.

                   Principal Investment Strategies and Risks


The Fund's portfolio consists of three segments:

.. The Money Market Segment, which seeks to meet liquidity needs by investing in diverse money market instruments.

.. The Core Bond Segment, which invests primarily in investment grade fixed income instruments.

.. The Core Equity Segment, which invests primarily in stocks of large capitalization companies.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund's Sub-Adviser, Babson, about each segment's potential for returns in relation to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 20% and no more than 40% of the Fund's total assets will be invested in the Core Bond Segment, at least 50% and no more than 70% of the Fund's total assets will be invested in the Core Equity Segment, and no more than 30% of the Fund's total assets will be invested in the Money Market Segment. In unusual circumstances the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

                                   Bar chart

1994    1995    1996    1997    1998    1999   2000    2001    2002     2003
----   -----   -----   -----   -----   -----   ----   -----   ------   -----
1.48%  20.24%  11.81%  17.66%  12.47%  -2.47% -0.88%  -6.81%  -12.28%  17.22%

During the periods shown above, the highest quarterly return was 9.88% for the quarter ended June 30, 2003 and the lowest was -9.85% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.48%. Year-to-date performance does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                             One   Five    Ten
                Return Before Taxes          Year  Years  Years
                 Class N/(2)/               16.22% -1.52%  5.28%
                 S&P 500(R) Index/(3)/      28.67% -0.57% 11.06%
                 Lipper Balanced Fund
                  Index/(4)/                19.94%  2.95%  8.20%
                 Lehman Brothers
                  Aggregate Bond Index/(5)/  4.11%  6.62%  6.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity combining the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/31/02)
               Return Before Taxes -  Class N// 16.22%   16.17%
               Return After Taxes on
                Distributions -  Class N        15.63%   15.58%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class N                10.75%   13.50%
               S&P 500(R) Index/(3)/            28.67%   28.74%
               Lipper Balanced Fund Index/(4)/  19.94%   19.94%
               Lehman Brothers Aggregate Bond
                Index/(5)/                       4.11%    4.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .48%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .49%
              Total Annual Fund Operating Expenses         1.47%
                                                           -----
              Expense Reimbursement                        (0.00)%
              Net Fund Expenses/(1)(2)/                    1.47%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $253   $465    $803    $1,755

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $150   $465    $803    $1,755

MassMutual Premier Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                   Principal Investment Strategies and Risks


The Fund normally invests primarily in common stocks of established companies believed by Babson to be undervalued. Ordinarily, these will be medium- and large-size companies with market capitalizations of $5 billion or greater, although the Fund may invest in companies with market capitalizations at the time of purchase as low as $2 billion. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

Babson will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. Babson will invest in common stocks of companies with an earnings and stock ranking of "B-" or better by Standard & Poor's, measured at the time of initial investment. The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, Babson strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, Babson screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, Babson concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. Babson then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, Babson may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500(R) Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Value Company Risk, Leveraging Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]


 1996       1997     1998      1999      2000       2001      2002       2003
------    -------    -----     -----     -----     ------    -------     -----
23.23%     25.46%    4.40%    -0.13%     8.73%     -0.94%    -12.07%     23.70%



During the periods shown above, the highest quarterly return was 15.21% for the quarter ended June 30, 2003 and the lowest was -17.94% for the quarter ended September 30, 1998.

Year-to-date performance through September 30, 2004 was 4.64%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/25/95)
                 Return Before Taxes
                  Class N/(2)/           22.46%  3.19%   8.80%
                 Russell 1000(R) Value
                  Index/(3)/             30.03%  3.56%  11.80%
                 S&P 500(R) Index/(4)/   28.68% -0.57%  10.33%
                 S&P 500(R)/ Barra Large
                  Cap Value Index/(5)/   31.79%  1.95%  10.08%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class L shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased by investors.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(5) The S&P 500(R)/ Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.

                                                          Since
                                           One   Five   Inception
                                           Year  Years  (7/25/95)
               Return Before Taxes -
                Class L                   24.46%  3.84%   9.52%
               Return After Taxes on
                Distributions - Class L   24.17%  2.91%   8.11%
               Return After Taxes on
                Distributions and Sale of
                Fund Shares - Class L     16.28%  2.80%   7.58%
               Russell 1000(R) Value
                Index/(3)/                30.03%  3.56%  11.80%
               S&P 500(R) Index/(4)/      28.68% -0.57%  10.33%
               S&P 500(R)/ Barra Large
                Cap Value Index/(5)/      31.79%  1.95%  10.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class L and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class L shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .41%
              Total Annual Fund Operating Expenses         1.41%
                                                           -----
              Expense Reimbursement                        (.01%)
              Net Fund Expenses/(1)(2)/                    1.40%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $246   $443    $766    $1,678

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $143   $443    $766    $1,678

MassMutual Premier Enhanced Index Value Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                     [CHART]

                                   Bar chart

                           2001       2002        2003
                          ------     -------     -------
                          -6.04%     -14.18%     27.82%


During the periods shown above, the highest quarterly return was 16.31% for the quarter ended June 30, 2003 and the lowest was -18.34% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.21%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class N/(2)/                     26.55%   2.66%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The Russell 1000(R) Value Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class Y    28.73%   3.39%
               Return After Taxes on
                Distributions - Class Y         28.43%   2.92%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                19.07%   2.64%
               Russell 1000(R) Value Index/(3)/ 30.03%   2.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .40%
              Total Annual Fund Operating Expenses         1.40%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Fund Expenses/(1)(2)/                        1.40%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $246   $443    $766    $1,678

You would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $143   $443    $766    $1,678

MassMutual Premier Enhanced Index Value Fund II

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. Babson believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are summarized beginning on page 37.

                              Annual Performance


SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses/(1)/                          .40%
              Total Annual Fund Operating Expenses         1.40%
                                                           -----
              Expense Reimbursement                        (.00%)
              Net Fund Expenses/(2)(3)/                    1.40%

(1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

(2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year 3 Years
                             Class N  $246   $443

You would pay the following expenses if you did not redeem your shares:

                                     1 Year 3 Years
                             Class N  $143   $443

                       Babson Prior Performance for All
                             Similar Accounts/(1)/


The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance of the Fund.

                                    [CHART]

                             2001     2002     2003
                             -----   ------   ------
                             -6.11%  -14.23%  27.69%




During the periods shown above, the highest quarterly return was 16.28% for the quarter ended June 30, 2003 and the lowest was -18.26% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 5.20%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                             Babson Average Annual
                  Total Returns for All Similar Accounts/(1)/

                   (for the periods ended December 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                             Since
                                               One   Three Inception
                                               Year  Years (6/1/00)
             Babson Composite
              Class N/(1)/                    26.42% 0.93%   2.66%
             Russell 1000(R) Value Index/(2)/ 30.03% 1.22%   2.85%

(1) Performance shown is the composite of all portfolios managed by Babson with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, adjusted to reflect the Total Annual Fund Operating Expenses listed in the fee table above, including sales loads. Some of the portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The investment returns assume the reinvestment of dividends and capital gain distributions. The composite performance is provided solely to illustrate Babson's performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended, and no assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

(2) The Russell 1000(R) Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses and cannot be purchased directly by investors.

MassMutual Premier Enhanced Index Core Equity Fund

                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500(R) Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the S&P 500(R) Index, which is an unmanaged, broad-based index of common stocks frequently used as a general measure of stock market performance.

"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500," "500" and "S&P 500(R)" are trademarks of the McGraw-Hill Companies and have been licensed for use by Babson. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For more information, please see additional disclosure in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]


 1997       1998       1999       2000        2001        2002        2003
------     ------     ------     -------     -------     -------     ------
31.50%     25.05%     20.66%     -16.22%     -14.01%     -22.36%     26.32%



During the periods shown above, the highest quarterly return was 23.68% for the quarter ended December 31, 1998 and the lowest was -17.69% for the quarter ended December 31, 2000.

Year-to-date performance through September 30, 2004 was 1.17%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (8/26/96)
                  Class N/(2)/          25.06% -3.14%   7.12%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   8.85%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund changed its investment objective, strategies and policies on December 18, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective, strategies and policies been in effect for the periods for which the performance results are presented.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  ( 8/26/96)
                Return Before Taxes -
                 Class Y                 27.28% -2.48%   7.81%
                Return After Taxes on
                 Distributions - Class Y 27.10% -4.45%   5.54%
                Return After Taxes on
                 Distributions and
                 Sale of Fund Shares -
                 Class Y                 17.98% -2.88%   5.88%
                S&P 500(R) Index/(3)/    28.68% -0.57%   8.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .45%
              Total Annual Fund Operating Expenses         1.45%
                                                           -----
              Expense Reimbursement/(1)/                   (.05%)
              Net Fund Expenses/(2)(3)/                    1.40%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .05% for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $246   $443    $766    $1,678

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $143   $443    $766    $1,678

MassMutual Premier Core Growth Fund

                             Investment Objective


This Fund seeks to achieve long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                   Principal Investment Strategies and Risks


The Fund's Sub-Adviser, Babson, believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, under normal circumstances the Fund will seek its objective by remaining primarily invested in the common stocks of progressive, well-managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, Babson first uses database screening to narrow the Fund's investment universe based on a company's historic level of revenue, cash flow and earnings growth. Next, Babson uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. Babson believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which Babson believes, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, Babson conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their management, competitors and suppliers. As a result of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The principal risks of investing in the Fund are Market Risk, Management Risk and Equity Securities Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

                      1999    2000    2001     2002     2003
                     ------  ------  -------  -------  ------
                     12.71%  -7.80%  -20.82%  -25.72%  19.75%


During the periods shown above, the highest quarterly return was 17.58% for the quarter ended December 31, 1999 and the lowest was -19.82% for the quarter ended September 30, 2001.

Year-to-date performance through September 30, 2004 was 0.91%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                        Since
                                         One   Five   Inception
                 Return Before Taxes     Year  Years  (1/20/98)
                  Class N/(2)/          18.55% -6.02%  -0.74%
                  S&P 500(R) Index/(3)/ 28.68% -0.57%   3.97%
                  Russell 1000 Growth
                   Index/(4)/           29.75% -5.11%   1.13%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charges.

(3) The S&P 500(R) Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 1000 Growth Index is an unmanaged index that contains stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (1/20/98)
                Return Before Taxes -
                 Class S                 20.65% -5.28%   0.03%
                Return After Taxes on
                 Distributions - Class S 20.54% -6.05%  -0.81%
                Return After Taxes on
                 Distributions and Sale
                 of Fund Shares -
                 Class S                 13.57% -4.56%  -0.19%
                S&P 500(R) Index/(3)/    28.68% -0.57%   3.97%
                Russell 1000 Growth
                 Index/(4)/              29.75% -5.11%   1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .55%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .45%
              Total Annual Fund Operating Expenses         1.50%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                    1.50%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $256   $474    $819    $1,788

You would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $153   $474    $819    $1,788

MassMutual Premier Enhanced Index Growth Fund


                             Investment Objective


This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000(R) Growth Index, while maintaining risk characteristics similar to those of the benchmark.

                   Principal Investment Strategies and Risks


Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. The Fund's Sub-Adviser, Babson, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Growth Index, which is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Growth Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

                            2001     2002    2003
                          -------  -------  ------
                          -20.36%  -28.55%  28.42%


During the periods shown above, the highest quarterly return was 14.00% for the quarter ended June 30, 2003 and the lowest was -20.75% for the quarter ended March 31, 2001.

Year-to-date performance through September 30, 2004 was -2.63%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                          Since
                                                  One   Inception
              Return Before Taxes                 Year  (12/19/00)
               Class N/(2)/                      27.14%   -8.69%
               Russell 1000(R) Growth Index/(3)/ 29.75%   -9.73%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class Y shares, adjusted for to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charge.

(3) The Russell 1000(R) Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values that securities in the value universe. The Index does not incur expenses and cannot be purchased directly by investors.

                                                          Since
                                                  One   Inception
                                                  Year  (12/19/00)
               Return Before Taxes - Class Y     29.40%   -7.99%
               Return After Taxes on
                Distributions - Class Y          29.32%   -8.06%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class Y                 19.19%   -6.73%
               Russell 1000(R) Growth Index/(3)/ 29.75%   -9.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class Y and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class Y shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .50%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .45%
              Total Annual Fund Operating Expenses         1.45%
                                                           -----
               Expense Reimbursement/(1)/                  (.05%)
               Net Fund Expenses/(2)(3)/                   1.40%

(1) The expenses in the above table reflect a written agreement by MassMutual to waive .05% for Class N of the Fund through March 1, 2006. The agreement cannot be terminated unilaterally by MassMutual.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $246   $443    $766    $1,678

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $143   $443    $766    $1,678

MassMutual Premier Small Capitalization Value Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation primarily through investment in small to medium-size companies.

                   Principal Investment Strategies and Risks


Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000(R) Index. The range of capitalization of companies included in the Russell 2000(R) Index will fluctuate as market prices increase or decrease.

In selecting securities for investment, the Fund's Sub-Adviser, Babson, considers common stocks of those companies that satisfy the Fund's market capitalization criteria, that are currently out of favor with investors, and whose current prices do not adequately reflect, in Babson's opinion, the ongoing business value of the underlying companies.

The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that Babson believes possess one or more of the following characteristics: strong financials; proven products or services; dominant market share; sustainable competitive advantage; attractive valuation; potential for improving margins; and potential for accelerating earnings.

The principal risks of investing in the Fund are Market Risk, Equity Securities Risk, Smaller Company Risk and Management Risk.

These risks are described beginning on page 37.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                                Class N Shares

                                    [CHART]

                             2001    2002    2003
                             -----  ------  ------
                             2.57%  -8.50%  45.18%


During the periods shown above, the highest quarterly return was 18.05% for the quarter ended December 31, 2003 and the lowest was -18.06% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 6.06%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                                 One   Inception
              Return Before Taxes                Year  (12/19/00)
               Class N/(2)/                     43.73%   11.80%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class S shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charges.

(3) The Russell 2000(R) Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000(R) Index (which represents approximately 98% of the U.S. equity market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. This Index is a commonly used measure of the stock performance of small and medium-size companies in the United States. The Index does not incur expenses and cannot be purchased directly by investors.

(4) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not incur expenses and cannot be purchased directly by investors.

                                                         Since
                                                 One   Inception
                                                 Year  (12/19/00)
               Return Before Taxes - Class S    46.28%   12.65%
               Return After Taxes on
                Distributions - Class S         46.24%   12.11%
               Return After Taxes on
                Distributions and Sale of Fund
                Shares - Class S                30.14%   10.57%
               Russell 2000(R) Index/(3)/       47.25%    7.73%
               Russell 2000(R) Value Index/(4)/ 46.03%   15.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class S and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class S shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .70%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .40%
              Total Annual Fund Operating Expenses         1.60%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                    1.60%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $266   $505    $871    $1,897

You would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $163   $505    $871    $1,897

MassMutual Premier Small Company Opportunities Fund

                             Investment Objective


This Fund seeks to achieve long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's Sub-Adviser, Babson, to be realistically valued.

                   Principal Investment Strategies and Risks


Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease.

Babson believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. Babson will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, Babson first uses computer screening and industry sources to narrow the Fund's investment universe. Babson screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. Babson then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, Babson looks for the following characteristics: sustainable competitive advantage; strong management; long product cycles; pricing flexibility; smaller size as a competitive advantage; high sustained return on investment; above-average earnings per share growth; and attractive valuation. Out of this analysis, Babson selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Leveraging Risk, Equity Securities Risk, Growth Company Risk and Portfolio Turnover Risk.

These risks are described beginning on page 49.

                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

                     1999    2000    2001     2002    2003
                    ------  ------  ------  -------  ------
                    13.57%  36.30%  30.27%  -12.94%  28.36%



During the periods shown above, the highest quarterly return was 21.57% for the quarter ended June 30, 2001 and the lowest was -19.86% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was 1.44%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                                         Since
                                          One   Five   Inception
                Return Before Taxes       Year  Years  (7/20/98)
                 Class N/(2)/            27.08% 17.65%  12.91%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The Fund expanded its investment universe to include investing in larger small cap companies in August of 2000 and 2001; the performance results shown above would not necessarily have been achieved had the Fund's current strategy been in effect for the periods for which performance results are presented.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (10/31/04) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and to reflect any applicable sales charges.

(3) The Russell 2000 Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                         Since
                                          One   Five   Inception
                                          Year  Years  (7/20/98)
                 Return Before Taxes -
                  Class A                21.42% 16.60%  12.01%
                 Return After Taxes on
                  Distributions -
                  Class A                21.42% 14.77%  10.40%
                 Return After Taxes on
                  Distributions and Sale
                  of Fund Shares -
                  Class A                13.92% 13.39%   9.43%
                 Russell 2000 Index/(3)/ 47.25%  7.13%   4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Class A and after-tax returns for other classes will vary. Because they invest in the same portfolio securities, performance of Class N shares would generally be the same, except with respect to expenses. Class A shares are not offered by this Prospectus.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .58%
               Distribution and Service (Rule 12b-1) Fees    50%
               Other Expenses                               .42%
              Total Annual Fund Operating Expenses         1.50%
              Expense Reimbursement                        (.01%)
                                                           -----
              Net Fund Expenses/(1)(2)/                    1.49%

(1) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $255   $471    $813    $1,777

You would pay the following expenses if you did not redeem your shares:

                            1 Year 3 Years 5 Years 10 Years
                    Class N  $152   $471    $813    $1,777

MassMutual Premier International Equity Fund

                             Investment Objective


This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities.

                   Principal Investment Strategies and Risks


The Fund seeks to achieve its objective by having at least 80% of its assets invested in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. The Fund's Sub-Adviser, OppenheimerFunds, Inc. ("OFI"), focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. OFI also considers the macroeconomic outlook for various regional economies. The Fund tends to favor companies involved in the following businesses:

..  Capital Market Development;

..  Telecommunications/Media;

..  Efficiency Enhancing Technologies and Services;

..  Healthcare and Biotechnology;

..  Infrastructure Spending;

..  Emerging Consumer Markets;

..  Corporate Restructuring; and

..  Natural Resources.

The principal risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk and Leveraging Risk.

These risks are described beginning on page 37.
                            Annual Performance/(1)/


The bar chart shows the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Sales charges and taxes are not included in the calculation of return in this bar chart. If those charges and taxes were included, the returns would be lower than those shown.

                              Class N Shares/(2)/

                                    [CHART]

 1994   1995    1996    1997   1998    1999    2000    2001     2002     2003
------  -----  ------  ------  -----  ------  ------  -------  -------  ------
-5.88%  4.16%  17.45%  14.75%  3.10%  55.95%  -9.60%  -24.67%  -30.41%  44.94%


During the periods shown above, the highest quarterly return was 39.24% for the quarter ended December 31, 1999 and the lowest was -29.55% for the quarter ended September 30, 2002.

Year-to-date performance through September 30, 2004 was -0.23%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.

                       Average Annual Total Returns/(1)/

                   (for the periods ended December 31, 2003)

The table shows the risks of investing in the Fund by comparing the Fund's returns with a broad measure of market performance over different time periods.

                                         One   Five    Ten
                    Return Before Taxes  Year  Years  Years
                       Class N/(2)/     48.44%  2.01% 4.17%
                      MSCI EAFE/(3)/    38.59% -0.05% 4.47%

(1) Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The performance information shown for periods prior to October 31, 2004 is that of the corresponding series of MassMutual Select Funds, the predecessor to the Fund.

(2) Performance for Class N shares of the Fund for periods prior to its inception date (12/31/02) is based on the performance of Class A shares, adjusted to reflect Class N Total Annual Fund Operating Expenses, and also reflects any applicable sales charge. Performance includes performance of a predecessor separate investment account of MassMutual for periods prior to October 3, 1994. For a more detailed discussion, please refer to "Investment Performance" in this Prospectus.

(3) MSCI EAFE is a widely recognized, unmanaged index representative of foreign securities in the major non-U.S. markets of Europe, Australia and the Far East. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

                                                           Since
                                                   One   Inception
                                                   Year  (12/31/02)
             Return Before Taxes - Class N//      48.44%   49.23%
             Return After Taxes on
              Distributions - Class N             48.44%   49.23%
             Return After Taxes on Distributions
              and Sale of Fund Shares - Class N// 31.51%   41.86%
             MSCI EAFE/(3)/                       38.59%   39.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                              Expense Information


                                                            Class N
          Shareholder Fees (fees paid directly from your
          investment)
           Maximum Sales Charge (Load) on purchases (as
            a % of offering price)                           None
           Maximum Deferred Sales Charge (Load) (as a %
            of the lower of the original offering price or
            redemption proceeds)                            1.00%/(1)/

(1) Applies to shares redeemed within 18 months of purchase.

                                                          Class N
              Annual Fund Operating Expenses (expenses
              that are deducted from Fund assets)
              (% of average net assets)
               Management Fees                              .85%
               Distribution and Service (Rule 12b-1) Fees   .50%
               Other Expenses                               .47%
              Total Annual Fund Operating Expenses         1.82%
                                                          ------
              Expense Reimbursement                       (0.00%)
              Net Fund Expenses/(1)(2)/                    1.82%

(1) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges is deducted from Fund assets.

(2) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class N shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $288   $573    $985    $2,134

You would pay the following expenses if you did not redeem your shares:

                             1 Year 3 Years 5 Years 10 Years
                     Class N  $185   $573    $985    $2,134

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund's portfolio as a whole are called "Principal Risks". These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

..  Market Risk - Money Market/Bond Funds

   All the Funds are subject to market risk, which is the general risk of unfavorable market-induced changes in the value of a security. The Money Market Fund, the Short-Duration Bond Fund, the Inflation Protected, the Core Bond Fund, the Balanced Fund's Core Bond Segment, the Diversified Bond Fund and the High Yield Fund are subject to market risk because they invest some or all of their assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a specified interest rate over a predetermined period. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund's value will likely increase.

   This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. "Duration" is defined on page 7 of the Prospectus and in the Statement of Additional Information. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

..  Market Risk - Equity Funds

   The Core Equity Segment of the Balanced Fund, the Value Fund, the Small Company Opportunities Fund, the International Equity Fund, the Core Growth Fund, Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Small Capitalization Value Fund are subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

   These Funds maintain substantial exposure to equities and do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

.. Credit Risk. All the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for the Short-Duration Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Core Bond Segment of the Balanced Fund and the High Yield Fund to the extent they invest in below investment grade securities. These debt securities and similar unrated securities, which are commonly known as "junk bonds," either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market fluctuations and greater


Terms appearing in bold type are discussed in greater detail under "Additional Investment Policies and Risk Considerations". Those sections also include more information about the funds, their investments and the related risks.

   risks of loss of income and principal than investment grade securities. The Funds may invest in foreign debt securities and, accordingly, are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

.. Management Risk. All the Funds are subject to management risk because those Funds are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Fund to underperform other Funds with similar investment objectives. Each Fund's investment Sub-Adviser manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Each Fund's investment Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

.. Prepayment Risk. Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on mortgage-backed securities to be less than expected when purchased. The interest rate risk described above may be compounded for the Funds to the extent that they invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. The Funds are also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

.. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk. Accordingly, the Funds may be subject to liquidity risk.

.. Derivative Risk. All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Funds may sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, a Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

.. Foreign Investment Risk. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds which invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated.

   The Funds may also invest in foreign securities known as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs, GDRs and EDRs represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

.. Emerging Markets Risk. The Funds may invest in issuers located in emerging markets, subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments are consistent with the Fund's investment objectives and policies. Emerging markets are generally considered to be the countries having "emerging market economies" based on factors such as the country's foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging markets also may be concentrated towards particular industries. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions. These factors could result in settlement delays and temporary periods when a portion of a Fund's assets is not invested and could cause a loss in value due to illiquidity.

.. Currency Risk. The Funds are subject to currency risk to the extent that they invest in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns that a U.S. investor would receive on foreign investments. The Funds may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund's investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

.. Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Small Company Opportunities Fund, the Small Capitalization Value Fund and the International Equity Fund generally have the greatest exposure to this risk.

.. Growth Company Risk. Market risk is also particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. The Enhanced Index Growth Fund, the International Equity Fund and the Core Growth Fund generally have the greatest exposure to this risk. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

.. Value Company Risk. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Value Fund, the Small Capitalization Value Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II generally have the greatest exposure to this risk.

.. Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. All of the Funds may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

.. Convertible Securities Risk. Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The High Yield Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

.. Equity Securities Risk. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.

.. Lower-Rated Fixed Income Securities Risk. Lower-rated fixed income securities, which are also known as "junk bonds," and comparable unrated securities in which the High Yield Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

   The High Yield Fund may hold any portion of its assets in lower rated ( i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

   Since the High Yield Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

... Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

.. Portfolio Turnover Risk. Changes are made in a Fund's portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. A particular Fund may, however, still have risks not identified in this chart.

                             Money                 Inflation Core
                             Market Short-Duration Protected Bond Diversified High Yield Balanced Value
 Risk                         Fund    Bond Fund    Bond Fund Fund  Bond Fund     Fund      Fund   Fund

 Market Risk                   X          X            X      X        X          X         X       X

 Credit Risk                   X          X            X      X        X          X         X       X

 Management Risk               X          X            X      X        X          X         X       X

 Prepayment Risk                          X            X      X        X          X         X

 Liquidity Risk                                        X      X        X          X         X

 Derivative Risk                          X            X      X        X          X         X       X

 Foreign Investment Risk                               X      X        X          X         X       X

 Emerging Markets Risk                                        X        X          X         X

 Currency Risk                                         X      X        X          X         X

 Smaller Company Risk

 Growth Company Risk

 Value Company Risk                                                                                 X

 Leveraging Risk                          X            X      X        X          X         X       X

 Convertible Securities Risk                                                      X

 Equity Securities Risk                                                                             X

 Lower-Rated Fixed Income

 Securities Risk                                                                  X

 Preferred Stock Risk                                                             X

 Portfolio Turnover Risk                                                          X

                                                                                                        Small
                              Enhanced    Enhanced    Enhanced    Core    Enhanced       Small         Company
                             Index Value Index Value Index Core  Growth Index Growth Capitalization Opportunities International
 Risk                           Fund       Fund II   Equity Fund  Fund      Fund       Value Fund       Fund       Equity Fund

 Market Risk                      X           X           X        X         X             X              X             X

 Credit Risk                      X           X           X                  X                            X             X

 Management Risk                  X           X           X        X         X             X              X             X

 Prepayment Risk

 Liquidity Risk                   X           X           X                  X                            X             X

 Derivative Risk                  X           X           X                  X                            X             X

 Foreign Investment Risk                                                                                  X             X

 Emerging Markets Risk                                                                                                  X

 Currency Risk                                                                                            X             X

 Smaller Company Risk                                                                      X              X

 Growth Company Risk                                                         X                            X

 Value Company Risk               X           X

 Leveraging Risk                  X           X           X                  X                            X             X

 Convertible Securities Risk

 Equity Securities Risk           X           X           X        X         X             X              X

 Lower-Rated Fixed Income

 Securities Risk

 Preferred Stock Risk

 Portfolio Turnover Risk          X           X           X                  X                            X

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company ("MassMutual"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds' investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with the Sub-Advisers described below to help manage the Funds. MassMutual will be paid an investment management fee based on a percentage of each Fund's average daily net assets as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, .40% for the Short-Duration Bond Fund, ..50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, ..35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the Enhanced Index Growth Fund, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

Each Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee ranges for Class N shares of the Funds are .2644% to ..4568%.

Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of all of the Funds except the International Equity Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

      William M. Awad III ______________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Awad is a Chartered Financial Analyst with over 16 years of industry experience. Prior to joining Babson in 2001, Mr. Awad worked as an auditor at State Street
      Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

      Robert K. Baumbach _______________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Paul S. Szczygiel. Mr. Baumbach is a Chartered Financial Analyst with over 19 years of investment experience. Mr. Baumbach has been employed by Babson since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach and Mr. Szczygiel are assisted in the day-to-day management of the Small Company Opportunities Fund by a team of Babson investment professionals.

      Chris C. Cao _____________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

      Ronald Desautels _________________________________________________________
      is principally responsible for the day-to-day management of the Short-Duration Bond Fund and the Inflation Protected Bond Fund. He has managed these Funds since inception. Mr. Desautels, a Managing Director of Babson, is a Chartered Financial Analyst with 27 years of investment experience and has been associated with MassMutual since 1989.

      Michael Farrell __________________________________________________________
      shares primary responsibility for managing the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II and the Core Equity Segment of the Balanced Fund with Mr. Cao. He is also responsible for asset allocation for the Balanced Fund. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

      Jill Fields ______________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Clifford Noreen since its inception. Ms. Fields, a Managing Director of Babson, joined Babson in 2000. Prior to that time, Ms. Fields had worked for ITT Hartford Insurance Companies as the Director of Corporate Bond Research and more recently at MassMutual as an investment professional.

      James B. Gribbell ________________________________________________________
      is primarily responsible for the day-to-day management of the Core Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with more than 12 years of investment experience and a Managing Director of Babson, has managed the Core Growth Fund since its inception. Mr. Gribbell has been employed by Babson for over 8 years. Mr. Gribbell is assisted in the day-to-day management of the Core Growth Fund by a team of investment professionals.

      Lance F. James ___________________________________________________________
      is primarily responsible for the day-to-day management of the Small Capitalization Value Fund. Mr. James has been employed by Babson since 1986 and has been a portfolio manager since 1991. Mr. James has been primarily responsible for the day-to-day management of the Small Capitalization Value Fund since its inception. Mr. James is assisted in the day-to-day management of the Small Capitalization Value Fund by a team of investment professionals.

      Mary Wilson Kibbe ________________________________________________________
      is principally responsible for the day-to-day management of the Money Market Fund, and the Money Market Segment of the Balanced Fund and is the head of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Ms. Kibbe, a Managing Director of Babson, has over 28 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson.

      Stephen F. Libera ________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Libera, a Managing Director of Babson, is a Chartered Financial Analyst with more than 30 years of investment experience. Prior to joining Babson in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

      Anthony M. Maramarco _____________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Michael P. Stack. Mr. Maramarco, a Managing Director of Babson, is a Chartered Financial Analyst with more than 21 years of investment experience. Mr. Maramarco has been a portfolio manager with Babson (and a company which merged into Babson) since 1993 and serves as a portfolio manager of the firm's Value Equity strategy. Previously, he worked as an analyst at Connecticut National Bank and Massachusetts
      Mutual Life Insurance Company.

      David L. Nagle ___________________________________________________________
      is a member of the investment team primarily responsible for the day-to-day management of the Core Bond Fund, the Diversified Bond Fund and the Core Bond Segment of the Balanced Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 18 years of investment experience with Babson.

      Clifford Noreen __________________________________________________________
      has shared primary responsibility for managing the High Yield Fund with Ms. Fields since its inception. Mr. Noreen, a Managing Director of Babson since 2000, was previously employed as an investment professional by MassMutual from 1985 through 1999.

      Michael P. Stack _________________________________________________________
      shares primary responsibility for the day-to-day management of the Value Fund with Mr. Maramarco. Mr. Stack, a Managing Director of Babson, is a Chartered Financial Analyst with more than 17 years of investment experience. Mr. Stack joined Babson in 2002 and serves as a portfolio manager of the firm's Large Cap Value strategy. Prior to joining Babson, Mr. Stack served as an analyst and portfolio manager at several financial institutions. Most recently, he worked at Putnam Investments where he was a senior vice president and senior portfolio manager.

      Paul S. Szczygiel ________________________________________________________
      shares primary responsibility for the day-to-day management of the Small Company Opportunities Fund with Mr. Baumbach. Mr. Szczygiel has managed the Small Company Opportunities Fund since its inception. Mr. Szczygiel is a Chartered Financial Analyst with over 20 years of investment experience. He has been associated with Babson (and a company which merged into Babson) since 1994, prior to which he was an Associate Director at Bear Stearns.

OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281, manages the investments of the International Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2003, OFI managed assets of more than $150 billion.

      George Evans _____________________________________________________________
      has been primarily responsible for the day-to-day management of the International Equity Fund since its inception. Mr. Evans, a Chartered Financial Analyst, is a Vice President and Portfolio Manager of OFI and has been with OFI since 1990. He has been a Vice President of OFI since 1993 and also manages other Funds for OFI.

      William L. Wilby _________________________________________________________
      Other members of OFI's Global Equity team, including Mr. Wilby, assist George Evans in managing the International Equity Fund. Mr. Wilby is a Senior Vice President, Senior Investment Officer and Director of International Equities of OFI. He is a Chartered Financial Analyst with over 22 years of asset management experience. Mr. Wilby has been a Senior Vice President of OFI since 1994 and also manages other Funds for OFI.

About the Classes of Shares

Each Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. The shares offered by this Prospectus are Class N shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Class N shares of the Funds may also be purchased by the following Eligible Purchasers:

Class N Shares

Eligible Purchasers. Class N shares may be purchased by:

..  Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
   Section 457 plans and other retirement plans;

..  Individual retirement accounts described in Code Section 408; and

.. Other institutional investors, nonqualified deferred compensation plans and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class N shares. There is no minimum plan or institutional investor size to purchase Class N shares.

Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Funds, MassMutual and its affiliates and retirement plans established by them for their employees.

Distribution and Service (Rule 12b-1) Fees. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of your money is invested in the Fund or Funds of your choice. The Funds have adopted Rule 12b-1 Plans for Class N shares of the Funds.

Under the Class N Plans, each Fund pays the Distributor an annual distribution fee of .25%. Each Fund also pays .25% in services fees to MassMutual each year under the Plans. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class N shares and may cost you more than other types of sales charges.

Compensation to Intermediaries

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class N shares will be based on criteria established by MassMutual. Compensation paid by the Funds to brokers or other intermediaries for providing services on account of Class N shares is described above under "Distribution and Service (Rule 12b-1) Fees". Where Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class N shares will be paid quarterly, in arrears.

Investing In The Funds


Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their net asset value ("NAV") plus any initial sales charge that applies. The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if it is in their best interest.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

Generally, you can exchange shares of one Fund for the same class of shares of another Fund, except in those cases when exchanges are not permitted, as described below in "Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004." An exchange is treated as a sale of shares in one Fund and a purchase of shares in another Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into the International Equity Fund, however, will not be accepted if received by the transfer agent, MassMutual or another intermediary after the earlier of 2:30 p.m. Eastern Time or the market close, on any Business Day. Furthermore, exchange requests involving a purchase into the International Equity Fund will not be accepted if you have already made a purchase followed by a redemption involving the same Fund within the last 30 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

..  you have engaged in excessive trading;

.. a Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;

..  a pattern of exchanges occurs which coincides with a market timing strategy;
   or

.. the Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

Excessive trading and/or market timing activity involving the Funds can disrupt the management of a Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund's shares may change on days when you will not be able to buy or sell shares.

Placing Transaction Orders--For Shareholders holding shares of the Trust prior to November 1, 2004

Shareholders of the Trust who held their shares prior to November 1, 2004 (when the Trust's name changed from The DLB Fund Group) and who previously placed transaction orders directly with

Trust through a DLB Fund Coordinator, will, as of November 1, 2004, place trades by telephone or in writing directly with Investors Bank & Trust Company ("IBT"), the Trust's Transfer Agent. With respect to shares received on November 1, 2004 by former DLB Fund Group investors, transaction orders are limited to purchases and redemptions. These shares may not be exchanged for shares of another Fund of the Trust.

Transaction Orders by Telephone

Transaction orders placed by telephone will only be accepted if an Application for Telephone Trading Privileges has been completed and returned to IBT. You may obtain an Application for Telephone Trading Privileges by contacting Shareholder Servicing at 877-766-0014. Persons electing to place transaction orders by telephone will be able to do so beginning November 1, 2004 through the following dedicated telephone number: MassMutual Premier Funds Transaction Line, 800-860-2232.

Transaction Orders in Writing

If you do not want to utilize telephone privileges, you may place your shareholder trades by sending written instructions to IBT. Transaction orders placed in writing should be addressed to Investors Bank & Trust Company, Attn:
Transfer Agency Operations, PO Box 642, Boston, MA 02116-0642 and should include the following information:

.. A letter of instruction signed by an authorized signer of the account detailing the fund name, account number, and trade details; including the trade type (purchase or redemption), and the dollar or share amount. The trade will be processed upon receiving the request in good order.

.. The signature on the letter of instructions must be guaranteed by an acceptable financial institution (such as a bank, broker, or savings and loan association) as defined under Rule 17Ad-15 of the Securities Exchange Act of 1934. If your financial institution belongs to one of the medallion guarantee programs, it must use the actual "Medallion Guaranteed" stamp.

.. If applicable, a corporate resolution which states that the extract of the by-laws is true and complete and is in full force and effect.

.. The resolution must be signed by the secretary. It must have a corporate seal or state that no seal exists. If there is no seal, the corporate resolution must be signed by an authorized signer with a medallion guaranteed stamp and must be dated within sixty (60) days of presentment to IBT.

Contingent Deferred Sales Charges

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Funds in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

.. the amount of your account value represented by an increase in net asset value over the initial purchase price,

.. shares purchased by the reinvestment of dividends or capital gains distributions, or

..  shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, and

2. shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Waivers of Class N Contingent Deferred Sales Charges

The Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

..  Redemptions from insurance company separate investment accounts.

..  Redemptions from Retirement Plans or other employee benefit plans.

.. Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

.. Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

.. Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

.. Redemptions of Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

.. In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class N shares sold or issued in the following cases:

..  Shares sold to MassMutual or its affiliates.

.. Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

..  Shares issued in plans of reorganization to which the Fund is a party.

..  Shares sold to present or former officers, directors, trustees or employees
   (and their "immediate families/1/") of the Fund, MassMutual and its affiliates.

Determining Net Asset Value

The Trust calculates the Net Asset Value ("NAV") of each class of shares of each Fund separately. The NAV for shares of a class of a Fund is determined by adding the current value of all of the Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. Each Fund's assets are valued based on the market value of the Fund's total portfolio. The Funds' valuation methods are described in the SAI.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund will not be subject to

-------------
/1/ The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, a Fund that fails to distribute at least 98% of such income and gain in the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) in which earned will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of a Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of each Fund's distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The policy of the Core Bond Fund and the High Yield Fund is to declare and pay distributions of its net investment income monthly. For each Fund, other than the Money Market Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder. The net income of the Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of the Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of the Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If the Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money

Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Any gain resulting from the exchange or redemption of an investor's shares in a Fund will generally be subject to tax. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds other than the International Equity Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of the International Equity Fund, however, may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Under current law, dividends (other than capital gain dividends) paid by a Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to a Fund in its taxable year beginning November 1, 2005.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Investment Performance

The registration statement for the predecessor funds of the Money Market Fund, Short-Duration Bond Fund, Core Bond Fund, Balanced Fund and International Equity Fund became effective, and those Funds commenced operations, on October 3, 1994. Those Funds were the successors to five separate investment accounts of MassMutual having corresponding investment objectives, policies and limitations. Class S shares of the Funds were exchanged for the assets of the separate investment accounts and, while the separate investment accounts continue to exist, their assets consist solely of Class S shares of the corresponding Funds. Except for the seed capital provided by MassMutual, each Fund's portfolio of investments on October 3, 1994 was the same as the portfolio of the corresponding separate investment account immediately prior to the transfer.

The quoted performance data in this Prospectus for those funds includes the performance of the separate investment accounts for periods before the registration statement became effective on October 3, 1994. The separate investment accounts were not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and thus were not subject to certain investment restrictions that are imposed by the 1940 Act and the Code. If the separate investment accounts had been registered under the 1940 Act, their performance might have been adversely affected. The historical performance of the separate investment accounts has been restated to reflect the Funds' expenses, as described in the Expense Information section of the summary pages for each Fund in this Prospectus.

Financial Highlights


The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or shorter periods for newer Funds). The Inflation-Protected Bond Fund commenced operations December 31, 2003 and does not have financial results. The Enhanced Index Value Fund II commenced operations October 13, 2004 and does not have financial results. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (other than results for the six months ended 4/30/04 or 6/30/04, as the case may be) has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in either the Funds' Annual Report (in the case of the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund and the Small Capitalization Value Fund) or in MassMutual Select Funds' Annual Report (in the case of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund), each of which is available on request.

                           SHORT-DURATION BOND FUND

                                                                           Class N
                                                                           -------
                                                        Six months ended
                                                            6/30/04        Year ended   Period ended
                                                          (Unaudited)       12/31/03     12/31/02++
                                                        ----------------   ----------   ------------
Net asset value, beginning of period                        $  10.25         $10.30        $10.31
                                                            --------         ------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                  0.15 ***       0.31 ***     (0.00)***+
  Net realized and unrealized loss on investments              (0.18)         (0.00)+       (0.01)
                                                            --------         ------        ------
     Total income (loss) from investment operations            (0.03)          0.31         (0.01)
                                                            --------         ------        ------
Less distributions to shareholders:
  From net investment income                                       -          (0.36)            -
                                                            --------         ------        ------
Net asset value, end of period                              $  10.22         $10.25        $10.30
                                                            ========         ======        ======
Total Return(a)                                              (0.29)% **(b)    2.98% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                         $    104         $  104        $  101
  Ratio of expenses to average daily net assets:
    Before expense waiver                                      1.29% *        1.29%             - ++
    After expense waiver#                                      1.27% *          N/A           N/A
  Net investment income to average daily net assets            2.94% *        2.92%             - ++
  Portfolio turnover rate                                        28% **         41%           19%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++ Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2004 through June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excludes contingent deferred sales charges and would be lower for the periods presented if they reflected these charges.

                         INFLATION-PROTECTED BOND FUND

                                                                Class N
                                                                -------
                                                     Six months ended
                                                         6/30/04       Period ended
                                                       (Unaudited)      12/31/03+
                                                     ----------------  ------------
Net asset value, beginning of period                      $10.00          $10.00
                                                          ------          ------
Income (loss) from investment operations:
  Net investment income                                     0.19 ***           -
  Net realized and unrealized loss on investments          (0.06)              -
                                                          ------          ------
     Total income from investment operations                0.13               -
                                                          ------          ------
Net asset value, end of period                            $10.13          $10.00
                                                          ======          ======
Total Return(a)                                            1.30% **(b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                       $  102          $    1
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  1.41% *             - ++
    After expense waiver#                                  1.38% *             - ++
  Net investment income to average daily net assets        3.72% *             - ++
  Portfolio turnover rate                                     5% **          N/A

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  The Fund commenced operations on December 31, 2003.
++ Amounts are de minimis due to short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the year ended December 31, 2003 and the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as they set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.
(b)Total Return excludes a contingent deferred sales charge for Class N and would be lower for the period presented if they reflected these charges.

                                CORE BOND FUND

                                                                             Class N
                                                                             -------
                                                          Six months ended
                                                              6/30/04        Year ended   Period ended
                                                            (Unaudited)       12/31/03     12/31/02+
                                                          ----------------   ----------   ------------
Net asset value, beginning of period                          $  10.84         $11.15        $11.16
                                                              --------         ------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                    0.17 ***       0.34 ***     (0.00)***+
  Net realized and unrealized gain (loss) on investments         (0.20)          0.16         (0.01)
                                                              --------         ------        ------
     Total income (loss) from investment operations              (0.03)          0.50         (0.01)
                                                              --------         ------        ------
Less distributions to shareholders:
  From net investment income                                         -          (0.66)            -
  From net realized gains                                            -          (0.15)            -
                                                              --------         ------        ------
     Total distributions                                             -          (0.81)            -
                                                              --------         ------        ------
Net asset value, end of period                                $  10.81         $10.84        $11.15
                                                              ========         ======        ======
Total Return(a)                                                (0.28)% **(b)    4.51% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                           $  1,158         $1,215        $  101
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        1.35% *        1.36%             - ++
    After expense waiver#                                        1.32% *          N/A           N/A
  Net investment income to average daily net assets              3.08% *        2.94%             - ++
  Portfolio turnover rate                                          55% **        146%          187%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Net investment loss is less than $0.01 per share.
+  Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                             DIVERSIFIED BOND FUND

                                                                             Class N
                                                                             -------
                                                          Six months ended
                                                              6/30/04        Year ended   Period ended
                                                            (Unaudited)       12/31/03     12/31/02++
                                                          ----------------   ----------   ------------
Net asset value, beginning of period                          $  10.55         $10.02        $10.03
                                                              --------         ------        ------
Income (loss) from investment operations:
  Net investment income                                           0.18 ***       0.40 ***      0.00 ***+
  Net realized and unrealized gain (loss) on investments         (0.19)          0.37         (0.01)
                                                              --------         ------        ------
     Total income (loss) from investment operations              (0.01)          0.77         (0.01)
                                                              --------         ------        ------
Less distributions to shareholders:
  From net investment income                                         -          (0.21)            -
  Tax return of capital                                              -          (0.03)            -
                                                              --------         ------        ------
     Total distributions                                             -          (0.24)            -
                                                              --------         ------        ------
Net asset value, end of period                                $  10.54         $10.55        $10.02
                                                              ========         ======        ======
Total Return(a)                                                (0.09)% **(b)    7.65% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                           $    122         $  111        $  101
  Ratio of expenses to average daily net assets:
    Before expense waiver                                        1.41% *        1.44%             - ++
    After expense waiver#                                        1.36% *          N/A           N/A
  Net investment income to average daily net assets              3.35% *        3.86%             - ++
  Portfolio turnover rate                                          67% **        105%           76%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+  Net investment income is less than $0.01 per share.
++ Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the six months ended June 30, 2004.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excluded contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                                HIGH YIELD FUND

                                                          Six Months
                                                             Ended                                     Period
                                                           April 30,      Years Ended October 31,       Ended
                                                             2004      -------------------------     October 31,
                                                          (Unaudited)    2003   2002(b)     2001       2000***
                                                          -----------  -------  -------  -------     -----------
Per share data (for a share outstanding throughout each
 period):
  Net asset value - beginning of period                     $ 10.05    $  8.27  $  8.94  $  9.88       $ 10.00
                                                            -------    -------  -------  -------       -------
Income from investment operations:
  Net investment income                                         .43        .82      .74      .79           .09
  Net realized and unrealized gain (loss) on investments        .19       1.79     (.67)    (.94)         (.12)
                                                            -------    -------  -------  -------       -------
                                                                .62       2.61      .07     (.15)         (.03)
                                                            -------    -------  -------  -------       -------
Less distributions to shareholders:
  From net investment income                                   (.42)      (.83)    (.74)    (.79)         (.09)
  From net realized gain on investments                           -          -        -        - (a)         -
                                                            -------    -------  -------  -------       -------
                                                               (.42)      (.83)    (.74)    (.79)         (.09)
                                                            -------    -------  -------  -------       -------
Net asset value - end of period                             $ 10.25    $ 10.05  $  8.27  $  8.94       $  9.88
                                                            =======    =======  =======  =======       =======
Total return                                                  6.23% **  33.04%    0.48%   (1.58%)       (0.30%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                     0.75% *    0.75%    0.75%    0.75%         0.75% *
  Ratio of net investment income to average net assets        8.41% *    8.98%    8.43%    8.35%         6.01% *
  Portfolio turnover                                            40% **    103%      73%      77%            5% **
  Net assets at end of period (000 omitted)                 $63,332    $50,552  $25,704  $24,637       $24,917

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.75% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                     $  0.43    $  0.80  $  0.72  $  0.76       $  0.07
  Ratios (to average net assets):
    Expenses                                                  0.78% *    1.02%    1.04%    1.07%         2.12% *
    Net investment income                                     8.38% *    8.71%    8.14%    8.03%         4.64% *

*  Annualized.
** Not annualized.
***For the period from September 5, 2000 (commencement of operations) to
   October 31, 2000.
(a)Amount was less than $.01 per share.
(b)The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 decreased net investment income by less than $0.01 per share, increased net realized and unrealized gains and losses by less than $0.01 per share, and decreased the ratio of net investment income to average net assets by less than 0.01%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

                                 BALANCED FUND

                                                                             Class N
                                                                             -------
                                                          Six months ended
                                                              6/30/04       Year ended   Period ended
                                                            (Unaudited)      12/31/03     12/31/02++
                                                          ----------------  ----------   ------------
Net asset value, beginning of period                           $ 8.77        $  7.63        $ 7.63
                                                               ------        -------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                   0.05 ***       0.12 ***     (0.00) ***+
  Net realized and unrealized gain (loss) on investments         0.12           1.19         (0.00) +
                                                               ------        -------        ------
     Total income (loss) from investment operations              0.17           1.31         (0.00)
                                                               ------        -------        ------
Less distributions to shareholders:
  From net investment income                                        -          (0.17)            -
                                                               ------        -------        ------
Net asset value, end of period                                 $ 8.94        $  8.77        $ 7.63
                                                               ======        =======        ======
Total Return(a)                                                 1.94% **(b)   17.22% (b)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                            $  538        $   523        $  101
  Net expenses to average daily net assets                      1.47% *        1.47%             - ++
  Net investment income to average daily net assets             1.12% *        1.38%             - ++
  Portfolio turnover rate                                         62% **         95%           94%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment loss and net realized and unrealized loss on investments are less than $0.01 per share.
++ Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                                  VALUE FUND

                                           Six Months
                                              Ended                                         Ten Months        Year
                                            April 30,         Years Ended October 31,          Ended         Ended
                                              2004      ----------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002     2001     2000      1999           1998
                                           -----------  -------  -------  -------  -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $ 14.15    $ 12.25  $ 12.96  $ 13.72  $ 14.91    $ 14.48       $ 14.91
                                             -------    -------  -------  -------  -------    -------       -------
Income from investment operations:
  Net investment income                          .14        .18      .15      .21      .39        .29           .27
  Net realized and unrealized gain (loss)
   on investments                                .88       1.87     (.67)    (.69)    (.21)       .14           .50
                                             -------    -------  -------  -------  -------    -------       -------
                                                1.02       2.05     (.52)    (.48)     .18        .43           .77
                                             -------    -------  -------  -------  -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.23)      (.15)    (.19)    (.28)    (.33)         - (a)      (.27)
  From net realized gain on investments            -          -        -        -    (1.04)         - (a)      (.93)
                                             -------    -------  -------  -------  -------    -------       -------
                                                (.23)      (.15)    (.19)    (.28)   (1.37)         -         (1.20)
                                             -------    -------  -------  -------  -------    -------       -------
Net asset value - end of period              $ 14.94    $ 14.15  $ 12.25  $ 12.96  $ 13.72    $ 14.91       $ 14.48
                                             =======    =======  =======  =======  =======    =======       =======
Total return                                   7.24% **  16.87%   (4.08%)  (3.69%)   1.93%      2.98% **      5.25%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.80% *    0.80%    0.80%    0.80%    0.79%      0.74% *       0.60%
  Ratio of net investment income to
   average net assets                          1.38% *    1.43%    1.14%    1.49%    1.73%      2.22% *       1.85%
  Portfolio turnover                             10% **     49%      24%      26%      41%        28% **        21%
  Net assets at end of period (000
   omitted)                                  $61,202    $68,306  $52,339  $49,835  $56,431    $74,383       $71,911

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                      $  0.14    $  0.18  $  0.15  $  0.20  $     -    $     -       $  0.25
  Ratios (to average net assets):
    Expenses                                   0.81% *    0.82%    0.83%    0.86%        -          -         0.75%
    Net investment income                      1.37% *    1.41%    1.11%    1.43%        -          -         1.69%

*  Annualized
** Not annualized.
(a)Amount was less than $.01 per share.

                           ENHANCED INDEX VALUE FUND

                                                                    Six Months
                                                                       Ended           Years Ended
                                                                     April 30,         October 31,          Period Ended
                                                                       2004         ----------------------  October 31,
                                                                    (Unaudited)       2003        2002        2001***
                                                                    -----------      -------     -------    ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                               $ 10.01       $  8.35     $  9.18       $ 10.00
                                                                      -------        -------     -------      -------
Income from investment operations:
  Net investment income                                                   .10           .17         .14           .11
  Net realized and unrealized gain (loss) on investments                  .68          1.63        (.83)         (.93)
                                                                      -------        -------     -------      -------
                                                                          .78          1.80        (.69)         (.82)
                                                                      -------        -------     -------      -------
Less distributions to shareholders:
  From net investment income                                             (.17)         (.14)       (.14)            -
                                                                      -------        -------     -------      -------
Net asset value - end of period                                       $ 10.62       $ 10.01     $  8.35       $  9.18
                                                                      =======        =======     =======      =======
Total return                                                            7.76% **     21.87%      (7.79%)       (8.20%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                               0.70% *       0.70%       0.70%         0.70% *
  Ratio of net investment income to average net assets                  1.77% *       1.86%       1.49%         1.26% *
  Portfolio turnover                                                      53% **        94%        115%           65% **
  Net assets at end of period (000 omitted)                           $30,755       $28,342     $22,061       $22,951

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                               $  0.08       $  0.12     $  0.09       $  0.07
  Ratios (to average net assets):
    Expenses                                                            1.03% *       1.22%       1.19%         1.16% *
    Net investment income                                               1.44% *       1.34%       1.00%         0.80% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                        ENHANCED INDEX CORE EQUITY FUND

                                           Six Months
                                              Ended                                              Ten Months
                                            April 30,           Years Ended October 31,             Ended       Year Ended
                                              2004      ---------------------------------------  October 31,   December 31,
                                           (Unaudited)    2003     2002        2001       2000      1999           1998
                                           -----------  -------  --------  --------     -------  -----------   ------------
Per share data (for a share outstanding
 throughout each period):
  Net asset value - beginning of period      $  9.28    $  7.82  $   9.29  $  17.36     $ 17.25    $ 15.89       $ 14.55
                                             -------    -------  --------  --------     -------    -------       -------
Income from investment operations:
  Net investment income (loss)                   .05        .09       .08       .05        (.06)      (.03)          .01
  Net realized and unrealized gain (loss)
   on investments                                .48       1.45     (1.48)    (5.22)       2.25       1.39          3.72
                                             -------    -------  --------  --------     -------    -------       -------
                                                 .53       1.54     (1.40)    (5.17)       2.19       1.36          3.73
                                             -------    -------  --------  --------     -------    -------       -------
Less distributions to shareholders:
  From net investment income                    (.09)      (.08)     (.07)        -           -          - (a)      (.01)
  From net realized gain on investments            -          -         -     (2.90)      (2.08)         - (a)     (2.38)
                                             -------    -------  --------  --------     -------    -------       -------
                                                (.09)      (.08)     (.07)    (2.90)      (2.08)         -         (2.39)
                                             -------    -------  --------  --------     -------    -------       -------
Net asset value - end of period              $  9.72    $  9.28  $   7.82  $   9.29     $ 17.36    $ 17.25       $ 15.89
                                             =======    =======  ========  ========     =======    =======       =======
Total return                                   5.75% **  19.93%   (15.22%)  (33.06%)     12.84%      8.60% **     25.71%
Ratios and Supplemental Data:
  Ratio of expenses to average net assets      0.70% *    0.70%     0.70%     0.73% (b)   0.90%      0.90% *       0.90%
  Ratio of net investment income (loss)
   to average net assets                       1.01% *    1.11%     0.91%     0.45%      (0.35%)    (0.20%)*       0.08%
  Portfolio turnover                             62% **     90%      101%      220%        144%        97% **        81%
  Net assets at end of period (000
   omitted)                                  $29,311    $27,402  $ 23,920  $ 28,236     $48,662    $41,683       $35,308

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 0.70% of average daily net assets commencing December 18, 2000 and 0.90% of the average daily net assets from commencement of operations through December 17, 2000. Without such agreement the investment income (loss)
per share and ratios would have been:
  Net investment income (loss)               $  0.03    $  0.05  $   0.05  $   0.01     $ (0.09)   $ (0.06)      $ (0.02)
  Ratios (to average net assets):
    Expenses                                   1.01% *    1.18%     1.08%     1.06%       1.05%      1.09% *       1.14%
    Net investment income (loss)               0.70% *    0.63%     0.53%     0.12%      (0.50%)    (0.39%)*      (0.17%)

*  Annualized.
** Not annualized.
(a)Amount was less than $.01 per share.
(b)Ratio of expenses to average net assets for the year ended October 31, 2001 reflects an expense limitation of 0.70% commencing December 18, 2000 and 0.90% from November 1, 2000 through December 17, 2000.

                               CORE GROWTH FUND

                                    Six Months
                                       Ended                                                  Ten Months
                                     April 30,             Years Ended October 31,               Ended      Period Ended
                                       2004      ------------------------------------------   October 31,   December 31,
                                    (Unaudited)    2003      2002        2001        2000        1999         1998***
                                    -----------  --------  --------  --------      --------  -----------    ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                             $  7.83    $   6.85  $   8.33  $  14.65      $  12.93   $  12.82        $ 10.00
                                      -------    --------  --------  --------      --------   --------        -------
Income from investment
 operations:
  Net investment income (loss)            .03         .04       .02          - (a)     (.01)       .02            .05
  Net realized and unrealized gain
   (loss) on investments                  .45         .96     (1.49)    (4.85)         2.36        .09           3.09
                                      -------    --------  --------  --------      --------   --------        -------
                                          .48        1.00     (1.47)    (4.85)         2.35        .11           3.14
                                      -------    --------  --------  --------      --------   --------        -------
Less distributions to
 shareholders:
  From net investment income             (.05)       (.02)     (.01)        - (a)      (.02)          - (a)      (.05)
  From net realized gain on
   investments                              -           -         -     (1.47)         (.61)          - (a)      (.27)
                                      -------    --------  --------  --------      --------   --------        -------
                                         (.05)       (.02)     (.01)    (1.47)         (.63)         -           (.32)
                                      -------    --------  --------  --------      --------   --------        -------
Net asset value - end of period       $  8.26    $   7.83  $   6.85  $   8.33      $  14.65   $  12.93        $ 12.82
                                      =======    ========  ========  ========      ========   ========        =======
Total return                            6.14% **   14.56%   (17.71%)  (35.74%)       18.57%      0.85% **      31.33% **
Ratios and Supplemental Data:
  Ratio of expenses to average net
   assets                               0.78% *     0.75%     0.74%     0.73%         0.69%      0.68% *        0.80% *
  Ratio of net investment income
   (loss) to average net assets         0.32% *     0.41%     0.16%     0.05%        (0.09%)     0.19% *        0.48% *
  Portfolio turnover                      16% **      83%       43%       51%           96%        66% **         34% **
  Net assets at end of period (000
   omitted)                           $76,580    $101,530  $ 92,479  $112,222      $156,920   $115,991        $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.80% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income               $     -    $      -  $      -  $      -      $      -   $      -        $  0.03
  Ratios (to average net assets):
    Expenses                                -           -         -         -             -          -          0.95% *
    Net investment income                   -           -         -         -             -          -          0.32% *

*  Annualized.
** Not annualized.
***For the period from January 20, 1998 (commencement of operations) to
   December 31, 1998.
(a)Amount was less than $.01 per share.

                          ENHANCED INDEX GROWTH FUND

                                                                 Six Months
                                                                    Ended        Years Ended
                                                                  April 30,      October 31,     Period Ended
                                                                    2004      -----------------  October 31,
                                                                 (Unaudited)    2003     2002      2001***
                                                                 -----------  -------  --------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  7.41    $  6.12  $   7.66    $  10.00
                                                                   -------    -------  --------    --------
Income from investment operations:
  Net investment income                                                .01        .03       .02           - (a)
  Net realized and unrealized gain (loss) on investments               .29       1.28     (1.55)      (2.34)
                                                                   -------    -------  --------    --------
                                                                       .30       1.31     (1.53)      (2.34)
                                                                   -------    -------  --------    --------
Less distributions to shareholders:
  From net investment income                                          (.03)      (.02)     (.01)          -
                                                                   -------    -------  --------    --------
Net asset value - end of period                                    $  7.68    $  7.41  $   6.12    $   7.66
                                                                   =======    =======  ========    ========
Total return                                                         4.02% **  21.42%   (20.03%)    (23.40%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                            0.70% *    0.70%     0.70%       0.70% *
  Ratio of net investment income (loss) to average net assets        0.33% *    0.41%     0.20%      (0.02%)*
  Portfolio turnover                                                   56% **     69%       65%         68% **
  Net assets at end of period (000 omitted)                        $21,148    $20,154  $ 15,416    $ 19,186

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.70% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment loss                                              $ (0.01)   $ (0.02) $  (0.03)   $  (0.04)
  Ratios (to average net assets):
    Expenses                                                         1.18% *    1.40%     1.29%       1.24% *
    Net investment loss                                             (0.15%)*   (0.29%)   (0.39%)     (0.56%)*

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to
   October 31, 2001.
(a)Amount was less than $.01 per share.

                        SMALL CAPITALIZATION VALUE FUND

                                                                  Six Months
                                                                     Ended        Years Ended
                                                                   April 30,      October 31,    Period Ended
                                                                     2004      ----------------  October 31,
                                                                  (Unaudited)    2003     2002     2001***
                                                                  -----------  -------  -------  ------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period                            $  12.80    $  9.31  $  9.71    $ 10.00
                                                                   --------    -------  -------    -------
Income from investment operations:
  Net investment income                                                 .02        .03      .06        .06
  Net realized and unrealized gain (loss) on investments               1.49       3.50     (.14)      (.34)
                                                                   --------    -------  -------    -------
                                                                       1.51       3.53     (.08)      (.28)
                                                                   --------    -------  -------    -------
Less distributions to shareholders:
  From net investment income                                           (.03)      (.04)    (.07)      (.01)
  From net realized gain on investments                                   -          -     (.25)         -
                                                                   --------    -------  -------    -------
                                                                       (.03)      (.04)    (.32)      (.01)
                                                                   --------    -------  -------    -------
Net asset value - end of period                                    $  14.28    $ 12.80  $  9.31    $  9.71
                                                                   ========    =======  =======    =======
Total return                                                         11.79% **  38.13%   (1.08%)    (2.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average net assets                             0.85% *    0.85%    0.85%      0.85% *
  Ratio of net investment income to average net assets                0.22% *    0.39%    0.52%      0.66% *
  Portfolio turnover                                                    23% **     65%      40%        31% **
  Net assets at end of period (000 omitted)                        $107,016    $83,165  $59,322    $59,343

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 0.85% of average daily net assets. Without such agreement the investment income per share and ratios would have been:
  Net investment income                                            $   0.01    $  0.02  $  0.04    $  0.05
  Ratios (to average net assets):
    Expenses                                                          0.90% *    0.98%    0.99%      0.99% *
    Net investment income                                             0.17% *    0.26%    0.38%      0.52% *

*  Annualized.
** Not annualized.
***For the period from December 19, 2000 (commencement of operations) to October 31, 2001.

                       SMALL COMPANY OPPORTUNITIES FUND

                                  Six Months
                                     Ended                                               Ten Months
                                   April 30,            Years Ended October 31,             Ended     Period Ended
                                     2004      ----------------------------------------  October 31,  December 31,
                                  (Unaudited)      2003       2002      2001      2000      1999        1998***
                                  -----------  --------     --------  --------  -------  -----------  ------------
Per share data (for a share
 outstanding throughout each
 period):
  Net asset value - beginning of
   period                          $  15.16    $  11.76     $  13.95  $  12.72  $  8.89    $  8.61      $  10.00
                                   --------    --------     --------  --------  -------    -------      --------
Income from investment
 operations:
  Net investment income (loss)         (.03)       (.04)        (.03)      .02      .02       (.01)         (.01)
  Net realized and unrealized
   gain (loss) on investments           .20        3.74        (1.13)     2.57     3.96        .29         (1.38)
                                   --------    --------     --------  --------  -------    -------      --------
                                        .17        3.70        (1.16)     2.59     3.98        .28         (1.39)
                                   --------    --------     --------  --------  -------    -------      --------
Less distributions to
 shareholders:
  From net investment income              -           -         (.02)     (.02)       -          -             -
  From net realized gain on
   investments                            -        (.30)       (1.01)    (1.34)    (.15)         -             -
  Tax return of capital                   -           - (a)        -         -        -          -             -
                                   --------    --------     --------  --------  -------    -------      --------
                                          -        (.30)       (1.03)    (1.36)    (.15)         -             -
                                   --------    --------     --------  --------  -------    -------      --------
Net asset value - end of period    $  15.33    $  15.16     $  11.76  $  13.95  $ 12.72    $  8.89      $   8.61
                                   ========    ========     ========  ========  =======    =======      ========
Total return                          1.12% **   32.08%       (9.66%)   23.02%   45.92%      2.92% **    (13.90%)**
Ratios and Supplemental Data:
  Ratio of expenses to average
   net assets                         1.14% *     1.14%        1.15%     1.19%    1.30%      1.30% *       1.30% *
  Ratio of net investment
   income (loss) to average net
   assets                            (0.44%)*    (0.37%)      (0.26%)    0.20%    0.30%     (0.18%)*      (0.28%)*
  Portfolio turnover                    25% **      53%          51%      115%     114%        68% **        51% **
  Net assets at end of period
   (000 omitted)                   $487,042    $450,972     $299,885  $220,957  $84,599    $31,819      $ 19,910

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement the investment income (loss) per share and ratios would have been:
  Net investment income (loss)     $      -    $      -     $      -  $      -  $  0.02    $ (0.02)     $  (0.03)
  Ratios (to average net
   assets):
    Expenses                              -           -            -         -    1.34%      1.51% *       1.77% *
    Net investment income
     (loss)                               -           -            -         -    0.26%     (0.39%)*      (0.76%)*

*  Annualized.
** Not annualized.
***For the period from July 20, 1998 (commencement of operations) to December
   31, 1998.
(a)Amount was less than $.01 per share.

                           INTERNATIONAL EQUITY FUND

                                                                               Class N
                                                                               -------
                                                            Six months ended
                                                                6/30/04        Year ended   Period ended
                                                              (Unaudited)       12/31/03     12/31/02+
                                                            ----------------  ----------    ------------
Net asset value, beginning of period                             $ 9.42        $   6.30        $ 6.26
                                                                 ------        --------        ------
Income (loss) from investment operations:
  Net investment income (loss)                                     0.02 ***       (0.01)***     (0.00)***+
  Net realized and unrealized gain on investments                  0.10            3.13          0.04
                                                                 ------        --------        ------
     Total income from investment operations                       0.12            3.12          0.04
                                                                 ------        --------        ------
Less distributions to shareholders:
  From net investment income                                          -           (0.00)+           -
                                                                 ------        --------        ------
Net asset value, end of period                                   $ 9.54        $   9.42        $ 6.30
                                                                 ======        ========        ======
Total Return(a)                                                   1.38% **(c)    49.44% (c)         - ++
Ratios / Supplemental Data:
  Net assets, end of period (000's)                              $  154        $    152        $  102
  Ratio of expenses to average daily net assets:
    Before expense waiver                                         1.83% *         1.82%             - ++
    After expense waiver                                          1.81% *(b)      1.81% (b)         - ++
  Net investment income (loss) to average daily net assets        0.38% *       (0.16)%             - ++
Portfolio turnover rate                                             25% **          70%           40%

*  Annualized.
** Percentage represents results for the period and are not annualized.
***Per share amount calculated on the average shares method.
+ Net investment loss and distributions from net investment income are less than $0.01 per share.
+  Class N commenced operations on December 31, 2002.
++ Amounts are de minimis due to the short period of operations.
(a)Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain changes as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
(b)The Fund has entered into an agreement with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c)Total Return excludes contingent deferred sales charge and would be lower for the periods presented if they reflected these charges.

                        ADDITIONAL INVESTMENT POLICIES

                            AND RISK CONSIDERATIONS


The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds' fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds' custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

.. to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

..  to protect a Fund's unrealized gains or limit its unrealized losses; and

..  to manage a Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund's portfolio.

(1)Forward Contracts - Each Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund's Sub-Adviser deems it appropriate to do so.

(2)Currency Transactions - The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Funds may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

.. the risk that interest rates and securities prices will not move in the direction anticipated;

.. the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

.. the Fund's Sub-Adviser may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by a Fund may not exceed 25% of the Fund's total assets.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, these Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Short-Duration Bond Fund, the Inflation-Protected Bond Fund, the Core Bond Fund, the Diversified Bond Fund, the Balanced Fund, the International Equity Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund and the High Yield Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect a Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

These Funds may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Illiquid Securities

Each Fund may invest up to 15% (10% in the case of the Money Market Fund and the Inflation-Protected Bond Fund) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or the Sub-Adviser pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund's Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, a Fund's Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Industry Concentration

A Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(1)There is no limitation for U.S. Government Securities.

(2)In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers' acceptances issued by domestic banks.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Certain Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by the Fund's Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When Issued Securities

The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

Net Assets

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                           MASSMUTUAL PREMIER FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds' Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report and a listing of each Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Premier Funds: You may request information about the Funds (including the SAI or certain information regarding the portfolio holdings of a Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Premier Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. From the SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 811-08690.

                           MASSMUTUAL PREMIER FUNDS

                               1295 STATE STREET
                       SPRINGFIELD, MASSACHUSETTS 01111

                      STATEMENT OF ADDITIONAL INFORMATION

   THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL PREMIER FUNDS (THE "TRUST") DATED NOVEMBER 1, 2004, AS AMENDED FROM TIME TO TIME (THE "PROSPECTUS"). THIS SAI INCORPORATES HEREIN (1) THE FINANCIAL STATEMENTS OF THE CORE GROWTH FUND, THE ENHANCED INDEX CORE EQUITY FUND, THE ENHANCED INDEX GROWTH FUND, THE ENHANCED INDEX VALUE FUND, THE HIGH YIELD FUND, THE SMALL CAPITALIZATION VALUE FUND, THE VALUE FUND AND THE SMALL COMPANY OPPORTUNITIES FUND BY REFERENCE TO THE TRUST'S SEMI-ANNUAL REPORT AS OF APRIL 30, 2004, AND
(2) THE FINANCIAL STATEMENTS OF THE CORE BOND FUND, THE BALANCED FUND, THE DIVERSIFIED BOND FUND, THE SHORT-DURATION BOND FUND, THE MONEY MARKET FUND, THE INFLATION-PROTECTED BOND FUND, THE INTERNATIONAL EQUITY FUND BY REFERENCE TO MASSMUTUAL SELECT FUNDS (FORMERLY, MASSMUTUAL INSTITUTIONAL FUNDS) SEMI-ANNUAL REPORT AS OF JUNE 30, 2004. TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

   This SAI relates to the following Funds:

  .   MassMutual Premier Money Market Fund

  .   MassMutual Premier Short-Duration Bond Fund

  .   MassMutual Premier Inflation-Protected Fund

  .   MassMutual Premier Core Bond Fund

  .   MassMutual Premier Diversified Bond Fund

  .   MassMutual Premier Balanced Fund

  .   MassMutual Premier Value Fund

  .   MassMutual Premier Small Company Opportunities Fund

  .   MassMutual Premier International Equity Fund

  .   MassMutual Premier Core Growth Fund

  .   MassMutual Premier Enhanced Core Equity Fund

  .   MassMutual Premier Enhanced Index Growth Fund

  .   MassMutual Premier Enhanced Index Value Fund

  .   MassMutual Premier Enhanced Index Value Fund II

  .   MassMutual Premier High Yield Fund

  .   MassMutual Premier Small Capitalization Value Fund

   No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the "Distributor"). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                            Dated November 1, 2004

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
          General Information....................................   3
          Additional Investment Policies.........................   3
          Investment Restrictions of the Funds...................  25
          Management of the Trust................................  30
          Control Persons and Principal Holders of Securities....  35
          Investment Adviser and Sub-Advisers....................  40
          Administrator and Sub-Administrator....................  45
          The Distributor........................................  46
          Class A and Class N Distribution and Service Plans.....  47
          Custodian, Dividend Disbursing Agent and Transfer Agent  48
          Independent Registered Public Accounting Firm..........  48
          Codes of Ethics........................................  49
          Portfolio Transactions and Brokerage...................  49
          Shareholder Investment Account.........................  51
          Description of Shares..................................  51
          Redemption of Shares...................................  53
          Valuation of Portfolio Securities......................  53
          Taxation...............................................  55
          Experts................................................  58
          Miscellaneous..........................................  59
          Glossary...............................................  60
          Appendix A--Description of Securities Ratings..........  61
          Appendix B--Proxy Voting Policies......................  63

                              GENERAL INFORMATION

   MassMutual Premier Funds (the "Trust") is a professionally managed, open-end investment company. This SAI describes the following fifteen separate series of the Trust: (1) MassMutual Premier Money Market Fund ("Money Market Fund"), (2) MassMutual Premier Short-Duration Bond Fund ("Short-Duration Bond Fund"), (3) MassMutual Premier Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), (4) MassMutual Premier Core Bond Fund ("Core Bond Fund"), (5) MassMutual Premier Diversified Bond Fund ("Diversified Bond Fund"), (6) MassMutual Premier Balanced Fund ("Balanced Fund"), (7) MassMutual Premier Value Fund ("Value Fund"), (8) MassMutual Premier Small Company Opportunities Fund ("Small Company Opportunities Fund'), (9) MassMutual Premier International Equity Fund ("International Equity Fund"), (10) MassMutual Premier Core Growth Fund ("Core Growth Fund"), (11) MassMutual Premier Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), (12) MassMutual Premier Enhanced Index Growth Fund ("Enhanced Index Growth Fund"), (13) MassMutual Premier Enhanced Index Value Fund ("Enhanced Index Value Fund"), (14) MassMutual Premier Enhanced Index Value Fund II ("Enhanced Index Value Fund II"), (15) MassMutual Premier High Yield Fund ("High Yield Fund") and (16) MassMutual Premier Small Capitalization Value Fund ("Small Capitalization Value Fund") (each individually referred to as a "Fund" or collectively as the "Funds"). Currently, the Trustees have authorized a total of sixteen separate series. Additional series may be created by the Trustees from time-to-time.

   The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the "Declaration of Trust"). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company ("MassMutual" or the "Adviser"). The investment sub-adviser for each of the Funds except the International Equity Fund is Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts 01115. The investment sub-adviser for the International Equity Fund is OppenheimerFunds, Inc. ("OFI"), located at 2 World Financial Center, 225 Liberty Street, New York, New York 10281. Babson and OFI are indirect subsidiaries of MassMutual.

                        ADDITIONAL INVESTMENT POLICIES

   Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund's outstanding shares (which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

   The following discussion elaborates on the presentation of each Fund's investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Money Market Fund

   For so long as the Money Market Fund values its portfolio instruments on the basis of amortized cost (see "Valuation of Portfolio Securities"), its investments are subject to portfolio maturity, portfolio quality and portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act. The Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally must purchase instruments having remaining maturities of thirteen months (397 days) or less, and must invest only in United States dollar-denominated securities determined to be of high quality with minimal credit risks.

   The Money Market Fund's non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in First Tier Securities, but it retains the right to invest no more than 5% of its net assets in Second Tier Securities. A security qualifies as a First Tier Security if (a) two nationally recognized statistical rating organizations ("NRSROs") have both given it their highest ratings, even if other NRSROs have rated it lower, or (b) one NRSRO has given it the highest rating, if the security has been rated by one NRSRO. In addition to Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc., ("Moody's") other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if the Fund's investment sub-adviser determines that such securities are of comparable quality to First or Second Tier Securities. A rating or determination of comparable quality is no guarantee that a portfolio instrument will not decline in creditworthiness and/or value.

   The Money Market Fund's investment in certificates of deposit and bankers' acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which the Money Market Fund may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

   Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if the Money Market Fund's investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign branches of U.S. banks and foreign banks may provide less public information and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

   The high quality debt instruments in which the Money Market Fund invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While the Money Market Fund invests exclusively in First and Second Tier Securities, an investment in the Money Market Fund is not without risk. If the Money Market Fund disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. The Money Market Fund will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, the Money Market Fund would dispose of any such security as soon as practicable.

   At present, obligations of United States agencies or instrumentalities which the Fund's investment sub-adviser intends to purchase for the portfolio of the Money Market Fund include principally obligations of the Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association, the Federal Farm Credit Banks and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

   Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. Also, the Fund's sub-adviser believes that an institutional purchaser of money market instruments who can invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the Money Market Fund's investment restrictions limit the percentage of the Fund's assets that may be invested in certain industries or in securities of any issuer. Accordingly, if the Fund has relatively small net assets and net cash flow from sales and redemptions of shares, the Fund may be unable to invest in money market instruments paying the highest yield available at a particular time.

Short-Duration Bond Fund

   The Short-Duration Bond Fund's duration management strategy currently uses a quantitative, risk-averse discipline that balances generating a high total rate of return primarily from current income with minimizing fluctuations in capital values. The duration of the portfolio will be lengthened by extending average maturities when sufficient additional yield can be obtained. Conversely, the duration will be shortened when adequate compensation for the additional risk associated with longer maturities cannot be realized.

Diversified Bond Fund

   The Diversified Bond Fund's duration management strategy is to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. The Fund's sub-adviser seeks to add value compared to this index through the use of sector rotation, yield curve management and asset selection. Neither market timing nor interest rate anticipation methods are employed in managing the Fund.

   The Fund will also have specified liquidity and diversification requirements for particular types of investments, including:

      (a) Bond purchases for the Fund will be limited to 25% of any major industry group; and

      (b) Below investment grade bonds cannot exceed 25% of the Fund's assets.

Inflation-Indexed Bonds

   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

   Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

   If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

   The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

   While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

   The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

   Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Fixed Income Securities

   Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

   Although the Funds may invest in investment grade securities, they may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or the Fund's sub-adviser to be of comparable quality. Lower-grade debt securities, which also are known as "junk bonds", may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce a Fund's share prices and the income it earns.

   As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

   Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Common and Preferred Stocks

   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Warrants and Rights

   A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

Real Estate Investment Trusts

   Real estate investment trusts ("REITs") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

   Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

   A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Convertible Securities

   The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

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Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements, if any, set by the Trust's Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. A Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or the Fund's sub-adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's bankruptcy estate.

   A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If a Fund engages in reverse repurchase agreements, it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements.

Dollar Roll Transactions

   To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, each of the Funds may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a Government National Mortgage Association ("GNMA") Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. A Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, a Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio.

   A Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

Cash and Short-Term Debt Securities

   Money Market Instruments Generally. The Funds may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

   Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker's acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit ("CD's") are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   The Funds may invest in certificates of deposit and bankers' acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

   Cash, Short-Term Instruments and Temporary Investments. The Funds may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with a Fund's investment policies. In addition, in adverse market conditions, the Funds may also invest in these short term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches);
(iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year;
(iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

   Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The sub-advisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

   Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

   Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Pass-Through Securities

   The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Funds may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

   The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

   Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

Other Income-Producing Securities

   Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

  . Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

   In order to use these investments most effectively, a Fund's sub-adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the sub-adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

  . Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

  . B Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

  . Inverse floaters. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

  . Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

   Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund's portfolio.

Securities Lending

   Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund's loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

Hedging Instruments And Derivatives

   Subject to the Fundamental Investment Restrictions described below under "Investment Restrictions of the Fund--Fundamental Investment Restrictions of the Funds" each Fund currently may use the hedging instruments and derivatives discussed below. In the future, each Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objective and are legally permissible.

   (1) Forward Contracts--Each Fund may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's sub-adviser deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. If a Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of that Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, a Fund could buy call or put options to "cover" the forward contracts.

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

   (2) Currency Transactions--Each Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Funds may also engage in currency transactions to, among other reasons, hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

   Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

   The Funds are most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, and may do so for several reasons, including hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in or exposed to such foreign currency. The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

   To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser or the Fund's sub-adviser considers that the Austrian schilling is linked to the British pound, a Fund holds securities denominated in schillings and the Adviser or the Fund's sub-adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser or the Fund's sub-adviser may enter into a contract to sell British pounds and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging.

   (3) Risks Regarding Hedging Instruments and Derivatives--Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

      (i) Forward Contracts: Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets.

      (ii) Currency Transactions: Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Derivatives

   (1) Options and Futures Transactions. The Funds may enter into options and futures transactions and may, without limitation, (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, equity indexes, fixed income securities or indexes of interest rates (i.e. Eurodollar options), (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

   The Funds may utilize options and futures contracts for various reasons, including to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Fund's sub-adviser and consistent with that Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   The use of options and futures contracts is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Fund's sub-adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase a Fund's turnover rate.

   (2) Purchasing Put and Call Options. The Funds may purchase put and call options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

   The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

   (3) Selling (Writing) Put and Call Options. The Funds may also "write" put and call options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and, if applicable, must continue to post margin as discussed below.

   If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

   Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

   (4) Options on Indexes. The Funds may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because that Fund's investments generally will not match the composition of an index.

   For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

   (5) Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers or other parties (OTC options) that meet creditworthiness standards, if any, approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. In addition, OTC options are considered illiquid by the Securities and Exchange Commission ("SEC").

   (6) Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on, among other things, various types of fixed income securities including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

   The Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of stocks comprising the index in which the Funds invests. In managing cash flows, the Funds may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Funds may also use futures contracts as a substitute for a comparable market position in the underlying securities or for any other purpose permitted by its investment policies and by applicable law.

   Transactions by the Funds in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Fund's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Also, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, that Fund will be required to make daily cash payments on variation margin.

   Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

   The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by that Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC interpretations thereunder. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit a Fund's ability to engage in futures and related options transactions.

   Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

   Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for a Fund.

   (7) Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   (8) Risks Regarding Options and Futures Transactions. Some of the general risks associated with the use of options and futures include:

      (a) Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly (to the extent options and futures contracts are used for such purpose). The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

   Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options and futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (b) Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

      (c) Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or its sub-adviser may be required to reduce the size of their futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

      (d) Asset Coverage for Futures Contracts and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Assets set aside for such purpose cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

      (e) Status Under the Commodity Exchange Act. The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

   (9) Swaps and Related Swap Products: The Funds may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

   Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

   Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

   The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest

(e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

   The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

   The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If a Fund's sub-adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

   A Fund's sub-adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

   Each Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. In addition to those techniques mentioned above, a Fund may cover its obligations under a swap agreement by using any other technique permitted by applicable law.

   The Funds will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or the sub-adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

   During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

   The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

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

   (10) Structured Notes and Hybrid Instruments: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

   A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

   Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Illiquid Securities

   Each Fund may invest not more than 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Such securities may be determined to be liquid by the Board of Trustees, the Adviser and/or the sub-adviser, if such determination by the Adviser or sub-adviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

   Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The sub-advisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Foreign Securities

   Each Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC.

   The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as "foreign," "non-U.S.," "European, " "Latin American," "Asian," and "emerging markets" in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in "foreign securities," "non-U.S. securities" "European securities," "Latin American securities," "Asian securities," or "emerging markets" (or similar directions) or (b) at least some percentage of the Fund's assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the "Relevant Language"). For these purposes the issuer of a security is deemed to have that tie if:

      (i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

      (ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

      (iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

   In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in "foreign securities," etc. or prohibits such investments altogether, a Fund intends to categorize securities as "foreign," etc. only if the security possesses all of the attributes described above in clauses (i),
(ii) and (iii).

   Foreign securities also include securities of foreign issuers represented by American Depositary Receipts ("ADRs"). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets.

   Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

   A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

   In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

   Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

When-Issued Securities

   Each Fund may purchase or sell securities on a "when-issued" or on a "forward delivery" basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, a Fund is expected to take delivery of securities purchased. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, a Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, a Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

Portfolio Management

   Babson and OFI use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Transactions will occur when a Fund's sub-adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the sub-adviser's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also "Taxation" below.

   The Funds may pay brokerage commissions to affiliates of one or more affiliates of Babson or OFI.

Other Investment Companies

   Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or a Fund's sub-adviser, and subject to a Fund's investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company's expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Exchange Traded Funds (ETFs)

   These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF's expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses.

Index-Related Securities (Equity Equivalents)

   The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such

Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Short Sales

   The Funds may engage in short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss, which could be unlimited, in cases where a Fund is unable for whatever reason to close out its short position; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

   Selling short "against-the-box" refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities "in the box" prior to the time the short position is closed out.

U.S. Government Securities

   The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S.

Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Portfolio Turnover

   Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Core Bond Fund, the Diversified Bond Fund and the Small Company Opportunities Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Core Bond Fund, the Diversified Bond Fund and the Small Company Opportunities Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the sub-adviser currently anticipates for these Funds. The sub-adviser will make changes to the Enhanced Index Core Equity Fund's portfolio, the Enhanced Index Growth Fund's portfolio, the Enhanced Index Value Fund's portfolio, the Enhanced Index Value Fund II's portfolio, the Core Bond Fund's portfolio, the Diversified Bond Fund's portfolio and the Small Company Opportunities Fund's portfolio whenever it believes such changes are desirable and, consequently, anticipates that each such Fund's portfolio turnover may be high. For the fiscal year ended October 31, 2003, however, the Core Growth Fund experienced increased portfolio turnover due to large redemption and investment activity; the Value Fund experienced an increase in portfolio turnover due to a divestiture of smaller capitalization issues; the Small Cap Value Fund experienced an increase in portfolio turnover as a result of increasing value-oriented securities in the portfolio; and the High Yield Fund experienced an increase in portfolio turnover as a result of a portfolio rebalancing to further diversify the portfolio. Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the "Financial Highlights" section of the Prospectus. See the "Taxation" and "Portfolio Transactions and Brokerage" sections in this SAI for additional information.

                     INVESTMENT RESTRICTIONS OF THE FUNDS

               FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

         (other than the Money Market Fund, Short-Duration Bond Fund,
      Inflation-Protected Bond Fund, Diversified Bond Fund, Balanced Fund
                        and International Equity Fund)

   Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of a Fund:

      (1) Borrow money in excess of 10% (33% in the case of the Core Growth Fund, Small Company Opportunities Fund, Small Capitalization Value Fund, High Yield Fund, Enhanced Index Growth Fund,

   Enhanced Index Value Fund, Enhanced Index Value Fund II and the Core Bond
   Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

      (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

      (4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

      (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

      (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

      (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced Index Value Fund II, the Small Capitalization Value Fund, the High Yield Fund and the Core Bond Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

      (8) With respect to the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund and the Enhanced Index Value Fund II either (i) invest more than 5% of the Fund's total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction or (ii) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

   Restrictions (1) through (8) above are deemed "fundamental" investment policies.

   Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.

             NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

         (other than the Money Market Fund, Short-Duration Bond Fund,
      Inflation-Protected Bond Fund, Diversified Bond Fund, Balanced Fund
                        and International Equity Fund)

   In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

   In accordance with such policies and guidelines, each Fund:

      (1) may not invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and
   (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

      (2) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust's "group of investment companies" (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or
   Section 12(d)(1)(G) of the 1940 Act.

   It is also contrary to the present policy guidelines of the Core Bond Fund and the Value Fund to:

      (1) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

      (2) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

      (3) Acquire more than 10% of the voting securities of any issuer.

      (4) Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

      (5) Make investments for the purpose of gaining control of a company's management.

               FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

       (other than the Core Bond Fund, the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund,
  the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced
                             Index Value Fund II,
         the High Yield Fund and the Small Capitalization Value Fund)

   Each Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of that Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. The Trust may not, on behalf of any Fund:

      (1) Purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund's assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer.

      (2) Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund's assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.

      (3) Issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by paragraph (2) above.

      (4) Make short sales, except for sales "against-the-box."

      (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.

      (6) Invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.

      (7) Purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).

      (8) Make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.

      (9) Pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.

      (10) With the exception of the Inflation-Protected Bond Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.

      (11) With the exception of the Inflation-Protected Bond Fund, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer's securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than 1/2 of 1% of the securities of such issuer.

   Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.

             NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

       (other than the Core Bond Fund, the Value Fund, the Small Company Opportunities Fund, the Core Growth Fund, the Enhanced Index Core Equity Fund,
  the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the Enhanced
                             Index Value Fund II,
         the High Yield Fund and the Small Capitalization Value Fund)

   In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

   In accordance with such policies and guidelines, each Fund may not:

      (1) Invest for the purpose of exercising control over, or management of, any company.

      (2) Invest in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by MassMutual or an affiliate thereof. It is expected that a Fund would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees.

      (3) To the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust's "group of investment companies" (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

                            MANAGEMENT OF THE TRUST

   The Trust has a Board of Trustees, a majority of which are not "interested persons" (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not "interested persons" of the Trust ("Disinterested Trustees") have retained independent legal counsel. As Adviser and sub-advisers to the Funds, respectively, MassMutual, Babson and OFI may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

                           Disinterested Trustees/1/

         Ronald J. Abdow......................... Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 72
         Trustee since 2004
         Trustee of 16 portfolios in fund complex

   Chairman, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Select Funds (closed-end investment company); Trustee (since 1993), MML Series Investment Fund (open-end investment company).

         Nabil N. El-Hage........................ Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 45
         Trustee since 2003
         Trustee of 16 portfolios in fund complex

   Senior Lecturer, Finance, Harvard Business School, January 2003 -present; Chairman (1995-present) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Manager, Global Entertainment Ventures, LLC (single purpose investment vehicle) (2001-present).

         Maria D. Furman......................... Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 50
         Trustee since 2004
         Trustee of 16 portfolios in fund complex

   Managing Director, Director and Portfolio Manager, Standish, Ayer and Wood (investment management) (1976-2002).

         Steven A. Kandarian/2/.................. Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 51
         Trustee since 2002
         Trustee of 18 portfolios in fund complex

   Consultant (financial services) (February 2004-present); Executive Director, Pension Benefit Guaranty Corp., (a federal pension agency), December 2001-February 2004; Managing Director, Orion Partners, L.P. (a private equity fund), 1993-November 2001. Trustee, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end mutual funds) since February 2002.

         Richard Nenneman........................ Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 75
         Trustee since 1994
         Trustee of 16 portfolios in fund complex

   Retired. Currently sits on boards of various civic associations.

         Corine T. Norgaard...................... Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 67
         Trustee since 2004
         Trustee of 16 portfolios in fund complex

   President (since October 2004), Thompson Enterprises (real estate investments); Director (since 1997), Frontier Trust Co. (formerly, The Advest
Bank); Trustee (since 1993), Aetna Series Fund (investment company); Director (since 1992), Aetna Variable Series Fund; Trustee (since 1998), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); formerly, Dean, Barney School of Business, University of Hartford (1996-2004).

                            Interested Trustees/1/

         Susan A. Alfano......................... Trustee of the Trust
         One Memorial Drive
         Cambridge, MA 02142
         Age: 50
         Trustee since 2004
         Trustee of 16 portfolios in fund complex

   Executive Vice President, Corporate Administration, MassMutual Financial Group (2001-present); Chairman, MassMutual Benefits Management, Inc. (since December 1998); Trustee, Oppenheimer Funds, Inc. (since December 2003); formerly, Senior Vice President, Corporate Human Resources, MassMutual Financial Group (1990-2001).

  Kevin M. McClintock/3/.................. Trustee and President of the Trust
  One Memorial Drive
  Cambridge, MA 02142
  Age: 42
  Trustee since 1999
  President since 2003
  Trustee of 16 portfolios in fund complex

   Managing Director and Member of the Board of Managers, Babson Capital Management LLC, 1999-present; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International), 1999-2004; Director of Equities and Fixed Income, Dreyfus Corporation, 1995-1999.
--------
(1) Each Trustee serves for an indefinite term, until his or her successor is elected.
(2) MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by Babson.
(3) Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with Babson.

                             Principal Officers/1/

                  DeAnne B. Dupont.... Treasurer of the Trust
                  One Memorial Drive
                  Cambridge, MA 02142
                  Age: 50
                  Treasurer since 1996

   Managing Director and Treasurer of Babson Capital Management LLC.

      Frederick C. Castellani................. Vice President of the Trust
      1295 State Street
      Springfield, MA 01111
      Age: 57
      Officer of 54 portfolios in fund complex

   Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Senior Vice President (1993-1996), CIGNA (Investment and Retirement Services); Trustee (since 2001), MML Series Investment Fund (open-end investment company); Trustee and President (since 2001) of MassMutual Select Funds.

Thomas M. Kinzler....................... Vice President, Clerk and Chief Legal Officer of the Trust
1295 State Street
Springfield, MA 01111
Age: 49
Officer since 2004
Officer of 54 portfolios in fund complex

   Vice President and Associate General Counsel (since 1999), Second Vice President and Associate General Counsel (1996-1999), Assistant Vice President and Counsel (1995-1996). Counsel (1989-1995), MassMutual; Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company); Vice President and Secretary (since 1999), MassMutual Select Funds.

    Michael Chong...................... Vice President and Chief Compliance
    1295 State Street                                  Officer of the Trust
    Springfield, MA 01111
    Age: 46
    Chief Compliance Officer since 2004

   Chief Compliance Officer of the MassMutual Select Funds (open-end investment company) and MML Series Investment Fund (open end investment company) (since September 2004); Vice President and Associate General Counsel (May 1999 to present), Second Vice President (June 1996 to May 1999), Massachusetts Mutual Life Insurance Company; Assistant General Counsel (February 1994-June 1996), Connecticut Mutual Life Insurance Company.
--------
(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

   The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance ("Nominating") Committee, each of which is comprised of Trustees who are not "interested persons" of the Trust. Currently, Messrs. El-Hage, Kandarian and Nenneman comprise the Audit Committee and Messrs. El-Hage, Kandarian and Nenneman and Ms. Furman comprise the Nominating Committee. The Nominating Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust's Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (C) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held two meetings during the fiscal year ended October 31, 2003. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent registered public accounting firm; acts as liaison between the Trust's independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Funds' independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met three times during the fiscal year ended October 31, 2003. The full Board met four times during the fiscal year ended October 31, 2003. Each Trustee identified above attended all of the Board and Committee meetings of which he is a member.

   The table below sets forth information regarding the Trustees' beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2003.

                                                                           Aggregate Dollar Range of
                                                                           Equity Securities in All
                                                                             Registered Investment
                                                                             Companies Overseen by
                        The Dollar Range of Equity Securities Beneficially   Trustee in Family of
Name of Trustee                         Owned in the Trust                   Investment Companies
---------------         -------------------------------------------------- -------------------------
Disinterested Trustees*
Nabil N. El-Hage.......                        None                                  None
Steven A. Kandarian....                        None                                  None
Richard A. Nenneman....                        None                                  None

Interested Trustees
Kevin M. McClintock....                        None**                                None

--------
* Mr. Abdow and Mses. Alfano, Furman and Norgaard were not Trustees as of December 31, 2003. Mr. Richard J. Phelps retired as a Trustee, effective on December 31, 2003, at which time he held the following dollar range of the Trust's shares beneficially: Value Fund ($50,001--100,000); Enhanced Index Core Equity Fund ($50,001--100,000); Small Company Opportunities Fund (over $100,000).
** Mr. Kevin M. McClintock participates in a deferred compensation plan that is tied to the performance of shares of the Small Company Opportunities Fund, and thereby maintains an economic interest in the fund by virtue of such participation.

   Except as noted below, the Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2003 are shown below:

                                                            Total Compensation
                         Aggregate    Pension or Retirement   from Fund and
                        Compensation   Benefits Accrued as  Fund Complex Paid
 Name of Trustee        from Trust/1/ part of Fund Expenses    to Trustees
 ---------------        ------------  --------------------- ------------------
 Nabil N. El-Hage......   $19,000              N/A               $19,000
 Richard A. Nenneman...    20,000              N/A                20,000
 Richard J. Phelps.....    19,000              N/A                19,000
 Steven A. Kandarian/2/         0              N/A                     0
 Kevin M. McClintock/3/         0              N/A                     0

--------
(1) Includes an annual retainer payable by the Trust to each of the Disinterested Trustees of $16,000 and a per meeting attendance fee of $1,000. Mr. Abdow and Mses. Alfano, Furman and Norgaard were not Trustees during the fiscal year ended October 31, 2003. Mr. Richard J. Phelps, who retired from the Board of Trustees effective December 31, 2003, received $19,000 in aggregate compensation from the Trust because he attended three of four regular Board meetings in the fiscal year ended October 31, 2003.
(2) Mr. Kandarian, although an Independent Trustee of the Trust and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by Babson), was not paid an annual retainer or a per meeting attendance fee from these funds in 2003 due to his employment with the Pension Benefit Guaranty Corporation ("PBGC"). He resigned from the PBGC effective February 2004. As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules no longer prohibit him from receiving compensation for his services as an independent Trustee of the Trust, and the Trust will compensate Mr. Kandarian in accordance with its policies governing independent Trustees beginning in 2004.
(3) Mr. McClintock, as an "interested person" of the Trust, received no compensation for his role as Trustee to the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   At July 30, 2004, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, except as noted below, no person owned of record or, to the knowledge of the Trust, beneficially, 5% or more of the shares of any Fund. Entities owning more than 25% of a Fund may be deemed to be control persons of that Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

             Core Bond Fund--Class S*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 87.6%
             1295 State Street
             Springfield, MA 01111

             Value Fund--Class L*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 90.4%
             1295 State Street
             Springfield, MA 01111

             Roman Catholic Bishop of
               Springfield              7.3%
             PO Box 1730
             Springfield, MA 01111

             Small Company
               Opportunities
               Fund--Class A*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 80.2%
             1295 State Street
             Springfield, MA 01111

             Core Growth Fund--Class S*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 89.1%
             1295 State Street
             Springfield, MA 01111

             Enhanced Index Core
               Equity Fund--Class Y*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 95.3%
             1295 State Street
             Springfield, MA 01111

             Enhanced Index Growth
               Fund--Class Y*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 99.8%
             1295 State Street
             Springfield, MA 01111

             Enhanced Index Value
               Fund--Class Y*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 99.9%
             1295 State Street
             Springfield, MA 01111

             High Yield Fund--Class Y*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 84.8%
             1295 State Street
             Springfield, MA 01111

             Small Capitalization
               Value Fund--Class S*
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 73.9%
             1295 State Street
             Springfield, MA 01111

   The information provided for the following Funds is based upon share ownership of the predecessors to the following Funds as of July 30, 2004:

             Balanced Fund--Class S
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 99.3%
             1295 State Street
             Springfield, MA 01111

             Balanced Fund--Class Y
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 56.4%
             1295 State Street
             Springfield, MA 01111

             Jupiter & Co               43.6%
             C/O Investors Bank & Trust
             PO Box 9130
             Boston, MA 02117

             Balanced Fund--Class L
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 100%
             1295 State Street
             Springfield, MA 01111

             Balanced Fund--Class A
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 90.3%
             1295 State Street
             Springfield, MA 01111

             Balanced Fund--Class N
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 100%
             1295 State Street
             Springfield, MA 01111

             Diversified Bond
               Fund--Class S
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 96.9%
             1295 State Street
             Springfield, MA 01111

Diversified Bond Fund--Class Y
Shareholder Name and Address             Percentage Owned
MassMutual                               100%
1295 State Street
Springfield, MA 01111

Diversified Bond Fund--Class L
Shareholder Name and Address             Percentage Owned
MassMutual                               99.6%
1295 State Street
Springfield, MA 01111

Diversified Bond Fund--Class A
Shareholder Name and Address             Percentage Owned
MassMutual                               70.8%
1295 State Street
Springfield, MA 01111

Taynik & Co.                             18.9%
C/O Investors Bank & Trust
PO Box 9130
Boston, MA 02117

Western States Income Security           8.5%
C/O Investors Bank & Trust
PO Box 9130
Boston, MA 02117

Diversified Bond Fund--Class N
Shareholder Name and Address             Percentage Owned
MassMutual                               100%
1295 State Street
Springfield, MA 01111

Short-Duration Bond Fund--Class S
Shareholder Name and Address             Percentage Owned
MassMutual                               99.4%
1295 State Street
Springfield, MA 01111

Short-Duration Bond Fund--Class Y
Shareholder Name and Address             Percentage Owned
MassMutual                               92.1%
1295 State Street
Springfield, MA 01111
Stationary Engineers Local 39            6.6%

Annuity Trust
337 Valencia Street
San Francisco, CA 94103

Short-Duration Bond Fund--Class L
Shareholder Name and Address             Percentage Owned
MassMutual                               99.1%
1295 State Street
Springfield, MA 01111

             Short-Duration Bond
               Fund--Class A
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 93.6%
             1295 State Street
             Springfield, MA 01111

             Jupiter & Co.              5.5%
             C/O Investors Bank & Trust
             PO Box 9130
             Boston, MA 02117

             Short-Duration Bond
               Fund--Class N
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 99%
             1295 State Street
             Springfield, MA 01111

             Inflation-Protected Bond
               Fund--Class S
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 98%
             1295 State Street
             Springfield, MA 01111

             Inflation-Protected Bond
               Fund--Class Y
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 99.8%
             1295 State Street
             Springfield, MA 01111

             Inflation-Protected Bond
               Fund--Class L
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 100%
             1295 State Street
             Springfield, MA 01111

             Inflation-Protected Bond
               Fund--Class A
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 90%
             1295 State Street
             Springfield, MA 01111

             Jupiter & Co.              7.4%
             C/O Investors Bank & Trust
             PO Box 9130
             Boston, MA 02117

             Inflation-Protected Bond
               Fund--Class N
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 99.5%
             1295 State Street
             Springfield, MA 01111

             Money Market Fund--Class S
             Shareholder Name and
               Address                  Percentage Owned
             MassMutual                 96.7%
             1295 State Street
             Springfield, MA 01111

Money Market Fund--Class Y
Shareholder Name and Address             Percentage Owned
MassMutual                               93.1%
1295 State Street
Springfield, MA 01111

Money Market Fund--Class L
Shareholder Name and Address             Percentage Owned
MassMutual                               95.2%
1295 State Street
Springfield, MA 01111

Money Market Fund--Class A
Shareholder Name and Address             Percentage Owned
MassMutual                               98.2%
1295 State Street
Springfield, MA 01111

International Equity Fund--Class S
Shareholder Name and Address             Percentage Owned
MassMutual                               97.3%
1295 State Street
Springfield, MA 01111

International Equity Fund--Class Y
Shareholder Name and Address             Percentage Owned
MassMutual                               92.5%
1295 State Street
Springfield, MA 01111

Wilmington Trust Co.                     5.5%
FBO Arthur Gallagher & Co.
PO Box 8880
Wilmington, DE 19899

International Equity Fund--Class L
Shareholder Name and Address             Percentage Owned
MassMutual                               83.6%
1295 State Street
Springfield, MA 01111

International Equity Fund--Class A
Shareholder Name and Address             Percentage Owned
MassMutual                               97.9%
1295 State Street
Springfield, MA 01111

International Equity Fund--Class N
Shareholder Name and Address             Percentage Owned
MassMutual                               99.0%
1295 State Street
Springfield, MA 01111
--------
* These Funds had only a single, undesignated class of shares as of July 30, 2004, and the information is provided based upon that single, undesignated class of shares.

                      INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

   MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an "Advisory Agreement"). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund's portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Funds pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

   Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days' written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund's shares, and (2) by an affirmative vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

   MassMutual also serves as investment adviser to: MassMutual Strategic Balanced Fund, MassMutual Fundamental Value Fund, MassMutual Value Equity Fund, MassMutual Large Cap Value Fund, MassMutual Indexed Equity Fund, MassMutual Blue Chip Growth Fund, MassMutual Large Cap Growth Fund, MassMutual Growth Equity Fund, MassMutual Aggressive Growth Fund, MassMutual OTC 100 Fund, MassMutual Focused Value Fund, MassMutual Small Company Value Fund, MassMutual Mid Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity II Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Small Company Growth Fund, MassMutual Emerging Growth Fund, MassMutual Overseas Fund, MassMutual Destination Retirement Income Fund, MassMutual Destination Retirement 2010 Fund, MassMutual Destination Retirement 2020 Fund, MassMutual Destination Retirement 2030 Fund and MassMutual Destination Retirement 2040 Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

   The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .50% for the Value Fund, .58% for the Small Company Opportunities Fund, .48% for the Core Bond Fund, .48% for the Balanced Fund, ..40% for the Short-Duration Bond Fund, .50% for the Diversified Bond Fund, .48% for the Inflation-Protected Bond Fund, .35% for the Money Market Fund, .50% for the Enhanced Index Core Equity Fund, .50% for the Enhanced Index Growth Fund, ..50% for the Enhanced Index Value Fund, .50% for the Enhanced Index Value Fund II, .50% for the High Yield Fund, .55% for the Core Growth Fund, .70% for the Small Capitalization Value Fund and .85% for the International Equity Fund.

   Pursuant to Advisory Agreements between the predecessors to each of the following Funds and MassMutual (which were terminated on or about October 31, 2004), the predecessors to the each of the following Funds paid MassMutual the following investment advisory fees for their last three fiscal years:

                                       Gross     Waiver      Net
                                     ---------- --------  ----------
           Money Market Fund
           Year ended 12/31/01...... $2,030,486       --  $2,030,486
           Year ended 12/31/02...... $2,019,576       --  $2,019,576
           Year ended 12/31/03...... $1,968,218       --  $1,968,218

           Short-Duration Bond Fund
           Year ended 12/31/01...... $1,068,676       --  $1,068,676
           Year ended 12/31/02...... $1,249,596       --  $1,249,596
           Year ended 12/31/03...... $1,508,161       --  $1,508,161

           Diversified Bond Fund
           Year ended 12/31/01...... $  161,542 $ (7,790) $  153,752
           Year ended 12/31/02...... $  226,754 $ (3,417) $  223,337
           Year ended 12/31/03...... $  401,580       --  $  401,580

           Balanced Fund
           Year ended 12/31/01...... $1,873,379       --  $1,873,379
           Year ended 12/31/02...... $1,505,602       --  $1,505,602
           Year ended 12/31/03...... $1,298,144       --  $1,298,144

           International Equity Fund
           Year ended 12/31/01...... $8,586,715 $(67,139) $8,519,576
           Year ended 12/31/02...... $6,732,352 $(26,795) $6,705,557
           Year ended 12/31/03...... $5,840,362       --  $5,840,362

   The predecessor to the Inflation-Protected Bond Fund commenced operations on December 31, 2003.

Affiliated Investment Sub-advisers

   Babson is a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. MassMutual will pay Babson a sub-advisory fee equal to an annual rate of .25% for the first $600 million of the average daily net assets and .15% of the average daily net assets over $600 million of the Value Fund, .40% for the first $1 billion of the average daily net assets and .30% of the average daily net assets over $1 billion of the Small Company Opportunities Fund, .10% of the average daily net assets of the Core Bond Fund, .1861% of the average daily net assets of the Balanced Fund, .08% of the average daily net assets of the Short-Duration Bond Fund, .10% of the average daily net assets of the Diversified Bond Fund, .08% of the average daily net assets of the Inflation-Protected Bond Fund, .05% of the average daily net assets of the Money Market Fund, .25% of the average daily net assets of the Enhanced Index Core Equity Fund, .25% of the average daily net assets of the Enhanced Index Value Fund, .25% of the average daily net assets of the Enhanced Index Value Fund II, .25% of the average daily net assets of the Enhanced Index Growth Fund, .20% of the average daily net assets of the High Yield Fund, .25% of the average daily net assets of the Core Growth Fund, .40% of the average daily net assets of the Small Capitalization Value Fund. MassMutual will pay OFI a sub-advisory fee equal to an annual rate of .50% of the average daily net assets of the International Equity Fund.

   Pursuant to Management Contracts between each of the following Funds and Babson (which were terminated on or about October 31, 2004), the Funds paid Babson the following management fees, and Babson reimbursed the following other expenses:

                                                            Other
                                               Management  Expenses
                                                Fee Paid  Reimbursed
                                               ---------- ----------
            Value Fund
            Fiscal year ended October 31, 2001 $  292,293  $ 30,960
            Fiscal year ended October 31, 2002    312,372    18,067
            Fiscal year ended October 31, 2003    349,594    15,786
            Small Company Opportunities Fund
            Fiscal year ended October 31, 2001  1,630,031         0
            Fiscal year ended October 31, 2002  3,250,233         0
            Fiscal year ended October 31, 2003  3,537,189         0

            Core Bond Fund
            Fiscal year ended October 31, 2001    106,022   112,353
            Fiscal year ended October 31, 2002    104,777   111,680
            Fiscal year ended October 31, 2003     85,878   120,500

            Core Growth Fund
            Fiscal year ended October 31, 2001    714,111         0
            Fiscal year ended October 31, 2002    606,495         0
            Fiscal year ended October 31, 2003    573,119         0

            Enhanced Index Core Equity Fund
            Fiscal year ended October 31, 2001    189,360   114,279
            Fiscal year ended October 31, 2002    138,169   103,902
            Fiscal year ended October 31, 2003    123,287   118,378

            Enhanced Index Growth Fund/1/
            Fiscal year ended October 31, 2001     97,286   105,094
            Fiscal year ended October 31, 2002     91,613   108,227
            Fiscal year ended October 31, 2003     86,947   122,539

            Enhanced Index Value Fund/1/
            Fiscal year ended October 31, 2001    108,764    99,139
            Fiscal year ended October 31, 2002    120,955   118,480
            Fiscal year ended October 31, 2003    122,567   128,259

            High Yield Fund
            Fiscal year ended October 31, 2001    124,498    79,124
            Fiscal year ended October 31, 2002    129,213    75,076
            Fiscal year ended October 31, 2003    157,747    84,100

            Small Capitalization Value Fund/1/
            Fiscal year ended October 31, 2001    369,682    72,877
            Fiscal year ended October 31, 2002    450,984    89,952
            Fiscal year ended October 31, 2003    451,697    84,719

--------
1. Commenced operations on December 19, 2000.

   Pursuant to an Investment Sub-Advisory Agreement between MassMutual and OFI with respect to the predecessor of the International Equity Fund (which was terminated on or about October 31, 2004), MassMutual paid to OFI the following amounts for providing investment advisory services to the predecessor of the International Equity Fund for each of its last three fiscal years:

                 Fiscal year ended December 31, 2001 $5,023,625
                 Fiscal year ended December 31, 2002 $3,956,012
                 Fiscal year ended December 31, 2003 $3,438,933

   Securities held by the Funds are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual, Babson or OFI acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for any Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of the Trust's management that such execution advantage and the desirability of retaining MassMutual, Babson and OFI as Adviser and as investment sub-advisers, respectively, of the Funds outweighs the disadvantages, if any, which might result from this procedure.

   At a meeting held on June 24, 2004, the Board of Trustees of the Trust, including the disinterested Trustees, approved the Advisory Agreements and Sub-Advisory Agreements subject to approval by the shareholders of each of the Funds of the Advisory Agreements and Sub-Advisory Agreements.

   In approving the Advisory Agreements, the Trustees first took note of the fact that the Adviser would delegate all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to Babson or OFI, as applicable. The Trustees then examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Funds. As part of this examination, the Trustees considered that the Adviser has represented to them that the scope and quality of administrative and shareholder services to be provided to the Funds under the Advisory Agreements will be at least equivalent to the scope and quality of administrative and shareholder services provided by Babson under the Management Contracts between Babson and the Trust relating to the Funds (the "Old Agreements"). The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the human resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreements.

   The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included (i) the ability of the Adviser to monitor the operations and performance of each Fund's sub-adviser, (ii) the financial condition, stability and business strategy of the Adviser, (iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were sufficient, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreements.

   In reaching that conclusion, the Trustees also reviewed the advisory fees and other expenses of the Funds against such fees for a peer group of funds with similar investment objectives. For these purposes, the Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to the Adviser, but also took into account the estimated profitability of the Funds to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Funds. Additionally, the Trustees were informed that the Adviser may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by the Adviser in advising other accounts that it advises. Conversely, research services furnished to the Adviser in connection with other accounts the Adviser advises may be used by the Adviser in advising the Funds. The Trustees also considered that the net expense ratios to be applicable to the classes of shares that existing shareholders of the Trust (except with respect to the shareholders of the Core Bond Fund) will be converted into will be same as or lower than the net expense ratios that are currently applicable to such shareholders, and that in the case of the Core Bond Fund, the net expense ratio to be applicable to the class of shares that existing holders of the Core Bond Fund will be converted into will be increased from 0.55% to 0.59% (with the increased net expense ratio being less than the expense ratio that would be applicable to such existing holders of the Core Bond Fund if the applicable fee waiver were to be discontinued). Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

   In approving the Sub-Advisory Agreements with respect to each of the Funds except the International Equity Fund, the Trustees considered that Babson's ability to provide advisory and management services with respect to the Funds would be unchanged from April 29, 2004 (the date the Trustees last considered the renewal of the Old Agreements. The Trustees also considered that Babson has represented to them that the scope and quality of services to be provided to the Funds under the Sub-Advisory Agreements will be at least equivalent to the scope and quality of services provide under the Old Agreements. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of Babson would continue to be well suited to the Funds, given their investment objectives and policies.

   In approving the Sub-Advisory Agreement with respect to the International Equity Fund, the Trustees considered a wide range of information about, among other things: OFI and its personnel with responsibilities for providing services to the International Equity Fund; the term of the sub-advisory agreement; the investment performance of the predecessor to the International Equity Fund; the fees payable to OFI by the Adviser; and the total expense ratio of the International Equity Fund and of similar funds managed by other advisers. The Trustees also considered that MassMutual has represented to them that the scope and quality of services to be provided to the International Equity Fund under the Sub-Advisory Agreement will be at least equivalent to the scope and quality of services provided to the predecessor fund. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of OFI would be well suited to the International Equity Fund, given its investment objectives and policies.

   Following their review, the Trustees determined that the terms of the Advisory Agreements and Sub-Advisory Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Trustees who are not "interested persons" of the Trust, the Adviser, Babson or OFI (as such term is defined in the 1940 Act), unanimously voted to approve the Advisory Agreements and the Sub-Advisory Agreements.

   In their deliberations with respect to these matters, the Disinterested Trustees were advised by their counsel, who was determined by the Disinterested Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel.

   The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Disinterested Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

                      ADMINISTRATOR AND SUB-ADMINISTRATOR

   MassMutual has entered into an administrative services agreement (the "Administrative Services Agreement") with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds which range from .2644% to .4568% for Class N shares; ..2144% to .3968% for Class A shares; .2144% to .3968% for Class L shares; ..0144% to .1660% for Class S shares and .0644% to .2468% for Class Y shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company ("IBT"). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

   Pursuant to an Administration Agreement between the Trust and IBT (which was terminated on or about October 31, 2004), for the last three fiscal years, the following Funds paid the following amounts to IBT during the last three fiscal years for providing administrative services:

                                                  Administrative
                                                   Services Fee
                                                       Paid
                                                  --------------
               Value Fund
               Fiscal year ended October 31, 2001    $ 38,845
               Fiscal year ended October 31, 2002      47,352
               Fiscal year ended October 31, 2003      50,007

               Small Company Opportunities Fund
               Fiscal year ended October 31, 2001     134,853
               Fiscal year ended October 31, 2002     275,402
               Fiscal year ended October 31, 2003     279,987

               Core Bond Fund
               Fiscal year ended October 31, 2001      17,221
               Fiscal year ended October 31, 2002      22,040
               Fiscal year ended October 31, 2003      16,905

               Core Growth Fund
               Fiscal year ended October 31, 2001      93,623
               Fiscal year ended October 31, 2002      90,809
               Fiscal year ended October 31, 2003      82,008

               Enhanced Index Core Equity Fund
               Fiscal year ended October 31, 2001      24,649
               Fiscal year ended October 31, 2002      22,845
               Fiscal year ended October 31, 2003      19,298

               Enhanced Index Growth Fund/1/
               Fiscal year ended October 31, 2001      15,150
               Fiscal year ended October 31, 2002      15,158
               Fiscal year ended October 31, 2003      13,570

               Enhanced Index Value Fund/1/
               Fiscal year ended October 31, 2001      16,554
               Fiscal year ended October 31, 2002      20,086
               Fiscal year ended October 31, 2003      19,306

                                                  Administrative
                                                   Services Fee
                                                       Paid
                                                  --------------
               High Yield Fund
               Fiscal year ended October 31, 2001    $17,649
               Fiscal year ended October 31, 2002     21,523
               Fiscal year ended October 31, 2003     24,732

               Small Capitalization Value Fund/1/
               Fiscal year ended October 31, 2001     38,654
               Fiscal year ended October 31, 2002     53,806
               Fiscal year ended October 31, 2003     51,195

--------
1. Commenced operations on December 19, 2000.

   Pursuant to Administrative Services Agreements between MassMutual Select Funds, on behalf of the predecessors of the following Funds, and MassMutual (which were terminated on or about October 31, 2004), for the last three fiscal years, MassMutual Select Funds paid the following amounts, on behalf of the predecessors of the following Funds, to MassMutual during their last three fiscal years for providing administrative services:

                      Money Market Fund
                      Year ended 12/31/01...... $  794,355
                      Year ended 12/31/02...... $  935,788
                      Year ended 12/31/03...... $  961,065

                      Short-Duration Bond Fund
                      Year ended 12/31/01...... $  483,774
                      Year ended 12/31/02...... $  638,086
                      Year ended 12/31/03...... $  848,123

                      Diversified Bond Fund
                      Year ended 12/31/01...... $   47,605
                      Year ended 12/31/02...... $   84,181
                      Year ended 12/31/03...... $  157,534

                      Balanced Fund
                      Year ended 12/31/01...... $  369,048
                      Year ended 12/31/02...... $  301,312
                      Year ended 12/31/03...... $  260,948

                      International Equity Fund
                      Year ended 12/31/01...... $1,406,396
                      Year ended 12/31/02...... $1,193,894
                      Year ended 12/31/03...... $1,117,996

   The predecessor to the Inflation-Protected Bond Fund commenced operations on December 31, 2003.

                                THE DISTRIBUTOR

   The Funds' shares are continuously distributed by MML Distributors, LLC (the "Distributor"), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to a General Distributor's Agreement with the Trust (the "Distribution Agreement"). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a majority-owned subsidiary of MassMutual.

   The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

   The Distributor has also entered into a Sub-Distributor's Agreement with OppenheimerFunds Distributor, Inc. (the "Sub-Distributor"). The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

   MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

              CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

   The Trust has adopted, with respect to the Class A and Class N shares of each of the Funds, a Distribution and Service Plan and Agreement (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Funds on June 24, 2004. Under the terms of each of the Class A Plans, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of a Fund, in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of a Fund ("Distribution Fee") and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the "Servicing Fee") to Class A shareholders. Under the terms of each of the Class N Plans, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of a Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of a Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual's Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or

Class N shareholders; who furnish shareholder sub-accounting; who forward communications from a Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by a Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

   Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

   Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

   The following table approximately discloses the 12b-1 fees paid in 2003 by MassMutual Select Funds, on behalf of the predecessors of the following funds, under its 12b-1 plans for Class A and Class N shares of the following Funds:

                                      Class A   Class N    Class N
                                       12b-1     12b-1      12b-1
                                     Servicing Servicing Distribution
                                       Fees      Fees        Fees
                                     --------- --------- ------------
           Money Market Fund*....... $232,011    $ --        $ --
           Short-Duration Bond Fund.   76,509     257         257
           Diversified Bond Fund....   56,892     262         262
           Balanced Fund............   14,927     560         560
           International Equity Fund   92,825     289         289

--------
* Reflects net 12b-1 fees paid by the Fund. MassMutual waived $15,115 of 12b-1 fees in order for the Fund to maintain a .10% 7-day yield. Class N shares of the Fund were not available.

   The predecessor to the Inflation-Protected Bond Fund commenced operations on December 31, 2003.

            CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

   IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Funds' investments (the "Custodian") and is the Funds' transfer agent and dividend disbursing agent (the "Transfer Agent"). As custodian, IBT has custody of the Funds' securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   Deloitte & Touche LLP, located at 200 Berkley Street, Boston, Massachusetts, 02116, is the Trust's independent registered public accounting firm.

                                CODES OF ETHICS

   The Trust, MassMutual, the Distributor, Babson and OFI have each adopted a code of ethics (the "Codes of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each of the Fund's sub-advisers attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

   Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser's overall responsibilities to the Trust and to its other clients. The term "brokerage and research services" includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

   Research provided by brokers is used for the benefit of all of the sub-adviser's clients and not solely or necessarily for the benefit of the Trust. The sub-advisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the sub-advisers as a consideration in the selection of brokers to execute portfolio transactions.

   The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of a sub-adviser's receipt of brokerage and research services. To the extent the Trust's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to a sub-adviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to a sub-adviser in carrying out its obligations to the Trust.

   Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective sub-advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

   The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective sub-advisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers. These arrangements do not effect the Funds' brokerage costs. The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended October 31, 2003, October 31, 2002 and October 31, 2001:

                                        Year ended  Year ended  Year ended
                                        October 31, October 31, October 31,
                                           2003        2002        2001
                                        ----------- ----------- -----------
     Core Bond Fund....................  $      0    $      0    $      0
     Value Fund........................    85,613      58,020      57,955
     Small Company Opportunities Fund..   890,644     726,447     378,586
     Core Growth Fund..................   235,129     184,734     138,181
     Enhanced Index Core Equity Fund...    39,001      53,294      91,918
     Enhanced Index Growth Fund1.......    16,513      23,484      24,997
     Enhanced Index Value Fund1........    35,415      53,603      40,782
     High Yield Fund...................        48       1,179           0
     Small Capitalization Value Fund/1/   226,391     119,783     140,531

--------
1. Commenced operations on December 19, 2000.

   The following table discloses the broker commissions paid by the predecessors of the following Funds for their fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001:

                                   Year ended   Year ended   Year ended
                                  December 31, December 31, December 31,
                                      2003         2002         2001
                                  ------------ ------------ ------------
        Diversified Bond Fund....         13          150            0
        Balanced Fund............    314,310      349,703      517,523
        International Equity Fund  2,001,441    1,150,978    1,565,486

   The following table discloses, for those Funds that had trades directed to a third party soft dollar broker during the fiscal year ended October 31, 2003, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended October 31, 2003 to recognize "brokerage and research" services, the percentage of the Fund's total transactions represented by such transactions and commissions paid for such transactions:

                                      Dollar Value  Percent of
                                        of Those      Total      Amount of
                                      Transactions Transactions Commissions
                                      ------------ ------------ -----------
     Value Fund...................... $13,628,314      19.8%     $ 21,723
     Small Company Opportunities Fund  27,252,807       7.1%       75,880
     Core Growth Fund................  69,271,395      42.8%      106,132
     Enhanced Index Core Equity Fund.     206,072       0.6%          276
     Enhanced Index Value Fund.......      28,778       0.1%           42
     Small Capitalization Value Fund.  16,960,912      20.8%       41,013

                        SHAREHOLDER INVESTMENT ACCOUNT

   A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

                             DESCRIPTION OF SHARES

   The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a diversified series of the Trust. The fiscal year for each Fund ends on October 31.

   The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other shares of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation of a Fund, each share of a particular class of that Fund is entitled to a pro rata share of the net assets of that class available for distribution to shareholders.

   The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

   The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of

Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

   Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual series on all matters except when, as required by the 1940 Act, shares shall be voted in the aggregate and not by individual series. When the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shareholders of one series or class shall not be entitled to vote on matters exclusively affecting another series or class, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other series of class.

   There will normally be no meetings of shareholders for the purpose of electing Trustees except that if required by the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, if required by applicable law, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, if required by applicable law, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

   No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

   The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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                             REDEMPTION OF SHARES

   With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted, (C) when an emergency exists as determined by the SEC so that disposal of the Fund's investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust's shareholders.

                       VALUATION OF PORTFOLIO SECURITIES

   The net asset value per share of each Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

   Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

   Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

   Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event occurs that a Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem that Fund's shares.

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   The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

   The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

Money Market Fund

   The Money Market Fund's portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

   The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost and the concomitant maintenance of the Money Market Fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC.

   The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include periodic review of the Money Market Fund's portfolio holdings to determine the extent of any deviation in the Money Market Fund's net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it may take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

   Since the net income of the Money Market Fund is declared as a dividend each time it is determined, the net asset value per share of the Money Market Fund remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in the Money Market Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Money Market Fund in the shareholder's account, which increase is recorded promptly after the end of each calendar month.

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   For this purpose the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

   Should the Money Market Fund incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if the Money Market Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than what he paid.

                                   TAXATION

   Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a "regulated investment company," a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b)distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (C) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses (other than U.S. Government securities). If a Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for Federal income tax purposes.

   As a regulated investment company electing to have its tax liability determined under Subchapter M, in general a Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

   If a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

   If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

   An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's

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

ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

   Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains have temporarily been reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets--through December 31, 2008.

   Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

   Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

   The International Equity Fund may be eligible to make an election under
Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder's tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The International Equity Fund will notify its shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by the Fund to foreign countries. Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

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

   Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from a Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

   If a Fund makes a distribution to you in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

   Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

   If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

   A Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

   Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

   A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

   Under federal income tax law, a portion of the difference between the purchase price of securities purchased at a discount in which a Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

   Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

   The American Jobs Creation Act of 2004 (the "Act"), signed by President Bush on October 22, 2004 modifies the tax treatment of certain distributions from a Fund to foreign persons. Under the Act, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. In addition, distributions that are attributable to gain from U.S. real property interests (including interests in REITs that are not "domestically controlled" and U.S. real property holding companies) will be subject to withholding of U.S. federal income tax when paid to a foreign shareholder and will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Gain from the sale of shares of a REIT or RIC that is domestically controlled (generally, a REIT or RIC that is less than 50% owned by foreign persons) or from interests representing 5% or less of a publicly-traded class of shares, however, will not be considered gain from a U.S. real property interest. These provisions will first apply to a Fund in its taxable year beginning November 1, 2005.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

                                    EXPERTS

   Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

   The financial statements of the Core Growth Fund, the Enhanced Index Core Equity Fund, the Enhanced Index Growth Fund, the Enhanced Index Value Fund, the High Yield Fund, the Small Capitalization Value Fund, the Small Company Opportunities Fund and the Value Fund are set forth in the Trust's Semi-Annual Report as of April 30, 2004, and are incorporated herein by reference; the audited financial statements of these Funds are set forth in the Trust's Annual Report as of October 31, 2003, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. The financial statements of the Core Bond Fund, the Balanced Fund, the Diversified Bond Fund, the Short-Duration Bond Fund, the Money Market Fund, the Inflation-Protected Bond Fund and the International Equity Fund are set forth in the Semi-Annual Report of MassMutual Select Funds (formerly, MassMutual Institutional Funds) as of June 30, 2004, and are incorporated herein by reference; the audited financial statements of these Funds are set forth in MassMutual Select Funds' Annual Report as of December 31, 2003, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. A copy of each of the Semi-Annual Reports incorporated by reference herein are available, without charge, upon request by calling 1-888-309-3539.

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                                 MISCELLANEOUS

Standard & Poor's Earnings and Dividend Rankings for Common Stocks

   Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are: A+ (Highest); A (High); A- (Above Average); B+ (Average); B (Below Average); B- (Lower); C (Lowest) and D (Declared Bankruptcy). A rank of LIQ is given to companies that have entered liquidation.

Additional Information Pertaining to the Enhanced Index Core Equity Fund

   The Enhanced Core Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Enhanced Core Equity Fund or any member of the public regarding the advisability of investing in securities generally or in the Enhanced Index Core Equity Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Manager is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Manager or the Enhanced Index Core Equity Fund. S&P has no obligation to take the needs of the Manager or the owners of the Enhanced Index Core Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Enhanced Index Core Equity Fund or the timing of the issuance or sale of the Enhanced Index Core Equity Fund or in the determination or calculation of the equation by which the Enhanced Core Equity Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Enhanced Index Core Equity Fund.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OF THE ENHANCED INDEX CORE EQUITY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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

                                   GLOSSARY

   Currency Transactions: include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

   Duration: indicates how interest rate changes will affect a debt instrument's price. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund's sub-adviser's estimates of future economic parameters, which may vary from actual future values.

   NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody's are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody's two highest ratings are P-1 and P-2 and S&P's two highest ratings are A-1 and A-2.

   U.S. Government Securities: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

   The name MassMutual Premier Funds is the designation of the Trustees under a Declaration of Trust dated August 1, 1994, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant Fund shall be bound.

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                 APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

   Although the ratings of fixed-income securities by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

   The descriptions of the S&P and Moody's commercial paper, bond and municipal securities ratings are set forth below.

Commercial Paper Ratings:

   S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

    A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

   Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

   Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

  .   Leading market positions in well-established industries.

  .   High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Bond Ratings:

   S&P describes its four highest ratings for corporate debt as follows:

      AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

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

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Moody's describes its four highest corporate bond ratings as follows:

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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                       APPENDIX B--PROXY VOTING POLICIES

   The Trustees of the Trust have delegated the proxy voting responsibilities relating to voting securities held by the Fund to Babson or OFI, as applicable.

                         Babson Capital Management LL
                              ("Babson Capital")
                                  Section 12
                     Proxy Voting Policies and Procedures

Purpose             The purpose of these policies and procedures (the "Policy") is to ensure that
                    Babson Capital fulfills its responsibilities under Rule 206(4)-6 under the
                    Investment Advisers Act of 1940 (the "Advisers Act"). Rule 206(4)-6 requires, among other matters, that Babson Capital adopt written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson Capital addresses material conflicts that may arise between Babson Capital's interests and those of its clients.

Proxy Voting Policy Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e., prudently and in a manner believed by Babson Capital to best protect and enhance a client's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder
                    Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines, a summary of which is attached as Appendix A hereto.

                    Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter/1/, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Policy, a Material
                    Conflict shall mean any position, relationship or interest, financial or otherwise, of
                    Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect
                    Babson Capital's or such person's independence or judgment concerning how to vote proxies.

--------
1 If a proxy involves an issue not addressed by ISS's Guidelines, it shall be analyzed on a case-by-case basis.

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
Administration of Proxy Proxy Committee: Babson Capital hereby creates a standing committee of Babson
  Voting Policy         Capital officers to be called the Proxy Committee. Members of the Proxy
                        Committee shall be appointed (and may be discharged) by the Chief Executive
                        Officer of Babson Capital. The Committee shall (1) review the Policy and Babson
                        Capital's implementation of the Policy, including ISS's guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2)
                        recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients' best interests, (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record Keeping Requirements Section below. A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy
                        Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures Section of the Policy.

                        Proxy Administrators: Babson Capital's Chief Operating Officer shall designate one or more Proxy Administrators (each, a "Proxy Administrator"). The Proxy
                        Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee. Any questions or concerns regarding solicitor arrangements should be addressed to
                        Babson Capital's Director of Compliance and/or legal counsel.

Proxy Voting            New Account Procedures: Babson Capital's investment management agreements
  Procedures            for its institutional equity investment accounts and its private wealth management accounts generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson
                        Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client's proxy voting policy and provides the client's proxy voting policy to
                        Babson Capital, Babson Capital will vote as instructed by the client. In the event an investment management agreement is silent on the matter, Babson Capital should get written confirmation from such client as to its preference, where possible.
                        Because proxy voting is integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no instructions as to its preferences.

                        Handling of Proxies: All proxy statements and proxy cards received by a Babson
                        Capital employee are to be immediately forwarded to the designated Proxy
                        Administrator in the Cambridge, Massachusetts office for logging and posting of votes.

                        Voting Proxies: Babson Capital will vote all client proxies in accordance with
                        ISS's recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in clients' best interests to vote against ISS's recommendation or proxy voting guidelines/2/. In these cases:

--------
2 Nothing herein shall preclude Babson Capital from splitting a vote in those cases where it deems appropriate.

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

                      If (i) a Proxy Analyst recommends that a proxy should be voted against ISS's recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known
                      Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator,
                      the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital
                      Material Conflict or (ii) said Proxy Committee member has identified a Material
                      Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy
                      Committee determines that such vote is in the clients' best interests.

                      No employee, officer, director or board of managers member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

Required Disclosures/ Babson Capital shall include a summary of the Policy in its Form ADV Part II, as
  Client Request for  well as instructions as to how an advisory client may request a copy of the Policy
  Information         and/or a record of how Babson Capital voted the client's proxies. Any client requests for copies of the Policy or a record of how Babson Capital voted the client's proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

Record Keeping        For equity investment clients for which Babson Capital has discretionary proxy
  Requirements        voting authority, Babson Capital has contracted with ISS to retain:

                          1. All proxy statements regarding client securities; and

                          2. All records of votes cast on behalf of clients

                      for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

                      For all other clients and for any proxies received with respect to which ISS has not provided Babson Capital with a recommendation; such information shall be retained by the Proxy Administrator receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser or investment sub-adviser, such records shall include the following detail:

                          1. The name of the issuer of the portfolio security;

                          2. The exchange ticker symbol of the portfolio security;

                          3. The Council on Uniform Securities Identification Procedures ("CUSIP")
                             number for the portfolio security, if available;

                          4. The shareholder meeting date;

                          5. A brief identification of the matter voted on;

       6. Whether the matter was proposed by the issuer or by a security holder;

       7. Whether the investment company client cast its vote on the matter;

       8. How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

       9. Whether the investment company client cast its vote for or against management.

   In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6:

       1. The Policy and any amendments thereto;

       2. All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

       3. All records of client written requests for proxy voting information and the responses thereto.

   For all other clients and for any proxies received with respect to which ISS has not provided Babson with a recommendation; such information shall be retained by the Proxy Administrators for the Babson office receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

(3) The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security, if available;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

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

                                  APPENDIX A

                          Effective February 1, 2004

                      ISS Proxy Voting Guidelines Summary

   Following is a concise summary of ISS's proxy voting policy guidelines.

   1. Auditors

   Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

  .   Tenure of the audit firm

  . Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

  .   Length of the rotation period advocated in the proposal

  .   Significant audit-related issues

   2. Board of Directors

Voting on Director Nominees in Uncontested Elections

   Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

  . Insiders and affiliated outsiders on boards that are not at least majority independent

  .   Directors who sit on more than six boards

  . Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

   Independent Chairman (Separate Chairman/CEO)

   Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

   Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

   3. Shareholder Rights

Shareholder Ability to Act by Written Consent

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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

Shareholder Ability to Call Special Meetings

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

   4. Proxy Contests

Voting for Director Nominees in Contested Elections

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

   5. Poison Pills

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

   6. Mergers and Corporate Restructurings

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

   7. Reincorporation Proposals

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

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

   8. Capital Structure

Common Stock Authorization

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

  . It is intended for financing purposes with minimal or no dilution to current shareholders

  . It is not designed to preserve the voting power of an insider or significant shareholder

   9. Executive and Director Compensation

   ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

   Vote AGAINST a plan if the cost exceeds the allowable cap.

   Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

  . The plan expressly permits repricing without shareholder approval for listed companies; or

  . There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

  .   Historic trading patterns

  .   Rationale for the repricing

  .   Value-for-value exchange

  .   Option vesting

  .   Term of the option

  .   Exercise price

  .   Participation

Employee Stock Purchase Plans

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

  .   Purchase price is at least 85 percent of fair market value

  .   Offering period is 27 months or less, and

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

   Potential voting power dilution (VPD) is 10 percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

   Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

   Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

   Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

   10. Social and Environmental Issues

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
   In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                     VOTE:

   FOR proposals for the company to amend its Equal Employment Opportunity
(EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

   AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

   OppenheimerFunds, Inc.
   498 Seventh Avenue
   New York, New York 10018

   Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures August 1,
2003

   These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A. Accounts for which OFI has Proxy Voting Responsibility

   Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

   In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B. Objective

  . OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

   When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

   In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C. Proxy Voting Agent

   OFI has retained Institutional Shareholder Services ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

   ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

   ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

  .   The name of the issuer of the portfolio security;

  .   The exchange ticker symbol of the portfolio security;

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

  .   The CUSIP number for the portfolio security;

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the fund cast its vote on the matter;

  . How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

  .   Whether the fund cast its vote for or against management.

   The ISS reports also include the ISS recommended vote on each proposal.

D. Proxy Voting Coordinator

   The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E. Conflicts of Interest

   OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F. Proxy Voting Guidelines

   The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

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              OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES

                                AUGUST 1, 2003

Summary

   With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

  . We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

  . In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

  . We support shareholder proposals to reduce a super-majority vote requirement.

  .   We oppose management proposals to add a super-majority vote requirement.

  . We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

  . We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

  .   We oppose re-pricing of stock options.

  . In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

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                               OPPENHEIMER FUNDS

                            Proxy Voting Guidelines

1.0 The Board of Directors

   1.01 Voting on Director Nominees

   Vote FOR each Director Nominee, except:

   Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed CASE-BY-CASE).

   Examples of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

   1.02 Elect Compensation Committee or Audit Committee

   OPPOSE if Committee is not fully composed of Independent Directors.

   An Independent Director is defined as a director that:

  . Has not been employed by the company or any affiliate in an executive capacity within the last five years.

  . Is not a member of a firm that is one of this company's paid advisors or consultants.

  .   Is not employed by a significant customer or supplier of the company.

  .   Does not have a personal services contract with the company.

  . Is not employed by a tax-exempt organization that receives significant contributions from the company.

  . Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

  . Has not had any business relationship that would be required to be disclosed under Regulation S-K.

  . a director's fees must be the sole compensation an audit committee member receives from the company./1/

   1.03 Establish a Nominating Committee

   OPPOSE if less than all Directors on the Nominating Committee are Independent Directors.

   1.04 Limit Composition of Committee(s) to Independent Directors

   Review on a CASE-BY-CASE basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

   1.05 Require that Directors' Fees be Paid in Stock

   Vote WITH MANAGEMENT.
--------
1  Per the proposed NYSE corporate governance standards for listed companies.

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   1.06 Approve Increase in Board Size

   Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

   1.07 Approve Decrease in Board Size

   SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

   1.08 Classify Board of Directors

   Vote AGAINST proposal to classify the board of directors.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

   In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

   Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

   1.09 Officers/Directors Liability and Indemnification

   SUPPORT proposal if it conforms to state law.

   1.10 Director Age Restrictions

   OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

   1.11 Establish Term Limits for Directors

   Vote WITH MANAGEMENT.

   1.12 Mandatory Retirement Age for Directors

   OPPOSE provided there are term limits for Directors.

   1.13 Separate CEO & Chairman Positions

   Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

   1.14 Require Annual Election of Directors

   Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

   1.15 Require that a Majority of Directors be Independent

   Vote FOR proposal that a majority of Directors be Independent.

   Consider proposals that more than a majority of Directors be Independent on a CASE-BY-CASE basis.

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   1.16 Establish Director Stock Ownership Requirements

   Vote WITH MANAGEMENT

2.0 Auditors

   2.01 Ratify Selection of Auditors

   Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

   2.02 Approve Discharge of Auditors

   Examine on a CASE-BY-CASE basis.

   2.03 Audit Firm Rotation

   Vote AGAINST shareholder proposal asking for audit firm rotation.

   Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

   OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0 Proxy Contest Defenses

   3.01 Eliminate Cumulative Voting

   Vote FOR proposal to eliminate cumulative voting.

   Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

   3.02 Provide for Confidential Voting

   OPPOSE.

   If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 Tender Offer Defenses

   4.01 Management Proposal to adopt shareholders rights plan ("poison pill")

   These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

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   OFI will generally OPPOSE adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

   4.02 Submit Poison Pill to Shareholder Vote

   Vote FOR.

   4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

   OPPOSE.

   4.04 Super-Majority Vote Requirements

   Vote FOR shareholder proposal to reduce super-majority vote requirement.

   Vote AGAINST management proposal to require supermajority vote.

   4.05 Anti-Greenmail Amendments

   Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

   Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0 Corporate Governance

   5.01 Establish Shareholder Advisory Committee

   VOTE WITH MANAGEMENT

   5.02 Shareholders' Right to Call a Special Meeting

   Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0 Capital Structure

   6.01 Increase Authorized Common Stock

   SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

   6.02 Issue Tracking Stock

   In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that

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it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

   OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

   6.03 Submit Preferred Stock Issuance to Vote

   SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

   6.04 Issue "Blank Check" Preferred Stock

      OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

   6.05 Increase Authorization of "Blank Check" Preferred Stock

   OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

   6.06 Pledge of Assets for Debt (Generally, Foreign Issuers)

   In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

   OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0 Compensation

   We review compensation proposals on a CASE-BY-CASE basis.

   In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

   7.01 Employee Stock Purchase Plan

   Vote FOR unless the offering period exceeds 12 months.

   7.02 Cash Bonus Plan

   Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

   7.03 Non-Employee Director Stock Plans

   Vote IN FAVOR if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

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   7.04 Executive Stock Based Plans

   OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

   In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers./2/

   7.05 Bonus for Retiring Director

   Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

   7.06 Proposal to Re-price Stock Options

   OPPOSE.

   7.07 Submit Severance Agreement to Shareholder Vote

   Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

   7.08 Shareholder Proposal to Limit Executive Compensation

   VOTE WITH MANAGEMENT

   7.09 Shareholder Proposal to Submit Executive Compensation to Shareholder
Vote

   VOTE WITH MANAGEMENT

   7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

   Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0 State of Incorporation

   8.01 Proposal to Change the Company's State of Incorporation

   Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.
--------
2 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

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9.0 Mergers and Restructuring

   9.01 Mergers and Acquisitions

   Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

   9.02 Corporate Restructuring

   Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

   9.03 Spin-offs

   Votes on spin-offs should be considered on a CASE-BY-CASE basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

   9.04 Asset Sales

   Votes on asset sales should be made on a CASE-BY-CASE basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

   9.05 Liquidations

   Votes on liquidations should be made on a CASE-BY-CASE basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   9.06 Appraisal Rights

   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

   9.07 Changing Corporate Name

   Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

   9.08 Severance Agreements that are Operative in Event of Change of Control

   Review CASE-BY-CASE, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).

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